Exhibit 10.1

Execution Copy

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. The omitted information is indicated by [***].

AMENDED AND RESTATED

DELTA CONNECTION

AGREEMENT

This Amended and Restated Delta Connection Agreement (this “Agreement”), dated and effective at 12:01 AM on the 8th day of September, 2005 (the “Effective Date”), is between Delta Air Lines, Inc., whose principal address is 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”) and SkyWest Airlines, Inc. (“SKYW” or “Operator”), whose principal address is 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SKYW are parties to that certain Delta Connection Agreement, dated as of July 1, 1990, as amended from time to time (the “Original Delta Connection Agreement”); and

WHEREAS, Delta offers scheduled air transportation services through regional aircraft operators currently operating as “Delta Connection” (“Delta Connection Program”); and

WHEREAS, SKYW desires for Delta to perform and provide various marketing, schedule and fare related, and other services for SKYW in connection with the Delta Connection Program; and

WHEREAS, Delta is willing to perform and provide various marketing, schedule and fare related, and other services for SKYW in connection with the Delta Connection Program; and

WHEREAS, this Agreement will enhance the ability of SKYW and Delta to serve the public and the communities that they serve or may choose to serve; and

WHEREAS, the parties desire to amend and restate the Original Delta Connection Agreement in its entirety; and

WHEREAS, SKYW is a wholly-owned subsidiary of SkyWest, Inc. (“SI”); and WHEREAS, pursuant to the terms of that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) dated as of August 15, 2005, by and among SI, Delta and ASA Holdings, Inc., concurrently with the execution of this Agreement, Atlantic Southeast Airlines, Inc. (“ASA”) will become a wholly-owned subsidiary of SI (the “ASA Acquisition”); and

WHEREAS, concurrently with the execution and delivery of this Agreement, Delta and ASA, as a wholly-owned subsidiary of SI, are amending and restating the Amended and Restated Delta Connection Agreement between Delta and ASA dated as of January 1, 2003, as amended from time to time, pursuant to which ASA will operate as a Delta Connection Carrier (the “ASA Delta Connection Agreement”); and

WHEREAS, SI will guaranty the obligations of SKYW as provided herein pursuant to the terms and conditions set forth in that certain Guaranty Agreement of even date herewith delivered by SI to Delta (the “Guaranty Agreement”) in connection herewith.

NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SKYW, intending to be legally bound, hereby amend and restate the Original Delta Connection Agreement in its entirety, effective as of the Effective Date, as follows:

ARTICLE 1. FARES AND RULES PUBLICATION.

A.Delta Connection Program and Appointment of Delta as Agent.      Subject to Section 1(B) below, SKYW hereby appoints Delta as SKYW’s agent to publish its fares, schedules and related information under Delta’s two letter flight designator code in city pairs specified by Delta on the (i) [***] aircraft set forth on Exhibit A attached hereto under the heading “Current Aircraft,” (ii) any aircraft subject to the ASA Delta Connection Agreement that ASA subsequently designates as an “Aircraft” (as defined below) in accordance with the terms and conditions of the ASA Delta Connection Agreement (“ASA Aircraft”) and becomes subject to this Agreement and (iii) any other aircraft subsequently agreed by the parties to be operated by SKYW (“Other Aircraft,” and collectively with Current Aircraft and ASA Aircraft, the “Aircraft”), and Delta hereby accepts such appointment. Delta hereby grants SKYW the authority to operate as a Delta Connection Carrier, and SKYW hereby accepts such grant, to conduct air transportation operating the Aircraft utilizing certain services together with certain trademarks and service marks owned by Delta or which Delta has the right to use, all as provided herein.

B.Aircraft Rent/Ownership Costs. Prior to any aircraft other than a Current Aircraft becoming an Aircraft under the terms and scope of this Agreement, Delta shall have the right to approve the “Aircraft Rent/Ownership Cost” (as defined herein) with respect to such aircraft, such approval not to be unreasonably withheld or delayed.

Subject to the prior written consent of Delta, which shall not be unreasonably withheld or delayed, SKYW may designate and transfer, from time to time, upon the prior written consent of ASA, any Aircraft as an aircraft subject to the ASA Delta Connection Agreement to be operated thereafter by ASA pursuant to the terms and conditions thereof; provided that any such designation and transfer does not (i) create an undue burden on Delta, (ii) interfere with Delta’s performance requirements or schedule of published flights, or (iii) otherwise increase the cost to Delta hereunder and under the ASA Delta Connection Agreement, in the aggregate. Further, subject to the prior written consent of Delta, which shall not to be unreasonably withheld or delayed, and the satisfaction of the conditions set forth in the ASA Delta Connection Agreement, SKYW, with the prior written consent of ASA, may designate and cause ASA to transfer an ASA Aircraft as an Aircraft hereunder; provided, however, that any such designation and transfer does not create an undue burden on Delta, interfere with Delta’s performance requirements or schedule of published flights, or otherwise increase the cost to Delta hereunder and under the ASA Delta Connection Agreement, in the aggregate. If one or more Aircraft is removed from the scope of this Agreement as provided herein or one or more aircraft are added to this Agreement pursuant to the terms of the ASA Delta Connection Agreement and this Agreement, Exhibit A and Exhibit B attached hereto shall be modified and amended to account for such aircraft removal or addition, as the case may be, subject to the mutual satisfaction of the parties hereto.

C.Fares, Rules and Seat Inventory. Delta, in its sole discretion, shall establish and publish all fares and related tariff rules for all seats, cargo and freight on the Aircraft, including fares and rules for local traffic in the city pairs served by such Aircraft. In addition, Delta will control all seat inventory and revenue management decisions for the Aircraft.

D.Schedules Publication. Delta, in its sole discretion, shall establish and publish all schedules for the Aircraft, including city-pairs served, frequencies, and timing of scheduled departures. Where practical, Delta will collaborate with SKYW to determine mutually optimal schedules. SKYW shall operate the Aircraft in the city pairs designated by Delta, subject to the frequency, scheduling and other requirements established by Delta from time to time. In addition, it is agreed and understood that Delta may utilize and schedule any of the Aircraft to perform various charter operations on behalf of Delta as can be reasonably accommodated by SKYW.

Delta will notify SKYW of schedule times, frequencies and related information for the Aircraft as sufficiently in advance of the schedule publication date so that the information can be properly disseminated to SKYW for pilot and flight attendant staffing, and related operational requirements.

ARTICLE 2. EXCLUSIVITY.

A.SKYW agrees that, except as otherwise directed or approved in writing by Delta, in Delta’s sole discretion, (i) the Aircraft may be used only to provide the air services contemplated by this Agreement (the “Delta Connection Flights”) and (ii) the Aircraft may not be used by SKYW for any other purpose including, without limitation, flying for any other airline, providing charter services other than pursuant to Section 1(D) hereof, or on SKYW’s own account.

B.During the Term SKYW shall not operate more than [***] flights per day for any third party or under any air carrier’s flight designator code into or out of Atlanta (ATL), Cincinnati (CVG), Orlando (MCO) and Salt Lake City (SLC) (each, a “Restricted Airport”); provided that the foregoing restriction shall terminate immediately upon SKYW providing a written certification (an “Exclusivity Certificate”) to Delta that SKYW is not subject to any restrictions as to where SKYW may operate for any third party or under any air carrier’s flight designator code or how many flights SKYW may operate in any given airport for any third party or under any air carrier’s flight designator code. Notwithstanding the above, if at any time after SKYW delivers an Exclusivity Certificate to Delta, SKYW becomes subject to any restriction as to where SKYW may operate for any third party or under any air carrier’s flight designator code or how many flights SKYW may operate in any given airport for any third party or under any air carrier’s flight designator code, the restrictions set forth in this paragraph shall be immediately reinstated and of full force and effect.

C.During the Term SKYW shall not operate more than [***] flights per day under its own flight designator code into or out of any Restricted Airport.

D.Neither SKYW, nor any affiliate of SKYW, shall use any of the services, facilities or equipment provided by Delta, or an affiliate of Delta, to SKYW in connection with the Aircraft or the Delta Connection Flights outside the scope of this Agreement without the prior written consent of Delta. With respect to any ancillary facilities or equipment used by SKYW, or an affiliate of SKYW, in connection with providing the services contemplated by this Agreement, such use for the benefit of Delta shall have priority over any other use contemplated by SKYW, or any affiliate of SKYW. With respect to facilities or equipment owned, leased or otherwise used by SKYW, Delta shall have the right to designate from time to time which property shall be used to carry out SKYW’s obligations under this Agreement; provided, however, that such request does not conflict with any other contractual obligation of SKYW then applicable.

ARTICLE 3. COMPENSATION.

A.	Compensation.

In exchange for the flying and operation of the Aircraft, Delta shall pay SKYW [***] of the “Base Rate Costs” and the “Pass Through Costs” (each as such term is defined below, and collectively, the “Direct Costs”) in each case, as relates to the operation of the Delta Connection Flights and as provided for in this Agreement. It is understood that Direct Costs shall be based on market based, direct operating costs and generally accepted accounting principles (“GAAP”), but specifically shall exclude any pre-paid expenses except as expressly provided herein.

(i)The “Base Rate Costs” shall include all direct operating costs recorded in accordance with GAAP (but specifically excluding any prepayments except as expressly provided in this Agreement and any accruals for reserve items relating to pending or threatened litigation, regulatory claims, undetermined labor rates or any other reserve item not regularly made in Operator’s ordinary course of business) based upon (a) the model attached hereto as Exhibit B (as modified from time to time), and (b) a minimum utilization of the Aircraft of an average of [***] block hours per day (measured on a monthly average of all of the in-revenue service Aircraft during such month) (the “Minimum Utilization Average”). If the actual utilization average is less than the Minimum Utilization Average for more than [***] consecutive months, then the Base Rate Costs shall be subject to adjustment based on the actual utilization average. SKYW covenants and agrees that with respect to any direct operating costs only a portion of which are allocated as Base Rate Costs hereunder, such allocation shall not be made in a manner that is economically disadvantageous to Delta vis-a-vis SKYW or any other codeshare partner of SKYW to whom such direct operating costs are also allocated.

At all times during the Term, Operator shall use its best efforts to reduce its Base Rate Costs and achieve profitability improvement targets established by Delta from time to time to reduce Operator’s Direct Costs.

(ii)The “Pass Through Costs” shall include the following variable costs for which Delta shall bear the risk of price and volume fluctuations; provided that such costs shall be reconciled on a monthly basis to reflect the actual costs incurred by Operator:

(1)	Landing Fees;
(2)	Hull Insurance;
(3)	Passenger Liability Insurance;
(4)	War Risk Insurance;
(5)	Fuel Expense – SKYW’s actual fuel and into-plane expenses;
(6)	Glycol and de-icing services (but not if provided by Delta or an affiliate of Delta at no cost to SKYW);
(7)	Catering Costs;
(8)	Security;
(9)	Property Taxes;
(10)	All costs to change the livery of any Aircraft pursuant to any request by Delta; and
(11)

Passenger amenities costs and other interrupted trip expenses, including without limitation, denied boarding compensation, food and lodging expenses and other transportation costs incurred by Operator due to any action or omission principally caused by Delta or an affiliate of Delta.

as well as the following:

(1)

“Engine Maintenance Expense” – SKYW’s actual engine maintenance costs incurred as provided on Exhibit B, or in the event SKYW enters into a “power by the hour” agreement with respect to the Aircraft engines, which agreement shall be subject to the prior written approval of Delta, the charges under such “power by the hour” agreement, less any warranty payments or credits SKYW receives. In addition, to the extent not previously reimbursed by Delta to SKYW under this Agreement or the Original Delta Connection Agreement, Engine Maintenance Expense shall include all reasonable expenses incurred by SKYW in connection with the return of the aircraft identified in paragraphs (1) and (2) of Schedule 16(B)(4) of the ASA Delta Connection Agreement together with the original engines on such aircraft at the time that SKYW originally took delivery of such aircraft, including but not limited to, costs associated with unreimbursed updates or conversion or other significant modifications of the applicable engines. Notwithstanding the foregoing, Pass Through Costs shall not include any engine maintenance performed unreasonably in advance of the time such maintenance is required in accordance with SKYW’s FAA approved maintenance program for the applicable Aircraft.

(2)

“Aircraft Rent/Ownership Costs” – SKYW’s actual aircraft rent/ownership expenses for the Aircraft. Notwithstanding the foregoing, if after the Effective Date, SKYW purchases an additional Aircraft by paying the full purchase price in cash with no debt financing, the Aircraft Rent/Ownership Costs for such Aircraft shall be deemed to be the amount that would have been payable by SKYW had SKYW borrowed [***] of such Aircraft purchase price financed at a debt rate equal to the average debt rate of the five (5) Aircraft most recently acquired by SKYW solely with debt financing during the immediately preceding 18-months; or, if the foregoing is not applicable because five (5) such Aircraft have not been so acquired, a debt rate as reasonably agreed upon by the parties. SKYW shall not re- finance any Aircraft without the prior written consent of Delta if such refinancing would result in higher Aircraft Rent/Ownership Costs in the Pass Through Costs, or otherwise increase any liability or obligation of Delta.

(3)

“Terminal Facility Rent and Use Charges” – SKYW’s actual applicable terminal facility rent and use charges, including without limitation facilities maintenance and operation expenses, but excluding any such rent and use charges if premises are provided by Delta or any affiliate of Delta at no cost to SKYW. Terminal Facility Rent and Use Charges shall be reduced by any guaranty, incentive payments or rebates from any airport, local or municipal authorities Operator receives related to the Delta Connection Flights.

Notwithstanding the foregoing, Pass Through Costs shall not include any late payment charges, penalties and/or fees which SKYW incurs in connection with the payment of the expenses listed above, except to the extent such late payment charges, penalties and/or fees is attributable to any action or omission principally caused by Delta or an affiliate of Delta.

At all times during the Term, Operator shall use best efforts to control and reduce its Pass Through Costs. If Operator identifies and implements initiatives that directly result in cost savings (as compared to the previous year’s Pass Through Costs adjusted for changes in volume) with respect to Pass Through Costs, Operator and Delta shall share such savings on an equal basis for a period of twelve (12) months. After such 12-month period, Delta shall retain the entire benefit of any such savings with respect to such initiatives. If Delta identifies initiatives that directly result in costs savings (as compared to the previous year’s Pass Through Costs adjusted for changes in volume) by Operator with respect to Pass Through Costs, Operator shall use best efforts to implement such initiatives and Delta shall retain the entire benefit with respect to such initiatives.

B.	Non-Reimbursable Costs.

The parties hereby acknowledge and agree that Operator shall be solely responsible and Delta shall not be responsible, nor reimburse Operator, for any of the following costs:

(1)any and all FAA, DOT or any other government agency fines administered or levied against Operator due to any action or omission not principally caused by Delta or an affiliate of Delta; and

(2)Passenger amenities costs and other interrupted trip expenses, including, without limitation denied boarding compensation, food and lodging expenses and other transportation costs incurred by Operator due to any action or omission principally caused by Operator or an affiliate of Operator.

C.	Delta Costs.

The parties acknowledge and agree that the following costs related to SKYW’s services hereunder shall be paid directly by Delta and shall not be included in the Direct Costs:

(1)	Travel agency commissions, if any;
(2)	Credit card fees;
(3)	Reservations handling charges;
(4)	Booking fees;
(5)	Frequent flyer charges;
(6)	Denied boarding costs, except as set forth in Section 3(C)(3) above,
(7)	Advertising;
(8)	Glycol and de-icing services (if provided by Delta or an affiliate of Delta);
(9)	Terminal Facility Rent and use charges, including without limitation facilities maintenance and operations costs (if premises are provided by Delta or an affiliate of Delta); and
(10)	The cost of any Support Services (as defined herein) and any ticketing services, if provided by Delta or an affiliate of Delta.

D.	Block Hour Payment.

In addition to the payment by Delta of Direct Costs, Delta shall pay Operator an amount equal to [***] per block hour, subject to an annual escalation of [***] (“Block Hour Payment”).

E.	Accounting Provisions.

Delta shall retain all revenues (including, without limitation, passenger, cargo, mail, food, beverage and duty-free services or any other revenue including, without limitation, any guaranteed or incentive payments from airport, local or municipal authorities in connection with scheduling flights to such airport or locality or any federal funds payments) in connection with the operation of the Delta Connection Flights. Operator shall promptly remit to Delta all monies with respect to all airline ticket sales, on-board sales, baggage charges, passenger charges, cargo sales and all other revenue collected by SKYW or any agent or employee of SKYW in connection with the operation of the Aircraft (including credit card transactions).

On the [***] day of each month (or if not a business day, on the following business day) Delta will advance to SKYW via wire transfer [***] of the estimated monthly Direct Costs and Block Hour Payment (each, a “Provisioning Payment”). SKYW shall calculate the amount of the advance, using projected fuel costs, estimated number of weekly revenue block hours, departures and passengers based on the most recent Delta schedule for the Delta Connection Flights and assuming SKYW’s actual completion rate will be equal to [***] and SKYW shall submit a written invoice (together with the estimates and calculation referenced in the prior sentence) to Delta no later than the [***] day of the preceding month (or if not a business day, on the following business day). Delta shall be entitled to review and verify SKYW’s invoice and accompanying estimates and calculations prior to making any advance payment pursuant to this paragraph; provided, however, any such review or payment by Delta shall not be deemed as Delta’s final approval of SKYW’s invoice and accompanying estimates and calculations, and such information shall still be subject to potential audit and reconciliation pursuant to this Article

3; provided, further, Delta’s review of any invoice and accompanying estimates and calculations shall not extend beyond the due date of the first payment for the month at issue.

Nothing in this Agreement shall relieve Delta or Operator of any of their respective obligations under the Original Delta Connection Agreement arising prior to the Effective Date. [***].

Within [***] days following the end of each month and upon the termination of this Agreement, SKYW will reconcile the actual Direct Costs and Block Hour Payment earned by SKYW for the Delta Connection Flights and the final operating results of, and actual revenue block hours flown by, SKYW with the Provisioning Payments made as described above and submit a final written invoice (together with the relevant data with respect to the actual Base Rate Costs and Block Hour Payment earned and final actual operating results) to Delta; provided, however, that for the month of the Term that includes the Effective Date, such reconciliation shall include the reconciliation of amounts paid as described in the immediately preceding paragraph. Within [***] business days of receipt of such invoice, Delta will review and verify such final invoice and data, and Delta or Operator, as the case may be, shall pay, via wire transfer, to an account designated by the other party, monies equal to the agreed to reconciled amount. Delta shall be entitled to review and verify SKYW’s final written invoice (together with the relevant data with respect to the actual Base Rate Costs and Block Hour Payment earned and final actual operating results); provided, however, any such review or payment shall still be subject to potential audit and reconciliation pursuant to this Article 3. With respect to a reconciliation upon a termination of this Agreement that is not effective at the end of a calendar year, Direct Costs which are paid on an annual basis shall be allocated on a pro rata basis assuming a 365 day calendar year. Further, with respect to Pass Through Costs associated with engine maintenance and overhauls, upon termination of this Agreement, such Pass Through Costs shall be calculated by multiplying the number of engine block hours flown since the last engine overhaul by an engine block hour rate reasonably determined, in good faith, by the parties. Upon such calculation, Delta shall, at its sole option, either (i) pay such calculated amount to SKYW as part of the final reconciliation, (ii) perform (or have a third party perform) the requisite engine maintenance or overhauls or (iii) a combination of (i) and (ii).

Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the Aircraft, or any of the Delta Connection Flights, due to a strike, labor dispute, work stoppage or similar event or any other event; provided in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW or relates to the Aircraft, Delta shall not be obligated to pay SKYW any Direct Costs, Block Hour Payment, or any other amounts, in connection with such non-operated Aircraft and Delta Connection Flights. However, if SKYW is unable to operate any of the Aircraft, or any of the Delta Connection Flights, due to a strike, labor dispute, work stoppage, or similar event or any other event, that is substantially within the control of, or caused by, some action or inaction of Delta or an affiliate of Delta, Delta shall be obligated to pay SKYW Direct Costs and Block Hour Payments based on the Minimum Utilization Average. If SKYW is unable to operate any of the Aircraft, or any of the Delta Connection Flights, due to an event that is not substantially within the control of, or caused by, some action or inaction of either SKYW or Delta, Delta shall be obligated to pay SKYW’s Fixed Costs on Exhibit B attached hereto, as well as crew costs

(provided SKYW shall use best efforts to mitigate and minimize such crew costs in a commercially reasonable manner), Aircraft Rent/Ownership Costs, hull insurance, property taxes and heavy inspection costs for maintenance already in process prior to any such event, but not any other variable costs or Block Hour Payment with respect to such non-operated Aircraft and Delta Connection Flights during the period that SKYW is unable to operate such Aircraft or the Delta Connection Flights.

F.	Audit of Costs, Operations and Service Levels.

Operator shall maintain complete and accurate books and records to support and document all revenues, costs and expenses related to the Aircraft and its Delta Connection Program operations hereunder in accordance with GAAP. Delta’s in-house finance staff and any independent consultants selected by Delta shall be entitled, following reasonable notice to Operator, to audit and inspect Operator’s books and records with respect to services provided hereunder, the service levels achieved, and the determination of charges due pursuant to this Agreement for the purpose of (i) prospectively adjusting the Base Rate Costs in connection with any annual review pursuant to Section 3(G) hereof or (ii) auditing Direct Costs or Block Hour Payment due or paid hereunder. Any such audit will be conducted during regular business hours and be paid for by Delta unless such audit determines that Operator owes Delta in excess of [***] then Operator shall pay Delta the costs and expenses incurred by Delta in connection with such audit.

G.Rate Setting. The parties agree that on or after [***], 2010, but in no event later than [***], 2010 (and each 5 years thereafter on the same applicable dates), the parties shall reset the Base Rate Costs to reflect Operator’s actual Base Rate Costs for 2010 (and each 5th year thereafter) and amend Exhibit B. In the event that the parties are unable to agree on the reset Base Rate Costs, the parties further agree that (i) at the request of either party, and at the expense of the requesting party, the parties shall engage a mutually agreed independent consultant, to determine the reset Base Rate Costs. Any such determination by the independent consultant shall be binding on and implemented by the parties. Until the parties are able to agree upon the reset Base Rate Costs to be set forth in Exhibit B (or such are determined by the independent consultant), the Base Rate Costs of the year immediately prior to the reset year shall govern until such time as the parties agree upon the reset Base Rate Costs. Upon agreement, the reset Base Rate Costs and the provisions of Exhibit B as so amended shall be applied retroactively to the beginning of the reset period for which the amendment applies. The Base Rate Costs will apply for all Delta Connection Flights during the year applicable to such Base Rate Costs, and Operator will bear any risks of additional expenses not reflected therein. Operator will use its best efforts to minimize its costs to operate the Aircraft in accordance with this Agreement, and Operator and Delta each agree to notify the other as soon as reasonably practicable of any anticipated or potentially substantial change of cost or operational performance.

H.Right of Set-off. Delta may offset against the next scheduled payment(s) to be made pursuant to Section 3(E) above (i) the undisputed amount of any payment that SKYW or an affiliate of SKYW owes to Delta or an affiliate of Delta but has not made when due or (ii) if SI fails to deposit the applicable Deposit Amount (as defined in Schedule 2.01 of the Purchase Agreement), on any Deposit Date (as defined in Schedule 2.01 of the Purchase Agreement) an amount up to the applicable Deposit Amount and (iii) if SI fails to pay the Top-Up Amount (as defined in Schedule 2.01 of the Purchase Agreement) when due and payable, an amount up to the Top-Up Amount. SKYW may offset against a payment due Delta pursuant to Section 3(E) above the undisputed amount of any payment that Delta or an affiliate of Delta owes to SKYW or an affiliate of SKYW but has not made when due. If a party makes a corrective payment after the other party has exercised its right of offset with respect to such corrective payment, such offset shall be reversed in the next scheduled payment from the other party to such party having made the corrective payment.

I.	Pro Rate Resolution.

[***]

(2)The Prorate Dispute Resolution Committee shall use all reasonable efforts to resolve the Dispute. In the event that the Prorate Dispute Resolution Committee does not reach consensus within thirty days following the Effective Date, then the parties may agree between themselves to utilize such form of third party mediation as may be agreed between such parties, such mediation to be carried out on such basis as may be agreed between the parties. If the parties in dispute do not agree to go to mediation, the Dispute will be subject to arbitration under the following provisions.

(3)Unless otherwise agreed, if the Dispute is not resolved within sixty days following the Effective Date, it shall be referred to and settled by binding and confidential arbitration according to and in accordance with the American Arbitration Association (“AAA”) Commercial Arbitration Rules (the “Arbitration Rules”), which Arbitration Rules are deemed to be incorporated by reference herein, except as they may be modified herein or by mutual agreement of the parties. In the event of a conflict between the Arbitration Rules and the provisions of this Agreement, the provisions of this Agreement shall prevail.

(4)The arbitration, including the rendering of the award, shall be conducted by three (3) arbitrators; provided, however, that the arbitration may be conducted by only one (1) arbitrator if the parties so agree in advance of the arbitration and are able to agree upon a single, mutually acceptable individual. A party initiating the arbitration (the “Claimant”) shall appoint an arbitrator in its request for arbitration (the “Request”). The other party (the “Respondent”) shall appoint an arbitrator within thirty (30) days of receipt of the Request and shall notify the Claimant of such appointment in writing. If within thirty (30) days of receipt of the Request by the Respondent, the Respondent has not appointed an arbitrator, then that arbitrator shall be appointed by the AAA. The first two (2) arbitrators appointed in accordance with this provision shall appoint a third arbitrator within thirty (30) days after the Respondent has notified the Claimant of the appointment of the Respondent’s arbitrator or, in the event of a failure by the Respondent to appoint, within thirty (30) days after the AAA has notified the parties (and any arbitrator already appointed) of its appointment of an arbitrator on behalf of the Respondents. When the third arbitrator has accepted the appointment, the two (2) arbitrators making the appointment shall promptly notify the parties of the appointment. If the first two (2) arbitrators appointed fail to appoint a third arbitrator or to so notify the parties within the time period prescribed above, the AAA shall appoint the third arbitrator and shall promptly notify the parties of the appointment. The third arbitrator shall act as chairman of the arbitration tribunal (in accordance with the Arbitration Rules). Each of the arbitrators shall be, to the extent appropriate, knowledgeable about the marketing and financial settlement aspects of the airline industry (and provided that such persons are then available) and fluent in the English language. If a party does not object to an arbitrator within seven (7) days of appointment, such arbitrator shall be conclusively presumed to have such qualifications. The arbitrator(s) shall be appointed in accordance with the Arbitration Rules. The arbitration proceedings shall take place in New York, New York, or other location as mutually agreed by the parties, and shall be conducted in the English language; provided that all translation costs relating to documentation required in the proceedings shall be shared equally between the parties no matter what the outcome of the arbitration.

(5)Unless a party challenges the appointment of any arbitrator, the parties agree to use all reasonable endeavors to complete the arbitration within 60 days commencing from the date the last arbitrator accepts his or her appointment. In the event of a challenge, the 60 day period shall begin to run from the date the AAA resolves the challenge and, if necessary, appoints another arbitrator. Any decision or award of the arbitrator(s) shall be based solely on the terms of this Agreement, the Prorate Agreement, the evidence submitted by the parties and/or obtained by the arbitrator(s) in accordance with the Arbitration Rules and the substantive governing law applicable to the Prorate Agreement.

(6)The parties waive any right to appeal the arbitration award, to the extent a right to appeal may be lawfully waived. Each party retains the right to seek judicial assistance: (a) to compel arbitration; (b) to obtain interim measures of protection pending arbitration; and (c) to enforce any decision of the arbitrator, including the final award.

(7)The Disputes will be arbitrated with each party submitting its version of a proposed resolution and the arbitrator choosing one or the other as the most appropriate resolution.

(8)Any payment required to be made hereunder shall be paid within 5 days of resolution of the Dispute and if any payment is required to be made by Delta in connection therewith, such payment shall be made through the Clearing House.

ARTICLE 4. TICKETING SERVICES; SIGNAGE; FACILITIES; SLOTS AND ROUTES.

A.Ticketing Services. Either Delta or Operator will provide primary airport ticketing services in connection with the Delta Connection Flights, and, if applicable, the other party will provide supplemental ticketing services for the Delta Connection Flights at Delta’s airport ticketing locations and will use Delta ticket stock for such purposes.

B.Signage. Unless otherwise agreed by the parties, Delta will design, provide and pay for appropriate airport and other signage installed after the Effective Date to reflect the Delta Connection Flights and the relationship between SKYW and Delta. The nature and type of such signage will be in the sole discretion of Delta, subject to any airport, governmental or quasi- governmental restrictions or requirements. Delta will be responsible for installing and maintaining all such signage, but the parties will mutually determine which party will obtain any necessary formal or informal approvals from appropriate airport or other authorities to install such signage. The parties will fully cooperate with each other in all endeavors relating to such signage and any necessary approvals.

C.	Facilities.

(1)In connection with the Delta Connection Flights, SKYW shall use the gates and facilities designated by Delta from time to time at the locations in which SKYW operates such Delta Connection Flights, and, except for gates and facilities used by SKYW for both Delta Connection Flights and its United Express service as of the Effective Date, no other use of such gates and other facilities by SKYW or parties other than Delta or Delta’s designee shall be allowed without Delta’s express written consent.

(2)Delta may, at its option, elect to enter into a lease, sublease, permit, license or other agreement in lieu of SKYW entering into such agreement for any facilities to be used by SKYW at any new or existing city to be served by SKYW pursuant to this Agreement, and in the event Delta exercises this option (i) Delta shall enter into a lease, sublease, permit, license or other agreement with the lessor of such facilities, (ii) SKYW shall utilize such facilities pursuant to a sublease, license agreement, permit, facilities use agreement or ground handling agreement with Delta as Delta elects, (iii) at Delta’s option, the sublease, license agreement, permit, facilities use agreement or ground handling agreement shall terminate when SKYW ceases to operate Delta Connection Flights at the airport and as otherwise provided in such agreement, sublease or permit, and (iv) Delta shall enter into agreements for facilities which are reasonably suitable for SKYW’s operational needs. Delta’s right to designate gates and other facilities to be used by SKYW in connection with providing Delta Connection Flights shall include the right at each airport, in Delta’s discretion, to either: (a) provide for use of some or all of the needed facilities to SKYW through mutually acceptable subleases, license agreements, permits, facilities use agreements or ground handling agreements; or (b) require SKYW to obtain use of such facilities from the airport operator or other lessors. If for any reason Delta fails to provide such facilities, such failure shall not be deemed a breach hereof and SKYW shall be obligated to secure such facilities. Delta and SKYW agree that Delta may relocate SKYW to comparable facilities at the service locations; provided that Delta pays SKYW’s reasonable relocation expenses.

(3)SKYW shall use commercially reasonable efforts to assure that (i) all leases, subleases, permits, licenses and other use agreements of airport facilities entered into by SKYW after the Effective Date in connection with Delta Connection Flights and (ii) any lease, sublease, permit, license or other use agreement in effect as of the Effective Date renewed or extended after the Effective Date that (A) requires a written agreement between SKYW and the applicable party to renew or extend and (B) is used by SKYW in connection with Delta Connection Flights as of the date of renewal or extension (in the case of (i) and (ii), each, a “Facility Lease” and collectively, “Facility Leases’) shall be assignable to Delta or Delta’s designee, at Delta’s election, without the consent of the other party to such Facility Lease on termination of this Agreement (unless terminated by SKYW pursuant to Sections 11(B), 11(C), 11(D) or 11(E)(2), the withdrawal of Delta Connection Flights from such airport or upon written notice from Delta to

SKYW. Subject to any conditions imposed in connection with any assignment and provided that at the time of receipt by SKYW of the written request described below the airport facility is then used (or immediately prior thereto had been used) by SKYW in connection with Delta Connection Flights, SKYW shall, upon written request from Delta, assign such Facilities Leases as Delta shall designate to Delta or Delta’s designee on termination of this Agreement (unless terminated by SKYW pursuant to Sections 11(B), 11(C), 11(D) or 11(E)(2), the withdrawal of Delta Connection Flights from such airport or upon receipt of written notice from Delta. If Delta elects and if the other party to the Facilities Lease agrees, instead of an assignment as set forth in the previous sentence, this transfer can instead be accomplished by either: (x) a termination of the applicable Facilities Lease and a direct lease of such premises to Delta or Delta’s designee; or (y) a release of premises designated by Delta from the applicable Facility Lease and lease of such premises directly to Delta or Delta’s designee. On the assignment of a Facility Lease to Delta or on the withdrawal of Delta Connection Flights from an airport and for a period of thirty (30) days thereafter, Delta shall have the option to purchase from SKYW all facilities and equipment used in connection with Delta Connection Flights at such airport then owned by SKYW for an amount equal to such assets’ then fair market value.

(4)Delta shall have the right from time to time to direct SKYW to handle or allow Delta to handle other carriers designated by Delta at airport facilities used by SKYW in connection with SKYW’s operation of Delta Connection Flights; provided that in the event SKYW handles such other carrier, the cost for providing such services shall be the then fair market value for such services subject to any applicable lease limitations on such charges.

(5)Provided that at time of any proposed assignment, transfer, sublease, alteration, amended, modification or termination of a “Delta Connection Gate Lease” as defined below such Delta Connection Gate Lease is then used by SKYW in connection with Delta Connection Flights, SKYW shall not assign, transfer, sublease or materially alter, amend, or modify or terminate any Facilities Lease, any other lease, sublease, permit, license and other use agreement of airport facilities being used in connection with Delta Connection Flights, or any master lease superior thereto (each a “Delta Connection Gate Lease” and collectively, the “Delta Connection Gate Leases”) to which it is a party without the prior written consent of Delta.

(6)At any location in which SKYW is the signatory carrier of the applicable Delta Connection Gate Lease, SKYW shall vote as directed in writing by Delta on any matters submitted to the signatory carriers for a vote.

D.Slots and Route Authorities. During the Term or upon the expiration or termination of this Agreement, Delta may, in its sole discretion, require SKYW to transfer to Delta or its designee at no charge any airport takeoff or landing slots, route authorities or other regulatory authorities held by SKYW and used for Delta Connection Flights under this Agreement as Delta shall designate.

ARTICLE 5. CUSTOMER SERVICES.

A.Operator will handle all customer related services in connection with the Delta Connection Flights in a professional, businesslike and courteous manner. In order to insure a high level of customer satisfaction for the Delta Connection Flights, Operator will (i) establish and maintain customer handling procedures and policies that are substantially similar to those utilized by Delta (“Customer Service Policies”) and (ii) establish, maintain and enforce employee conduct, appearance and training standards and policies that are substantially similar to those used by Delta. All uniforms worn by SKYW employees on the Delta Connection Flights and by any SKYW employees providing support services in connection with such flights shall be subject to the approval of Delta and shall, unless otherwise agreed by Delta, at all times be consistent with Delta’s existing uniform standards.

B.Operator and Delta will periodically meet to discuss and review Operator’s customer handling procedures and policies to insure compliance with this Article 5. Each party will seek to set forth concerns and complaints under this Article 5 in writing to the other party. To the extent Delta advises Operator of any deviation from Article 5(A) hereof, the parties shall meet to mutually determine appropriate solutions and to agree to the terms of a corrective action plan and the timing of its implementation. In the event Operator shall fail, in any material respect, to adopt or implement any such agreed corrective action plan in the time period described therein, any such failure may be deemed a material breach of this Agreement.

C.SKYW shall adopt as its own Delta’s Terms and Conditions of Contract of Carriage (“Contract of Carriage”), baggage liability policies and denied boarding compensation policies, each as amended from time to time, and be bound by their respective terms with respect to its operation of Delta Connection Flights.

D.SKYW shall reimburse Delta for any expenses incurred as a result of SKYW’s non- compliance with any of the Customer Service Policies, Contract of Carriage, baggage liability policies and denied boarding compensation policies.

ARTICLE 6. TRAFFIC DOCUMENTS AND RELATED PROCEDURES.

To the extent that the parties subsequently agree that SKYW will handle traffic documents or passenger handling services in connection with any Delta Connection Flights, the following terms and conditions shall apply:

A.Pursuant to mutually acceptable procedures, Delta will provide SKYW with, Delta machine and manual ticket stock, miscellaneous charges orders, credit card refund drafts, credit card refund vouchers, FIMS, expense vouchers, expense checks, travel credit vouchers and other related documents (collectively referred to as “Traffic Documents”). Delta will maintain a supply of Traffic Documents at a suitable location and, upon written request from SKYW, will provide SKYW with appropriate supplies of Traffic Documents.

B.Unless otherwise agreed to by Delta in writing, Traffic Documents may be used, completed, validated and issued only by SKYW and only in connection with transactions related to Delta Connection Flights and for no other purpose.

C.SKYW will promptly surrender and return all Traffic Documents to Delta upon Delta’s written request.

D.SKYW will maintain records of the Traffic Documents in a manner and format acceptable to Delta. SKYW will acknowledge receipt in writing of all Traffic Documents in the manner prescribed by Delta.

E.SKYW will conform with and abide by all of Delta’s rules and regulations regarding the Traffic Documents.

F.SKYW will take all reasonable and necessary measures to safeguard the Traffic Documents as of the time of receipt and thereafter and will maintain the Traffic Documents in accordance with mutually agreed upon security procedures. SKYW shall be responsible for all risk of loss, use, misuse, misappropriation or theft of Traffic Documents as of the time SKYW takes possession of the Traffic Documents.

G.	Reporting and Remitting With Respect to Traffic Documents.

1.On a daily basis, SKYW will provide Delta with a report for each SKYW ticketing location of all ticketing and related transactions on Traffic Documents for the prior day. Such report will be in a format determined by Delta and will include, without limitation, all credit card transactions and supporting documentation.

2.SKYW will issue all Traffic Documents, and will collect appropriate charges, in accordance with the tariffs, fares, rates, rules and regulations of Delta and any other applicable carriers. Operator shall be responsible for all undercharges and incorrect fares, rates and charges on Traffic Documents caused by Operator’s failure to comply with established policy.

H.	Refund Vouchers.

1.Delta will use Delta refund vouchers for all refund transactions handled by Delta involving SKYW.

2.SKYW will use Delta refund vouchers, and Delta credit card refund vouchers for credit card sales refunds, and will comply with Delta’s rules and regulations for handling and processing such refunds.

ARTICLE 7. FREQUENT FLYER PARTICIPATION.

During the Term, the parties agree that passengers on SKYW’s Delta Connection Flights will be eligible to participate in the Delta SkyMiles frequent flyer program, as may be amended from time to time, or any other similar program developed by Delta (the “Program”) and all

Program award tickets will be honored for travel on Delta Connection Flights on the following terms and conditions:

A.Administration. Administration of the Program shall be performed by and at the cost of Delta. Delta will promote and administer the Program.

B.Program Information. Title and full and complete ownership rights to Program membership data and information developed by Delta, wherever located, shall remain with Delta or an affiliate of Delta. Operator understands and agrees that such data and information constitutes Delta’s (or its affiliates’) proprietary information. Any membership lists, labels, data, or other compiled membership information supplied to Operator in any form and any and all copies thereof are to be used by Operator exclusively in the performance of its obligations under this Agreement and will not be otherwise used, sold, licensed, leased, transferred, stored, duplicated or transmitted, in any form or by any means, without Delta’s prior written consent. All such information will either be returned to Delta or destroyed at Delta’s request.

C.Accrual and Redemption. Passengers on the Delta Connection Flights shall be eligible to accrue and redeem Program mileage on such flights, and SKYW shall carry all passengers traveling pursuant to award travel under the Program at no additional charge to Delta.

ARTICLE 8. SUPPORT SERVICES.

Notwithstanding anything herein to the contrary, from time to time during the Term, Delta may, at its sole discretion, require SKYW to utilize Delta, an affiliate of Delta or another third party designated by Delta (and commercially reasonably acceptable to SKYW) for certain services or products including, without limitation, information technology hardware, software, maintenance and support; catering and on-board provisioning; aircraft and engine maintenance and ground handling (collectively, “Support Services”) in connection with the Aircraft or Delta Connection Flights; provided such Support Services do not interfere with the operational standards or performance requirements of SKYW in connection with the Aircraft or Delta Connection Flights.

Additionally, subject to any existing obligations of SKYW at the time, from time to time during the Term, Delta may require SKYW to utilize Delta, an affiliate of Delta or a another third party designated by Delta for Support Services other than in connection with the Aircraft or Delta Connection Flights; provided such Support Services are cost competitive and do not unreasonably interfere with the operational standards or performance requirements of SKYW.

Delta may assist SKYW in obtaining goods and services in connection with operating the Aircraft and/or the Delta Connection Flights in a more economical manner, including, without limitation, via bulk purchasing and inventory management systems and processes. If Delta initiates or identifies any such initiatives, SKYW is obligated to participate in any such initiative; provided such initiative does not unreasonably interfere with the operational standards or performance requirements of SKYW.

ARTICLE 9. AUTOMATION SERVICES.

Delta will, if necessary, provide SKYW the following automation and related services for the Delta Connection Flights, and if provided by Delta, SKYW agrees to participate in such services in the manner described below.

A.Internal Reservations Equipment. Delta shall provide or arrange for the provision to SKYW of an electronic reservations system (currently referred to as “Deltamatic” but including any successor reservations system adopted by Delta) and shall provide SKYW with: (i) the ability to access passenger name records, (ii) automated ticketing capabilities, (iii) operational messaging switching capabilities, (iv) the ability to update Delta Connection Flight information, (v) the ability to distribute flight releases and weather packages, and (vi) perform other reservations-related functions for the Delta Connection Flights (Deltamatic and any successor system are hereinafter referred to as the “Res System”). Delta reserves the right to modify the functionality of the Res System at any time. SKYW will use the Res System made available by Delta for the Delta Connection Flights only.

B.	Delta’s Rights and Obligations.

1.Delta has installed or caused to be installed the equipment previously requested by SKYW and shall provide SKYW connection to the Res System. Such equipment (and any additional equipment installed after the Effective Date) and any software installed on such equipment at the time of its delivery to SKYW is hereinafter referred to as the “Equipment.” SKYW understands and agrees that: (i) all Equipment shall remain the sole property of Delta; (ii) SKYW shall not remove any identifying marks from the Equipment; (iii) SKYW shall not subject the Equipment to any lien; and (iv) Delta may enter SKYW’s premises to remove the Equipment immediately upon termination of this Agreement.

2.Delta will provide initial and recurrent training to SKYW training staff and other key designated personnel in the use of the Res System, at Delta’s training centers unless otherwise agreed. Delta may remove from a training program any SKYW employee who is not satisfactorily participating therein.

3.Delta will provide, or arrange to provide, all repairs and maintenance services required for the Equipment and will use reasonable business efforts to keep the Equipment and the Res System in good repair and condition. SKYW will not perform or attempt to perform repairs or maintenance of any kind on the Equipment without prior consultation with Delta and will promptly contact Delta regarding the need for repairs or maintenance.

C.	SKYW’s Rights and Obligations.

1.SKYW will not for any reason relocate or remove any of the Equipment without Delta’s prior written consent. Delta will pay all costs associated with the installation, relocation or removal of Equipment.

2.SKYW will use the Equipment and the Res System in strict conformity with the training and operating instructions provided by, or arranged to be provided by, Delta. Without limiting the generality of the foregoing, unless authorized by Delta, SKYW will not use the Res System to develop or publish any reservation, ticketing, sales, cargo, tariff or other guide, to provide services not authorized by this Agreement to third parties, to train persons other than SKYW’s employees in the use of the Equipment or the Res System, or for other uses designated by Delta in writing as prohibited. SKYW may not publish, disclose or otherwise make available to any third party the compilations of air carrier service or fares obtained from the Res System; provided, however, that SKYW may use specific air carrier service and fare data for the benefit of its customers.

3.SKYW will encourage and allow its employees to attend training sessions related to the Res System, and it is SKYW’s responsibility to insure that each employee receives full and adequate training on the Res System.

4.SKYW will protect the Equipment from loss, damage or theft and shall prevent its unauthorized use or improper operation. SKYW will make no alterations to the Equipment and will return the Equipment to Delta upon the termination of this Agreement in the same condition as received, excepting only ordinary wear and tear in the normal course of SKYW’s operations. SKYW will obtain and maintain insurance for the Equipment against all risks of damage and loss, including without limitation loss by fire, theft and such other risks of loss as are customarily insured in a standard all-risk policy. Such insurance shall also provide the following:

(a)Full replacement value coverage for the Equipment (subject to policy deductibles);

(b)An endorsement naming Delta as the loss payee to the extent of its interest in the Equipment; and

(c)An endorsement requiring the insurer to give SKYW at least thirty (30) days prior written notice of any intended cancellation, nonrenewal or material change of coverage; provided that only ten (10) days prior written notice of cancellation, nonrenewal or material change of coverage need be given in the event that such cancellation, nonrenewal or material change in coverage is caused solely by failure to make a premium payment. SKYW covenants to promptly provide Delta a copy of any such notice received by SKYW.

Upon request by Delta, Operator will promptly provide satisfactory evidence of the insurance required pursuant to this Section 9(C)(4). Notwithstanding the foregoing, Operator shall be liable to Delta for any loss or damage to the Equipment, regardless of cause, occurring while the Equipment is in the possession, custody or control of Operator.

5.Operator waives any proprietary rights that it may have with respect to information entered into the Res System.

D.Entry and Inspection. Delta personnel and persons designated or authorized by Delta may enter Operator’s premises during normal business hours for the purposes of (a) monitoring,

inspecting, and reviewing Operator’s use of and operations with respect to the Res System, (b) performing repairs or maintenance on the Equipment, (c) installing, removing, replacing or relocating the Equipment (unless otherwise permitted by this Agreement), or (d) training or retraining Operator’s employees in the use of the Res System; provided that such activities may not unreasonably interfere with Operator’s business.

E.	Limitations on Liability. In addition to any other limitations on liability set forth herein:

1.Delta is not responsible for errors or inaccuracies in the availability records, fare quotes, or other information contained in the Res System at any time, for any planned or unplanned interruptions, delays or malfunctions in the operation of the Res System or the Equipment or for the merchantability or fitness for a particular purpose of any of the data or Equipment made available to Operator.

2.OPERATOR HEREBY WAIVES AND RELEASES DELTA AND ITS AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM ANY AND ALL OBLIGATIONS AND LIABILITIES AND ALL RIGHTS, CLAIMS AND REMEDIES OF OPERATOR AGAINST DELTA OR ITS AFFILIATES OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, DUE TO ANY DEFECTS OR INTERRUPTIONS OF SERVICE IN, OR ERRORS OR MALFUNCTIONS BY, SOFTWARE, THE EQUIPMENT OR THE RES SYSTEM, INCLUDING ALL LIABILITY, OBLIGATION, RIGHT, CLAIM, OR REMEDY IN TORT, AND INCLUDING ALL LIABILITY, OBLIGATION, RIGHT, CLAIM OR REMEDY FOR LOSS OF REVENUE OR PROFIT OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES. FURTHER, DELTA DISCLAIMS AND OPERATOR HEREBY WAIVES ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR INTENDED USE RELATING TO THE RES SYSTEM, THE EQUIPMENT, DATA, OR SERVICES FURNISHED HEREUNDER.

F.Patent and Copyright Indemnity. Delta will defend or settle, at its own expense, any action brought against Operator to the extent that it is based on a claim that the Res System or Equipment provided by Delta pursuant to this Agreement, in its normal use, or any part thereof, infringes any U.S. copyright or patent; and Delta will pay those costs, damages and attorney’s fees finally awarded against Operator in any such action attributable to any such claim, but such defense, settlements and payments are conditioned on the following: (1) that Delta shall be notified promptly in writing by Operator of any such claim; (2) that Delta shall have sole control of the defense of any action on such claim and of all negotiations for its settlement or compromise; provided that the Operator’s prior written consent (which may not be unreasonably withheld or delayed) must be obtained prior to settling any such third party claim; (3) that Operator shall cooperate with Delta in a reasonable way to facilitate the settlement or defense of such claim; provided that Delta shall pay all of Operator’s reasonable expenses in connection with any such cooperation requested by Delta; and (4) should such Res System or Equipment become, or in Delta’s opinion be likely to become, the subject of such claim of infringement, then Operator shall permit Delta, at Delta’s option and expense, either to (a) procure for Operator the right to continue using the Res System or Equipment, or (b) replace or modify the same so that it becomes noninfringing and functionally equivalent, or (c) upon failure of (a) and (b) above despite the reasonable efforts of Delta, accept immediate termination of this Agreement as it relates to such system. This paragraph (F) states the entire liability of Delta with respect to the infringement of copyrights and patents by the Res System or Equipment provided hereunder or the operation thereof.

ARTICLE 10. OPERATIONAL PERFORMANCE.

A.SKYW agrees to provide the following information to Delta for each day during the Term within three (3) days after the applicable day; provided, however, the information in sub- paragraph (iv) below shall be provided monthly within ten (10) days after the last day of each such month:

(i)The number of mishandled bags per 1,000 passengers (including, without limitation, international and non-revenue passengers) flown on Delta Connection Flights during such month. SKYW understands that it is Delta’s current objective, as of the Effective Date, that participants in the Delta Connection Program maintain a number of mishandled bags as set forth on Schedule 10 attached hereto and made a part hereof.

(ii)The completion rate (actual) of the Delta Connection Flights during such month. SKYW understands that it is Delta’s current objective, as of the Effective Date, that participants in the Delta Connection Program maintain a completion rate as set forth on Schedule 10 attached hereto and made a part hereof. For purposes of this Agreement, Delta Connection Flights operated with no revenue passengers or completed over four (4) hours late shall be considered as cancelled.

(iii)The number of scheduled Delta Connection Flights that do not arrive at their scheduled destination prior to 15 minutes after their respective scheduled arrival times during such month. SKYW understands that it is Delta’s current objective, as of the Effective Date, that participants in the Delta Connection Program maintain a percentage of on-time arrivals as set forth on Schedule 10 attached hereto and made a part hereof.

(iv)SKYW’s overall customer satisfaction rating as compiled and reported by the Customer Satisfaction Monitor, or any successor thereto or replacement thereof. SKYW understands that it is Delta’s current objective, as of the Effective Date, that participants in the Delta Connection Program maintain a customer satisfaction rating as set forth on Schedule 10 attached hereto and made a part hereof.

B.If Delta is concerned about SKYW’s performance in connection with any of the performance standards set forth in Section 10(A), Operator agrees to discuss with Delta such performance and potential ways to improve such performance at Delta’s request. The parties shall have ten (10) days to determine appropriate solutions and/or a corrective action plan, and SKYW agrees to diligently comply with the terms and conditions of any such solutions and corrective action plans.

C.The parties recognize and agree that the performance standards objectives set forth on Schedule 10 may be modified or adjusted by Delta from time to time during the Term; provided, in no event shall the standards exceed the equivalent standards of Delta mainline operations.

ARTICLE 11. TERM AND TERMINATION.

A.This Agreement is effective as of the Effective Date and shall continue until the fifteenth (15th) anniversary of such date (such period, and any extension or renewal thereof, the “Term”). At the end of such initial fifteen-year term, Delta shall have the right to extend the term of this Agreement for up to four (4) additional five (5) year terms (each, an “Extension Term”) on the same terms and conditions (as amended from time to time in accordance with this Agreement) of this Agreement. To exercise its right to extend the initial term or an Extension Term, as the case may be, Delta shall provide SKYW with written notice of such extension not later than 180 days prior to the end of the initial term or Extension Term that is, at the time of such notice, in force. In the event of a “Merger” (as defined below) or “Change of Control” (as defined below) of SKYW or SI, Delta shall have the right to either (i) add two (2) additional Extension Terms on the same terms and conditions (as amended from time to time in accordance with this Agreement) as provided in this Agreement, or (ii) terminate this Agreement in accordance with Section 11(E)(1) below, by written notice to SKYW within the later of 180 days of the Merger or Change of Control.

B.Notwithstanding the provisions of Section 11(A), either party may terminate this Agreement immediately if the other party files a voluntary petition in bankruptcy, makes an assignment for the benefit of creditors, fails to secure dismissal of any involuntary petition in bankruptcy within sixty (60) days after the filing thereof, or petitions for reorganization, liquidation, or dissolution under any federal or state bankruptcy or similar law.

C.Notwithstanding the provisions of Section 11(A), in the event of a material breach of this Agreement by either party remaining uncured for more than [***] days after receipt of written notification of such breach by the nonbreaching party, then the nonbreaching party may immediately terminate this Agreement at its sole option; provided, however, that if the breaching party shall have commenced to cure any such material breach, and, notwithstanding the reasonable diligence of the breaching party in attempting to cure such failure, such failure is not cured within said [***] period but is curable with future due diligence, there shall exist no cause for termination so long as the breaching party is proceeding with due diligence to cure such failure and shall in fact cure such failure within [***] following such notice.

D.(1)If either party reasonably believes that there is a substantial likelihood of an occurrence of a “Force Majeure Event” (as defined in Article 21) in the near term, upon notice from such party to the other party, the parties shall meet and mutually develop a preemptive strategy to manage and mitigate the risks and expenses expected to be incurred as a result of such Force Majeure Event, including, without limitation, adjusting the schedule of Delta Connection Flights scheduled at such time. The parties covenant and agree to implement such mutually developed strategy. Delta shall reimburse SKYW for the reasonable costs incurred by SKYW as a result of SKYW’s participation in the implementation of such strategy in accordance with the terms of Article 3 of this Agreement.

(2)If a Force Majeure Event occurs, SKYW’s obligation under Section 2(A) (the “SKYW Exclusivity Covenant”) shall be immediately suspended until such time as provided in Section 11(D)(3) below. If Delta is the non-affected party, Delta shall notify ASA of Delta’s strategy to mitigate the financial impact to Delta of the Force Majeure Event (the “Delta Notice”). If such strategy includes the transfer or reallocation of some or all of the Delta Connection Flights operated by SKYW, ASA shall have a right of first refusal to operate some or all of such Delta Connection Flights, provided ASA must affirmatively exercise such right of refusal by notifying Delta of such election in writing within twenty-four (24) hours of ASA receiving the Delta Notice (the “ASA Affirmative Notice”). If Delta does not receive an ASA Affirmative Notice within such 24-hour period, ASA shall be deemed to have not exercised its right of first refusal to operate such Delta Connection Flights. ASA’s right of first refusal shall be subject to (i) ASA being a Delta Connection Program operator at the time of such Force Majeure Event occurring and (ii) ASA being able to operate the transferred Delta Connection Flights in a time period acceptable to Delta. All flying by ASA of such transferred Delta Connection Flights shall be flown pursuant to the terms and conditions of the ASA Delta Connection Agreement.

If SKYW is the non-affected party, SKYW shall notify Delta of SKYW’s strategy to mitigate the financial impact to Delta of the Force Majeure Event.

(3)Upon the termination of a Force Majeure Event, Delta and SKYW (and ASA if necessary, which SKYW shall cause) shall meet and develop an orderly transition plan to restore the Delta Connection Flights operated by SKYW prior to such Force Majeure Event (a “Restoration Plan”). Such Restoration Plan shall take into account, without limitation, the operational needs and capabilities of each party, the impact on Delta customers and the cost to each of the parties, and shall further include a reasonable time period by which the SKYW Exclusivity Covenant shall each be reinstated. The parties covenant and agree to implement such Restoration Plan. With respect to the costs incurred by each of SKYW and Delta in connection with the implementation of a Restoration Plan (respectively, “Restoration Costs”), (i) if Delta is the non-affected party, SKYW shall be responsible for, and Delta shall have no obligation to reimburse SKYW for, each of Delta’s and SKYW’s Restoration Costs and (ii) if SKYW is the non-affected party, Delta shall be responsible for each of Delta’s and SKYW’s Restoration Costs.

(4)If a Force Majeure Event substantially prevents one party’s performance of its obligations pursuant to this Agreement for a period of [***] or more consecutive days, the other party may terminate this Agreement in its entirety upon [***] days prior written notice (“Termination Notice”) to the affected party.

E.(1)Notwithstanding the provisions of Sections 11(A), (B), (C) and (D), Delta shall have the right to terminate this Agreement immediately and at its sole option upon the occurrence of one or more of the following:

(i)SKYW or SI agrees to merge into or with any entity, agrees to be acquired by any entity, agrees to sell substantially all of its assets or enters into a letter of intent, or similar document, to merge into or with any entity, to be acquired by any entity, or to sell substantially all of its assets (each such event, a “Merger”); unless SI is the surviving or acquiring entity or the ultimate beneficial owner of the surviving or acquiring entity immediately following such transaction.

(ii)The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than [***] of either (a) the then outstanding shares of common stock of SKYW or SI, or (b) the combined voting power of the then outstanding voting securities of SKYW or SI entitled to vote generally in the election of such party’s directors (each such event, a “Change of Control” and each such acquiring individual, entity or group, collectively, the “Acquiring Person”); unless, in the case of any acquisition relating solely to SKYW, SI beneficially owns, at all times after giving effect to such acquisition, at least [***] of the outstanding voting power entitled to vote in the election of the Acquiring Person’s directors or other persons performing similar governance functions;

(iii)SKYW’s level of safety with respect to its operation of the Aircraft or the Delta Connection Flights is not reasonably satisfactory to Delta;

(iv)	a breach by SKYW of Section 19(H) hereof;

(v)SKYW fails to maintain a completion rate of [***] with respect to the Delta Connection Flights during any [***] months during any consecutive [***] month period. For purposes of this Agreement, Delta Connection Flights operated with no revenue passengers or completed over [***] hours late shall be considered as not completed;

(vi)	a material breach of any representation or warranty by SKYW of Section 16(A)(3);

(vii)	SKYW’s failure to comply with the insurance provisions of Articles 13 and 14 hereof;

(viii)SKYW’s FAA or DOT Certification is for any reason suspended or revoked or otherwise not in full force and effect so as to permit SKYW to operate the Delta Connection Flights required under this Agreement;

(ix)SKYW shall commence operating an aircraft type that causes Delta to be in violation of its collective bargaining agreement with its pilots, unless such operation is at the request of Delta; and

(x)	Delta has a right to terminate the ASA Delta Connection Agreement [***]

(xi)[***]

(2)Notwithstanding the provisions of Section 11(A), (B), (C) and (D), SKYW shall have the right to terminate this Agreement immediately and at its sole option if ASA has the right to terminate the ASA Delta Connection Agreement.

F.Partial Termination. Notwithstanding anything herein to the contrary, effective at any time after the tenth (10th) anniversary of the Effective Date, Delta shall have the right to remove from the scope of this Agreement each Aircraft effective upon the date that the lease, mortgage or other financing arrangement with respect to such Aircraft in effect as of the Effective Date expires by providing SKYW with at least eighteen (18) months’ prior written notice. If Delta so removes an Aircraft from the scope of this Agreement as provided in this Article 11(F) (“Removed Aircraft”) and if Delta has in place at any time during the period commencing on the notice date and ending on the date of actual removal of the Aircraft from the scope of this Agreement an announced committed fleet growth plan or a request for proposal for additional regional aircraft operation under the Delta Connection Program (“Growth Aircraft”), then during such period Delta agrees to offer to SKYW the opportunity to bid on such Growth Aircraft to the extent of the Removed Aircraft (not to exceed the regional aircraft available). If SKYW is not awarded a portion of the Growth Aircraft so as to replace the Removed Aircraft, SKYW shall be offered the opportunity to match the “Winning Bid” (as defined below) with respect to the economic terms and conditions (including, without limitation, Direct Costs and Block Hour Payment, but excluding extraordinary economic terms such as an upfront buy-down payment from the operator to Delta). If SKYW in good faith (i) participates in the bid for Growth Aircraft and (ii) decides to attempt to match the economic terms and conditions of the Winning Bid and provides Delta with prompt written notice of such decision, then Delta shall provide SKYW with a certificate that sets forth the pertinent economic terms and conditions of the Winning Bid. If SKYW elects to match the Winning Bid, Growth Aircraft shall be added to the scope of this Agreement (as modified with respect to such additional aircraft to account for the economic terms and conditions of the Winning Bid with respect to such regional aircraft) so as to replace the Removed Aircraft. For purposes of this Agreement, a “Winning Bid” means a bona fide bid of a third party to whom Delta in good faith intends to award the additional Delta Connection Program regional aircraft subject to the announced committed fleet plan or request for proposal.

G.Termination of this Agreement for any reason shall not relieve either party of rights and obligations incurred prior to the effective date of termination. A party’s right to terminate this Agreement shall be in addition to any other rights or remedies, in law or equity, available to such party.

H.If any foreign route authority is removed from SKYW as a result of the ASA Acquisition, such loss of route authority shall not be a breach of this Agreement by SKYW, and following such loss Delta will reschedule the Aircraft operating such lost route.

ARTICLE 12. INDEPENDENT CONTRACTORS; LIABILITY PROVISIONS.

A.SKYW shall act as an independent contractor. The employees, agents and/or independent contractors of SKYW engaged in performing any of the services SKYW is obligated to perform pursuant to this Agreement shall be employees, agents and independent contractors of SKYW for all purposes and under no circumstances shall employees, agents or independent contractors of SKYW be deemed to be employees, agents or independent contractors of Delta. In its performance of obligations under this Agreement, SKYW shall act, for all purposes, as an independent contractor and not as an agent for Delta. Delta shall have no supervisory power or control over any employees, agents or independent contractors engaged by SKYW in connection with SKYW’s performance of its obligations hereunder, and all complaints or requested changes in procedure shall, in all events, be transmitted by Delta to a designated representative of SKYW. Nothing contained in this Agreement is intended to limit or condition SKYW’s control over its operation or the conduct of its business as an air carrier, and SKYW assumes all risks of financial losses which may result from the operation of the air services to be provided by SKYW hereunder.

B.Delta shall act as an independent contractor. The employees, agents and/or independent contractors of Delta engaged in performing any of the services Delta is to perform pursuant to this Agreement shall be employees, agents and independent contractors of Delta for all purposes and under no circumstances shall employees, agents and independent contractors of Delta be deemed to be employees, agents or independent contractors of SKYW. In performing its obligations under this Agreement, Delta shall act, for all purposes, as an independent contractor and not as an agent for SKYW. SKYW shall have no supervisory power or control over any employees, agents or independent contractors engaged by Delta in connection with the performance of its obligations hereunder, and all complaints or requested changes in procedure shall, in all events, be transmitted by SKYW to a designated representative of Delta. Nothing contained in this Agreement is intended to limit or condition Delta’s control over its operation or the conduct of its business as an air carrier.

C.Except as otherwise expressly provided herein, SKYW shall be liable for and hereby agrees fully to defend, release, discharge, indemnify, and hold harmless Delta and its affiliates, and each of their respective directors, officers, employees and agents (each, a “Delta Indemnitee”) from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, costs and expenses of any kind, character or nature whatsoever (in each case whether groundless or otherwise), including reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof (collectively, a “Loss”), which may be suffered by, accrued against, charged to, or recoverable from any Delta Indemnitee in any manner arising out of, connected with, or attributable to the performance, improper performance, or nonperformance of any and all obligations to be undertaken by Operator pursuant to this Agreement, the loss, theft, use, misuse or misappropriation of Traffic Documents, or the operation, non-operation, or improper operation of Operator’s aircraft, equipment or facilities at any location, excluding only claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, costs and expenses resulting from the gross negligence or willful misconduct of Delta, its affiliates, and their respective directors, officers, agents or employees. Operator will do all things necessary to cause and assure, and will cause and assure, that Operator or its agent will at all times be and remain in custody and control of all aircraft, equipment, and facilities of Operator used in connection with its performance under the terms of this Agreement, and no Delta Indemnitee shall, for any reason, be deemed to be in custody or control, or a bailee, of Operator’s aircraft, equipment or facilities except and only to the extent Operator’s rights to any aircraft, equipment or facility is derived from Delta.

D.Delta shall be liable for and hereby agrees fully to defend, release, discharge, indemnify, and hold harmless SKYW, and each of its directors, officers, employees, and agents (each, an “Operator Indemnitee”) from and against any Loss suffered by, accrued against, charged to, or recoverable from any Operator Indemnitee in any manner arising out of, connected with, or attributable to Delta’s performance, improper performance or nonperformance of any and all obligations to be undertaken by Delta pursuant to this Agreement, or the operation, non- operation or improper operation of Delta’s or its affiliate’s aircraft, equipment or facilities at any location, in each case (except to the extent attributable to a Delta flight or a flight of a Delta affiliate to which the “SW” code has been designated pursuant to a request by Delta as provided for in Article 19(A) hereof) to the extent, but only to the extent, caused by Delta’s gross negligence or willful misconduct. Delta will do all things necessary to cause and assure, and will cause and assure, that Delta will at all times be and remain in custody and control of any aircraft, equipment and facilities of Delta used in connection with performance of this Agreement, and no Operator Indemnitee shall, for any reason, be deemed to be in the custody or control, or a bailee, of such Delta aircraft, equipment or facilities.

E.Operator and Delta agree to comply in all material respects with all lawful rules, regulations, directives and similar instructions of appropriate governmental, judicial and administrative entities including, but not limited to, airport authorities, the Federal Aviation Administration and the Department of Transportation (and any successor agencies) with respect to operations covered by this Agreement.

F.OTHER THAN ANY WARRANTIES SPECIFICALLY CONTAINED IN THIS AGREEMENT, EACH PARTY DISCLAIMS AND THE OTHER PARTY HEREBY WAIVES ANY WARRANTIES, EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THIS AGREEMENT OR ITS PERFORMANCE OF ITS OBLIGATIONS HEREUNDER INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR INTENDED USE RELATING TO ANY EQUIPMENT, DATA, INFORMATION OR SERVICES FURNISHED HEREUNDER. EACH PARTY AGREES THAT THE OTHER PARTY IS NOT LIABLE TO IT OR ANY OTHER PERSONS FOR CONSEQUENTIAL OR PUNITIVE DAMAGES UNDER ANY CIRCUMSTANCES.

G.Indemnification Claims. A party (the “Indemnified Party”) entitled to indemnification from the other party under the terms of this Agreement (the “Indemnifying Party”) shall provide the Indemnifying Party with prompt written notice (an “Indemnity Notice”) of any third party claim which the Indemnified Party believes gives rise to a claim for indemnity against the Indemnifying Party hereunder, and the Indemnifying Party shall be entitled, if it accepts financial responsibility for the third party claim, to control the defense of or to settle any such third party claim at its own expense and by its own counsel; provided that the Indemnified Party’s prior written consent (which may not be unreasonably withheld or delayed) must be obtained prior to settling any such third party claim. If the Indemnifying Party does not accept financial responsibility for the third party claim or fails to defend against the third party claim that is the subject of an Indemnity Notice within thirty (30) days of receiving such notice (or sooner if the nature of the third party claim so requires), or otherwise contests its obligation to indemnify the Indemnified Party in connection therewith, the Indemnified Party may, upon providing written notice to the Indemnifying Party, pay, compromise or defend such third party claim. The Indemnified Party shall provide the Indemnifying Party with such information as the Indemnifying Party shall reasonably request to defend any such third party claim and shall otherwise cooperate with the Indemnifying Party in the defense of any such third party claim. Except as set forth above in this Section 12(G), the Indemnified Party shall not enter into any settlement or other compromise or consent to a judgment with respect to a third party claim as to which the Indemnifying Party has an indemnity obligation hereunder without the prior written consent of the Indemnifying Party (which may not be unreasonably withheld or delayed), and the entering into any settlement or compromise or the consent to any judgment in violation of the foregoing shall constitute a waiver by the Indemnified Party of its right to indemnity hereunder to the extent the Indemnifying Party was prejudiced thereby. Any Indemnifying Party shall be subrogated to the rights of the Indemnified Party to the extent that the Indemnifying Party pays for any Loss suffered by the Indemnified Party hereunder. Notwithstanding anything contained in this Section 12(G) to the contrary, SKYW and Delta will cooperate in the defense of any claim imposed jointly against them or as the result of the conduct of the other.

ARTICLE 13. WORKERS’ COMPENSATION AND EMPLOYERS’ LIABILITY INSURANCE PROVISIONS.

A.For purposes of workers’ compensation insurance, Delta’s employees, agents and independent contractors under no circumstances shall be deemed to be, or shall be, employees, agents or independent contractors of Operator.

B.For purposes of workers’ compensation insurance, Operator’s employees, agents and independent contractors under no circumstances shall be deemed to be, or shall be, the employees, agents or independent contractors of Delta.

C.Each party assumes full responsibility for, and liability to, its own employees on account of injury, or death resulting therefrom, sustained in the course of their employment. Each party, with respect to its own employees, accepts full and exclusive liability for the payment of applicable workers’ compensation and employers’ liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation and old age benefits, and other similar benefits now or hereafter imposed upon employers by any government or agency thereof having jurisdiction in respect of such employee. Each party also agrees to make such payments and to make and file all reports and returns and to do all things necessary to comply with all applicable laws at any time imposing such taxes, contributions, or payments.

D.Each party will have its workers’ compensation insurance carrier endorse its policy to provide a waiver of subrogation against the other party.

ARTICLE 14. INSURANCE PROVISIONS.

A.Operator shall procure and maintain in full force and effect during the Term policies of insurance of the types and in the minimum amounts set forth below, with such insurers and under such terms and conditions as are reasonably satisfactory to Delta:

1.All risk hull insurance on an agreed value basis, not to exceed replacement value, except as required by financing agreements.

2.Comprehensive aviation liability (including premises, products and completed operations) covering bodily injury, personal injury and property damage in an amount not less than [***] per occurrence and in the annual aggregate with respect to Products and Completed Operations, Property Damage for Contractual Liability and Personal Injury; provided, however, that non-passenger personal injury coverage may be limited to [***] per occurrence and in the annual aggregate.

3.	Workers’ compensation for statutory limits.

4.	Employer’s liability in an amount not less than [***].

5.	Baggage liability in an amount not less than [***] per occurrence.

6.	Cargo liability in an amount not less than [***] per loss, casualty or disaster.

7.Automobile liability in an amount not less than [***] combined single limit per occurrence.

8.War, Hijacking and Other Allied Perils insurance protecting against the perils in AVN52D, as amended from time to time, or its U.S. equivalent in an amount not less than [***] per occurrence. Such insurance may be maintained through a combination of primary and excess layers.

9.Insurance required by any lease, sublease, permit, license or other use agreement of airport facilities.

B.Operator shall cause the policies of insurance described in Article 14(A) above to be duly and properly endorsed by Operator’s insurance underwriters as follows:

1.As to the policies of insurance described in Articles 14(A)(1), (A)(2), (A)(3), (A)(4), (A)(5), (A)(6), (A)(7) and (A)(8): (a) to provide that any waiver of rights of subrogation against other parties by Operator will not affect the coverage provided hereunder with respect to Delta, its affiliates, and their directors, officers, employees and agents; and (b) to provide that Operator’s underwriters shall waive all subrogation rights arising out of this Agreement against Delta, its affiliates, and their directors, officers, employees and agents without regard to any breach of warranty on the part of Operator.

2.As to the policies of insurance described in Articles 14(A)(2), (A)(5), (A)(6), (A)(7) and (A)(8): (a) to provide that Delta, its affiliates, and their directors, officers, employees and agents shall be named as additional insured parties thereunder, but only as respect operations of the Named Insured as their interests may appear; and (b) to provide that such insurance shall be primary insurance as respects any insurance carried by Delta.

3.As to the policies of insurance described in Articles 14(A)(2) and (A)(7): (a) to provide a cross-liability clause as though separate policies were issued for Delta and Operator and their respective affiliates, and their directors, officers, employees and agents; and (b) to provide contractual liability insurance coverage for liability assumed by Operator under this Agreement subject to policy terms, conditions, limitations and exclusions.

4.As to any insurance obtained from foreign underwriters, to provide that Delta may maintain against such underwriters a direct action in the United States upon such insurance policies and, to this end, to include a standard service of process clause designating a United States attorney in Washington, D.C. or New York, New York.

5.All insurance policies shall provide that the insurance shall not be invalidated by any action or inaction of Operator.

C.Operator shall cause each of the insurance policies to be duly and properly endorsed to provide that such policy or policies or any part or parts thereof shall not be canceled, terminated or materially altered, changed or amended by Operator’s insurance underwriters until after thirty (30) days’ written notice to SKYW, which thirty (30) days’ notice shall commence to run from the date such notice is actually received by SKYW. SKYW covenants to promptly provide to Delta any such notice received by SKYW.

D.Not later than the Effective Date, and upon renewal thereafter or upon request by Delta, Operator shall furnish Delta evidence satisfactory to Delta of the aforesaid insurance coverages and endorsements, including certificates certifying that the aforesaid insurance policy or policies with the aforesaid limits are duly and properly endorsed as aforesaid and are in full force and effect.

E.In the event Operator fails to maintain in full force and effect any of the insurance and endorsements required to be maintained by Operator pursuant to Article 14(A), Delta shall have the right (but not the obligation) to procure and maintain such insurance or any part thereof on behalf of Operator. The cost of such insurance shall be payable by Operator to Delta upon demand by Delta. The procurement of such insurance or any part thereof by Delta does not discharge or excuse Operator’s obligation to comply with the provisions set out herein. Operator agrees not to cancel, terminate or materially alter, change or amend any of the policies until after providing thirty (30) days’ advance written notice to Delta of Operator’s intent to so cancel, terminate or materially alter, change or amend such policies of insurance, which thirty (30) day notice period shall commence to run from the date notice is actually received by Delta.

F.With respect to all claims against Operator (but not against Delta) with respect to which Operator is not entitled to be indemnified by Delta pursuant to Article 12(D), whether or not covered by the insurance policies set forth in this Article 14 or otherwise, Delta is responsible only for filing an initial report and has no other obligations with respect to such claims, and

Operator is fully responsible for handling all adjustments, settlements, negotiations, litigation and similar activities in any way related to or connected with such claims.

G.The parties hereby agree that from time to time during the Term Delta may require Operator to procure and maintain insurance coverages in other reasonable amounts than the minimum amounts set forth in Article 14(A), any such alteration being deemed reasonable if readily available and it becomes the general custom of the U.S. regional airline industry.

ARTICLE 15. OPERATIONS OF SKYW AS A DELTA CONNECTION CARRIER.

A.Delta and Operator agree that, subject to the provisions of this Agreement, SKYW will operate the Delta Connection Flights exclusively as a Delta Connection Program carrier. Unless otherwise agreed by Delta, SKYW will operate all Delta Connection Flights and the Aircraft with the passenger seat capacity as determined by Delta from time to time.

B.Operator acknowledges and agrees that participation in the Delta Connection Program obligates SKYW to offer and maintain a professional, high quality level of service in terms of schedules, customer service and the like. Accordingly, at the request of Delta, the parties will: (a) meet to mutually review and discuss the services, operations and plans of Operator and Delta for the Delta Connection Program; and (b) jointly develop a written business plan for the Delta Connection Program operations and services of SKYW. Operator will comply with the business plans so developed and all reasonable recommendations of Delta in this area.

C.Delta shall have the right, from time to time, to inspect SKYW’s Delta Connection Service, including without limitation SKYW’s in-flight service, flight, maintenance, technical operations, gate-check in service, ground operations, Aircraft cleaning and any and all other services and operations performed by SKYW in connection with the Delta Connection Flights. Such inspections may be announced or unannounced, but under no circumstances shall they interfere with the operation of SKYW’s business. Failure on the part of Delta to conduct such inspections shall not relieve SKYW of its obligations to conform with the service and performance standards set forth in this Agreement.

ARTICLE 16. REPRESENTATIONS AND WARRANTIES.

A.Representations and Warranties of Operator. SKYW represents and warrants to Delta as of the date hereof as follows:

(1)Organization and Qualification. SKYW is a duly organized and validly existing corporation in good standing under the laws of the State of Utah and has the corporate power and authority to own, operate and use its assets and operate the Delta Connection Flights.

(2)Authority Relative to this Agreement. SKYW has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of SKYW. This Agreement has been duly and validly executed and delivered by SKYW and is, assuming due execution and delivery thereof by Delta, a valid and binding obligation of SKYW, enforceable against SKYW in accordance with its terms.

(3)Compliance. All air transportation services performed pursuant to this Agreement or otherwise shall be conducted in compliance in all material respects with all applicable statutes, orders, rules, regulations and notifications, whether now in effect or hereafter promulgated, of all governmental agencies having jurisdiction over its operations, including, but not limited to, the FAA, DOD, and DOT. SKYW’s compliance with such governmental statutes, orders, rules, regulations and notifications will be the sole and exclusive obligation of SKYW, and Delta will have no obligation, responsibility, or liability, whether direct or indirect, with respect to such matters.

B.Representations and Warranties of Delta. Delta represents and warrants to SKYW and SI (as an express third party beneficiary for purposes of this Section 16(B) only) as of the date hereof as follows:

(1)Organization and Qualification. Delta is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

(2)Authority Relative to this Agreement. Delta has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Delta. This Agreement has been duly and validly executed and delivered by Delta and is, assuming due execution and delivery thereof by SKYW, a valid and binding obligation of Delta, enforceable against Delta in accordance with its terms.

(3)Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by Delta of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Delta’s articles of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease, agreement or instrument, including without limitation, any order, judgment or decree relating to the Delta Connection Flights, (ii) result in the creation or imposition of any liens in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens.

ARTICLE 17. RIGHT OF FIRST REFUSAL ON AIRCRAFT AND OTHER PROPERTY.

If at any time during the Term, Operator receives a bona fide offer, bid, inquiry or other expression of interest from a third party (“Offer”) to purchase, lease, sublease, encumber or otherwise acquire any interest in (excluding any ordinary course re-financing or sale/leaseback transaction) (i) any Aircraft; or (ii) any slots, gates or other facilities then used by SKYW in connection with its performance of services hereunder (each of (i) and (ii), an “ROFR Property” and collectively, the “ROFR Property”), which Offer Operator desires to accept, Operator will, within ten (10) business days of receiving such Offer, notify Delta in writing of such Offer and the material terms and conditions thereof (the “Offer Notice”) and offer Delta the right of first refusal to consummate the transaction described in the Offer Notice. Upon receipt of an Offer Notice, Delta will have fifteen (15) days to either (i) notify Operator that it wishes to consummate the transaction for or in connection with the ROFR Property set forth in the Offer Notice (the “Offered Property”) on the same financial terms and conditions as are in such Offer Notice, or (ii) notify Operator that it does not wish to consummate such transaction (failure to reply in such 15 day period shall be deemed to be an election by Delta not to consummate such transaction). If Delta elects to consummate the transaction involving the Offered Property, Operator and Delta shall consummate the transaction contemplated in the Offer Notice as soon as reasonably practicable but no later than sixty (60) days after any and all governmental approvals required for such transaction have been obtained (Delta and Operator agree to use their commercially reasonable efforts to obtain such approvals as soon as practicable). If Delta elects not to consummate the transactions contemplated in the Offer Notice, Operator may consummate such transaction with the third party or parties making the Offer.

ARTICLE 18. {Reserved.}

ARTICLE 19. COVENANTS OF OPERATOR. Operator hereby covenants and agrees that:

A.If requested by Delta at any time during the Term, SKYW shall place its flight designator code, “SW,” on certain flights operated by Delta or an affiliate of Delta.

B.During the Term, Operator shall not operate for any purpose any aircraft that would cause Delta to be in violation of its collective bargaining agreement with its pilots in place from time to time during the Term, unless such operation is at the request of Delta. Notwithstanding any limitations set forth in Article 12(D), Delta agrees to indemnify each Operator Indemnitee for any Loss attributable to Operator’s violation of Delta’s collective bargaining agreement with its pilots if such violation is attributable to a request by Delta.

C.SKYW shall not enter into any binding agreement or arrangement (or series of agreements or arrangements) with any third party (excluding any employee collective bargaining units) for the procurement of any goods or services relating to SKYW, the Aircraft or operation of any of the Delta Connection Flights that may materially increase SKYW’s Direct Costs to perform its services hereunder without the prior written consent of Delta.

D.If Delta (or an affiliate of Delta) incurs any cost or expense on account of SKYW’s failure (unless such ASA failure is directly the result of some act or omission of Delta) to comply with any provision in any aircraft or airport lease, sublease, mortgage or other related agreement, including, but not limited to, failure to comply with provisions of return conditions, obligations of maintenance or operation of aircraft, engines and parts, airport facilities, insurance requirements, operational restrictions and indemnity obligations, SKYW shall pay or reimburse Delta in full for all such undisputed costs or expenses within thirty (30) days of receipt of an invoice from Delta setting forth the amount and background detail thereof; provided that SKYW will have no right to claim from Delta payment or reimbursement under this Agreement for any increased cost which Delta incurs as a result thereof.

E.At the request of Delta, SKYW agrees to enter into such agreement(s) with another air carrier as may be necessary to implement share code-sharing on the Delta Connection Flights with such other air carrier.

F.SKYW agrees that any pilot furloughed by Delta will be given preferential new hire opportunities at SKYW if such pilot completes all new hire paper work, meets all new hire airman and medical qualifications, satisfies background checks and successfully completes an interview and employment process. SKYW and Delta shall determine and implement mutually acceptable procedures and processes to effectuate the new hire opportunity commitment set forth above. Delta agrees to offer preferential interviews for employment to airmen employed by SKYW.

G.SKYW shall file all reports and plans relating to its operations with the DOD, DOT, FAA, NTSB or any state or airport authority, and SKYW shall promptly furnish Delta with copies of all such reports and such other available traffic and operating reports as Delta may request from time to time. Additionally, SKYW will promptly furnish Delta with a copy of every report and plan that SKYW prepares, whether or not such report is filed with the FAA, NTSB or any other governmental agency, relating to any accident or incident involving an Aircraft when such accident or incident is claimed to have resulted in the death or injury to any person or the loss of, damage to or destruction of any property.

H.All flight operations, dispatch operations and flights and all other operations undertaken by SKYW pursuant to this Agreement shall be conducted and operated by SKYW in compliance in all material respects with all applicable governmental regulations, including, without limitation, those relating to airport security, the use and transportation of hazardous materials, flight crew and mechanic qualifications and licensing requirements, crew training and hours. All Aircraft shall be operated and maintained by SKYW in compliance in all material respects with all applicable governmental regulations, SKYW’s own operations manuals and maintenance manuals and procedures, and all applicable equipment manufacturer’s instructions.

I.In the event SI is no longer a public reporting company, SKYW shall cause SI to furnish to Delta (1) within 45 days after the end of each of the three interim calendar quarters, unaudited consolidated financial statements including SI’s then current corporate balance sheet and profit and loss statement and (2) within 91 days after the end of SI’s fiscal year, SI’s then current, audited consolidated financial statements including, either separately or on a consolidated basis, the balance sheet and the profit and loss statement, together with associated footnotes, and a copy of the independent auditor’s report. Notwithstanding the reporting status of SI, Operator shall furnish to Delta (1) within 45 days after the end of each of the three interim calendar quarters, a profit and loss statement with respect to Operator’s Delta Connection Program operations for such applicable interim calendar quarter prepared by SEC line-item and certified by Operator’s or SI’s chief financial officer and (2) within 91 days after the end of Operator’s fiscal year, a profit and loss statement with respect to Operator’s Delta Connection Program operations for such fiscal year prepared by SEC line-item and certified by Operator’s or SI’s chief financial officer.

J.SKYW shall interview any graduate of the Delta Connection Academy who desires to interview with SKYW for a pilot or first officer position.

K.	At all times, SKYW shall operate with the highest standards of care.

ARTICLE 20. CONTRACT INTERPRETATION.

A.This Agreement is subject to, and will be governed by and interpreted in accordance with, the laws of the State of Georgia, excluding conflicts of laws principles, and of the United States of America. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may only be brought in the courts of the State of Georgia in Fulton County, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Georgia, and each of the parties hereto irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives, to the fullest extent permitted by law, any objection to venue laid therein. Process in any action or proceeding referred to in the proceeding sentence may be served on any party anywhere in the world. Each party further agrees to waive any right to a trial by jury.

B.The descriptive headings of the several articles and sections of this Agreement are inserted for convenience only, confer no rights or obligations on either party, and do not constitute a part of this Agreement.

C.	Time is of the essence in interpreting and performing this Agreement.

D.This Agreement (including the Exhibits and Schedules hereto), the Stock Purchase Agreement, the Confidentiality Agreement (as defined in the Stock Purchase Agreement) and the Related Agreements (as defined in the Stock Purchase Agreement) constitute the entire agreement between the parties with respect to the subject matter of this Agreement, and supersedes all prior agreements, both written or oral, between the parties with respect to the subject matter of this Agreement.

E.If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions.

F.This Agreement may be executed in any number of counterparts, including via facsimile, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

G.Because a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled to an injunction restraining such breach or threatened breach and to specific performance of any provision of this Agreement and, in either case, no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such injunction and to the ordering of specific performance.

H.NO PARTY SHALL BE LIABLE FOR ANY INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING LOST REVENUES, LOST PROFITS, OR LOST PROSPECTIVE ECONOMIC ADVANTAGE, ARISING FROM THIS AGREEMENT OR ANY BREACH HEREOF.

ARTICLE 21. CIRCUMSTANCES BEYOND THE PARTIES’ CONTROL.

With the exception of outstanding rights and obligations, and subject to Section 3(H) hereof, each party will be relieved of its obligations under this Agreement in the event, to the extent and for the period of time that performance is delayed, prevented or caused by any acts of God, acts of terrorism or hostilities, war, strike, labor disputes, work stoppage, fire, act of government, court order, or any other act reasonably beyond the control of that party, including but not limited to, non-delivery or delay in delivery of the Aircraft or delay in the completion of required training of the Operator’s employees by the Aircraft manufacturer (each, a “Force Majeure Event”). If SKYW is the non-affected party of a Force Majeure Event, and if, during such Force Majeure Event, (y) SKYW uses the Aircraft for any purposes other than to operate the Delta Connection Flights and (z) earns a net profit in connection with all such uses, SKYW shall pay [***] of such net profit to Delta.

ARTICLE 22. NO LICENSE GRANTED.

A.This Agreement is not, and shall not be construed to be, a license for either party to use the trade names, trademarks, service marks, or logos of the other party, or its affiliates, without such party’s prior written consent.

B.Operator will conduct all operations described herein under the service mark “Delta Connection.” Delta hereby grants to Operator a nonexclusive, nontransferable, non- sublicensable license to use certain trademarks, service marks, logos and trade names that Delta owns or has the right to use, including, “Delta,” “Delta Connection,” “SkyMiles,” and the Delta widget design (collectively, the “Delta Marks”) in connection with the services to be rendered by Operator pursuant to this Agreement; provided, however, that at any time during the Term, Delta may alter, amend or revoke the license hereby granted and require Operator’s use of a new or different Delta Mark in connection with the services provided hereunder as Delta may determine in its sole discretion.

C.Operator hereby acknowledges Delta’s right to use the Delta Marks, further acknowledges the validity of the Delta Marks, and agrees that it will not do anything in any way to infringe or abridge Delta’s, or any of its affiliates’, rights in the Delta Marks or directly or indirectly to challenge the validity of the Delta Marks.

D.	Operator shall not use any of the Delta Marks without Delta’s prior written consent.

E.Nothing in this Agreement shall be construed to give Operator the exclusive right to use any of the Delta Marks, or to abridge Delta’s right to use or license any of its trademarks, service marks, trade names or logos (collectively, “Identification”) and to license such other uses of such Identification as Delta or its affiliates may desire.

F.Should this Agreement be canceled or otherwise terminated for any reason as set forth in Article 11 hereof, all right to use the Delta Marks shall revert to Delta and shall not thereafter be used by Operator in any form or fashion.

G.	Branding.

1.Livery. Unless otherwise agreed by Delta, each of the Aircraft shall be in the color scheme, including exterior paint and interior upholstery and appointments (“Livery”) of the Delta Connection Livery, as provided by Delta to SKYW from time to time. Any changes to the Livery of any of the Aircraft shall be done on a schedule as mutually agreed by the parties.

2.On Board Branding. Unless otherwise agreed by Delta, Delta shall control all on board branding and in-flight materials including, without limitation, in-flight publications, food and beverage products, paper goods and service ware. In the event of any change to the on- board branding or in-flight materials, Delta shall be responsible for reimbursing SKYW for any reasonable costs and expenses incurred by SKYW in connection therewith. SKYW shall be solely responsible for maintaining all licenses necessary for the serving of in-flight food and beverages on the Delta Connection Flights.

3.After the Effective Date, the parties hereto agree to work together in good faith to investigate and analyze opportunities to lower Direct Costs in all operational areas including, without limitation, uniforms, in-flight materials, aircraft equipment and facilities; provided the implementation of any such opportunities shall be subject to Delta’s sole discretion.

ARTICLE 23. MODIFICATION AND WAIVER.

No amendment, modification, supplement, termination or waiver of any provision of this Agreement, and no consent to any departure by either party therefrom, shall in any event be effective unless in writing signed by authorized representatives of both parties, and then only in the specific instance and for the specific purpose given.

ARTICLE 24. NOTICES.

Unless otherwise provided herein, all notices, requests and other communications required or provided for hereunder shall be in writing (including telecopy or similar teletransmission or writing) and shall be given at the following addresses:

(1)	If to Delta:

Delta Air Lines, Inc.

1030 Delta Boulevard

Atlanta, GA 30354

Dept. 034

Attention: Senior Vice President and Chief Officer of Operations

Telecopy: (404) 715-7352

with copies to:

Delta Connection, Inc.

1030 Delta Blvd.

Atlanta, GA 30354

Dept. 009

Attn: President

Telecopy: (404) 677-6247

Delta Air Lines, Inc.

1030 Delta Boulevard

Atlanta, GA 30354

Dept. 981

Attn: Sr. V.P. and General Counsel

Telecopy: (404) 715-2233

(2)	If to SkyWest:

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 84790

Attn: Chief Financial Officer

Telephone: (435) 634-3200

Facsimile: (435) 634-3205

Any such notice, request or other communication shall be effective (i) if given by mail, upon the earlier of receipt or the third business day after such communication is deposited in the United States mails, registered or certified, with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means including, without limitation, by air courier, when delivered at the address specified herein. Delta or Operator may change its address for notice purposes by notice to the other party in the manner provided herein.

ARTICLE 25. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of Delta and Operator and their respective successors and permitted assigns; provided, however, except as expressly provided herein, no party may assign or transfer this Agreement or any portion hereof to any person or entity without the express written consent of the other parties. Any assignment or transfer, by operation of law or otherwise, without such consent or as expressly provided herein shall be null and void and of no force or effect.

ARTICLE 26. GOOD FAITH.

Each party shall exercise good faith in its dealings with the other party hereto and in performance of its obligations under this Agreement.

ARTICLE 27. CONFIDENTIALITY.

A.Except as otherwise provided below, each party shall, and shall ensure that its directors, officers, employees, affiliates and professional advisors (collectively, the “Representatives”), at all times, maintain strict confidence and secrecy in respect of all Confidential Information (as defined below) of the other party (including its affiliates) received directly or indirectly as a result of this Agreement. If a party (the “Disclosing Party”) in good faith determines that it is required to disclose any Confidential Information of other party (the “Affected Party”) in order to comply with any applicable law or government regulation, or under the terms of a subpoena or order issued by a court or governmental body, it shall (a) notify the Affected Party immediately of the existence, terms and circumstances surrounding such request, (b) consult with the Affected Party on the advisability of taking legally available steps to resist or narrow such request and (c) if any disclosure of Confidential Information is required to prevent the Disclosing Party from being held in contempt or subject to other legal penalty, furnish only such portion of the Confidential Information as it is legally compelled to disclose and use commercially reasonable efforts (at the cost of the party whose Confidential Information is being protected) to obtain an order or other reliable assurance that confidential treatment shall be accorded to the disclosed Confidential Information. Each party agrees to transmit Confidential Information only to such of its Representatives as required for the purpose of implementing and administering this Agreement, and shall inform such Representatives of the confidential nature of the Confidential Information and instruct such Representatives to treat such Confidential Information in a manner consistent with this Article 27.

For purposes of this Agreement, “Confidential Information” shall mean (a) all confidential or proprietary information of a party, including, without limitation, trade secrets, information concerning past, present and future research, development, business activities and affairs, finances, properties, methods of operation, processes and systems, customer lists, customer information (such as passenger name record or “PNR” data) and computer procedures and access codes; and (b) the terms and conditions of this Agreement and any reports, invoices or other communications between the parties given in connection with the negotiation or performance of this Agreement; and (c) excludes (i) information already in a party’s possession prior to its disclosure by other party; (ii) information obtained from a third person or entity that is not prohibited from transmitting such information to the receiving party as a result of a contractual, legal or fiduciary obligation to the party whose information is being disclosed; (iii) information that is or becomes generally available to the public, other than as a result of disclosure by a party in violation of this Agreement; or (iv) information that has been or is independently acquired or developed by a party, or its affiliate, without violating any of its obligations under this Agreement.

B.Each party acknowledges and agrees that in the event of any breach of this Article 27, the Affected Party shall be irreparably and immediately harmed and could not be made whole by monetary damages. Accordingly, it is agreed that, in addition to any other remedy at law or in equity, the Affected Party shall be entitled to an injunction or injunctions (without the posting of any bond and without proof of actual damages) to prevent breaches or threatened breaches of this Article 27 and/or to compel specific performance of this Article 27.

C.The confidential obligations of the parties under this Article 27 shall survive the termination or expiration of this Agreement.

ARTICLE 28. ADDITIONAL DOCUMENTS.

A.The parties hereby covenant and agree, contemporaneously with the execution of this Agreement, to execute and deliver the following additional documents in connection with this Agreement:

1.	The Guaranty Agreement; and

2.	The ASA Delta Connection Agreement.

B.The parties hereby covenant and agree, to the extent not already in effect, promptly after the Effective Date, to execute and deliver the following additional document in connection with this Agreement: A Free and Reduced Rate Travel Agreement between Delta and SKYW as mutually agreed upon among the parties.

ARTICLE 29. SKYW RIGHTS UNDER ASA DELTA CONNECTION AGREEMENT.

Notwithstanding anything contained herein or in the ASA Delta Connection Agreement, SKYW shall have the right to exercise the rights of first refusal described in Section 11(D) of the ASA Delta Connection Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.	Delta Air Lines, Inc.

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A

The Aircraft

[***]

EXHIBIT B

The Costs Model

Annual Rate Plan - 2005

[***]

Schedule 10

MIMIMUM PERFORMANCE REQUIREMENTS

[***]

AMENDMENT NUMBER ONE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number One (this “Amendment”), dated and effective as of the 12 day of November, 2007, to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SKYW” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SKYW are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SKYW, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Section 11(F) of the Agreement is hereby amended by (i) numbering the existing paragraph therein as (1), (ii) changing the reference to “Article 11(F)” set forth within the sixth line of paragraph (1) to “Article 11(F)(1)”, and (iii) adding the following paragraph (2) immediately thereafter:

(2) (i) In addition to the rights set forth in Section 11(F)(1) above, Delta shall also have the right, subject to the terms and conditions of this paragraph (2), to remove from the scope of this Agreement one or more of the following CRJ-200 Aircraft (each a “CRJ-200 Aircraft”) by providing Operator with written notice at least [***] prior to the Aircraft’s lease expiration date set forth below (each such notice, a “Removal Notice”):

[***]

(ii)    Upon receipt of a Removal Notice as to any CRJ-200 Aircraft, Operator in its sole discretion may elect to operate, in accordance with the terms and conditions of this Agreement, in replacement of such CRJ-200 Aircraft a regional jet configured with at least [***] passenger seats but no more than [***] passenger seats (each a “Replacement Aircraft”), provided, (x) Operator shall use commercially best efforts to ensure such Replacement Aircraft shall be available to be placed into service within the Delta Connection Program by the lease expiration date of the applicable CRJ-200 Aircraft, but in any event no later than [***] after such lease expiration date and [***].

(iii)   Operator will have [***] from receipt of a Removal Notice to either (i) exercise its right to replace the applicable CRJ-200 Aircraft specified in such Removal Notice in accordance with the terms and conditions set forth in Section 11(F)(2)(ii) above or (ii) notify Delta that it does not wish to exercise its right of replacement with respect to such removed CRJ-200 Aircraft (failure to reply in such [***] period shall be deemed to be an election by Operator not to exercise its right of replacement with respect to such removed CRJ-200 Aircraft). In the event Operator elects to exercise its right of replacement, such election shall be binding and irrevocable. If Operator elects not to exercise its right of replacement with respect to any CRJ-200 Aircraft, such CRJ-200 Aircraft shall be removed and not be replaced hereunder.

(iv)    The replacement rights provided for Operator in Section 11(F)(2)(ii) above shall not apply with respect to [***] CRJ-200 Aircraft removed from this Agreement as provided in this Section 1l(F)(2) above. If Delta elects to remove [***] CRJ-200 Aircraft, such CRJ-200 Aircraft shall not be replaced by any subsequent aircraft.

(v)    Upon the replacement of a CRJ-200 Aircraft with a Replacement Aircraft in accordance with this Section 11(F)(2), such Replacement Aircraft shall be added to the scope of this Agreement (as modified with respect to such Replacement Aircraft to account for the economic terms and conditions applicable to such Replacement Aircraft) so as to replace the CRJ-200 Aircraft.

3.Exhibit A of the Agreement is hereby replaced with the Exhibit A attached to this Amendment.

4.Effective as of the date of this Amendment, Exhibit B of the Agreement as it relates to “Fixed Costs” and “Variable Costs” is hereby replaced with the Exhibit B attached to this Amendment. In addition, Article 3(D) of the Agreement is hereby amended by deleting [***] therefrom and replacing such text with “the respective Block Hour Payment amounts set forth on Exhibit B attached to this Amendment for the aircraft type and the periods provided therein”.

5.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.	Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ BRADFORD R. RICH	By:	/s/ ED Bastian

Name:	BRADFORD R. RICH	Name:	ED Bastian
EXECUTIVE VICE PRESIDENT
Title:	CFO AND TREASURER	Title:	President & CFO

EXHIBIT A

The Aircraft

[***]

EXHIBIT B

The Costs Model

[***]

Execution Copy

AMENDMENT NUMBER TWO to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Two (this “Amendment”), effective as of the 1st day of January, 2008 (the “Amendment Number Two Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and Sky West Airlines, Inc. (“SKYW” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SKYW are parties to the Agreement;

WHEREAS, pursuant to Section 11(F)(2) of the Agreement, Delta has certain removal rights relating to [***] CRJ-200 regional jets (each, a “CRJ-200 Aircraft”);

WHEREAS, Delta desires the early removal of [***] CRJ-200 Aircraft and Operator is willing to permit such early removal, subject to the replacement of such aircraft with [***] CRJ-900 regional jets as set forth in this Amendment; and

WHEREAS, Operator operates other CRJ-900 regional jets pursuant to the Agreement as in effect prior to the Amendment Number Two Effective Date and the parties desire to provide for the allocation of costs, and the standards for measuring performance, among all CRJ-900 regional jets operated by Operator.

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SKYW, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.

Notwithstanding the lease expiration dates, notice requirements and any other election requirements set forth in Section 11(F)(2) of the Agreement, Delta and Operator mutually agree that pursuant to Section 11(F)(2) of the Agreement [***] CRJ-200 Aircraft (FAA registration numbers [***], respectively) shall be removed from the scope of the Agreement (each, a “Removed Aircraft”) effective as of [***]. Effective as of [***], Exhibit A of the Agreement is hereby replaced in its entirety with the new Exhibit A attached to this Amendment.

Execution Copy

3.

A.    In accordance with Section 11(F)(2)(ii) of the Agreement, Delta and Operator agree that each of the Removed Aircraft shall be replaced with a new CRJ-900 aircraft with a cabin configuration of [***] first-class seats and [***] economy-class seats (each, a “CRJ-900 Replacement Aircraft”). Delta and Operator agree that each such CRJ-900 Replacement Aircraft shall be added as an Aircraft under the Agreement, subject to the terms and conditions of this Amendment.

B.    Operator hereby agrees to use commercially reasonable best efforts to cause each of the CRJ-900 Replacement Aircraft to be available to be placed into service within the Delta Connection Program no later than the respective dates set forth on Exhibit B attached to this Amendment (the “Scheduled In-Service Date”). If any of the CRJ-900 Replacement Aircraft are not in service within the Delta Connection Program by the applicable Scheduled In-Service Date, Operator shall pay Delta an amount of [***] subject to a maximum of [***].

C.    Effective as of the Amendment Number Two Effective Date, Exhibit B of the Agreement is amended to include new Addendum 1 as set forth in Exhibit B of this Amendment (“Addendum 1”). Addendum 1 sets forth the Base Rate Costs with respect to the CRJ-900 Replacement Aircraft; provided, that “Station Costs” (as provided for in Exhibit B of the Agreement) and “Station Labor” (as provided for in Exhibit B of the Agreement) attributable to the CRJ-900 Replacement Aircraft shall be accounted for and paid for by Delta in the same manner as such costs are paid with respect to all other Aircraft under the Agreement.

D.    Notwithstanding Sections 3(D) and 11(F)(2)(ii) of the Agreement, in lieu of the Block Hour Payment contemplated therein, with respect to each of the CRJ-900 Replacement Aircraft, Delta shall pay Operator the Base Mark-up, Monthly Incentive Compensation and the Semi- Annual Incentive Compensation (in each case as defined in Exhibit C attached hereto) earned by Operator, each in accordance with, and subject to, the terms and conditions set forth on Exhibit C attached hereto and incorporated herein.

E.    Each of Operator and Delta acknowledge that Operator operates other CRJ-900 regional jets within the Delta Connection Program pursuant to the Agreement in addition to the CRJ- 900 Replacement Aircraft (collectively, all such CRJ-900 regional jets operated by Operator, including the CRJ-900 Replacement Aircraft, “CRJ-900 Fleet”). For purposes of allocating costs and measuring performance standards, the parties hereby agree that (i) costs and expenses will be allocated among the CRJ-900 Fleet on a pro rata aircraft basis and (ii) in measuring performance standards for purposes of Exhibit C hereto, performance will be measured based on the operational performance of the entire CRJ-900 Fleet.

F.    Each of Operator and Delta acknowledge and agree that the Base Rate Costs for the CRJ- 900 Replacement Aircraft (i) shall not be subject to the rate setting procedure set forth in Section 3(G) of the Agreement and (ii) shall not be taken into account for purposes of Section 11(E)(1)(xi)(1) of the Agreement.

G. [***]

H. Notwithstanding the first sentence of Section 11(A) of the Agreement, the term of the Agreement with respect to each of the CRJ-900 Replacement Aircraft shall be for a period of [***] commencing on the Scheduled In-Service Date of each CRJ-900 Replacement Aircraft (as to each CRJ-900 Replacement Aircraft, the “CRJ-900 Replacement Term”).

4.	Effective as of the Amendment Number Two Effective Date, [***].

5.	Article 3(D) of the Agreement is hereby amended by inserting after the phrase “for the aircraft type and periods provided therein”, the following: “[***].”

6.	Miscellaneous.

A.This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

[remainder of page intentionally left blank – signature page follows]

Execution Copy

IN WITNESS WHEREOF, the parties have executed this Amendment as of the dates set forth below, to be effective as of the Amendment Number Two Effective Date, by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Bradford R. Rich	By:	/s/ Don Bornhorst

Name:	Bradford R. Rich	Name:	Don Bornhorst

Title:	EVP + CFO	Title:	SVP - DELTA CONNECTION

Date:	21 Jan 2009	Date:	2/6/09

Execution Copy

EXHIBIT A

The Aircraft

[***]

Execution Copy

EXHIBIT B

Scheduled In-Service Dates

[***]

Execution Copy

EXHIBIT B

EXHIBIT B — Addendum 1

Base Rate Costs for CRJ-900 Replacement Aircraft

[***]

Execution Copy

EXHIBIT C

Incentive Compensation

[***]

EXECUTION VERSION

AMENDMENT NUMBER THREE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Three (this “Amendment”), effective as of the 1st day of July, 2009 (the “Amendment Number Three Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SKYW” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SKYW are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement.

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SKYW, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Minimum Utilization Average.

A. Effective as of the Amendment Number Three Effective Date, Article 3.A.(i) of the Agreement is hereby amended by deleting the following text from the first paragraph of such article:

(b)  a minimum utilization of the Aircraft of an average of [***] block hours per day (measured on a monthly average of all of the in-revenue service Aircraft during such month) (the “Minimum Utilization Average”). If the actual utilization average is less than the Minimum Utilization Average for more than [***], then the Base Rate Costs shall be subject to adjustment based on the actual utilization average.

and replacing such text with the following:

(b)  a minimum utilization of the Aircraft (the “Monthly Minimum Utilization Target”) as calculated, with respect to a particular month, using the following formula:

[***]

Where:

[***]

EXECUTION VERSION

If the actual monthly scheduled block hours of the Aircraft is less than the Monthly Minimum Utilization Target [***] for more than [***], then the respective actual scheduled block hours [***] for each of the current and prior [***] shall be subtracted from the respective Monthly Minimum Utilization Target [***] for such [***] and such difference shall be multiplied by the applicable Base Rate Costs per block hour in effect for the applicable month with respect to the CRJ200 Aircraft [***] (each such difference, a “Monthly Shortfall” (G)). The Monthly Shortfalls of the current and prior [***] shall then be summed and such amount shall then be divided by [***] to determine the current month’s minimum utilization payment due to Operator from Delta (a “Minimum Utilization Payment” [***]). Any Minimum Utilization Payment shall be due to Operator on the next monthly invoice reconciliation payment after the month for which the Minimum Utilization Payment was calculated, and such Minimum Utilization Payment shall be deemed for all purposes of the Agreement a Base Rate Cost for the month for which the Minimum Utilization Payment was calculated.

An example of a Minimum Utilization Payment calculation is set forth on Exhibit B attached hereto. The parties acknowledge that although the Monthly Minimum Utilization Target is calculated on the entire fleet of Aircraft subject to the Agreement, only the Base Rate Costs per block hour with respect to the CRJ200 Aircraft are used to calculate the Monthly Shortfall, if any.

B. [***]

C. Effective as of the Amendment Number Three Effective Date, the term “Minimum Utilization Average” used in Article 3.E of the Agreement is replaced with the term “Monthly Minimum Utilization Target.”

3.	Miscellaneous.

A.This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail. Except as expressly modified, nothing in this Amendment shall be construed as a waiver of any rights under the Agreement.

D.The parties hereto, together with Atlantic Southeast Airlines, Inc. (“ASA”) are parties to that certain lawsuit styled Atlantic Southeast Airlines, Inc. and SkyWest Airlines, Inc. v. Delta Air Lines, Inc. in the Superior Court of Fulton County, State of Georgia, Civil Action File Number 2008CV145995 (the “Lawsuit”). Each party to this Amendment enters this Amendment with a full reservation of rights under the Agreement and the Lawsuit and nothing

EXECUTION VERSION

set forth in this Amendment shall be construed as an admission of liability in connection with the subject matter of the Lawsuit.

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Bradford R. Rich	By:	/s/ Don Bornhorst

Name:	Bradford R. Rich	Name:	Don Bornhorst

Title:	EVP+CFO	Title:	SVP – Delta Connection

Date:		Date:	9/14/09

EXECUTION VERSION

EXHIBIT A

[***]

EXECUTION VERSION

EXHIBIT B

Example Calculation of a Minimum Utilization Payment

[***]

AMENDMENT NUMBER FOUR to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Four (this “Amendment”), effective as of November 19, 2010, to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement and to document certain other agreements of the parties, on the terms and conditions set forth herein; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

Article 1: Defined Terms

All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

Article 2: Base Rate Costs for Period between [***] Anniversary of Effective Date and [***]

Notwithstanding the provisions of [***] the Agreement, the parties agree that for the period beginning on the [***] anniversary of the Effective Date and ending on [***], Operator’s Base Rate Costs shall be as set forth on Exhibit 2 attached hereto and incorporated herein. [***].

Article 3: Base Rate Costs for Period between [***] Anniversary of Effective Date and [***]

Notwithstanding the provisions of Sections 3.G. [***] of the Agreement, the parties agree as follows:

a.

For the period beginning [***] through and including [***] and for calendar years [***], Operator’s respective Base Rate Costs shall be as set forth on Exhibit 3 attached hereto and incorporated herein. [***].

b.

In consideration of the establishment of the rates for the Base Rate Costs through calendar year [***] as set forth in this Articles 2 and 3 of this Amendment, Delta hereby waives its right to terminate the Agreement pursuant to [***] for the period beginning on the [***] anniversary of the Effective Date and ending on [***] (the “Waiver Period”). The parties acknowledge and agree, however, that such waiver provided by Delta is for a limited duration and that the rights and obligations of the parties set forth in [***] of the Agreement shall remain in full force and effect after the conclusion of the Waiver Period with respect to the remainder of the Term following the Waiver Period. [***].

c.

The parties agree that on or after [***], but in no event later than [***], the parties shall reset the Base Rate Costs to reflect Operator’s actual Base Rate Costs for [***] in accordance with the terms, conditions and procedures set forth in Section 3.G. of the Agreement (as modified from time to time). In connection with such reset of the Base Rate Costs, the parties shall use the Operator’s actual direct operating costs recorded in accordance with GAAP for the twelve month period ended [***] as a baseline and adjusted for reasonably foreseeable changes in Operator’s operating costs, [***]. The parties agree that if Operator’s Base Rate Costs accounting for Operator’s crew rates and productivity are reduced pursuant to [***], such reduction shall only apply to the Base Rate Costs accounting for Operator’s crew rates and productivity in effect for the calendar year of the effective date of such reduction of the Base Rate Costs accounting for Operator’s crew rates and productivity; [***]. The parties acknowledge and agree that the reset of Operator’s Base Rate Costs contemplated by this Section 3.c. shall not apply to the [***] “CRJ-900 Replacement Aircraft” (as such term is defined in Amendment Number Two to the Agreement dated as of January 1, 2008 (“Amendment Number 2”)) in accordance with Section 3.F.(i) of Amendment Number 2.

Article 4: Pass Through Cost Savings

a.

Delta shall pay Operator an amount of [***] as full and final payment for Operator’s portion of cost savings initiatives with respect to Pass Through Costs through the date of this Amendment pursuant to the last paragraph of Section 3.A.(ii) of the Agreement. The parties agree that upon such payment from Delta to Operator, no party shall owe the other party any further amounts pursuant to the last paragraph of Section 3.A.(ii) of the Agreement.

b.	The following sentences shall be deleted in their entirety from the last paragraph of Section 3.A.(ii) of the Agreement:

“If Operator identifies and implements initiatives that directly result in cost savings (as compared to the previous year’s Pass Through Costs adjusted for changes in volume) with respect to Pass Through Costs, Operator and Delta shall share such savings on an equal basis for a period of [***]. After such [***] period, Delta shall retain the entire benefit of any such savings with respect to such initiatives.”

Article 5: Treatment of Engine Maintenance and Overhaul Pass Through Costs upon Termination of the Agreement

Each party hereby covenants and agrees to negotiate in good faith with the other party an amendment and/or modification to the Agreement with respect to the determination and payment of Pass Through Costs associated with engine maintenance and overhauls upon termination of the Agreement as currently contemplated in the last two sentences of the fourth paragraph of Section 3.E. of the Agreement. The parties acknowledge and agree that it is their mutual intent to amend and/or modify the Agreement to ensure that such Pass Through Costs are equitably determined, allocated and paid among the parties with no undue financial advantage or benefit to either party considering, without limitation, the following factors: engine usage during the term of the Agreement, required return conditions of the engines, engine block hours flown since the last engine overhaul and the remaining useful life of the engine following the expiration of the Agreement.

Article 6: Miscellaneous

a.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby:

b.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

c.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

d.

The parties hereto, together with Atlantic Southeast Airlines, Inc. (“ASA”) are parties to that certain lawsuit styled Atlantic Southeast Airlines, Inc. and SkyWest Airlines, Inc. v. Delta Air Lines, Inc. in the Superior Court of Fulton County, State of Georgia, Civil Action File Number 2008CV145995 (the “Lawsuit”). Each party to this Amendment enters this Amendment with a full reservation of rights under the Agreement and the Lawsuit and nothing set forth in this Amendment shall be construed as an admission of liability in connection with the subject matter of the Lawsuit.

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Bradford R. Rich	By:	/s/ Don Bornhorst

Name:	Bradford R. Rich	Name:	Don Bornhorst

Title:	EVP + CFO	Title:	SVP - DELTA CONNECTION

Date:	11/23/2010	Date:	11/19/10

Exhibit 2

[***] through [***] Base Rate Costs

[***]

Exhibit 3

[***] through [***] Base Rate Costs

[***]

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AMENDMENT NUMBER FIVE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Five (this “Amendment”), effective as of March 4, 2011 (“Amendment Number Five Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. “SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] CRJ-700 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, effective as of the Amendment Number Five Effective Date, the [***] CRJ-700 regional jet aircraft set forth on Exhibit A attached to this Amendment (the “[***] CRJ-700 Additional Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. The parties agree that the Aircraft Rent/Ownership Cost with respect to each of the [***] CRJ-700 Additional Aircraft shall be as set forth on Exhibit A and Delta’s obligation to pay Operator such Aircraft Rent/Ownership Costs shall commence on the applicable “Delivery Date” (as defined below) of each respective [***] CRJ-700 Additional Aircraft. The parties further agree that with respect to all Direct Costs associated with the [***] CRJ-700 Additional Aircraft, other than Aircraft Rent/Ownership Costs, Delta’s obligation to pay Operator such costs shall commence on the respective “[***] In-Service Date” (as defined below) of each [***] CRJ-700 Additional Aircraft.

B.

Operator covenants and agrees to use commercially reasonable efforts to procure and take possession of each of the [***] CRJ-700 Additional Aircraft no later than the respective delivery dates set forth in Exhibit A (each, a “Delivery Date”).

C.

Notwithstanding anything in the Agreement to the contrary, the term for which each [***] CRJ-700 Additional Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall be for a period of [***] with such [***] period commencing on the respective Delivery Date for the applicable [***] CRJ- 700 Additional Aircraft.

D.

Notwithstanding anything in the Agreement to the contrary, effective at anytime after the [***] of the Amendment Number Five Effective Date, Delta shall have the right (each, a “CRJ-900 Replacement Option”) to replace [***] CRJ-700 Additional Aircraft with an equal number of CRJ-900 aircraft (each, a “CRJ-900 Replacement Aircraft”). If Delta desires to exercise a CRJ-900 Replacement Option, Delta shall provide written notice to

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Operator of such election (each, an “Exercise Notice”). Upon receipt of an Election Notice, the parties shall mutually agree upon the dates each CRJ-900 Replacement Aircraft shall replace a [***] CRJ-700 Additional Aircraft (each a “CRJ900 Replacement Date”), provided each party’s agreement shall not be unreasonably withheld or delayed, and Operator shall use commercially reasonable efforts to take possession of and have available for Delta Connection service a CRJ-900 Replacement Aircraft by each respective CRJ900 Replacement Date. Upon receipt of an Exercise Notice, Operator shall have the right (an “Assignment Option”) to assign all of its rights and obligations (but not less than all) to operate the CRJ-900 Replacement Aircraft under this Agreement to ASA for ASA to operate the CRJ-900 Replacement Aircraft pursuant to the ASA Delta Connection Agreement, provided that (i) any such assignment does not (y) create an undue burden on, or economic disadvantage to, Delta or (z) interfere with Delta’s performance requirements or schedule of published flights; (ii) ASA is an affiliate of Operator at the time of any such assignment; and (iii) ASA assumes all of the rights and obligations of Operator hereunder. If Operator desires to exercise an Assignment Option, it must do so by notifying Delta in writing of such election no later than [***] of receiving the respective Exercise Notice from Delta. The parties agree that if a CRJ-900 Replacement Option is exercised, (i) the applicable CRJ-900 Replacement Aircraft related to such exercise shall be placed as Aircraft under this Agreement (or the ASA Delta Connection Agreement, as applicable) for the remainder of the Term of this Agreement (or the ASA Delta Connection Agreement, as applicable) and (ii) the Base Rate Costs to be applied to the CRJ-900 Replacement Aircraft shall equal the Base Rate Costs applied to CRJ-900 Aircraft as set forth in Exhibit 3 to Amendment Number Four to the Agreement dated as of November 19, 2010 (“Amendment Number 4”) (as may be adjusted pursuant to the reset contemplated by Section 3.c. of Amendment Number 4).

3.	Aircraft Modifications and Repainting.

A.

The parties acknowledge and agree that each of the [***] CRJ-700 Additional Aircraft shall undergo (i) the modifications set forth on Exhibit B attached hereto and incorporated herein so as to convert each of the [***] CRJ-700 Additional Aircraft to a two-class configuration and otherwise to conform with the current Delta Connection Program standards (“[***] CRJ-700 Modifications”) and (ii) livery painting, each of (i) and (ii) above according to the scope and specifications determined by Delta, as may be modified or adjusted by Delta from time to time. Delta shall determine, in its sole discretion, when each [***] CRJ-700 Additional Aircraft is to be modified and painted, and Operator shall deliver and make each of the [***] CRJ-700 Additional Aircraft available, and provide an onsite maintenance, quality, and materials representative, for each [***] CRJ-700 Additional Aircraft’s scheduled modification and painting. [***].

B.

Notwithstanding anything in the Agreement or herein to the contrary, Operator shall be solely responsible for all the logistics associated with the acquisition, induction, positioning, and maintenance bridging of each [***] CRJ-700 Additional Aircraft [***].

C.	Delta, in its sole discretion, shall select the vendor(s) to perform and complete the work associated with the [***] CRJ-700 Modifications. [***]

D.

Each of the [***] CRJ-700 Additional Aircraft shall be repainted in conformity with the Delta-approved Delta Connection aircraft livery. Operator shall select the vendor(s) (subject to Delta’s prior approval, such approval not to be unreasonably withheld or delayed) to perform and complete the work associated with such repainting. Operator

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shall cause such vendor(s) to perform such repainting in compliance with the specifications and delivery schedules reasonably determined by Delta. [***]

E.

With respect to each [***] CRJ-700 Additional Aircraft, Operator shall complete, or cause to be completed, conformity checks and make each [***] CRJ-700 Additional Aircraft ready and available for either (as determined by Delta in its sole discretion) the [***] CRJ-700 Modifications, livery painting, or single class passenger service prior to the respective conformity check completion dates set forth on Exhibit A (each a “Conformity Check Completion Date”). [***]

F.

Subject to the completion of the [***] CRJ-700 Modifications for each [***] CRJ-700 Additional Aircraft, Operator shall be in compliance in all material respects with all applicable statutes, orders, rules, regulations and notifications of all governmental agencies having jurisdiction over its operations and the Aircraft, including, but not limited to, the FAA, DOD, and DOT so as to be able to operate each [***] CRJ-700 Additional Aircraft in the dual class configuration contemplated by the [***] CRJ-700 Modifications no later than the respective dual class in-service dates as set forth in Exhibit A (each a “Dual Class In-Service Date”). [***]

G.

The parties acknowledge that Operator satisfied the obligations set forth in paragraphs (E) and (F) of this Section 3 prior to the respective Conformity Check Completion Date and Dual Class In-Service Date, respectively.

4.	[***] CRJ-700 Additional Aircraft Engine Maintenance Cost Allocation.

[***]

5.	[***] CRJ-200 Transfer Aircraft

A.

Pursuant to Section 1.A.(iii) of the Agreement, effective as of the Amendment Number Five Effective Date, the [***] CRJ-200 regional jet aircraft set forth on Exhibit C attached to this Amendment (the “[***] CRJ-200 Transfer Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Operator covenants and agrees to use commercially reasonable efforts to take possession of each of the [***] CRJ-200 Transfer Aircraft no later than the respective dates that Delta shall make available to Operator each [***] CRJ-200 Transfer Aircraft (each a “Transfer Aircraft Delivery Date”) as set forth in Exhibit C. Provided the [***] CRJ-200 Transfer Aircraft are made available to Operator as of the Transfer Aircraft Delivery Date, Operator shall make each [***] CRJ-200 Transfer Aircraft available to be placed into service within the Delta Connection Program no later than each respective Transfer Aircraft In-Service Date set forth in Exhibit C (each a “Transfer Aircraft In-Service Date”). Delta acknowledges that Operator has made each of the [***] CRJ-200 Transfer Aircraft available for service within the Delta Connection Program on or before the Transfer Aircraft In-Service Date.

B.

Each of the [***] CRJ-200 Transfer Aircraft is leased by [***] to Delta pursuant to a headlease between Delta and [***] (each, a “[***] CRJ-200 Transfer Aircraft Headlease”). Each of the [***] CRJ-200 Transfer Aircraft shall be subleased by Delta to Operator pursuant to an aircraft sublease agreement in form and substance mutually agreeable to Delta and Operator (each, a “[***] CRJ-200 Transfer Aircraft Sublease”). Certain of the “[***] Transfer Aircraft Engines” (as defined below) as identified on

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Exhibit C were delivered to Operator pursuant to the terms of separate engine leases by and between [***] and Operator (each, a “[***] Transfer Aircraft Engine Lease”).

C.

Notwithstanding anything in the Agreement to the contrary, the term for which each [***] CRJ-200 Transfer Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on the Amendment Number Five Effective Date and terminate upon the earlier of [***].

D.

(i)  The Base Rate Costs to be applied to the [***] CRJ-200 Transfer Aircraft for calendar years [***] shall equal the Base Rate Costs applied to CRJ-200 Aircraft as set forth in Exhibit 3 to Amendment Number 4; provided, however, that the Base Rate Costs with respect to Overhead Allocation, Maintenance Burden, and Other Depreciation (collectively, the “Transfer Aircraft Fixed Base Rate Costs”) to be applied to the [***] CRJ-200 Transfer Aircraft for the entirety of their respective [***] CRJ-200 Transfer Aircraft Terms [***] shall be as set forth on Exhibit D attached to this Amendment. In addition, the Base Rates Costs, excluding the Transfer Aircraft Fixed Base Rate Costs, for the [***] CRJ-200 Transfer Aircraft for calendar year [***] and the remaining years in the respective [***] CRJ-200 Transfer Aircraft Terms shall be subject to the reset contemplated by Section 3.c. of Amendment Number 4.

(ii)  The parties agree that with respect to all Direct Costs associated with the [***] CRJ- 200 Transfer Aircraft and the [***] Transfer Aircraft Engines, including the Transfer Aircraft Fixed Base Rate Costs, Delta’s obligation to pay Operator such Direct Costs shall commence on the respective Transfer Aircraft In-Service Date of each [***] CRJ- 200 Transfer Aircraft.

(iii)  [***]

E.

The parties acknowledge that the [***] CRJ-200 Transfer Aircraft with registration Number [***] was delivered to Operator on the applicable Transfer Aircraft Delivery Date without ACARS. Operator shall install ACARS on such [***] CRJ-200 Transfer Aircraft. [***]

Operator acknowledges and agrees that Delta has delivered, or caused to be delivered, to Operator, [***] each [***] CRJ-200 Transfer Aircraft and each [***] Transfer Aircraft Engine in an airworthy condition on or before the respective Transfer Aircraft Delivery Dates with at least [***] remaining on the airframe until the next regularly scheduled C check and approximately [***] remaining on each engine set forth in Exhibit C (each a “[***] Transfer Aircraft Engine”) until the next regularly scheduled heavy maintenance event as to such [***] Transfer Aircraft Engine.

F.

The parties agree that for all months during the period commencing as of the Amendment Number Five Effective Date and continuing through and including [***], the [***] CRJ- 200 Transfer Aircraft with Registration Numbers [***] shall not be included in the determination of the Monthly Minimum Utilization Targets as contemplated by Section 3(A)(i) of the Agreement.

G.

The parties agree that, with respect to each of the [***] CRJ-200 Transfer Aircraft and each of the [***] Transfer Aircraft Engines, for purposes of the Agreement and the respective [***] CRJ-200 Transfer Aircraft Sublease or the [***] Transfer Aircraft

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Engine Lease, as applicable, the Aircraft Rent/Ownership Costs for each such aircraft and engine shall be [***].

H.

The parties agree that each of the [***] Transfer Aircraft Engines shall not be subject to the terms and conditions set forth in the last two sentences of the fourth paragraph of Section 3(E) of the Agreement and as amended by Section 5 of Amendment Number 4. The parties acknowledge and agree that the [***] CRJ-200 Transfer Aircraft and the [***] Transfer Aircraft Engines were operated by other Delta Connection operators prior to their delivery to Operator. [***] Nothing herein shall limit the obligations of Operator to perform, or have performed, maintenance that is required to keep each of the [***] CRJ-200 Transfer Aircraft and [***] Transfer Aircraft Engines in a serviceable, airworthy condition including, but not limited to, time controlled or life limited items that would expire during each respective [***] CRJ-200 Transfer Aircraft Term.

I.[***]

6.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

D.

The parties hereto, together with Atlantic Southeast Airlines, Inc. are parties to those certain lawsuits styled Sky West Airlines, Inc. and Atlantic Southeast Airlines, Inc. v. Delta Air Lines, Inc., State Court of Fulton County, Civil Action No. 11EV011971-G and Delta Air Lines, Inc. v. Atlantic Southeast Airlines, Inc. and SkyWest Airlines, Inc., Superior Court of Fulton County, Civil Action No. 2011-CV-196624 (collectively, the “Lawsuits”). Each party to this Amendment enters this Amendment with a full reservation of rights under the Agreement and each of the Lawsuits and nothing set forth in this Amendment shall be construed as an admission of liability in connection with the subject matter of either of the Lawsuits.

{signatures appear on next page}

Execution Copy

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Eric Woodward	By:	/s/ Don Bornhorst

Name:	Eric Woodward	Name:	Don Bornhorst

Title:	Chief Accounting Officer	Title:	SVP - DELTA CONNECTION

Date:	Feb 27, 2012	Date:	2/24/12

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EXHIBIT A

[***] CRJ-700 Additional Aircraft, Delivery Dates, Conformity Check Completion Dates, Dual Class In-Service Dates and Aircraft Rent/Ownership Costs,

[***]

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EXHIBIT B

[***] CRJ-700 Modifications

Work scope overview for interior modifications:

●	Removal of RH stowage
●	Removal of 4 rows of economy class seats.
●	Removal of the FWD LH overhead bins (in the first class section)
●	Removal of existing aft lavatory and 9G bulkhead.
●	Installation of new G2 galley.
●	Retain current LH wardrobe but will provide rework instruction for this unit. These instructions will include updating the décor, install a new roll-up door and provisions to stow the wheel chair.
●	Installation of new micro bins in first class
●	Installation of a soft class divider with exit sign and curtain
●	Installation of ceilings (fwd and aft)
●	Installation of PSU’s and fillers (fwd and aft)
●	Installation of new Dado’s (aft)
●	Installation of new sidewall’s (aft)
●	Installation of new cabin and weather curtain
●	Installation of new bin accent strips
●	Re-pitch the economy seats aft of first class
●	Installation of a new baggage bay liner.
●	Installation of a new 9G bulkhead.
●	Installation of a new aft centreline lavatory.
●	Installation of 3 single and 3 double Close Comfort II Delta seats
●	Re-Installation 1 RH standard double economy seat.
●	Installation of new aft overhead bins.
●	Installation of a new aft flight attendant seat.
●	Coach class seat cover installation.

Assumptions:

●	All aircraft will have the 3rd seat track installed prior to the STC installation (this includes installation of a floor beam, if needed, at Delta’s cost).
●	All carpet will be BFE.
●	All seat track covers and emergency lighting will be BFE
●	All Laminate’s will be BFE.
●	All carpet tape will be BFE
●	Material for Dado Panel recovering will be BFE.
●	Vapour Barrier will be BFE
●	Floor mate will be BFE

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●	No flammability will be needed to update the décor changes on the monuments and dado’s. Should flam be required CDZ will quote accordingly.

Current configuration:

[***]

Go to configuration:

[***]

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EXHIBIT C

[***] CRJ-200 Transfer Aircraft

[***]

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EXHIBIT D

Fixed Base Rate Costs for [***] CRJ-200 Transfer Aircraft

[***]

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AMENDMENT NUMBER SIX to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Six (this “Amendment”), effective as of July 14, 2011 (“Amendment Number Six Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St.

George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, pursuant to Section 11(F)(2) of the Agreement, Delta has certain removal rights relating to [***] CRJ-200 regional jets (each, a “CRJ-200 Aircraft”);

WHEREAS, pursuant to Amendment Number Two to the Agreement, dated as of January 1, 2008, [***] of the CRJ-200 Aircraft have previously been removed from the scope of the Agreement, and

WHEREAS, Delta desires the early removal of the remaining [***] CRJ-200 Aircraft and Operator is willing to permit such early removal, subject to the replacement of such aircraft with [***] CRJ-700 regional jets as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Removal of [***] CRJ-200 Aircraft

Notwithstanding the lease expiration dates, notice requirements and any other election requirements set forth in Section 11(F)(2) of the Agreement, Delta and Operator mutually agree that pursuant to Section 11(F)(2) of the Agreement [***] CRJ-200 Aircraft (FAA registration numbers [***] respectively) shall be removed from the scope of the Agreement (each, a “Removed Aircraft”) effective as of the dates set forth on Exhibit A of this Amendment or such later dates as Delta and Operator mutually agree (each a “CRJ-200 Removal Date”). Upon the removal of each CRJ-200 Removal Aircraft, such removed aircraft shall no longer be subject to the terms and scope of the Agreement. The parties acknowledge and agree that the Pass Through Costs associated with engine maintenance and overhauls for the Removed Aircraft upon their respective CRJ-200 Removal Dates shall be subject to the

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terms of this Agreement, as such terms may be amended as contemplated by Article 5 of Amendment Number Four to the Agreement dated as of November 19, 2010 (“Amendment 4”). [***]

3.	Addition of [***] CRJ-700 Aircraft.

A.

Pursuant to Sections 1.A.(iii) and 11(F)(2)(ii) of the Agreement, effective as of the [***] CRJ-700 Replacement Delivery Date (as defined below), the Removed Aircraft shall be replaced with the [***] CRJ-700 regional jet aircraft set forth on Exhibit B attached to this Amendment (the “[***] CRJ-700 Replacement Aircraft”) and added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment.

B.

The parties agree that each of the [***] CRJ-700 Replacement Aircraft has been delivered to Operator on or before the delivery dates set forth in Exhibit B (each, a “[***] CRJ-700 Replacement Delivery Date”) and placed into service within the Delta Connection Program according to the schedule mutually agreed upon by the parties (each, a “[***] CRJ-700 Replacement In-Service Date”).

C.	[***]

D.

The parties agree that, with respect to each of the [***] CRJ-700 Replacement Aircraft, for purposes of the Agreement, the Aircraft Rent/Ownership Costs for each such aircraft shall be the actual Aircraft Rent/Ownership Costs incurred by Operator for such Aircraft. For the avoidance of doubt, the parties acknowledge and agree that the terms and conditions of each of Section 1.B. and section 3(A)(ii)(2)- “Aircraft Rent/Ownership Costs” of the Agreement shall at all times apply to each of the [***] CRJ-700 Replacement Aircraft. Delta’s obligation to pay Operator such Aircraft Rent/Ownership Costs shall commence on each respective CRJ-700 Replacement Delivery Date and all other Direct Costs associated with each of the [***] CRJ-700 Replacement Aircraft shall commence on the respective [***] CRJ-700 Replacement In-Service Dates.

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E.	Each of Operator and Delta acknowledge and agree that the terms and conditions of Article 3 of Amendment 4 to the Agreement shall apply with respect to the [***] CRJ-700 Replacement Aircraft.

F.

Operator shall ensure [***] that each of the [***] CRJ-700 Replacement Aircraft shall be painted in the Delta-approved Delta Connection livery prior to each respective [***] CRJ-700 Replacement In-Service Date [***].

G.

Operator shall ensure [***] that each of the [***] CRJ-700 Replacement Aircraft shall be in compliance with the Delta-approved Delta Connection standards currently in place on the CRJ-700 aircraft with respect to interior decor including, but not limited to, cabin carpets, seat belts, seat belt covers, curtains, class dividers, seat track covers, bin strips, and laminates (the “CRJ-700 Interior Décor Standards”).

4.

CRJ-900 Replacement Aircraft. The parties acknowledge and agree that the Base Rate Cost and Base Rate Cost reset provisions of Article 2 and Article 3 of Amendment Number Four to the Agreement do not amend or otherwise modify the terms and conditions of the Agreement as pertaining to the [***] “CRJ-900 Replacement Aircraft” (as such term is defined in Amendment Number Two to the Agreement dated as of January 1, 2008).

5.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

D.

The parties hereto, together with Atlantic Southeast Airlines, Inc. are parties to those certain lawsuits styled SkyWest Airlines, Inc. and Atlantic Southeast Airlines, Inc. v. Delta Air Lines, Inc., State Court of Fulton County, Civil Action No. 11EV011971-G and Delta Air Lines, Inc. v. Atlantic Southeast Airlines, Inc. and SkyWest Airlines, Inc., Superior Court of Fulton County, Civil Action No. 2011-CV-196624 (collectively, the “Lawsuits”). Each party to this Amendment enters this Amendment with a full reservation of rights under the Agreement and each of the Lawsuits and nothing set forth in this Amendment shall be construed as an admission of liability in connection with the subject matter of either of the Lawsuits.

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EXHIBIT A

CRJ200 Removed Aircraft

[***]

EXHIBIT B

[***] CRJ-700 Replacement Aircraft

[***]

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Eric Woodward	By:	/s/ Don Bornhorst

Name:	Eric Woodward	Name:	Don Bornhorst

Title:	Chief Accounting Officer	Title:	SVP – DELTA CONNECTION

Date:	March 19, 2012	Date:	3/16/2012

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AMENDMENT NUMBER SEVEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Seven (this “Amendment”), effective as of September 7, 2011 (“Amendment Number Seven Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. “SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	[***] Subsequent Transfer Aircraft

A.

Pursuant to Section 1.A.(iii) of the Agreement, effective as of each respective [***] Subsequent Transfer Aircraft Delivery Date (as defined below), the [***] [***] regional jet aircraft set forth on Exhibit A attached to this Amendment (the “[***] Subsequent Transfer Aircraft”) and the [***] regional jet aircraft set forth on Exhibit A (the “[***] Subsequent Transfer Aircraft” and together with the [***] Subsequent Transfer Aircraft, the “[***] Subsequent Transfer Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Operator covenants and agrees to use commercially reasonable efforts to take possession of each of the [***] Subsequent Transfer Aircraft no later than the respective dates that Delta shall make available to Operator each [***] Subsequent Transfer Aircraft (each a “[***] Subsequent Transfer Aircraft Delivery Date”) as set forth in Exhibit A. Provided the [***] Subsequent Transfer Aircraft are made available to Operator as of the [***] Subsequent Transfer Aircraft Delivery Date, Operator shall make each [***] Subsequent Transfer Aircraft available to be placed into service within the Delta Connection Program no later than each respective [***] Subsequent Transfer Aircraft in-service date set forth in Exhibit A (each a “[***] Subsequent Transfer Aircraft In-Service Date”). Delta acknowledges that Operator has (i) taken possession of each of the [***] Subsequent Transfer Aircraft as of the [***] Subsequent Transfer Aircraft Delivery Date and (ii) made each of the [***] Subsequent Transfer Aircraft available for service within the Delta Connection Program on or before the [***] Subsequent Transfer Aircraft In-Service Date. The engines associated with the [***] Subsequent Transfer Aircraft are identified in

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Exhibit A hereto (such engines, the “[***] Subsequent Transfer Aircraft Engines”).

B.

Each of the [***] Subsequent Transfer Aircraft shall be leased by [***] to Operator pursuant to an aircraft lease agreement in form and substance mutually agreeable to Delta, [***] and Operator (each, a “[***] CRJ-200 Subsequent Transfer Aircraft Lease”). [***] shall have the right to assign each of the [***] CRJ-200 Subsequent Transfer Aircraft Leases to Delta upon prior written notice to Operator.

C.

Each of the [***] CRJ-100 Subsequent Transfer Aircraft is leased by [***] to [***] pursuant to a headlease between [***] (each, a “[***] CRJ-100 Subsequent Transfer Aircraft Headlease”). Each of the [***] Subsequent Transfer Aircraft shall be subleased by [***] to Operator pursuant to an aircraft sublease agreement in form and substance mutually agreeable to Delta and Operator (each, a “[***] Subsequent Transfer Aircraft Sublease”). Certain of the [***] Subsequent Transfer Aircraft Engines were delivered to Operator pursuant to the terms of separate engine leases by and between [***] or Delta and Operator (each, a “[***] Subsequent Transfer Aircraft Engine Lease”).

D.

Notwithstanding anything in the Agreement to the contrary, the term for which each [***] Subsequent Transfer Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective [***] Subsequent Transfer Aircraft Delivery Date and terminate upon the earlier of [***].

E.

(i)  The Base Rate Costs to be applied to the [***] Subsequent Transfer Aircraft for calendar years [***] shall equal the Base Rate Costs applied to [***] Aircraft as set forth in Exhibit 3 to Amendment Number Four to the Agreement dated as of November 19, 2010 (“Amendment Number 4”); provided, however, that the Base Rate Costs with respect to Overhead Allocation, Maintenance Burden, and Other Depreciation (collectively, the “Subsequent Transfer Aircraft Fixed Base Rate Costs”) to be applied to the [***] Subsequent Transfer Aircraft for the entirety of their respective [***] Subsequent Transfer Aircraft Terms [***] shall be as set forth on Exhibit B attached to this Amendment. [***].

(ii)  The parties agree that with respect to all Direct Costs associated with the [***] Subsequent Transfer Aircraft and the [***] Subsequent Transfer Aircraft Engines, including the Subsequent Transfer Aircraft Fixed Base Rate Costs, Delta’s obligation to pay Operator such Direct Costs shall commence on the respective [***] Subsequent Transfer Aircraft In-Service Date of each [***] Subsequent Transfer Aircraft.

[***]

F.	[***]

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Operator acknowledges and agrees that Delta has delivered, or caused to be delivered, to Operator, each [***] Subsequent Transfer Aircraft and each [***] Subsequent Transfer Aircraft Engine in an airworthy condition on or before the respective [***] Subsequent Transfer Aircraft Delivery Dates.

G.

The parties agree that, with respect to each of the [***] Subsequent Transfer Aircraft and each of the [***] Subsequent Transfer Aircraft Engines, for purposes of the Agreement and the respective [***] Subsequent Transfer Aircraft Lease, the [***] Subsequent Transfer Aircraft Sublease, or the [***] Subsequent Transfer Aircraft Engine Lease, as applicable, the Aircraft Rent/Ownership Costs for each such aircraft or engine, as applicable, shall be [***].

H.	The parties acknowledge and agree that the [***] Subsequent Transfer Aircraft with FAA registration number [***] was delivered to Operator under the terms and conditions as described within [***].

I.

The parties agree that each of the [***] Subsequent Transfer Aircraft Engines shall not be subject to the terms and conditions set forth in the last two sentences of the fourth paragraph of Section 3(E) of the Agreement and as amended by Section 5 of Amendment Number 4. The parties acknowledge and agree that the [***] Subsequent Transfer Aircraft and the [***] Subsequent Transfer Aircraft Engines were operated by other Delta Connection operators prior to their delivery to Operator. [***] Nothing herein shall limit the obligations of Operator to perform, or have performed, maintenance that is required to keep each of the [***] Subsequent Transfer Aircraft and [***] Subsequent Transfer Aircraft Engines in a serviceable, airworthy condition including, but not limited to, time controlled or life limited items that would expire during each respective [***] Subsequent Transfer Aircraft Term.

[***]

3.	[***] Transition Aircraft

Subject to the terms of this Section 3, Operator shall provide [***] certain [***] aircraft that are outside of the scope of the Agreement, to fly Delta Connection Flights as scheduled by Delta in its sole discretion, while the [***] Subsequent Transfer Aircraft are in the process of being bridged to Operator (each, a “[***] Transition Aircraft”). [***]. In addition, the parties agree that in no event shall the [***] Transition Aircraft be counted as Aircraft with respect to the determination of the Monthly Minimum Utilization Targets as contemplated by Section 3(A)(i) of the Agreement.

4.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

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B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

D.

The parties hereto, together with Atlantic Southeast Airlines, Inc. are parties to the lawsuit styled SkyWest Airlines, Inc. and Atlantic Southeast Airlines, Inc. v. Delta Air Lines, Inc., State Court of Fulton County, Civil Action No. 11EV011971-G (the “Lawsuit”). Each party to this Amendment enters this Amendment with a full reservation of rights under the Agreement and the Lawsuit and nothing set forth in this Amendment shall be construed as an admission of liability in connection with the subject matter of the Lawsuit.

{signatures appear on next page}

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Eric Woodward	By:	/s/ Don Bornhorst

Name:	Eric Woodward	Name:	Don Bornhorst

Title:	Chief Accounting Officer	Title:	SVP-Delta Connection

Date:	April 29, 2013	Date:	4/25/13

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EXHIBIT A

[***] CRJ-200 Subsequent Transfer Aircraft

[***]

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EXHIBIT B

Fixed Base Rate Costs for [***] Subsequent Transfer Aircraft and [***] Transition Aircraft

[***]

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AMENDMENT NUMBER NINE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Nine (this “Amendment”), effective as of August 1, 2012 (“Amendment Number Nine Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”) and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790 and, solely with respect to Sections 3(B)(2), 4 and 5 hereof, ExpressJet Airlines, Inc. (“XJet”), 990 Toffie Terrace, Atlanta, GA 30354.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and XJet are parties to the ASA Delta Connection Agreement (as such term is defined in the Agreement); and

WHEREAS, the parties desire to amend certain provisions of the Agreement and the ASA Delta Connection Agreement in connection with the addition of [***] aircraft to the scope of the Agreement and the removal of an aggregate of [***] aircraft from the scope of the Agreement and the ASA Delta Connection Agreement, and to document certain other agreements of the parties, on the terms and conditions set forth herein; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, SkyWest and XJet, intending to be legally bound, hereby agree to amend the Agreement, and, as applicable, the ASA Delta Connection Agreement, in each case effective as of the Amendment Number Nine Effective Date, as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Treatment of Engine Maintenance and Overhaul Pass Through Costs upon Termination of the Agreement.

A.

As contemplated by Article 5 of Amendment Number Four to the Agreement dated as of November 19, 2010 (“SW Amendment 4”), Operator and Delta agree to amend and modify the Agreement by deleting the following sentences located at the end of the fourth paragraph of Section 3.E of the Agreement in their entirety and replacing such sentences with the text set forth on Exhibit A attached to this Amendment:

“Further, with respect to Pass Through Costs associated with engine maintenance and overhauls, upon termination of this Agreement, such Pass Through Costs shall be calculated by multiplying the number of engine block hours flown since the last engine overhaul by an engine block hour rate reasonably

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determined, in good faith, by the parties. Upon such calculation, Delta shall, at its sole option, either (i) pay such calculated amount to SKYW as part of the final reconciliation, (ii) perform (or have a third party perform) the requisite engine maintenance or overhauls or (iii) a combination of (i) and (ii).”

B.	[***]

C.	[***]

3.	Recharacterization of Certain Base Rate Costs.

A.

Notwithstanding Article 3(a) of SW Amendment 4, the parties agree that for the period beginning on and including the first “SW Tranche A Removal Date” (as defined below) through and including [***], and for calendar years [***] Operator’s Base Rate Costs shall, except as of otherwise provided herein, be recharacterized as set forth on Exhibit B attached hereto and incorporated herein and such Exhibit B shall replace in its entirety Exhibit 3 to SW Amendment 4 with respect to such time periods. For the avoidance of doubt, SkyWest and Delta acknowledge and agree that (i) all such recharacterized Base Rate Costs shall be subject to the terms and conditions set forth in Section 3(c) of SW Amendment 4 and (ii) the recharacterized Base Rate Costs labeled as “Flight Operations,” “Inflight,” “Flight Operations-pay/RONs/Recurrent Training” and “Inflight - pay/RONs/Recurrent Training” shall be Operator’s “crew rates” for purposes of [***] of the Agreement.

The parties further agree to the following:

(i)solely with respect to the CRJ-900 Replacement Aircraft as defined in Amendment Number Two to the Agreement dated effective as of January 1, 2008 (“SW Amendment 2”), for the period beginning on and including the first SW Tranche A Removal Date through the remainder of each CRJ-900 Replacement Term with respect to such CRJ-900 Replacement Aircraft as provided in Section 5(H) of SW Amendment 2, Addendum 1 attached hereto as Exhibit B-1 amends and replaces in its entirety Addendum 1 of SW Amendment 2 with respect to such time periods;

(ii)solely with respect to the [***] CRJ-200 Transfer Aircraft as defined in Amendment Number Five to the Agreement dated effective as of March 4, 2011 (“SW Amendment 5”), for the period beginning on and including the first SW Tranche A Removal Date through [***], and for calendar years [***], the Base Rate Costs with respect to such [***] CRJ-200 Transfer Aircraft are as set forth in Exhibit B-2 attached hereto, and replaces in its entirety Exhibit D of SW Amendment 5 and Exhibit 3 of SW Amendment 4 with respect to such time period. [***]; and

(iii)solely with respect to the [***] transfer aircraft to be covered in a separate amendment to the Agreement and shown in Exhibit B-3 attached hereto

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(each, a “[***] Subsequent Transfer Aircraft”), the parties agree that for the period beginning on and including the first SW Tranche A Removal Date through [***] and for calendar years [***] the Base Rate Costs for such [***] Subsequent Transfer Aircraft are as set forth in Exhibit B-2 attached hereto. [***].

B.	[***]

4.	Removal of [***] CRJ-200 and CRJ-100 Aircraft.

A.

Operator shall remove the [***] CRJ-200 Aircraft, and their respective engines, set forth in Table 1 of Exhibit C attached to this Amendment (each, a “SW Tranche A Removal Aircraft”) from the scope the Agreement upon the dates set forth in Table 1 of Exhibit C (each a “SW Tranche A Removal Date”). Upon the removal of each SW Tranche A Removal Aircraft, such removed aircraft shall no longer be subject to the terms and scope of the Agreement. Delta and Operator acknowledge and agree that the Pass Through Costs associated with Aircraft Rent/Ownership Costs shall extend for [***] days following the applicable SW Tranche A Removal Date.

B.

XJet shall remove the [***] CRJ-200 Aircraft, and their respective engines, set forth in Table 2 of Exhibit C attached to this Amendment (each, an “EV Tranche A Removal Aircraft”) from the scope the ASA Delta Connection Agreement upon the dates set forth in Table 2 of Exhibit C (each an “EV Tranche A Removal Date”). Upon the removal of each EV Tranche A Removal Aircraft, such removed aircraft shall no longer be subject to the terms and scope of the ASA Delta Connection Agreement. Delta and XJet acknowledge and agree that the Pass Through Costs (as defined in the ASA Delta Connection Agreement) associated with Aircraft Rent/Ownership Costs shall extend for [***] days following the applicable EV Tranche A Removal Date.

C.

Effective [***], the CRJ-200 aircraft with FAA Registration Number [***] (the “XJet Damaged Aircraft”) shall cease (i) receiving the “fixed cost” components of Base Rate Costs under the ASA Delta Connection Agreement and the aircraft shall not be available for operation with the Delta Connection Program on or after such date and (ii) to be included in any respect for purposes of calculating the Monthly Minimum Utilization Target or Minimum Utilization Payment contemplated by Section 3.A.(i) of the ASA Delta Connection Agreement. Operator shall promptly repair in full the XJet Damaged Aircraft, or cause the XJet Damaged Aircraft to be promptly repaired in full, but in any event no later than [***]. No later than [***] after the completion of such repairs, Operator shall return the XJet Damaged Aircraft to Delta in compliance with Section 4 of that certain Sublease Agreement [***] between Delta and XJet dated [***] (“[***] Sublease”), and upon Delta’s acceptance of the XJet Damaged Aircraft, the [***] Sublease shall be terminated and the aircraft shall be removed from the scope of the ASA Delta Connection Agreement; provided, such termination of the [***] Sublease shall not affect any of the respective rights or obligations of the parties

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thereunder that have accrued prior to, or otherwise survive, the termination of such sublease.

D.

Delta, in its sole discretion, shall designate an aggregate [***] CRJ-200 and CRJ- 100 aircraft from those identified on Schedule 1 hereto that are currently leased or financed by Delta and are Aircraft under the scope of the Agreement or the ASA Delta Connection Agreement (each, a “Tranche B Removal Aircraft”), and such Tranche B Removal Aircraft shall each be removed from the scope of the Agreement or the ASA Delta Connection Agreement, respectively, [***].

As of each Tranche B Removal Date the applicable Tranche B Removal Aircraft shall no longer be subject to the terms and scope of the Agreement or the ASA Delta Connection Agreement, as applicable. [***].

E.

Delta, in its sole discretion, shall designate an aggregate [***] CRJ-200 or CRJ- 100 aircraft identified on Schedule 1 hereto that are currently leased or financed by Delta (or any affiliate of Delta) and are Aircraft under the scope of the Agreement or the ASA Delta Connection Agreement (each, a “Tranche C Removal Aircraft”), and such Tranche C Removal Aircraft shall each be removed from the scope of the Agreement or the ASA Delta Connection Agreement, respectively, [***].

F.

As of each Tranche C Removal Date the applicable Tranche C Removal Aircraft shall no longer be subject to the terms and scope of the Agreement or the ASA Delta Connection Agreement, as applicable. [***].

G.

SkyWest shall designate, in its sole discretion, [***] CRJ-200 aircraft currently mortgaged, leased or otherwise financed by either SkyWest or XJet that are Aircraft under the scope of the Agreement or the ASA Delta Connection Agreement and have an average financing maturity date or lease expiration date of no earlier than [***] (each a “Tranche D Removal Aircraft”), and either SkyWest or XJet, as applicable, shall remove such Tranche D Removal Aircraft upon dates determined by SkyWest or XJet, as applicable (each, a “Tranche D Removal Date”); provided that the Tranche D Removal Aircraft must be removed from the scope of the Agreement or the ASA Delta Connection Agreement prior to [***].The parties acknowledge and agree that (i) the Pass Through Costs (as defined in the Agreement or the ASA Delta Connection Agreement, as applicable) associated with engine maintenance and overhauls for the Tranche D Removal Aircraft upon each respective Tranche D Removal Date shall be subject to the terms and conditions of Exhibit A attached to this Amendment and (ii) the Pass Through Costs (as defined in the Agreement or the ASA Delta Connection Agreement, as applicable) associated with Aircraft Rent/Ownership Costs shall extend for [***] following the applicable Tranche D Removal Date.

H.	The parties acknowledge and agree that Aircraft bearing U.S. Registration No. [***] shall be removed from the scope of the Agreement effective [***] (the “SW Damaged Aircraft”).

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I.	[***]

5.	Addition of [***] CRJ-700 and CRJ-900 Aircraft. Pursuant to Section 1(A)(iii) of the Agreement, Delta and SkyWest mutually agree as follows:

A.

Additional Aircraft. Each of [***] CRJ-700 aircraft (each, a “CRJ-700 Additional Aircraft”), [***] CRJ-900 aircraft (each, a “CRJ-900 Tranche 1 Additional Aircraft”), and an additional [***] CRJ-900 aircraft (each, a “CRJ-900 Tranche 2 Additional Aircraft” and collectively with the CRJ-700 Additional Aircraft and the CRJ-900 Tranche 1 Aircraft, the “Dual-Class Additional Aircraft”) shall be added as Aircraft under the Agreement, subject to the terms and conditions of the Agreement, as amended by this Amendment, each effective upon the delivery date as provided in Schedule 2 attached hereto with respect to each Dual-Class Additional Aircraft (each, a “Dual-Class Delivery Date”).

Subject to the terms and conditions of Section 1(B) of the Agreement, prior to each Dual-Class Delivery Date, Operator may designate and transfer one or more of the Dual-Class Additional Aircraft as an aircraft under and subject to the ASA Delta Connection Agreement (each, an “XJet Designated Aircraft”), but consistent with the terms and conditions set forth in this Amendment with respect to the Dual-Class Additional Aircraft including, without limitation, the start-up and transitions costs, term, Aircraft Rent/Ownership Costs and Base Rate Costs with respect thereto. Following such designation of an XJet Designated Aircraft, such aircraft shall be operated by XJet subject to the terms of the ASA Delta Connection Agreement, except as otherwise provided in this Section 5. [***]. Delta acknowledges that the foregoing designation of Dual-Class Additional Aircraft as an XJet Designated Aircraft satisfies the provisions of Article 1(B) of the Agreement and XJet agrees to operate such aircraft as contemplated in this Section 5.

B.

In-Service Dates. Delta shall place each of the CRJ-700 Additional Aircraft and the CRJ-900 Tranche 1 Additional Aircraft into service within the Delta Connection Program in accordance with the in-service dates set forth on Schedule 2 hereto (each, a “Dual-Class Additional Aircraft Phase 1 In-Service Date”). Delta shall place each of the CRJ-900 Tranche 2 Additional Aircraft into service within the Delta Connection Program in accordance with a schedule mutually agreed upon by SkyWest and Delta; provided, in all events, such CRJ-900 Tranche 2 Additional Aircraft shall be placed in-service within the Delta Connection Program on or before [***] (each, a “Dual-Class Additional Aircraft Phase 2 In-Service Date” and together with the Dual-Class Additional Aircraft Phase 1 In-Service Date, each a “Dual-Class Additional Aircraft In-Service Date”).

C.[***]

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D.

Spare Parts. On or before [***] Delta will sell and deliver (or cause to be sold and delivered) to SkyWest and/or XJet, as applicable, and SkyWest and/or XJet, as applicable, shall purchase and take delivery from Delta (or its affiliate) pursuant to one or more separate Bills of Sale to be entered into by and between Delta (or its affiliate), on the one hand, and SkyWest and/or XJet, as applicable, on the other hand, certain of the spare parts identified on Schedule 3 attached hereto that are available at the time of such purchase and sale (the “Spare Parts”) at the prices set forth on Schedule 3, provided that in connection with such sales and purchases Delta shall, in consideration of certain costs incurred by SkyWest and XJet associated with certain pilot training, as part of the provisioning payment due to SkyWest on the first Provisioning Payment Date in [***] as provided in Section 3.E. of the Agreement immediately following execution and delivery of this Amendment, provide SkyWest a credit in the amount equal to the aggregate price paid (or to be paid) by SkyWest and XJet to Comair for such Spare Parts, provided further that in no event shall such credit from Delta to SkyWest exceed [***]. The parties acknowledge and agree that the spare parts listed on Schedule 3 is a current inventory of [***] and that all such spare parts may not be available for purchase by SkyWest at the time the purchase contemplated by this Section 5(D) is consummated.

E.

Dual-Class Additional Aircraft Term. Notwithstanding Section 11(A) of the Agreement to the contrary (or, with respect to XJet Designated Aircraft, Section 11(A) of the ASA Delta Connection Agreement), the term for which each Dual- Class Additional Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective Dual-Class Delivery Date and terminate upon the earlier of [***]. The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not a Dual-Class Additional Aircraft, a SW Tranche A Removal Aircraft, an EV Tranche A Removal Aircraft, the XJet Damaged Aircraft, a Tranche B Removal Aircraft, a Tranche C Removal Aircraft, a Tranche D Removal Aircraft or the SW Damaged Aircraft (all such aircraft, the “Amendment 9 Aircraft”) and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Nine Effective Date. For the avoidance of doubt, the parties acknowledge and agree that with respect to all Aircraft other than the Amendment 9 Aircraft, the term of the Agreement expires [***] of the Effective Date of the Agreement or such earlier date as set forth in an amendment to the Agreement entered into by the parties prior to the Amendment Number Nine Effective Date, unless any such Aircraft is removed earlier than such date in accordance with the terms and conditions of the Agreement.

F.

Aircraft and Engines. Delta shall make available, or cause to be made available, to SkyWest or XJet, as applicable, the Dual-Class Additional Aircraft “as is”, but in an airworthy condition as follows: [***]. Collectively, the CRJ-900 Tranche 2 Additional Aircraft Engines, the CRJ-700 Additional Aircraft Engines, and the

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CRJ-900 Tranche 1 Additional Aircraft Engines shall be referred to herein as the “Dual-Class Additional Aircraft Engines”.

G.

Aircraft and Engine Subleases. Delta or an affiliate of Delta shall lease or sublease to SkyWest or XJet, as applicable, pursuant to an aircraft lease or sublease agreement (as applicable) in form and substance mutually agreeable to the parties (and Delta’s affiliate, if applicable) each of the CRJ-700 Additional Aircraft (each, a “CRJ-700 Additional Aircraft Sublease”) and each of the CRJ- 900 Tranche 1 Additional Aircraft (each, a “CRJ-900 Tranche 1 Additional Aircraft Sublease”). In addition, Delta or an Affiliate of Delta shall lease or sublease to Operator pursuant to an engine lease or sublease agreement (as applicable) in form and substance mutually agreeable to the parties (and Delta’s affiliate, if applicable) (i) certain of the CRJ-700 Additional Aircraft Engines (each a “CRJ-700 Additional Aircraft Engine Lease”) and (ii) certain of the CRJ- 900 Tranche 1 Additional Aircraft Engines (each, a “CRJ-900 Tranche 1 Additional Aircraft Engine Lease”). [***].

H.

CRJ-900 Tranche 2 Additional Aircraft. With respect to the CRJ-900 Tranche 2 Additional Aircraft, Delta shall lease or sublease (or cause an affiliate of Delta to lease or sublease) to SkyWest or XJet, as applicable, pursuant to an aircraft lease or sublease agreement (as applicable) in form and substance mutually agreeable to the parties (and Delta’s affiliate, if applicable) each such aircraft, but otherwise consistent with the provisions of the last sentence in Section 5(G) above (other than the proviso therein).

I.

Initial Base Rate Costs. Effective upon each respective Dual-Class Additional Aircraft In-Service Date, the Base Rate Costs for the Dual-Class Additional Aircraft, regardless whether such Aircraft is placed at SkyWest and operated pursuant to the scope of the Agreement or placed at XJet and operated pursuant to the ASA Delta Connection Agreement, shall be as set forth in Exhibit B attached to this Amendment through and including [***].

J.

Pass through Costs. The parties agree that with respect to all Pass-Through Costs (as such term is defined in the Agreement and the ASA Delta Connection Agreement) associated with the Dual-Class Additional Aircraft, Delta’s obligation to pay Operator such costs shall commence on each respective Dual-Class Delivery Date.

K.

Each of the CRJ-700 Additional Aircraft Engines, CRJ-900 Tranche 1 Additional Aircraft Engines, and CRJ-900 Tranche 2 Additional Aircraft Engines shall (i) not be subject to the terms and conditions set forth in the Exhibit A attached to this Amendment, and (ii) if SkyWest or XJet, as applicable, use such engines for other carriers outside the Delta Connection Program during the Term of the Agreement (or the ASA Delta Connection Agreement, as applicable), then SkyWest or XJet, as applicable, shall pay Delta a mutually agreed upon amount per engine/per cycle that any such engine is operated-for another carrier outside the Delta Connection Program.

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L.

Engine Maintenance Expense. The parties acknowledge and agree that the Dual- Class Additional Aircraft and the Dual-Class Additional Aircraft Engines will have been operated by another Delta Connection operator prior to their delivery to SkyWest or XJet, as the case may be. [***]. Unless otherwise directed by Delta, nothing herein shall limit the obligations of SkyWest or XJet, as applicable, to perform, or have performed, maintenance that is required to keep the Dual-Class Additional Aircraft and each of Dual-Class Additional Aircraft Engines in a serviceable, airworthy condition and otherwise in compliance with any lease or other financing agreement, including, but not limited to, time controlled or life limited items that would expire during each respective Dual-Class Additional Aircraft Term.

M.

Landing Gear; Heavy Airframe Maintenance and APU Overhauls. To take into account the usage of the Dual-Class Additional Aircraft prior to delivery to SkyWest or XJet, as applicable, with respect to the landing gear overhauls (the “Landing Gear Overhauls”), heavy airframe maintenance (the “Heavy Airframe Maintenance”) and overhauls of auxiliary power units (including life limited parts) (“APU Overhauls” and collectively with the Landing Gear Overhauls and Heavy Airframe Maintenance, “Prorated Maintenance Events”) of the Dual-Class Additional Aircraft, the parties agree to prorate expenses associated with such Prorated Maintenance Event considering, without limitation, (i) an agreed upon cost per Prorated Maintenance Event, (ii) an agreed upon date for the next required Prorated Maintenance Event, (iii) an agreed upon interval between Prorated Maintenance Events, and (iv) that the amount compensated by Delta via the Base Rate Costs for each Prorated Maintenance Event for the agreed upon interval equals the cost for each such Prorated Maintenance Event.

The parties further agree that costs associated with each Dual-Class Additional Aircraft, if any, shall be prorated between Delta and SkyWest or XJet, as applicable, for: (i) outstanding airworthiness directives as of each respective Dual-Class Delivery Date where a terminating action is required within one year from the respective Dual-Class Delivery Date, (ii) the performance of any pressure floor beam modification pursuant to certain CRJ-700/CRJ-900 Bombardier service bulletin number [***], (iii) the performance of any forward fuselage above floor beam modifications pursuant to certain CRJ-700/CRJ-900 Bombardier service bulletins numbers [***], and (iv) the performance of Bombardier service bulletins [***] and [***] if the compliance requirement is reduced from 40,000 cycles to a period where the service bulletin must be accomplished during the Dual Class Additional Aircraft Term (as such term is defined in Section 5.E. and, for the avoidance of doubt, taking into account the provisos of the last sentence of Section 5.G.), in each case that Delta determines to have performed, such determination not to be unreasonably delayed. The proration referenced in the preceding sentence shall be based on aircraft cycles with Delta responsible for the aircraft cycles occurring prior to the applicable Dual-Class Delivery Date and SkyWest or XJet, as applicable, responsible for the aircraft cycles occurring after the applicable Dual-Class Delivery Date up to the

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time of the accomplishment of the relevant maintenance task or modification, as the case may be.

N.

Replacement Engines. Delta shall replace any “Lost Engine” (as defined in this Section 5(N)) as prescribed in this Section 5(N). A “Lost Engine” means a CRJ- 700 Additional Aircraft Engine or a CRJ-900 Tranche 1 Additional Aircraft Engine which is leased under a separate, stand alone engine lease agreement and is either (i) the subject of an “event of loss” (under and as such term is defined in the lease for such engine between Delta (or an affiliate of Delta) and SkyWest or XJet, as applicable) and which is fully insured at the time of such loss as required by the lease for such engine between Delta (or an affiliate of Delta) and SkyWest or XJet, as applicable, or (ii) subject to a lease or sublease described in Section 5(G) above which is terminated due to any action or inaction of Delta or any affiliate of Delta, in each case in its capacity as lessor, and which is not attributable to an event of loss of such engine or any action or inaction of SkyWest or XJet, as applicable, in each case, in their capacity as lessee. Delta shall replace any Lost Engine arising from an event of loss within [***] after Delta’s (or its affiliate’s) receipt of the full amount of the required insurance proceeds stipulated in the lease for such Lost Engine, and, for any other Lost Engine, within [***] after termination of the lease/sublease of such engine. Any such replacement engine shall be of the same make and model as the Lost Engine and shall be leased to SkyWest or XJet, as applicable, on terms substantially the same as the Lost Engine was leased to SkyWest or XJet (subject to the extension of the basic term as contemplated in the last sentence of Section 5(G) above); provided, however, such lease shall be subject and subordinate to the terms of any mortgage or head lease to which such engine is subject. Upon the replacement of a CRJ-700 Additional Aircraft Engine or a CRJ-900 Tranche 1 Additional Aircraft Engine as contemplated in this Section 5(N) with a replacement engine, such replacement engine shall be deemed a CRJ-700 Additional Aircraft Engine or a CRJ-900 Tranche 1 Additional Aircraft Engine, as the case may be, hereunder.

O.

Replacement Airframe/Aircraft. If any airframe associated with a Dual-Class Additional Aircraft or if any Dual Class Additional Aircraft is either (i) the subject of an “event of loss” (under and as such term is defined in the lease for such Dual Class Additional Aircraft between Delta (or an affiliate of Delta) and SkyWest or XJet, as applicable) and which is fully insured at the time of such loss as required by the lease for such Dual Class Additional Aircraft between Delta (or an affiliate of Delta) and SkyWest or XJet, as applicable, or (ii) subject to a lease or sublease described in Section 5(G) or 5(H) above which is terminated due to any action or inaction of Delta or any affiliate of Delta, in each case in its capacity as lessor, and which is not attributable to an event of loss of such Dual Class Additional Aircraft or any action or inaction of SkyWest or XJet, as applicable, in each case in its capacity as lessee, then, SkyWest or XJet, as applicable, shall have the right to lease or otherwise acquire a replacement for such Dual Class Additional Aircraft on commercially reasonable terms subject to Delta’s prior written consent (and which terms shall be no less favorable to Delta than the

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terms on which Delta leased or financed the Dual Class Additional Aircraft being replaced) not to be unreasonably withheld (such aircraft/airframe, a “Substitute Aircraft”); provided, that in the case of an event of loss, Delta shall have first received the full amount of the required insurance proceeds stipulated in the lease for such Dual Class Additional Aircraft following an event of loss. Upon SkyWest or XJet’s acquisition of such Substitute Aircraft, such aircraft shall be added as a Dual-Class Additional Aircraft under the Agreement for the remainder of the Dual-Class Additional Aircraft Term of the aircraft/airframe so replaced, and subject to the terms and conditions of the Agreement, as amended by this Amendment, each effective upon the initial in-service date within the Delta Connection Program of such Substitute Aircraft.

P.

Substitute Engine. This Section 5(P) shall only apply with respect to the CRJ-700 Additional Aircraft and the CRJ-900 Tranche 1 Additional Aircraft and only so long as a CRJ-700 Additional Aircraft Engine or a CRJ-900 Tranche 1 Additional Aircraft Engine is leased under a separate, stand alone engine lease agreement. If (x) any airframe associated with such a Dual-Class Additional Aircraft or if any such Dual Class Additional Aircraft is the subject of an “event of loss” under and as defined in the lease for such Dual Class Additional Aircraft between Delta (or an affiliate of Delta) and SkyWest of XJet, as applicable, and (y) at the time of such event of loss, an engine owned or leased (other than, in the case of a lease, a Dual-Class Additional Aircraft Engine) by SkyWest or XJet, as applicable, is installed on such Dual Class Additional Aircraft and such engine is also the subject of a simultaneous event of loss as such term is defined in the applicable financing documents for such engine (and “Unrelated Engine”), then, within [***] after Delta’s (or its affiliate’s) receipt of the full amount of the required insurance proceeds stipulated in the lease for the Dual Class Additional Aircraft on which such Unrelated Engine was installed at the time of the event of loss, Delta shall, at its sole discretion, either (i) pay SkyWest, or XJet, the applicable insurance proceeds related to such Unrelated Engine, or (ii) transfer title to an engine of the same make and model and having a value and utility at least equal to the Unrelated Engine (determined without regard to hours or cycles remaining until the next scheduled overhaul), and which is suitable for installation and use on an airframe associated with a Dual Class Additional Aircraft, to SkyWest or XJet, as applicable, free and clear of all liens and, simultaneously, SkyWest or XJet, as applicable, shall transfer title to the Unrelated Engine which suffered the event of loss to Delta free and clear of all liens.

Q.

This Section 5(Q) shall only apply with respect to the CRJ-700 Additional Aircraft and the CRJ-900 Tranche 1 Additional Aircraft. If any Dual Class Additional Aircraft or Dual Class Additional Aircraft Engine suffers an “event of loss” (under and as such term is defined in the lease of such a Dual Class Additional Aircraft or Dual Class Additional Aircraft Engine, as the case may be, between Delta (or an affiliate of Delta) and SkyWest or XJet, as applicable), then, provided (1) SkyWest or XJet makes all required payments to Delta (or an affiliate of Delta) as lessor under such lease, and (2) Delta shall have first received the full amount of the required insurance proceeds stipulated in the lease

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for such Dual Class Additional Aircraft or Dual Class Additional Aircraft Engine, as applicable, Delta shall transfer (or cause to be transferred) to SkyWest or XJet, as applicable, without recourse or warranty on an “as-is”, “where is” basis (except as to the absence of “Lessor Liens” as defined in the applicable lease) all of Delta’s right, title and interest, if any, in and to such Dual Class Additional Airframe or Dual Class Additional Aircraft Engine with respect to which such event of loss has occurred and furnish to SkyWest or XJet, as applicable, a bill of sale evidencing such transfer.

6.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

D.

The parties hereto, together with Atlantic Southeast Airlines, Inc. are parties to those certain lawsuits styled SkyWest Airlines, Inc. and Atlantic Southeast Airlines, Inc. v. Delta Air Lines, Inc., State Court of Fulton County, Civil Action No. 11EV011971-G and Delta Air Lines, Inc. v. Atlantic Southeast Airlines, Inc. and SkyWest Airlines, Inc., Superior Court of Fulton County, Civil Action No. 2011-CV-196624 (collectively, the “Lawsuits”). Each party to this Amendment enters this Amendment with a full reservation of rights under the Agreement and each of the Lawsuits and nothing set forth in this Amendment shall be construed as an admission of liability in connection with the subject matter of either of the Lawsuits.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Eric Woodward	By:	/s/ Don Bornhorst

Name:	Eric Woodward	Name:	Don Bornhorst

Title:	Chief Accounting Officer	Title:	SVP-DELTA CONNECTION

Date:	Jan 21, 2013	Date:	1/22/13

ExpressJet Airlines, Inc. (for purposes of Sections 3(B)(2), 4 and 5 only)

By:	/s/ Eric Woodward

Name:	Eric Woodward

Title:	Chief Accounting Officer

Date:	Jan 21, 2013

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EXHIBIT A

Engine LLP Reconciliation

[***]

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EXHIBIT B

Recharacterized Base Rate Costs

[***]

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EXHIBIT B-1

Addendum 1— CRJ-900 Replacement Aircraft — Recharacterized Base Rate Costs

[***]

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EXHIBIT B-2

Transfer Aircraft and Subsequent Transfer Aircraft Recharacterized Rates

[***]

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EXHIBIT B-3

[***] Subsequent Transfer Aircraft

[***]

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EXHIBIT C

Table 1

SW Tranche A Removal Aircraft

[***]

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SCHEDULE 1

[***] Delta Leased or Financed Aircraft

These aircraft are listed in numerical order by FAA Registration number, not in removal order

[***]

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SCHEDULE 2

Dual-Class Delivery Dates and Dual-Class Additional Aircraft In-Service Dates

[***]

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SCHEDULE 3

Spare Parts

[***]

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Schedule 4

XJet/SkyWest Joint Use Engines

[***]

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AMENDMENT NUMBER TEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Ten (this “Amendment”), effective as of June 1, 2013 (“Amendment Number Ten Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. “SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Aircraft Paint

A.

Operator represents and warrants that, as of the Amendment Number Ten Effective Date, all Aircraft, with the exception of Aircraft with FAA registration numbers [***] (the “Unpainted Aircraft”), have been painted in the currently approved Delta Connection livery. Operator shall cause each of the Unpainted Aircraft to be painted in the approved Delta Connection livery no later than [***].

B.	[***]

C.	[***]

D.	[***]

3.	Aircraft Deep Cleaning.

A.

Operator shall perform, or cause a third party to perform, an extensive interior clean of each Aircraft in accordance with the standards established by Delta from time to time (each, a “Deep Clean”) at an interval that shall not exceed [***] from the previous Deep Clean (each, a “Deep Clean Interval”). [***]

B.	[***]

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C.	[***]

4.	Aircraft Modifications.

In exchange for certain modifications and enhancements previously performed on the [***] Aircraft, the parties acknowledge and agree that Delta has previously reimbursed Operator as part of the [***] reconciliation pursuant to the fourth paragraph of Section 3(E) of the Agreement [***]. The parties further agree that such reimbursement amounts are complete and final with respect to these modifications and enhancements and Operator shall not be entitled to any further reimbursement or payment from Delta in connection therewith.

5.	Aircraft.

Aircraft operated by Operator pursuant to the Prorate Agreement are not subject to the terms of this Amendment.

6.	Payments relating to Landing Gear, Heavy Airframe Maintenance and APU Overhauls for the Dual-Class Additional Aircraft.

[***]

7.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

D.

The parties hereto, together with Atlantic Southeast Airlines, Inc. are parties to the lawsuit styled SkyWest Airlines, Inc. and Atlantic Southeast Airlines, Inc. v. Delta Air Lines, Inc., State Court of Fulton County, Civil Action No. 11EV011971-G (the “Lawsuit”). Each party to this Amendment enters this

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Amendment with a full reservation of rights under the Agreement and the Lawsuit and nothing set forth in this Amendment shall be construed as an admission of liability in connection with the subject matter of the Lawsuit.

{signatures appear on next page}

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Eric Woodward	By:	/s/ Don Bornhorst

Name:	Eric Woodward	Name:	Don Bornhorst

Title:	Chief Accounting Officer	Title:	SVP-DELTA CONNECTION

Date:	Oct. 17, 2013	Date:	10/16/13

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EXHIBIT A

[***]

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EXHIBIT B

Deep Clean Compliance Standards

[***]

6

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AMENDMENT NUMBER ELEVEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Eleven (this “Amendment”), dated as of August 4, 2014, to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and SkyWest, together with ExpressJet Airlines, Inc. (“XJet”), are parties to those certain lawsuits styled SkyWest Airlines, Inc. and Atlantic Southeast Airlines, Inc. v. Delta Air Lines, Inc., State Court of Fulton County, Civil Action No. 11EV011971-G and Atlantic Southeast Airlines, Inc. and SkyWest Airlines, Inc. v. Delta Air Lines, Inc., Superior Court of Fulton County, Civil Action No. 2008CV145995 (collectively, the “Lawsuits”); and

WHEREAS, Delta, on the one hand, and XJet and SkyWest, on the other hand, have reached a settlement of all claims and disputes that are the subject matter of the Lawsuits (the “Settlement”); and

[***]

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Amendments to the Agreement. Effective as of [***], the Agreement is amended as follows:

A.	The following text is deleted in its entirety from Section 3.A.(ii) of the Agreement:

(11)	Passenger amenities costs and other interrupted trip expenses, including without limitation, denied boarding compensation, food and lodging

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expenses and other transportation costs incurred by Operator due to any action or omission principally caused by Delta or an affiliate of Delta.

B.	The following text is deleted in its entirety from Section 3.B. of the Agreement:

; and

(2)

Passenger amenities costs and other interrupted trip expenses, including without limitation denied boarding compensation, food and lodging expenses and other transportation costs incurred by Operator due to any action or omission principally caused by Operator or an affiliate of Operator

C.	Section 3.C.(6) of the Agreement is deleted in its entirety and replaced with the following:

(6)

Passenger amenities costs and other interrupted trip expenses, including without limitation denied boarding compensation, food and lodging expenses, other transportation costs, flight interruption costs, baggage claim costs, and bag delivery costs of passengers who are ticketed for a Delta Connection Flight, and commercially reasonable fees paid for WorldTracer or other service as required by Delta solely with respect to tracking missing Delta Connection Flight passenger baggage and related claims (“IROP Expenses”), regardless of whether such IROP Expenses are attributable to Operator’s operations, including controllable or uncontrollable delayed or cancelled Delta Connection Flights or down- gauge of Aircraft (for the avoidance of doubt, Delta acknowledges that fees currently being paid by Operator for WorldTracer are commercially reasonable);

D.	Section 5.D is deleted in its entirety and replaced with the following: [***]

E.

Delta shall administer, process, and pay IROP Expenses associated with interrupted operations (“IROP”) activities related to the Delta Connection Flights, including arranging and contracting with third party service providers, billing administration and IROP event management. Delta will use its commercially reasonable efforts to begin administering, processing, and paying IROP Expenses associated with IROP activities as soon as commercially practicable.

F.

As consideration for Delta’s administration and processing of IROP activities related to the Delta Connection Flights, including arranging and contracting with and paying third party service providers, billing administration and IROP event management, SkyWest shall pay Delta a fee in the amount of [***] (the “IROPs Facilitation Fee”). [***]. Then, each month’s actual IROPs Facilitation Fee will be reconciled and settled as part of, and in accordance with, the monthly reconciliation and facilitation procedures set forth in the fourth paragraph of

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Section 3.E. of the Agreement based on the actual number of Revenue Passengers boarded on Delta Connection Flights during such month. For purposes of this Section 2.D., “Revenue Passenger” means each passenger who holds a ticket (electronic or otherwise), flight coupon, voucher or other form of document valid for travel. The term “Revenue Passenger” includes all passengers boarded on a Delta Connection Flight except Delta (including any of its Affiliates), XJet, SkyWest and/or any other airline employees, dependents and other eligible pass riders travelling on a space available or positive space basis in conjunction with any employee-travel benefits program.

G.

SkyWest shall use commercially reasonable efforts to minimize any IROP Expenses it incurs with respect to the Delta Connection Flights. Subject to the forgoing, in the event that SkyWest directly pays on or after [***] any IROP Expenses related to any Delta Connection Flights operated on or after [***] such costs shall be treated as Pass Through Costs under Section 3.A.(ii) of the Agreement.

3.	Miscellaneous.

A.

This Amendment [***] constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Russell A Childs	By:	/s/ Don Bornhorst

Name:	Russell A Childs	Name:	Don Bornhorst

Title:	President-SkyWest Inc.	Title:	SVP-DELTA CONNECTION

Date:	8/4/14	Date:	8/4/14

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AMENDMENT NUMBER TWELVE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Twelve (this “Amendment”), dated effective as of December 4, 2014 (“Amendment Number Twelve Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. “SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	2014 CRJ-200 Transfer Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, the [***] CRJ-200 regional jet aircraft set forth on Exhibit A attached hereto (the “[***] CRJ-200 Transfer Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Provided Delta makes available to Operator the [***] CRJ-200 Transfer Aircraft and the maintenance records in its possession no less than [***] days prior to respective in-service date set forth in Exhibit A (each, an “In- Service Date”), Operator shall make each [***] CRJ-200 Transfer Aircraft available to be placed into service within the Delta Connection Program no later than each such respective In-Service Date. If the maintenance records provided by Delta are insufficient in any material respect to satisfy the applicable Federal Aviation Regulations (“FAR”) to place the applicable [***] CRJ-200 Transfer Aircraft into Operator’s maintenance program in effect as of the Amendment Number Twelve Effective Date, Delta shall [***] use its commercially reasonable efforts to locate and provide such records as are necessary to satisfy such FARs, provided that Operator contemporaneously uses its commercially reasonable efforts to obtain and implement a permissible FARs alternative in the absence of such records. [***]

B.	Each of the [***] CRJ-200 Transfer Aircraft (and corresponding engines) shall be subleased by Delta to Operator pursuant to an aircraft sublease agreement in form and

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substance mutually agreeable to Delta and Operator (each, a “[***] CRJ-200 Transfer Aircraft Sublease”).

C.

Notwithstanding anything in the Agreement to the contrary, the term for which each [***] CRJ-200 Transfer Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective In-Service Date and terminate upon the earlier of [***] (the “[***] CRJ- 200 Transfer Aircraft Term”).

D.(i)The Base Rate Costs to be applied to the [***] CRJ-200 Transfer Aircraft for the entirety of their respective [***] CRJ-200 Transfer Aircraft Terms [***] shall be as set forth in Exhibit B attached hereto. [***].

(ii)With respect to all Direct Costs associated with the [***] CRJ-200 Transfer Aircraft, Delta’s obligation to pay Operator such Direct Costs shall commence on the respective In-Service Date of each [***] CRJ-200 Transfer Aircraft; provided, that Pass-Through costs attributable to insurance (hull and passenger only) and property taxes shall commence as of the acquisition date of each [***] CRJ-200 Transfer Aircraft by Operator.

(iii)Notwithstanding Section 3.D. of the Agreement, in lieu of the Block Hour Payment referenced therein, commencing on the first In-Service Date and ending on [***] Delta shall pay Operator an amount equal to [***] per block hour operated by each [***] CRJ-200 Transfer Aircraft (the “[***] CRJ-200 Transfer Aircraft Block Hour Payment”). For the calendar years thereafter during the [***] CRJ-200 Transfer Aircraft Term, the [***] CRJ-200 Transfer Aircraft Block Hour Payment amounts shall be as follows:

[***]

(iv)In addition to the [***] CRJ-200 Transfer Aircraft Block Hour Payment, Direct Cost payments and all other payment obligations contemplated to be made by Delta under the Agreement, Delta shall pay Operator an amount as follows per [***] CRJ-200 Transfer Aircraft for each month each such [***] CRJ-200 Transfer Aircraft is in service within the Delta Connection program (prorated on a daily basis for partial months):

[***]

E.[***]

F.	With respect to certain maintenance items relating to the [***] CRJ-200 Transfer Aircraft, Delta covenants that the [***] CRJ-200 Transfer Aircraft shall:

(i)	be delivered to Operator with an average of at least [***] remaining until each such [***] CRJ-200 Transfer Aircraft requires a “C-check” on its

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respective airframe;

(ii)	have at the time of delivery all interior refurbishing and modifications completed to Delta’s current standards with respect to Delta Connection CRJ-200 aircraft interiors; and

(iii)

have at the time of delivery an average per [***] CRJ-200 Transfer Aircraft of at least [***] APU hours remaining until next scheduled maintenance event for the applicable auxiliary power unit of the respective [***] CRJ-200 Transfer Aircraft.

[***]

G.	[***]

3.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Don Bornhorst

Name:	Wade Steel	Name:	Don Bornhorst

Title:	EVP-Finance	Title:	SVP – Delta Connection

Date:	12/4/14	Date:	12/4/14

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EXHIBIT A

[***] CRJ-200 Transfer Aircraft

[***]

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EXHIBIT B

[***] CRJ-200 Transfer Aircraft Base Rate Costs

[***]

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AMENDMENT NUMBER THIRTEEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Thirteen (this “Amendment”), dated effective as of August 25, 2015 (“Amendment Number Thirteen Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] CRJ-900 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, the [***] CRJ-900 regional jet aircraft set forth on Exhibit A attached hereto (the “[***] CRJ-900 Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Operator shall make each [***] CRJ-900 Aircraft available to be placed into service within the Delta Connection Program on each such respective Scheduled In-Service Date set forth in Exhibit A attached hereto (or, such earlier date as the parties shall mutually agree).

B.

Notwithstanding anything in the Agreement to the contrary, each such [***] CRJ-900 Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, for a period commencing on the actual in-service date of such [***] CRJ-900 Aircraft and, unless the Agreement is earlier terminated as provided therein, continuing until the respective [***] of the Scheduled In-Service Date set forth in Exhibit A attached hereto of such [***] CRJ-900 Aircraft (the “[***] CRJ-900 Aircraft Term”). Delta shall have no obligation to pay Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with each [***] CRJ-900 Aircraft prior to the actual in-service date of such [***] CRJ-900 Aircraft. [***].

C.(i)The Base Rate Costs to be applied to the [***] CRJ-900 Aircraft for the entirety of their respective [***] CRJ-900 Aircraft Terms, which shall not be subject to any adjustment or reset, shall be as set forth in Exhibit B attached hereto. [***].

(ii)Delta shall have no obligation to pay SkyWest the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the [***] CRJ-900 Aircraft. Delta and Operator hereby agree that for purposes of the determining the Base Rate Costs payable with respect to the [***] CRJ-900 Aircraft, the total block hours, flight hours, and departures flown by Operator utilizing the CRJ-900 Aircraft under the Agreement shall be allocated among all CRJ-900 Aircraft covered under the Agreement, including the [***] CRJ-900 Aircraft, on a pro rata aircraft basis.

[***]

D.(i)[***]

(ii)By no later than each respective Scheduled In-Service Date set forth on Exhibit A attached hereto, Operator shall configure each [***] CRJ900 Aircraft with a dual-class configuration consisting of [***] first class seats, [***] Comfort+ seats, and [***] economy class seats. [***].

(iii)Delta acknowledges that the Delta Connection interior standards including, without limitation, interior configuration, WiFi, cabin carpets, seat belts, seat covers, curtains, class dividers, seat track covers, bin strips (if applicable) and laminates in effect as of [***] (the “Existing Standards”) may be modified by Delta prior to, or after, the respective Scheduled In-Service Dates (such modified standards, the “Revised Standards”). Operator shall place each [***] CRJ900 Aircraft into compliance with the Existing Standards by the Scheduled In-Service Date for such [***] CRJ-900 Aircraft.

Operator agrees to place each [***] CRJ900 Aircraft into compliance with the Revised Standards by a date determined by Delta in its sole discretion, but subject to Delta scheduling maintenance downtime for the applicable [***] CRJ900 Aircraft sufficient to complete such Revised Standards. Delta shall consider Operator’s reasonable operational requirements before determining such date.

(iv)[***]

(v)[***]

(vi)If Delta has engineering specifications (commonly referred to as the “STC”) with respect to the implementation of the Existing Standards or Revised Standards for aircraft similar to the [***] CRJ900 Aircraft, Delta shall use commercially reasonable efforts to include the [***] CRJ900 Aircraft on the approved STC.

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E.	[***]

3.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Cyril Turner

Name:	Wade Steel	Name:	Cyril Turner

Title:	CCO	Title:	SVP Delta Connection

Date:	8/25/15	Date:	08/26/2015

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EXHIBIT A

[***] CRJ-90[***] Aircraft

[***]

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EXHIBIT B

[***] CRJ-900 Aircraft Base Rate Costs

[***]

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AMENDMENT NUMBER FOURTEEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Fourteen (this “Amendment”), dated effective as of December 23, 2015 (“Amendment Number Fourteen Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and ExpressJet Airlines, Inc. (formerly known as Atlantic Southeast Airlines, Inc.) (“ExpressJet”) are parties to that certain Second Amended and Restated Delta Connection Agreement, as amended from time to time, dated as of September 8, 2005 (“ExpressJet Agreement”);

WHEREAS, concurrently with the execution and delivery of this Amendment, ExpressJet and Delta are entering into that certain Amendment Number Thirteen (the “EV Amendment Number Thirteen”) with respect to the ExpressJet Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Removal of [***] CRJ-700 Aircraft.

A.

Notwithstanding Section 2.C of Amendment Number Five to the Agreement dated as of March 4, 2011, the [***] CRJ-700 Additional Aircraft set forth under the heading “Removed [***] CRJ-700 Additional Aircraft” in Section 1 of Exhibit A attached hereto (the “Removed [***] CRJ-700 Additional Aircraft”), together with the corresponding engines set forth on Exhibit B attached hereto shall be removed from the scope of the Agreement during the period commencing on the applicable SW New Base Rate Date set forth in Section 1 of Exhibit A and ending on or before [***] (such date of removal, the “SW Swap Date”); provided, however, no Removed [***] CRJ-700 Additional Aircraft (and the related corresponding engines set forth on Exhibit B attached hereto) shall be removed from the scope of the Agreement until a SW [***] CRJ-700 Aircraft (as defined below) or an Assigned [***] CRJ-700 Aircraft (as defined below) is available to immediately replace the Removed [***]

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CRJ-700 Additional Aircraft. The actual SW Swap Date will be agreed among the parties, each acting reasonably.

B.	[***]

3.	Extension of [***] CRJ-700 Aircraft

Delta and Operator acknowledge and agree that on or about [***] Delta provided written notice to Operator of Delta’s election to remove from the Agreement the [***] Aircraft with registration numbers [***] effective as of [***] and that on or about [***] Delta provided written notice to Operator of its election to remove from the Agreement the [***] Aircraft with registration numbers [***]. Delta and Operator hereby agree that each such removal notice shall hereby be null and void and of no further force and effect, and the [***] Aircraft with registration numbers [***] shall each remain as Aircraft under the Agreement.

4.	Addition of [***] CRJ-700 Aircraft.

A.

Unless assigned to ExpressJet in accordance with Section 4.I below, pursuant to Section 1.A.(iii) of the Agreement, the [***] CRJ-700 regional jet aircraft set forth under the heading “[***] CRJ-700 Aircraft” in Section 1 and Section 2 of Exhibit A attached hereto (the “[***] CRJ-700 Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Each [***] CRJ-700 Aircraft assigned to ExpressJet as provided in Section 4.I below is hereinafter referred to as an “Assigned [***] CRJ-700 Aircraft,” and each [***] CRJ-700 Aircraft not assigned to ExpressJet is hereinafter referred to as a “SW [***] CRJ-700 Aircraft.”

Operator shall make each SW [***] CRJ-700 Aircraft available to be placed into service within the Delta Connection Program during the period commencing on [***] and ending on and including [***], with each such SW [***] CRJ-700 Aircraft being swapped in replacement of either (i) a Removed [***] CRJ-700 Additional Aircraft or (ii) a Removed [***] CRJ-700 Additional Aircraft (as such term is defined in EV Amendment Number Thirteen and set forth in Section 2 of Exhibit A hereto), as applicable, on the SW Swap Date for such Removed [***] CRJ-700 Aircraft as contemplated in Section 2.A above or the EV Swap Date (as such term is defined in EV Amendment Number Thirteen) for such Removed [***] CRJ-700 Additional Aircraft as contemplated in EV Amendment Number Thirteen, as applicable.

B.

Notwithstanding anything in the Agreement to the contrary, each SW [***] CRJ-700 Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, for a period commencing on the actual in-service date of such SW [***] CRJ-700 Aircraft and, unless the Agreement is earlier terminated as provided therein, continuing until [***] (the “[***] CRJ-700 Aircraft Terms”). Delta shall have no obligation to pay Operator any Direct Costs, Pass-Through Costs, or

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any other costs, associated with each SW [***] CRJ-700 Aircraft prior to the actual in-service date of such SW [***] CRJ-700 Aircraft. [***]

C.(i)The Base Rate Costs to be applied to the SW [***] CRJ-700 Aircraft for the entirety of their respective [***] CRJ-700 Aircraft Terms [***] shall be as set forth in Exhibit C attached hereto. Such Base Rate Costs shall apply to each of the Removed [***] CRJ-700 Additional Aircraft as of the respective SW New Base Rate Date set forth on Exhibit A until each such Aircraft is removed from the scope of the Agreement as contemplated by this Amendment. [***]

(ii)Delta shall have no obligation to pay SkyWest the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the SW [***] CRJ-700 Aircraft or, with respect to the Removed [***] CRJ-700 Additional Aircraft, as of their respective SW New Base Rate Dates set forth on Exhibit A. Delta and Operator hereby agree that for purposes of determining the Base Rate Costs payable with respect to the SW [***] CRJ-700 Aircraft (and the Removed [***] CRJ-700 Additional Aircraft as of their respective SW New Base Rate Dates set forth on Exhibit A), the total block hours, flight hours, and departures flown by Operator utilizing the CRJ-700 Aircraft under the Agreement shall be allocated among all CRJ- 700 Aircraft covered under the Agreement, including the SW [***] CRJ-700 Aircraft (and the Removed [***] CRJ-700 Additional Aircraft as of their respective SW New Base Rate Dates set forth on Exhibit A), on a pro rata aircraft basis.

In addition, commencing on the first full month following the applicable SW New Base Rate Date or the EV New Base Rate Date, as applicable, set forth in Exhibit A, [***] Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties in accordance with, and subject to, the terms and conditions set forth in Exhibit D attached hereto. Operator and Delta each acknowledge and agree that (y) the performance levels provided for in Exhibit D shall be applicable only for the purposes of determining the corresponding incentive payments and/or penalties provided for in Exhibit D and may not be used for purposes of Section 11(E)(1)(v) of the Agreement and (z) Operator’s unadjusted completion rate of the Delta Connection Flights scheduled to be operated by Operator with the SW [***] CRJ-700 Aircraft will be included in Operator’s completion rate under the Agreement for purposes of Section 11(E)(1)(v) of the Agreement.

(iii)Notwithstanding Section 3.A.(ii) of the Agreement, Delta and Operator acknowledge and agree that (a) Engine Maintenance Expense with respect to the “New ESN #1 and #2” engines set forth in Section 1 and Section 2 of Exhibit A attached hereto (each, a “[***] CRJ-700 Engine”) and (b) Aircraft Rent/Ownership Costs with respect to each of the SW [***] CRJ-700 Aircraft (and the Removed [***] CRJ-700 Additional Aircraft as of their respective SW New Base Rate Dates set forth on Exhibit A) are each included in the Base Rate Costs to be applied to the SW [***] CRJ-700 Aircraft (and the Removed [***] CRJ-700 Additional Aircraft as of their respective SW New Base Rate Dates set forth on Exhibit A), and neither shall be a Pass Through Cost with respect to the SW [***] CRJ-700 Aircraft (and the Removed

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[***] CRJ-700 Additional Aircraft as of their respective SW New Base Rate Dates set forth on Exhibit A).

(iv)[***]

(v)As to the E175 Aircraft (as defined in Amendment Number 15 to the Agreement) and SW [***] CRJ-700 Aircraft (and the Removed [***] CRJ-700 Additional Aircraft as of their respective SW New Base Rate Dates set forth on Exhibit A) only, the first sentence in the fifth paragraph of Section 3.E of the Agreement shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the E175 Aircraft or any of the SW [***] CRJ-700 Aircraft (and the Removed [***] CRJ-700 Additional Aircraft as of their respective SW New Base Rate Dates set forth in Section 1 of Exhibit A), or any of the Delta Connection Flights scheduled to be operated by any of the E175 Aircraft or the SW [***] CRJ-700 Aircraft (and the Removed [***] CRJ-700 Additional Aircraft as of their respective SW New Base Rate Dates set forth in Section 1 of Exhibit A), due to a strike, labor dispute or work stoppage; provided, in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs or any other amounts in connection with such non-operated Aircraft and Delta Connection Flights.”

(vi)As to the SW [***] CRJ-700 Aircraft (and the Removed [***] CRJ-700 Additional Aircraft as of their respective SW New Base Rate Dates set forth in Section 1 of Exhibit A), with respect to Delta Connection Flights operated by such aircraft [***].

(vii)[***]

D.(i)Following receipt of the STC referenced in Section 4.D(iv) below, Operator shall promptly thereafter at the times approved by Delta, such approval not to be unreasonably withheld or delayed, (A) configure each SW [***] CRJ-700 Aircraft with a dual-class interior configuration consisting of [***] first class seats, [***] Comfort+ seats, and [***] economy class seats, and (B) cause each SW [***] CRJ-700 Aircraft to be in full compliance with the Delta Connection interior standards, including, without limitation, WiFi, cabin carpets, seat belts, seat covers, curtains, class dividers, seat track covers, bin strips (if applicable) and laminates (collectively, the “Interior Standards”). Subject to Section 4.D.(ii) below, Delta shall [***] with respect to such interior configuration and Interior Standard requirements set forth above [***]. Operator shall provide Delta with a written statement of the actual costs, together with accompanying support showing reasonable details of such costs. [***]

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Until the implementation of the interior configurations and Interior Standards requirements described above, if applicable, Delta acknowledges and agrees that the SW [***] CRJ-700 Aircraft will be in the current [***] seating configuration, or, at Operator’s election, the Delta seating configuration for CRJ-700 Aircraft as in effect prior to the seating density modifications for such Aircraft. Except as set forth in this Section 4.D.(i), at all times following the SW Swap Date or the EV Swap Date, as applicable, for each [***] CRJ-700 Aircraft operated pursuant to the terms of this Agreement, such SW [***] CRJ-700 Aircraft shall be configured in Delta Connection exterior and interior standards then in effect, including, without limitation, exterior livery, WiFi, cabin carpets, seat belts, generic seat covers in the Delta blue color, curtains, class dividers, seat track covers, forward bulkhead and replacement of all navy blue laminates (except for the navy blue laminate on the 9G bulkhead), and bin strips (if applicable) [***].

(ii)Operator shall promptly return to Delta all WiFi hardware removed from the Removed [***] CRJ-700 Additional Aircraft being removed from the Agreement pursuant to Section 2 of this Amendment in “as is where is” condition; provided, Operator will be responsible for any damage attributable to Operator’s gross negligence or willful misconduct. [***]

(iii)[***]

(iv)Delta acknowledges that Operator will need to obtain engineering specifications (commonly referred to as the “STC”) with respect to the interior standards contemplated in this Section 4.D. Operator shall use commercially reasonable efforts to obtain such STC by no later than [***]. Delta shall use commercially reasonable efforts to assist Contractor in obtaining the necessary STC.

E.	[***]

F.

Operator shall select the vendor(s) to perform and complete all maintenance work associated with the SW [***] CRJ-700 Aircraft (and the Removed [***] CRJ-700 Additional Aircraft with respect to any maintenance work performed after their respective SW New Base Rates Dates set forth in Exhibit A)(including, in each case, all engines and parts) in Operator’s sole and absolute discretion; provided, however, if Delta requests Operator to change a vendor performing engine maintenance work with respect to any [***] CRJ-700 Engine operated by Operator with respect to a SW [***] CRJ-700 Aircraft (“SW [***] CRJ700 Engines”) and if [***] then, Operator will cooperate with Delta with respect to such requested change in vendor for the SW [***] CRJ700 Engines maintenance.

G.	Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the SW [***] CRJ-700 Aircraft.

H.	Removal of SW [***] CRJ-700 Aircraft.

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(i)

In connection with the preparation and delivery of a final monthly schedule that includes one or more SW [***] CRJ-700 Aircraft (each such monthly schedule, the “Final Monthly Schedule”), if after delivery of such schedule by Delta to Operator, Operator informs Delta in writing that Operator cannot fully operate the Final Monthly Schedule for such month for any reason that is substantially within the control of Operator (including, without limitation, crew availability) and Operator requests the removal or cancellation of scheduled flights (such requested removals and cancellations, “Operator Controlled Cancellations”) or if Delta, after consultation with Operator, in good faith believes Operator cannot fully operate the Final Monthly Schedule for such month and Delta removes or cancels scheduled flights as result thereof (such removals and cancellations, “Delta Cancellations”), then, Delta shall have the right to remove from the terms of the Agreement (as modified by this Amendment) for the applicable month(s) at issue (or, at Delta’s sole election, on a permanent basis), [***] (any such SW [***] CRJ-700 Aircraft so removed, a “SW Removed [***] CRJ-700 Aircraft”). Delta shall provide written notice of such removal (temporary or permanent) within [***] after receipt of the written notice of Operator Controlled Cancellations with respect to Operator Controlled Cancellations or, with respect to Delta Cancellations, within [***] after delivery of the Final Monthly Schedule, whichever is applicable. With respect to any SW Removed [***] CRJ-700 Aircraft, Delta will [***]. In determining the number of SW [***] CRJ-700 Aircraft that may be removed, fractions will be rounded up or down to the nearest whole number, with a number [***] being rounded down to the nearest whole number. For the avoidance of doubt, (i) with respect to Operator Controlled Cancellations and Delta Cancellations associated with any SW [***] CRJ-700 Aircraft that is not removed, temporarily or permanently, from the terms of the Agreement pursuant to this Section 4.H., all such cancellations shall be considered non-completed flights for purposes of the calculation of any incentives and penalties as provided in Exhibit D to this Amendment.

(ii)

In preparing the Final Monthly Schedule, such schedule shall take into account scheduled maintenance for the SW [***] CRJ-700 Aircraft and, if applicable, the repair time for damaged SW [***] CRJ-700 Aircraft and accordingly, such aircraft shall not be available for scheduling during the maintenance or repair period, as applicable. For avoidance of doubt, the terms of this Section 4.H. shall not permit the removal (temporary or permanent) of any SW [***] CRJ-700 Aircraft from the terms of the Agreement as a result of scheduled maintenance and repair time; provided, however, notwithstanding the foregoing, if Operator is unable to operate any of the SW [***] CRJ-700 Aircraft, or any of the Delta Connection Flights due to such SW [***] CRJ-700 Aircraft being damaged and such damage was due to an event that was substantially within the control of, or caused by, some action or inaction of Operator or an affiliate of Operator, Delta shall not be obligated to pay Operator any Direct Costs, or any other amounts, in connection with such

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non-operated SW [***] CRJ-700 Aircraft and Delta Connection Flights during the period that Operator is unable to operate such damaged SW [***] CRJ-700 Aircraft or the Delta Connection Flights associated therewith.

(iii)

If [***] SW [***] CRJ-700 Aircraft are removed on a temporary basis from the Agreement for [***] over any [***] rolling period, then either Delta or Operator shall, upon [***] prior written notice to the other party, have the right to remove on a permanent basis from the terms of the Agreement the number of SW [***] CRJ-700 Aircraft that have been so removed for such [***] period.

(iv)	[***]

(v)

With respect to any SW [***] CRJ-700 Aircraft that are temporarily removed from the Agreement pursuant to Section 4.H(i) above, Operator shall not (i) operate or use any such SW [***] CRJ-700 Aircraft for itself or on behalf of any third party or (ii) lease, sublease, transfer, sell, assign or otherwise convey any interest into any such SW [***] CRJ-700 Aircraft to any third party.

(vi)

For purposes of applying the provisions of this Section 4.H, the Final Monthly Schedule shall exclude the “E175 Aircraft” and the “Final Monthly E175 Schedule” (in each case, as such terms are defined in that certain Amendment Number Fifteen dated effective as of October 19, 2015 (“Amendment Number Fifteen”)).

I.

Upon no less than [***] prior written notice from Operator to Delta, Operator may assign to ExpressJet, and ExpressJet will assume from Operator, all of Operator’s rights and obligations (but not less than all) to operate up to [***] of the [***] CRJ- 700 Aircraft pursuant to the terms of the ExpressJet Agreement as modified by the terms of this Amendment, provided, that ExpressJet is an affiliate of Operator at the time of such assignment. Upon any such assignment, the [***] CRJ-700 Aircraft will cease to be Aircraft hereunder and will be considered “Aircraft” and “Assigned [***] CRJ-700 Aircraft” under the ExpressJet Agreement (as such terms are defined in the EV Amendment Number Thirteen). In the event of any conflict between the terms and conditions of this Amendment and the ExpressJet Agreement, the terms and conditions of this Amendment shall prevail.

5.	[***]

6.	Miscellaneous.

A.

This Amendment, together with EV Amendment Number Thirteen, constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

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B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Erik Snell

Name:	Wade Steel	Name:	Erik Snell

Title:	CCO	Title:	VP – Delta Connection

Date:	12/23/15	Date:	12/23/15

As to Section 4.I and Section 5 only:

ExpressJet Airlines, Inc.

By:	/s/ Wade Steel

Name:	Wade Steel

Title:	CCO

Date:	12/23/15

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EXHIBIT A

[***]

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EXHIBIT B

Engine Reconciliation Payments

[***]

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EXHIBIT C

[***] CRJ-700 Aircraft Base Rate Costs

[***]

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EXHIBIT D

Performance Incentives and Penalties

[***]

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AMENDMENT NUMBER FIFTEEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Fifteen (this “Amendment”), dated effective as of October 19, 2015 (“Amendment Number Fifteen Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the Parties desire to amend certain provisions of the Agreement to reflect the agreement as related to certain aircraft manufactured by Embraer, S.A. (“Embraer”); and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] Embraer E-175 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, the [***] Embraer E-175 regional jet aircraft set forth in Exhibit A attached hereto (the “E175 Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Except as provided in Section 3 of this Amendment, Operator shall make each E175 Aircraft available to be placed into service within the Delta Connection Program no later than each respective Scheduled In-Service Date as set forth in Exhibit A attached hereto.

B.

Notwithstanding anything in the Agreement to the contrary, the term for which each E175 Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective actual in-service date of operating Delta Connection Flights (the “Actual In-Service Date”) and terminate upon the earlier of [***] (each such period, and any extension or renewal terms, an “E175 Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not an E175 Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Fifteen Effective Date. Except as set forth in Section 2.C. below, Delta shall have no obligation to pay or reimburse Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with each E175 Aircraft prior to the Actual In-Service Date of such E175 Aircraft.

Notwithstanding the provisions of Article 11.A of the Agreement, Delta’s extension rights with respect to the term of each E175 Aircraft shall be limited to up to [***] terms subject to the terms and conditions set forth in this Clause 2.B. Any such extension will require (i) [***] prior written notice from Delta to Operator prior to the expiration of the initial term or the subsequent extension term, as the case may be, of the applicable E175 Aircraft and (ii) the execution and delivery of a mutually agreed upon extension agreement as to the applicable

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E175 Aircraft at least [***] prior to the expiration of such initial term or the subsequent extension term, as the case may be, including as to the Direct Costs to be applied during the applicable extension term, each party to negotiate in good faith with respect to such extension agreement.

C.	(i) [***]

(ii) E175 Aircraft Configuration. Except as set forth in this Section 2.C.(ii), Operator shall cause Embraer to deliver each of the E175 Aircraft in the configuration specified by Delta to Operator as of the Amendment Number Fifteen Effective Date. Delta and Operator acknowledge and agree that Delta may elect to add WiFi, on-board ovens, and/or polycarbonate class dividers (each, an “Add-On Item”) to the E175 Aircraft, and if Delta makes any such election Operator shall procure each such Add-On Item from a third party vendor selected by Delta in its sole discretion [***]. Unless Delta notifies Operator that Delta has selected a third party vendor to install any of the Add-On Items on the E175 Aircraft, Operator shall install (or, as to the WiFi only, cause a third party vendor to install) the Add-On Items on the E175 Aircraft prior to each such aircraft’s respective Actual In- Service Date [***]. As to the WiFi, installation requires [***]. Accordingly, the references to [***] in Exhibit A hereto shall be increased to [***] if Delta elects to add the WiFi to the E175 Aircraft. Any delay caused by Delta or any such third party vendor selected by Delta with respect to the procurement or installation of any Add-On Item shall (i) be deemed due to an event that was substantially within the control of, or caused by, some action or inaction of Delta for purposes of Section 2.C.(i), and (ii) be deemed principally attributable to an action of Delta for purposes of Section 3.B of this Amendment.

D.	(i) The Base Rate Costs to be applied to the E175 Aircraft for the entirety of their respective [***] initial terms [***] shall be as set forth in Exhibit B attached hereto. [***].

(ii) Delta shall have no obligation to pay SkyWest the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the E175 Aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for other Aircraft (that are not the E175 Aircraft) under the Agreement are already included as part of the Base Rate Costs for the E175 Aircraft set forth in Exhibit B attached hereto. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties in accordance with, and subject to, the terms and conditions set forth in Exhibit E attached hereto. Operator and Delta each acknowledge and agree that (y) the performance levels provided for in Exhibit E shall be applicable only for the purposes of determining the corresponding incentive payments and/or penalties provided for in Exhibit E and may not be used for purposes of Section 11(E)(1)(v) of the Agreement and (z) Operator’s unadjusted completion rate of the Delta Connection Flights scheduled to be operated by Operator with the E175 Aircraft will be included in Operator’s completion rate under the Agreement for purposes of Section 11(E)(1)(v) of the Agreement.

(iii) With respect to each E175 Aircraft engine serial number (ESN) set forth on Exhibit A attached hereto (the “Delivery Date E175 Engines”) and the [***] engines identified in Exhibit F attached hereto (the “Spare E175 Engines”, and collectively with the Delivery Date E175 Engines, the “E175 Engines”), “Engine Maintenance Expense” as defined in Section 3.A.(ii)(1) of the Agreement for the E175 Engines shall be as provided in Exhibit C attached hereto; provided, in all events, such costs shall not be treated as a Pass Through Cost but shall be deemed a Base Rate Cost for purposes of the Agreement. [***] The E175 Engines shall be used only for the operation of any E175 Aircraft in connection with the Delta Connection

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Program. Operator shall at all times during the respective E175 Aircraft Term maintain a sufficient number of Spare E175 Engines to operate, as contemplated by this Amendment, all of the E175 Aircraft under the scope of the Agreement at such time. In the event Operator needs additional spare engines in order to maintain a sufficient number of spare engines for the E175 Aircraft, upon written notice to Delta, Operator may include additional spare engines as Spare E175 Engines under the terms of the Agreement and Exhibit F shall be revised accordingly.

Subject to Delta’s prior written consent, such consent not to be unreasonably withheld or delayed, Operator may remove and, if necessary, replace an E175 Engine as a result of damage or destruction of such engine. In such event Exhibit A or Exhibit F hereto shall be amended to reflect such removal and replacement, if applicable.

(iv) Notwithstanding the definition of Aircraft Rent/Ownership Costs as set forth in Section 3.A.(ii)(2) of the Agreement, with respect to each E175 Aircraft, Aircraft Rent/Ownership Costs shall be as set forth in Exhibit D attached hereto. Operator’s actual Aircraft Rent/Ownership Cost with respect to each E175 Aircraft will be [***].

(v) [***]

(vi) As to the E175 Aircraft only, the first sentence in the fifth paragraph of Section 3.E shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the E175 Aircraft, or any of the Delta Connection Flights scheduled to be operated by any of the E175 Aircraft, due to a strike, labor dispute or work stoppage; provided, in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs or any other amounts in connection with such non-operated E175 Aircraft and Delta Connection Flights.”

(vii) [***]

(viii) [***]

(ix) Notwithstanding the provisions of Article 1.D. of the Agreement, the Delta Connection Flights to be operated by the E175 Aircraft shall be primarily supported by crew and maintenance bases of Operator located at airports in the [***]. As of the Amendment Number Fifteen Effective Date, such crew and maintenance bases are as follows: crew bases [***], line maintenance bases [***] and overnight maintenance bases [***]. If to a material degree, the E175 Aircraft are scheduled such that the crew and maintenance bases with respect to the E175 Aircraft are not located in such airports, such act or omission shall not be a breach of the Agreement; provided, however, in any such event Delta and Operator will negotiate in good faith to agree on an appropriate economic adjustment (up or down) to the Direct Costs solely to account for the actual bases and/or maintenance bases used to support the Delta Connection Flights to be operated by the E175 Aircraft.

If the number of Aircraft (excluding any E175 Aircraft) operated by Operator pursuant to the terms of the Agreement as of [***], is substantially the same or greater than the number of Aircraft (excluding any E175 Aircraft) operated by Operator pursuant to the terms of the Agreement as of the Amendment Number Fifteen Effective Date (excluding the E175

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Aircraft) and if Delta informs Operator that such number of Aircraft (excluding the E175 Aircraft) will not materially decrease for a period of [***], then, upon written notice from Delta to Operator provided on or before [***], Operator shall install and maintain an additional overnight maintenance base at an airport selected by Operator and approved in advance by Delta (such approval not to be unreasonably withheld or delayed) that is capable of performing typical overnight maintenance functions on a sufficient number of E175 Aircraft to adequately support the entire E175 Aircraft fleet. Such overnight maintenance base shall be completed [***] on or before [***]. Notwithstanding the foregoing, if Delta in good faith believes Operator can adequately support the entire E175 Aircraft fleet with Operator’s then-existing maintenance bases located in the [***] and Delta notifies Operator of such belief by no later than [***] then Operator shall have no obligation to complete the additional overnight maintenance base contemplated in the first sentence of this paragraph.

E.

Notwithstanding the provisions of Article 1.D., if (i) Delta submits a proposed monthly schedule of Delta Connection Flights to be operated by the E175 Aircraft during such month (each, a “Proposed Monthly E175 Schedule”) which provides for average daily scheduled utilization measured on a calendar month basis in the aggregate for the E175 Aircraft fleet (taking into account scheduled maintenance) available to schedule (“Average E175 Utilization”) greater than an average of [***] per E175 Aircraft [***] during the applicable month of determination (the “Maximum E175 Utilization Level”) and (ii) Operator, after conducting a good faith review and analysis of such Proposed Monthly E175 Schedule and its crew availability for such month, determines, in good faith, that it is unable to operate the Proposed Monthly E175 Schedule as provided by Delta, then, within [***] following receipt of such Proposed Monthly E175 Schedule, Operator shall have the option, upon delivering to Delta written notice, to request a reduction in such scheduled block hours in order to reduce the Average E175 Utilization to the applicable Maximum Utilization Level or a greater utilization level as specified by Operator (an “E175 Schedule Reduction Request”). If Operator does not respond within such [***] period, any such non-response shall be deemed a waiver by Operator of its right to request any schedule reduction with respect to such month’s Proposed Monthly E175 Schedule. Upon receipt of an E175 Schedule Reduction Request, Delta shall amend the Proposed Monthly E175 Schedule initially delivered by Delta to Operator to reduce the Average Utilization reflected in such Proposed Schedule to a level no greater than the Maximum Utilization Level or greater level as specified by Operator and such reduction shall thereafter be reflected in the applicable final monthly schedule for the E175 Aircraft (a “Schedule Reduction”). Flights cancelled due to any such Schedule Reduction shall not be taken into account for any purposes under this Agreement, including, as pertaining to performance goals or other penalties provided for Exhibit E attached hereto.

F.	[***]. Operator shall provide Delta with a written statement of the actual foregoing costs for each E175 Aircraft, together with accompanying support showing reasonable details of such costs. [***].

G.

Operator shall select the vendor(s) to perform and complete all maintenance work associated with the E175 Aircraft (including all engines and parts) in Operator’s sole and absolute discretion; provided, however, if Delta requests Operator to change a vendor performing engine maintenance work with respect to the E175 Engines and if [***] then, Operator will cooperate with Delta with respect to such requested change in vendor for the E175 Engine maintenance.

H.	Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the E175 Aircraft.

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[***]

3.	Delay

A.	For purposes of this Section 3, the following terms shall have the respective meaning set forth herein:

“Delivery Date” means, as to each E175 Aircraft, the date such aircraft is delivered to Operator by Embraer.

“EMB Excusable Delay” means a delay in the delivery of an E175 Aircraft attributable to (i) a force majeure event affecting Embraer (including, but not limited to, acts of God, war or state of war, civil war, insurrection, fire, terrorist incident, accident, explosion, flood, act of government, requisition or strike) or (ii) an inability despite commercially reasonable efforts by Embraer for Embraer to procure or export any materials, equipment, accessories, parts or means of transport necessary for the production of the applicable E175 Aircraft.

“EMB Non-Excusable Delay” [***]

“Excusable Delay Penalty Period” [***]

“Non-Excusable Delay Penalty Period” [***]

“Operator Caused Delay” [***]

“Operator Caused Delay Penalty Period” [***]

“Scheduled Delivery Date” means, as to each E175 Aircraft, the last day of the Scheduled Delivery Month of such aircraft as set forth on Exhibit A hereto.

“Service Delay Penalty Period” [***]

B.

Delays in Actual In-Service Date. Operator hereby agrees to use commercially reasonable best efforts to cause each of the E175 Aircraftto be available to be placed into service within the Delta Connection Program no later than the respective Scheduled In-Service Date (as set forth in Exhibit A hereto). If following the Delivery Date of the respective E175 Aircraft, such aircraft is not placed in service within the Delta Connection Program by such E175 Aircraft’s Scheduled In-Service Date (such E175 Aircraft, a “Delayed In-Service Aircraft”), then, during each day of the Service Delay Penalty Period, Operator shall pay Delta an amount of [***] during the Service Delay Penalty Period; provided, (i) Operator is obligated at such time to pay the full Aircraft Rent/Ownership Costs (disregarding differences in timing as to any such payments under the respective financing documents) with respect to the Delayed In-Service Aircraft, and if not, the amount shall be increased from [***] to[***] and (ii) Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta. Delta agrees to promptly place into service within the Delta Connection Program in accordance with Delta’s regular scheduling procedures such Delayed In-Service Aircraft following receipt of written certification from Operator that the aircraft is readily available and fit for service within the Delta Connection Program as contemplated by this Amendment. In addition to the foregoing, if the Delayed In- Service Aircraft is not available for service within the Delta Connection Program as

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contemplated by this Amendment on or before the [***] following its Scheduled Delivery Date, then, after such [***] and continuing until Delta receives written certification described above from Operator that the aircraft is readily available to be placed into service within the Delta Connection Program as contemplated by this Amendment, Delta shall have the right, but not the obligation, to remove such Delayed In-Service Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in such Delayed In-Service Aircraft being available for scheduled service, the foregoing represents Delta’s sole and exclusive remedies attributable to such matters.

C.

Delay in Delivery Caused by an EMB Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175 Aircraft by no later than such E175 Aircraft’s Scheduled Delivery Date. If an E175 Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an EMB Excusable Delay (such E175 Aircraft, an “Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Excusable Delay Penalty Period. Unless otherwise removed from the Agreement as provided below in this Section 3.C, the parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Excusable Delayed Aircraft. In addition to the foregoing, if the Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E175 Aircraft’s Scheduled Delivery Date as a result of an EMB Excusable Delay, then either party, upon written notice to the other party delivered within [***] following such [***], may terminate from the scope of the Agreement such Excusable Delayed Aircraft. If either party fails to give such notice within such [***] period, such party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Excusable Delayed Aircraft, the foregoing represents, as the each party, such party’s sole and exclusive remedy attributable to such matters.

D.

Delay in Delivery Caused by an EMB Non-Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175 Aircraft by no later than such E175 Aircraft’s Scheduled Delivery Date. If an E175 Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an EMB Non-Excusable Delay (such E175 Aircraft, an “Non-Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Non-Excusable Delay Penalty Period; provided, Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta. Unless otherwise removed from the Agreement as provided below in this Section 3.D, the parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Non-Excusable Delayed Aircraft. In addition to the foregoing, if the Non-Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E175 Aircraft’s Scheduled Delivery Date as a result of an EMB Non-Excusable Delay, then either party, upon written notice to the other delivered within [***] following such [***], may terminate from the scope of the Agreement such Non-Excusable Delayed Aircraft. If either party fails to give such notice within such [***], such party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Non-Excusable Delayed Aircraft, the foregoing represents, as to each party, such party’s sole and exclusive remedy attributable to such matters.

E.	Delay in Delivery Caused by an Operator Caused Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175 Aircraft by no later

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than such E175 Aircraft’s Scheduled Delivery Date. If an E175 Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an Operator Caused Delay (such E175 Aircraft, an “Operator Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Operator Caused Delay Penalty Period. Unless otherwise removed from the Agreement as provided below in this Section 3.E, the parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Operator Delayed Aircraft. In addition to the foregoing, if the Operator Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E175 Aircraft’s Scheduled Delivery Date as a result of an Operator Caused Delay, then Delta shall have the right, but not the obligation, to remove such Operator Delayed Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in the delivery of such Operator Delayed Aircraft, the foregoing represents Delta’s sole and exclusive remedy attributable to such matters.

F.	With respect to any amounts owed to Delta pursuant to this Section 3, Delta shall be entitled to offset or recoup the full amount of any such payments from any subsequent Provisioning Payment.

4.	Removal of E175 Aircraft.

A.

In connection with the preparation and delivery of the final monthly schedule for the E175 Aircraft (each such monthly schedule, the “Final Monthly E175 Schedule”), if after delivery of such schedule by Delta to Operator, Operator informs Delta in writing that Operator cannot fully operate the Final Monthly E175 Schedule for such month for any reason that is substantially within the control of Operator (including, without limitation, crew availability) and Operator requests the removal or cancellation of scheduled flights (such requested removals and cancellations, “Operator Controlled Cancellations”) or if Delta, after consultation with Operator, in good faith believes Operator cannot fully operate the Final Monthly E175 Schedule for such month and Delta removes or cancels scheduled flights as result thereof (such removals and cancellations, “Delta Cancellations”), then, Delta shall have the right to remove from the terms of the Agreement (as modified by this Amendment) for the applicable month(s) at issue (or, at Delta’s sole election, on a permanent basis), [***] (any such E175 Aircraft so removed, a “Removed E175 Aircraft”). Delta shall provide written notice of such removal (temporary or permanent) within [***] after receipt of the written notice of Operator Controlled Cancellations with respect to Operator Controlled Cancellations or, with respect to Delta Cancellations, within [***] after delivery of the Final Monthly Schedule, whichever is applicable. With respect to any E175 Removed Aircraft, Delta will [***]. In determining the number of E175 Aircraft that may be removed, fractions will be rounded up or down to the nearest whole number, with a number [***] being rounded down to the nearest whole number. For the avoidance of doubt, (i) with respect to Operator Controlled Cancellations and Delta Cancellations associated with any E175 Aircraft that is not removed, temporarily or permanently, from the terms of the Agreement pursuant to this Section 4.A, all such cancellations shall be considered non-completed flights for purposes of the calculation of any incentives and penalties as provided in Exhibit E and (ii) Schedule Reduction Requests shall not be deemed Operator Controlled Cancellations or Delta Cancellations.

In preparing the Final Monthly E175 Schedule, such schedule shall take into account scheduled maintenance for the E175 Aircraft and, if applicable, the repair time for damaged E175 Aircraft and accordingly, such aircraft shall not be available for scheduling during the maintenance or repair period, as applicable. For avoidance of doubt, the terms of this

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Section 4 shall not permit the removal (temporary or permanent) of any E175 Aircraft from the terms of this Agreement as a result of scheduled maintenance and repair time; provided, however, notwithstanding the foregoing, if Operator is unable to operate any of the E175 Aircraft, or any of the Delta Connection Flights, due to an E175 Aircraft being damaged and such damage was due to an event that was substantially within the control of, or caused by, some action or inaction of Operator, Delta shall not be obligated to pay Operator any Direct Costs, or any other amounts, in connection with such non-operated E175 Aircraft and Delta Connection Flights during the period that Operator is unable to operate such damaged E175 Aircraft or the Delta Connection Flights

B.

If [***] or more E175 Aircraft are removed on a temporary basis from the Agreement for [***] over any [***] rolling period, then either Delta or Operator shall, upon [***] prior written notice to the other party, have the right to remove on a permanent basis from the terms of the Agreement the number of E175 Aircraft that have been so removed for such [***] period.

C.

If [***] or more E175 Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Delta may, upon [***] prior written notice to Operator, have the right to remove all, but not less than all, remaining E175 Aircraft from the terms of the Agreement. If [***] or more E175 Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Operator may, upon [***] prior written notice to Delta, have the right to remove all, but not less than all, remaining E175 Aircraft from the terms of the Agreement. If either party exercises its right to remove the remaining E175 Aircraft from the terms of the Agreement as provided in this Section 4.C, the parties shall determine a mutually agreed upon wind-down schedule with respect to the remaining E175 Aircraft, provided in no event shall such wind-down schedule be longer than [***] after delivery of the election notice required by this Section 4.C.

D.

If [***] or more E175 Aircraft are, in each case, not available to be placed into service with the Delta Connection Program as contemplated by this Amendment more than [***] after their respective Scheduled-In Service Dates and each such delay is due to an event that was substantially within the control of, or caused by, some action or inaction of Operator or an affiliate of Operator (including, as a result of a crew shortage), then, such unavailability shall be a material breach of the Agreement by Operator and Delta may exercise any and all of its rights and remedies to which it may be entitled with respect to such material breach in accordance with the Agreement. In addition to such rights and remedies, Delta shall also have the right, but not the obligation, upon written notice to Operator to remove all E175 Aircraft from the terms of the Agreement. In such event, the parties shall determine a mutually agreed upon wind-down schedule with respect to the E175 Aircraft then subject to the Agreement, provided in no event shall such wind-down schedule be longer than [***] after delivery of the foregoing election notice. The foregoing termination right must be exercised within [***] following the end of the [***] late period of the [***] delayed E175 Aircraft. Failure by Delta to exercise such right within such [***] period shall be deemed a waiver by Delta of its right of termination set forth in this Section 4.D.

E.	[***].

F.

With respect to any E175 Aircraft that are temporarily removed from the Agreement pursuant to Section 4.A above, Operator shall not (i) operate or use any such E175 Aircraft for itself or on behalf of any third party or (ii) lease, sublease, transfer, sell, assign or otherwise convey any interest into any such E175 Aircraft to any third party.

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5.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Cyril J. Turner

Name:	Wade Steel	Name:	Cyril J. Turner

Title:	CCO	Title:	SVP, Delta Connection

Date:	10/19/15	Date:	October 16, 2015

[signature page to Amendment Number Fifteen]

EXECUTION VERSION

EXHIBIT A

Embraer E-175 Aircraft

[***]

EXECUTION VERSION

EXHIBIT B

E175 Aircraft Base Rate Costs

[***]

EXECUTION VERSION

EXHIBIT C

Engine Maintenance Expense

[***]

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EXHIBIT D

AIRCRAFT RENT/OWNERSHIP COSTS

[***]

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EXHIBIT E

Performance Incentives and Penalties

[***]

EXECUTION VERSION

EXHIBIT F

Spare E175 Engines

[***]

EXECUTION VERSION

AMENDMENT NUMBER SIXTEEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Sixteen (this “Amendment”), dated effective as of December 18, 2015 (“Amendment Number Sixteen Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St.George, Utah 84790. Delta and SkyWest collectively, the “Parties”.

RECITALS

A.Delta and SkyWest are parties to the Agreement;

B.Delta and ExpressJet Airlines, Inc. (formerly known as Atlantic Southeast Airlines, Inc.) (“ExpressJet”) are parties to that certain Second Amended and Restated Delta Connection Agreement, as amended from time to time, dated as of September 8, 2005 (“ExpressJet Agreement”);

C.Delta has conducted an audit of certain “Aircraft Rent/Ownership Costs” as such terms are defined in the Agreement and the ExpressJet Agreement; and

[***]

NOW, THEREFORE, the Parties, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

TERMS OF AGREEMENT

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Aircraft Rent/Ownership Costs for certain Aircraft. Notwithstanding the definition of Aircraft Rent/Ownership Costs as set forth in Section 3.A.(ii)(2) of the Agreement, from and after the period identified on Schedule 2 attached hereto and incorporated herein, (i) the Aircraft Rent/Ownership Costs for the SW Fixed Rate Aircraft subject to lease financing as of the Amendment Number Sixteen Effective Date as identified on Schedule 1A hereto shall be as set forth on Schedule 2 hereto and (ii) the Aircraft Rent/Ownership Cost for the SW Fixed Rate Aircraft subject to debt financing as of the Amendment Number Sixteen Effective Date as identified on Schedule 1A hereto (excluding any depreciation expense with respect to each such debt financed SW Fixed Rate Aircraft) shall be as set forth on Schedule 2 hereto (clause (i) and (ii) collectively, the “Fixed Rate Aircraft Rent/Ownership Costs”), [***]. With respect to the Aircraft Rent/Ownership Cost for the SW Fixed Rate Aircraft subject to debt financing as of the Amendment Number Sixteen Effective Date as identified on Schedule 1A hereto and incorporate herein, Aircraft Rent/Ownership shall include both the Fixed Rate Aircraft Rent/Ownership Costs as provided in clause (ii) above and the depreciation expense associated with such Aircraft as calculated in accordance with the Agreement.

3.[***]

4.Financing Matters and Partial Termination. With respect to each SW Fixed Rate Aircraft, from and after [***] Operator may fully satisfy, pay-off (in whole or in part), refinance, finance, sell and lease-back or otherwise amend the terms of any financings relating to any such SW Fixed Rate

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Aircraft without notice to, or the consent of, Delta (a “Financing Adjustment Transaction”). [***]. Notwithstanding the occurrence of a Financing Adjustment Transaction, for purposes of Article 11.F of the Agreement, the applicable expiration date of the respective financing arrangements or lease for each of the SW Fixed Rate Aircraft shall be as set forth on Schedule 1A to this Amendment.

5.Miscellaneous.

A.

This Amendment, together with [***] 11th ExpressJet Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

[remainder of page intentionally left blank – signature page follows]

2

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Erik Snell

Name:	Wade Steel	Name:	Erik Snell

Title:	CCO	Title:	VP-Delta Connection

Date:	12/17/15	Date:	12/18/15

[signature page to Amendment Number Sixteen]

EXECUTION VERSION

SCHEDULE 1A

SW Fixed Rate Aircraft

[***]

EXECUTION VERSION

SCHEDULE 1B

ExpressJet Fixed Rate Aircraft

[***]

EXECUTION VERSION

SCHEDULE 2

Fixed Rate Aircraft Rent/Ownership Costs

[***]

EXECUTION COPY

AMENDMENT NUMBER SEVENTEEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Seventeen (this “Amendment”), dated effective as of May 2, 2016 (“Amendment Number Seventeen Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] CRJ-200 Aircraft.

A.

Delta and Operator acknowledge and agree that (i) the CRJ-200 regional jet aircraft with registration number [***] (the “[***] CRJ-200”) is a Tranche C Removal Aircraft pursuant to Section 4.E. of Amendment Nine to the Agreement and the [***] CRJ-200’s Tranche C Removal Date was [***], (ii) the [***] CRJ-200 has operated, and will continue to operate, Delta Connection Flights as an extra operational spare aircraft for the period commencing on [***], and continuing until [***] (the “Gap Period”), and (iii) Delta shall have no obligation to pay or [***] Operator any Base Rate Costs, Pass Through Costs, or any other costs, in connection with Operator’s use of the [***] CRJ-200 during the Gap Period except (y) [***] and (z) [***]. The parties acknowledge and agree that any such costs shall be reconciled as part of the ordinary course invoice process set forth in Section 3.E. of the Agreement.

B.

Pursuant to Section 1.A.(iii) of the Agreement, the [***] CRJ-200 shall be added as an Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Operator shall make the [***] CRJ-200 available to be placed into service within the Delta Connection Program on [***].

C.

Notwithstanding anything in the Agreement to the contrary, the term for which the [***] CRJ-200 shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on the later of [***] or the actual

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in-service date of the [***] CRJ-200 after the conclusion of the Gap Period and terminate upon the earlier of [***] (the “[***] CRJ-200 Term”).

D.

Notwithstanding anything in the Agreement to the contrary, the Base Rate Costs to be applied to the [***] CRJ-200 for the entirety of the [***] CRJ-200 Term [***] shall be the Base Rate Costs set forth in Exhibit B of Amendment Number Twelve to the Agreement. Notwithstanding Section 3.D. of the Agreement, in lieu of the Block Hour Payment referenced therein, during the portion of the [***] CRJ-200 Term occurring during calendar year [***], Delta shall pay Operator an amount equal to [***] per block hour operated by the [***] CRJ-200, and during the portion of the [***] CRJ-200 Term occurring during calendar year [***], Delta shall pay Operator an amount equal to [***] per block hour operated by the [***] CRJ-200.

E.

In addition to the [***] CRJ-200 Block Hour Payment, Direct Cost payments and all other payment obligations contemplated to be made by Delta under the Agreement (as modified by this Amendment), Delta shall pay Operator the following amounts for each month the [***] CRJ-200 is an Aircraft under the Agreement (prorated on a daily basis for partial months):

[***]

F.	The Aircraft Rent/Ownership Costs with respect to the [***] CRJ-200 shall [***].

3.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

2

EXECUTION COPY

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Erik Snell

Name:	Wade Steel	Name:	Erik Snell

Title:	CCO	Title:	VP-DL Connection

Date:	5/2/16	Date:	5/2/16

3

Execution Copy

AMENDMENT NUMBER EIGHTEEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Eighteen (this “Amendment”), dated effective as of June 28, 2016 (“Amendment Number Eighteen Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement;

WHEREAS, pursuant to Amendment Number Fifteen to the Agreement dated effective October 19, 2015 between the Parties (“Amendment Number Fifteen”), the Parties agreed to add [***] Embraer E-175 regional aircraft as Aircraft under, and subject to the terms and conditions, of the Agreement (such Aircraft, the “E175 Aircraft”);

WHEREAS, Exhibit A to Amendment Number Fifteen provided for a scheduled delivery month and other matters for the respective E175 Aircraft;

WHEREAS, the Parties have agreed to postpone the scheduled delivery month of the [***] E175 Aircraft from [***]; and

WHEREAS, the Parties desire to amend and restate Exhibit A as provided in Amendment Number Fifteen to reflect such change in scheduled delivery month of the [***] E175 Aircraft to [***].

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.

Exhibit A. Exhibit A to Amendment Number Fifteen is hereby amended and restated as set forth in Exhibit A attached hereto. Notwithstanding anything in the Agreement to the contrary, SkyWest covenants and agrees that it shall not utilize the [***] to operate any Delta Connection Flights prior to [***]; provided, that if the [***] is actually delivered to SkyWest in [***], then, notwithstanding Section 2.C(i) of Amendment Number Fifteen, [***].

3.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

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C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

2

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Erik Snell

Name:	Wade Steel	Name:	Erik Snell

Title:	CCO	Title:	VP-DL Connection

Date:	6/28/16	Date:	6/28/16

[signature page to Amendment Number Eighteen]

Execution Copy

EXHIBIT A

Embraer E-175 Aircraft

[***]

EXECUTION COPY

AMENDMENT NUMBER NINETEEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Nineteen (this “Amendment”), dated as of October 27, 2016 (“Amendment Number Nineteen Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Base Rate Costs for Period between [***] and [***].

A.	Notwithstanding the provisions of Section 3.G. of the Agreement and Section 3.C. of Amendment Number Four to the Agreement dated as of November 19, 2010, the parties agree as follows:

(i)For the period beginning [***] through and including [***], Operator’s respective Base Rate Costs for certain of the CRJ-200, CRJ-700, and CRJ-900 Aircraft operated by Operator under the Agreement shall be as set forth on Exhibit A attached hereto and incorporated herein.

(ii)In consideration of the establishment of the Base Rate Costs through calendar year [***] as set forth in this Section 2.A(i) of this Amendment, Delta hereby waives [***] for the period beginning on [***] and ending on [***] (the “Waiver Period”). The parties acknowledge and agree, however, that such waiver [***]. For the avoidance of doubt, in no event shall Delta have the right to terminate this Agreement pursuant to [***] of the Agreement as a result of the Base Rate Costs applicable during the Waiver Period.

(iii)The parties acknowledge and agree that the reset of Operator’s Base Rate Costs contemplated by this Section 2.A shall not apply to the following Aircraft: (1) the [***] “CRJ-900 Replacement Aircraft” (as such term is defined in Amendment Number Two to the Agreement), (2) the [***] “[***] CRJ-200

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Transfer Aircraft” (as such term is defined in Amendment Number Twelve to the Agreement), (3) the CRJ-200 Aircraft with registration number [***], (4) the [***] “[***] CRJ-900 Aircraft” (as such term is defined in Amendment Number Thirteen to the Agreement), (5) any “[***] CRJ-700 Aircraft” (as such term is defined in Amendment Number Fourteen to the Agreement), (6) any “Removed [***] CRJ-700 Additional Aircraft” (as such term is defined in Amendment Number Fourteen to the Agreement) as of its respective “SW New Base Rate Date” (as such term is defined in Amendment Number Fourteen to the Agreement)(for the avoidance of doubt, the Base Rate Costs for a Removed [***] CRJ-700 Additional Aircraft for periods in [***] prior to its SW New Base Rate Date shall be as set forth on Exhibit A to this Agreement), (7) the [***] “E175 Aircraft” (as such term is defined in Amendment Number Fifteen to the Agreement), and (8) the CRJ-200 Aircraft with registration [***].

(iv)Notwithstanding the timing and other requirements set forth in Section 3.G. of the Agreement and Section 3.c. of Amendment Number Four to the Agreement, Operator and Delta shall each use commercially reasonable efforts to, by no later than [***], reset the Base Rate Costs applicable to calendar years [***] and [***] to reflect Operator’s actual Base Rate Costs for [***] and [***] in accordance with the terms, conditions and procedures set forth in Section 3.G. of the Agreement (as may be modified from time to time). In connection with such reset of the Base Rate Costs, the parties shall use the Operator’s actual direct operating costs recorded in accordance with GAAP for the [***] period ending [***] as a baseline and adjusted for reasonably foreseeable changes in Operator’s operating costs, plus annual escalations to be mutually determined in conjunction with such reset. The parties agree that if Operator’s Base Rate Costs accounting for Operator’s crew rates and productivity are reduced pursuant to [***] of the Agreement, such reduction shall only apply to the Base Rate Costs accounting for Operator’s crew rates and productivity in effect for the calendar year of the effective date of such reduction of the Base Rate Costs accounting for Operator’s crew rates and productivity; provided, however, that Delta and Operator shall each be entitled to exercise their respective rights and remedies set forth in [***] of the Agreement with respect to each succeeding year’s Base Rate Costs accounting for Operator’s crew rates and productivity then in effect.

3.	Treatment of Costs Associated with Compliance with ADS-B Regulations

A.

The parties acknowledge that Operator will be required by U.S. federal governmental regulations (the “ADS-B Regulations”) to equip its aircraft with certain Automatic Dependent Surveillance –Broadcast (“ADS-B”) “Out”-compliant hardware and software by no later than January 1, 2020 (the “ADS-B Out Compliance Date”). Operator shall cause each of the “ADS-B Aircraft” (as defined below) to be fully compliant with the ADS-B Regulations by no later than [***] (excluding any ADS-B Aircraft removed from the “ADS-B Maintenance Schedule” (as defined below) as provided below). For purposes of this Amendment, the “ADS-B Aircraft” shall mean each of the Aircraft set forth on Exhibit B attached hereto and incorporated herein.

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The parties shall meet (either in person or telephonically) at least [***] times each year between the Amendment Number Nineteen Effective Date and [***], for the purpose of discussing Delta’s future fleet requirements and the schedule for equipping the ADS-B Aircraft with “ADS-B Primary Hardware/Software” and “ADS-B Secondary Hardware” (each, as defined below). At each meeting Operator shall provide to Delta for its approval, such approval not to be unreasonably withheld, a proposed schedule by ADS-B Aircraft tail number and maintenance service start date for the incorporation of the ADS-B Primary Hardware/Software and ADS-B Secondary Hardware into each ADS-B Aircraft (as amended from time to time, the “ADS-B Maintenance Schedule”). If (i) Delta has notified Operator of Delta’s election to terminate an ADS-B Aircraft from the Agreement pursuant to Section 11.F.1 of the Agreement and such termination shall occur prior to the ADS-B Out Compliance Date, (ii) the applicable term of such ADS-B Aircraft as an Aircraft under the Agreement expires prior to the ADS-B Out Compliance Date and such term has not been extended in writing by the parties to a date after the ADS-B Out Compliance Date, or (iii) the parties mutually agree to remove [***] or more ADS-B Aircraft from the ADS-B Maintenance Schedule, then, in each case of (i), (ii) and (iii), such ADS-B Aircraft shall be removed from the ADS-B Maintenance Schedule and such Aircraft shall no longer be deemed an ADS-B Aircraft.

B.	[***]

C.

Subject to the terms and conditions of this Section 3, Operator shall install on all ADS-B Aircraft the ADS-B kit, such kit to include the associated wiring, the annunciator panel required to install the ADS-B Primary Hardware/Software and the supplemental type certificate necessary to comply with the ADS-B Regulations (collectively, the “ADS-B Secondary Hardware”). Operator shall use commercially reasonable efforts to (a) install, or cause to be installed, the ADS-B Secondary Hardware at the same time as the first “C”-level heavy check is performed on each ADS-B Aircraft after the Amendment Number Nineteen Effective Date, and (b) minimize time out of service of each ADS-B Aircraft caused by the installation of ADS-B Secondary Hardware. All ADS-B Aircraft shall be equipped with sufficient ADS-B Secondary Hardware to support the installation of dual Global Positioning System (GPS) hardware that is fully compliant with the ADS-B Regulations. For the avoidance of doubt, the ADS-B Secondary Hardware does not include any of the ADS-B Primary Hardware/Software.

D.

The parties acknowledge and agree that Operator’s out-of-pocket costs (excluding any internal labor costs but including any third party labor costs) for the following one-time hardware and software acquisitions and hardware and software upgrades required to replace or upgrade, as applicable, existing on-wing avionics on the ADS- B Aircraft, solely to the extent such hardware and software acquisition or hardware and software upgrade is required to place such ADS-B Aircraft in compliance with the ADS-B Regulations (collectively, the “ADS-B Primary Hardware/Software”) shall be a Pass Through Cost, subject to the terms and conditions of this Amendment:

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(i)	Transponder upgrade service bulletin requirements and/or new transponders;

(ii)	Global Positioning System (GPS) upgrades and new GPS equipment;

(iii)	Input/Output Concentrator service bulletin requirements required to add Flight ID capability;

(iv)	Radio Tuning Unit (RTU) upgrade service bulletin requirements and/or new RTUs; and

(v)	Related software and software upgrade associated with the items in (i) through

(iv)	above.

In addition, Operator’s out-of-pocket costs (excluding any internal labor costs but including any third party labor costs) for (i) the ADS-B Secondary Hardware, excluding the cost for the wiring, (ii) obtaining the necessary supplement type certificate necessary to comply with the ADS-B Regulations and (iii) any one-time hardware (excluding wiring) and software acquisitions and hardware (excluding wiring) and software upgrades required to replace or upgrade, as applicable, the foregoing shall, in each case, be Pass Through Costs, subject to the terms and conditions of this Amendment.

E.

With respect to the acquisition of the ADS-B Primary Hardware/Software and the ADS-B Secondary Hardware, Delta has [***] (each, a “Delta Provisioning Agreement”). Delta agrees to use commercially reasonable efforts to assist Operator in entering into one or more Statements of Work [***] under the terms of the applicable Delta Provisioning Agreement with respect to the acquisition of the ADS- B Primary Hardware/Software and the ADS-B Secondary Hardware, and, subject to such Statements of Work, Operator covenants and agrees to acquire all ADS-B Primary Hardware/Software and ADS-B Secondary Hardware necessary to equip the ADS-B Aircraft (excluding, if requested by Delta, the “Delta-Controlled Aircraft” (as defined in Section 4 below)) with ADS-B Primary Hardware/Software and/or ADS-B Secondary Hardware. In addition, Operator may, in Operator’s discretion, included within the foregoing Statements of Work any other Bombardier CRJ-100, CRJ-200, CRJ-700 and CRJ-900 regional jet aircraft that Operator elects to equip with ADS-B Primary Hardware/Software and/or ADS-B Secondary Hardware. Delta agrees to acknowledge that the respective Statements of Work reflect the pricing contained in the applicable Delta Provisioning Agreement.

Notwithstanding the foregoing, if Delta does not enter into a provisioning agreement for the acquisition of the ADS-B Primary Hardware/Software and ADS-B Secondary Hardware [***] then, Delta will enter into one or more replacement provisioning agreements for the acquisition of the ADS-B Primary Hardware/Software and ADS-B Secondary Hardware and such replacement agreement(s) shall be deemed the Delta Provisioning Agreement for purposes of this Amendment. Delta agrees to use

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commercially reasonable efforts to assist Operator in entering into one or more Statements of Work with respect to such replacement agreements, if any. Delta agrees to acknowledge that the respective Statements of Work reflect the pricing contained in the applicable Delta Provisioning Agreement.

With respect to installation and certification of the ADS-B Primary Hardware/Software and ADS-B Secondary Hardware, [***]. Operator shall submit to Delta an electronic summary of all ADS-B Primary Hardware/Software and ADS- B Secondary Hardware procured by Operator and installed on each ADS-B Aircraft, listed by aircraft and including the specific avionics configuration of each such ADS- B Aircraft prior to and after the installation of ADS-B Primary Hardware/Software and ADS-B Secondary Hardware on each such aircraft and a brief justification of all ADS-B Primary Hardware/Software and ADS-B Secondary Hardware ordered for each such ADS-B Aircraft. [***].

Delta shall be entitled to the full benefit of any credits or refunds made available to Operator (or any affiliate of Operator) pursuant to any Delta Provisioning Agreement and/or the related Statements of Work, including any credits, refunds or other benefits made available to Operator or any affiliate of Operator by [***] or any replacement service or parts provider, in each case, pursuant to terms and agreements separately agreed by Operator or any affiliate of Operator and such suppliers and service providers, in each case, with respect to the ADS-B Aircraft and compliance with the ADS-B Regulations.

[***]

F.

The parties further acknowledge and agree that all costs associated with the ongoing maintenance and spares management of all avionics on all Aircraft, including, without limitation, ADS-B Primary Hardware/Software and ADS-B Secondary Hardware, is and shall continue to be included in Operator’s Base Rate Costs, excluding, however, costs and expenses described in Section 3.D of this Amendment which shall be a Pass Through Costs. Operator covenants and agrees that it will not remove any component of either ADS-B Primary Hardware/Software or ADS-B Secondary Hardware installed on any ADS-B Aircraft if the replacement hardware and/or software would or is likely to impair the condition, or diminishes the value, utility, or remaining useful life, of the ADS-B Aircraft on which it is intended to be installed.

G.(i)Nothing in this Section 3 shall modify, amend, nullify, or otherwise affect Delta’s termination right as set forth in [***] of the Agreement with respect to any Aircraft.

(ii)

With respect to aircraft that Operator procures in order to replace Aircraft required to be returned to lessors during the Term (such replacement aircraft, the “Lease Replacement Aircraft”), if any, Operator shall cause each Lease Replacement Aircraft to be in full compliance with the ADS-B Regulations by such Lease

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Replacement Aircraft’s scheduled in-service date within the Delta Connection Program. Such Lease Replacement Aircraft shall be included as an ADS-B Aircraft; provided, however, if (i) [***] and (ii) the Lease Replacement Aircraft is provided by a party other than Delta or an affiliate of Delta, then the Lease Replacement Aircraft shall not be included as an ADS-B Aircraft [***]. In addition, if the parties agree an ADS-B Aircraft will be removed from the scope of the Agreement prior to the ADS- B Out Compliance Date, such ADS-B Aircraft shall not be deemed an ADS-B Aircraft.

H.

With respect to ADS-B Aircraft that Operator leases or subleases from Delta or any affiliate of Delta (as identified on Exhibit B hereto), aircraft that Operator leases or subleases from Delta or any affiliate of Delta that is added as an Aircraft under the Agreement after the Amendment Number Nineteen Effective Date, or aircraft that are not Aircraft under the Agreement but are being operated by Operator as extra operational spares or prorate aircraft (in each case, each, a “Delta-Controlled Aircraft”), Delta shall select, in its sole discretion, any and all vendors, service providers, configurations, components, materials, and maintenance agreements to be used by Operator to acquire the ADS-B Primary Hardware/Software and ADS-B Secondary Hardware with respect to such aircraft. With respect to Delta-Controlled Aircraft that are not Aircraft under the Agreement but are being operated by Operator as extra operational spares, if such aircraft is to be operated Operator as of the ADS-B Out Compliance Date as an extra operational spare, such aircraft shall be deemed ADS-B Aircraft for purposes of this Amendment. ADS-B Primary Hardware/Software and ADS-B Secondary Hardware acquired as provided in this Section 3.H. shall be deemed acquired pursuant to a Delta Provisioning Agreement.

I.	[***]

J.

The parties acknowledge and agree that (i) the [***] E175 Aircraft (as such term is defined in Amendment Number Fifteen to the Agreement) contemplated by Amendment Number Fifteen to the Agreement shall not be subject to the terms and conditions of this Section 3, (ii) such E175 Aircraft shall be delivered from the manufacturer to Operator in full compliance with the ADS-B Regulations prior to being placed in service within the Delta Connection Program, and (iii) [***].

K.	If Operator fails to cause [***] or more ADS-B Aircraft to be made compliant with the ADS-B Regulations as required by this Amendment, each such failure shall be a material breach of the Agreement.

4.	[***]

5.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

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B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Erik Snell

Name:	Wade Steel	Name:	Erik Snell

Title:	Chief Commercial Officer	Title:	VP-Delta Connection

Date:	10/26/16	Date:	10/27/16

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EXHIBIT A

[***] through [***] Base Rate Costs

[***]

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Exhibit B

ADS-B Aircraft

[***]

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AMENDMENT NUMBER TWENTY to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Twenty (this “Amendment”), dated effective as of September 30, 2016 (“Amendment Number Twenty Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] CRJ-200 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, (i) the CRJ-200 regional jet aircraft with FAA registration [***] (the “First [***] Backfill CRJ-200”), and (ii) the CRJ- 200 regional jet aircraft with FAA registration [***] (the “Second [***] Backfill CRJ-200,” and together with the First [***] Backfill CRJ-200, the “[***] Backfill CRJ-200s”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment.

B.

Operator shall make the First [***] Backfill CRJ-200 available to be placed into service within the Delta Connection Program on [***]. Notwithstanding anything in the Agreement to the contrary, the term for which the First [***] Backfill CRJ-200 shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on the later of (y) [***] or (z) the actual in- service date of the First [***] Backfill CRJ-200 (the “First [***] Backfill CRJ-200 In-Service Date”) and terminate upon the earlier of [***] (the “First [***] Backfill CRJ-200 Term”).

C.

Operator shall make the Second [***] Backfill CRJ-200 available to be placed into service within the Delta Connection Program on [***]. Notwithstanding anything in the Agreement to the contrary, the term for which the Second [***] Backfill CRJ-200 shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on the later of (y) [***] or (z) the actual in-

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service date of the Second [***] Backfill CRJ-200 (the “Second [***] Backfill CRJ- 200 In-Service Date”) and terminate upon the earlier of [***] (the “Second [***] Backfill CRJ-200 Term”, and with the First [***] Backfill CRJ-200 Term, each a “[***] Backfill CRJ-200 Term”).

D.

The parties acknowledge and agree that with respect to establishing the schedules for the Aircraft during the period commencing on [***], and continuing until [***] (the “Deferral Period”) (i) Delta shall not be required to provide more than [***] CRJ-200 heavy check maintenance lines with respect to CRJ-200 Aircraft under the Agreement at any time during the Deferral Period and (ii) Delta shall be permitted, in its sole discretion, to utilize the [***] CRJ-200 heavy check maintenance line previously provided by Delta during the Deferral Period as a CRJ-200 line of flying.

E.(i)Notwithstanding anything in the Agreement to the contrary, the Base Rate Costs to be applied to the [***] Backfill CRJ-200s during their respective [***] Backfill CRJ-200 Terms [***] shall be as set forth in Exhibit A attached hereto and incorporated herein. Delta shall have no obligation to pay Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with each [***] Backfill CRJ-200 prior to the First [***] Backfill CRJ-200 In-Service Date or the Second [***] Backfill CRJ-200 In-Service Date, as the case may be. Delta and Operator hereby agree that for purposes of determining the Base Rate Costs payable with respect to the [***] Backfill CRJ-200s, the total block hours, flight hours, and departures flown by Operator utilizing the CRJ-200 Aircraft under the Agreement shall be allocated among all CRJ-200 Aircraft covered under the Agreement, including the [***] Backfill CRJ-200s, on a pro rata aircraft basis.

(ii)Notwithstanding Section 3.D. of the Agreement, in lieu of the Block Hour Payment referenced therein, Delta shall pay Operator an amount equal to (the “[***] Backfill CRJ-200 Block Hour Payment”) (a) $[***] per block hour operated by the [***] Backfill CRJ-200s during the period commencing on the First [***] Backfill CRJ-200 In-Service Date with respect to the First [***] Backfill CRJ-200 and Second [***] Backfill CRJ-200 In-Service Date with respect to the Second [***] Backfill CRJ-200, and ending on [***], and (b) $[***] per block hour operated by the [***] Backfill CRJ-200s during the period commencing on [***] until the expiration of the [***] Backfill CRJ-200 Terms.

(iii)In addition to the [***] Backfill CRJ-200 Block Hour Payment set forth in Paragraph (ii) above, Direct Cost payments and all other payment obligations required to be made by Delta under the Agreement relating to the [***] Backfill CRJ- 200s, Delta shall pay Operator an amount equal to (a) $[***] per [***] Backfill CRJ- 200 from the First [***] Backfill CRJ-200 In-Service Date or the Second [***] Backfill CRJ-200 In-Service Date, as applicable, for each month in calendar year [***] (prorated on a daily basis for partial months) and (b) $[***] per [***] Backfill CRJ-200 for each month in calendar year [***] through the end of the First [***] Backfill CRJ-200 Term or the Second [***] Backfill CRJ-200 Term, as applicable (prorated on a daily basis for partial months).

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(iv)The parties acknowledge and agree that with respect to the [***] Backfill CRJ-200s the Aircraft Rent/Ownership Costs shall be [***].

(v)Notwithstanding Section 3.A.(ii) of the Agreement, the parties acknowledge and agree that [***] Delta shall pay Operator an amount equal to [***] per actual departure that each [***] Backfill CRJ-200 operates within the Delta Connection Program during its [***] Backfill CRJ-200 Term (the “Engine Rate”). The parties acknowledge and agree that the Engine Rate shall be applied per actual [***] Backfill CRJ-200 departure and not per actual engine departure. [***].

F.

[***] By no later than [***], with respect to First [***] Backfill CRJ-200, Operator shall place such aircraft in the Delta Connection livery and interior standards as in effect as of the Amendment Number Twenty Effective Date including, without limitation, cabin carpets, seat belts, seat covers, curtains, seat track covers, bin strips (if applicable) and laminates (collectively, the “Interior Standards”) Operator shall have no obligation to place the Second [***] Backfill CRJ-200 in the approved Delta Connection livery or Interior Standards; provided, however, the Second [***] Backfill CRJ-200 shall be painted in a neutral or Operator-branded livery and equipped with seat covers, seat belts and bulkhead laminates reasonably similar to the Interior Standards with respect thereto.

3.	Addition of [***] CRJ-200 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, the CRJ-200 regional jet aircraft with FAA registration number [***] (the “Short-Term [***] Backfill CRJ-200”), shall be added as an Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment.

B.

Operator shall make the Short-Term [***] Backfill CRJ-200 available to be placed into service within the Delta Connection Program on [***]. Notwithstanding anything in the Agreement to the contrary, the term for which the Short-Term [***] Backfill CRJ-200 shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on the later of (y) [***] or (z) the actual in-service date of the Short-Term [***] Backfill CRJ-200 (the “Short-Term [***] Backfill CRJ-200 In-Service Date”) and terminate upon the earlier of [***] (the “Short-Term [***] Backfill CRJ-200 Term”).

C.(i)Notwithstanding anything in the Agreement to the contrary, the Base Rate Costs to be applied to the Short-Term [***] Backfill CRJ-200 during the Short-Term [***] Backfill CRJ-200 Term [***] shall be as set forth in Exhibit A attached hereto and incorporated herein. Delta shall have no obligation to pay Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with the Short-Term [***] Backfill CRJ-200 prior to the Short-Term [***] Backfill CRJ-200 In-Service Date. Delta and Operator hereby agree that for purposes of determining the Base Rate Costs payable with respect to the Short-Term [***] Backfill CRJ-200, the total block hours,

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flight hours, and departures flown by Operator utilizing the CRJ-200 Aircraft under the Agreement shall be allocated among all CRJ-200 Aircraft covered under the Agreement, including the Short-Term [***] Backfill CRJ-200, on a pro rata aircraft basis.

(ii)Notwithstanding Section 3.D. of the Agreement, in lieu of the Block Hour Payment referenced therein, Delta shall pay Operator an amount equal to $[***] per block hour operated by the Short-Term [***] Backfill CRJ-200 (the “Short-Term [***] Backfill CRJ-200 Block Hour Payment”) during the Short-Term [***] Backfill CRJ-200 Term.

(iii)In addition to the Short-Term [***] Backfill CRJ-200 Block Hour Payment set forth in Paragraph (ii) above, Direct Cost payments and all other payment obligations required to be made by Delta under the Agreement relating to the Short-Term [***] Backfill CRJ-200, Delta shall pay Operator an amount equal to $[***] for each month during the Short-Term [***] Backfill CRJ-200 Term (prorated on a daily basis for partial months).

(iv)The parties acknowledge and agree that the Aircraft Rent/Ownership Cost with respect to the Short-Term [***] Backfill CRJ-200 shall be [***].

(v)Notwithstanding Section 3.A.(ii) of the Agreement, the parties acknowledge and agree that [***] Delta shall pay Operator an amount equal to [***] per actual departure that the Short-Term [***] Backfill CRJ-200 operates within the Delta Connection Program during the Short-Term [***] Backfill CRJ-200 Term (the “Short-Term CRJ-200 Engine Rate”). The parties acknowledge and agree that the Short-Term CRJ-200 Engine Rate shall be applied per actual Short-Term [***] Backfill CRJ-200 departure and not per actual engine departure. [***].

D.

[***]. Operator shall have no obligation to place the Short-Term [***] Backfill CRJ- 200 in the approved Delta Connection livery or interior standards; provided, however, the Short-Term [***] Backfill CRJ-200 shall be painted in a neutral or Operator- branded livery and equipped with seat covers, seat belts and bulkhead laminates reasonably similar to the approved Delta Connection seat covers, seat belts and bulkhead laminates.

4.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

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C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Erik Snell

Name:	Wade Steel	Name:	Erik Snell

Title:	Chief Commercial Officer	Title:	VP-Delta Connection

Date:	10/27/16	Date:	10/21/16

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EXHIBIT A

Base Rate Costs for [***] Backfill CRJ-200s and Short-Term [***] Backfill CRJ-200

[***]

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AMENDMENT NUMBER TWENTY-ONE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Twenty-One (this “Amendment”), dated effective as of December 1, 2016 (“Amendment Number Twenty-One Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Engine Overhauls for [***] General Electric CF34-8 Model Engines.

A.With respect to the [***] General Electric CF34-8 model engines identified on Exhibit A attached hereto and incorporated herein (each, an “Overhaul Engine”) and available to be used by Operator solely within the Delta Connection Program, Delta and Operator hereby agree to a power by the hour maintenance arrangement with respect to the next “[***] Event” (as defined in Exhibit A) (the “Overhaul Services”) for each such Overhaul Engine as follows:

(i)Operator will perform (or caused to be performed) the Overhaul Service in accordance with Operator’s FAA approved maintenance program and in accordance with any and all FAA and other regulatory requirements; and

(ii)the Overhaul Services to be performed (or caused to be performed) by Operator shall be limited to the [***] Events in accordance with the terms set forth on Exhibit A.

B.In consideration for the Overhaul Services performed (or caused to be performed) by Operator on the Overhaul Engines, as to each Overhaul Engine, Delta shall pay Operator a monthly fee for each calendar month in which such Overhaul Engine is available to be used by Operator to operate Delta Connection Flights pursuant to the terms of the Agreement (the “Monthly Engine Operating Fee”) as follows:

(i)the Monthly Engine Operating Fee for each Overhaul Engine available to be used by Operator to operate Delta Connection Flights shall be equal to $[***] per Overhaul Engine per month in which such Overhaul Engine is available to be used by Operator to operate Delta Connection Flights;

(ii)Delta’s obligation to pay the Monthly Engine Operating Fee with respect to each Overhaul Engine shall commence as of [***], and shall terminate upon the earlier of [***] (such

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date, the “Termination Date”). Provided the 25K Event has been performed prior to the Termination Date, within [***] days following the Termination Date, Delta shall pay Operator for each Overhaul Engine for which a [***] Event has been performed an amount equal to (y) $[***] multiplied by (z) the difference between [***] and the number of months for which the Monthly Engine Operating Fee has been paid for the applicable Overhaul Engine.

(iii)the Monthly Engine Operating Fee shall be paid as part of the monthly Provisioning Payment for each applicable month and be subject to the reconciliation process set forth in Section 3.E. of the Agreement.

(iv)If, prior to the payment of the [***] payment of the Monthly Engine Operating Fee for an Overhaul Engine that has had its [***] Event performed, such engine ceases to be subject to the scope of the Agreement, Delta shall pay Operator an amount equal to (y) $[***] multiplied by (z) the difference between [***] and the number of months for which the Monthly Engine Operating Fee has been paid for such Overhaul Engine.

(v)If, prior to the payment of the [***] payment of the Monthly Engine Operating Fee for an Overhaul Engine that has not had its [***] Event performed, such engine ceases to be subject to the scope of the Agreement, Delta and Operator shall mutually agree on a replacement CF34-8 engine for such overhaul Engine that will be subject to the terms of Section 2, provided Delta shall be obligated to pay the Monthly Engine Operating Fee for a number of months equal to the difference between [***] and the number of months for which Delta paid the Monthly Engine Operating Fee with respect to the original Overhaul Engine being replaced.

C.Notwithstanding anything in the Agreement to the contrary, (i) [***] and (ii) the Monthly Engine Operating Fee shall not be subject to any Base Mark-Up, Monthly Incentive Compensation, or Semi-Annual Compensation.

D.Operator may have the Overhaul Services performed by any FAA approved third party service provider selected by Operator, in Operator’s sole discretion, provided such services of any such third party comply with the terms and conditions of this Section 2 and Exhibit A. Operator covenants and agrees that no [***] Event shall be performed unreasonably in advance of its due date.

3.Certain Matters Relating to [***] CRJ-200 Aircraft.

A.Notwithstanding anything in the Agreement to the contrary, each of the [***] CRJ-200 Aircraft (together with their respective associated engines) as set forth in Exhibit B attached hereto and incorporated herein (each, a “Removed CRJ-200 Aircraft”) shall be removed from the scope of the Agreement on the respective Scheduled Removal Dates for each Removed CRJ-200 Aircraft set forth in Exhibit B.

B.Commencing on its Cost Change Date set forth on Exhibit B and continuing through the earlier of (i) its Scheduled Removal Date or (ii) the termination or expiration of the Agreement (each, a “Removed CRJ-200 Aircraft Extension Term”), notwithstanding anything the Agreement to the contrary, the Aircraft Rent/Ownership Costs for each of the Removed CRJ-200 Aircraft shall be as provided in Schedule 1 attached hereto and incorporated herein, such rent to be prorated for any partial months based on the number of days in the applicable partial month.

C.During its respective Removed CRJ-200 Aircraft Extension Term, notwithstanding anything the Agreement to the contrary, the Base Rate Costs to be applied to the

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Removed CRJ-200 Aircraft [***] shall be as set forth in Exhibit E attached hereto and incorporated herein. Delta and Operator hereby agree that for purposes of determining the Base Rate Costs payable with respect to the Removed CRJ-200 Aircraft, the total block hours, flight hours, and departures flown by Operator utilizing the Removed CRJ-200 Aircraft under the Agreement shall be allocated among all CRJ-200 Aircraft covered under the Agreement, including the Removed CRJ-200 Aircraft, on a pro rata CRJ-200 Aircraft basis. [***].

[***]

4.Certain Matters relating to [***] Aircraft

A.Notwithstanding anything in the Agreement to the contrary, the CRJ-200 Aircraft bearing FAA registration number [***] (together with the associated engines) as set forth in Exhibit C attached hereto and incorporated herein (“[***] CRJ-200 Aircraft”) shall be removed from the scope of the Agreement on the Scheduled Removal Date set forth in Exhibit C.

B.Commencing on the Cost Change Date set forth in Exhibit C and continuing through the earlier of (i) its Scheduled Removal Date or (ii) the termination or expiration of the Agreement (the, a [***] CRJ-200 Aircraft Extension Term”), notwithstanding anything the Agreement to the contrary, the “Base Rate Costs to be applied to the [***] CRJ-200 Aircraft [***] shall be as set forth in Exhibit E attached hereto. Delta and Operator hereby agree that for purposes of determining the Base Rate Costs payable with respect to the [***] CRJ-200 Aircraft, the total block hours, flight hours, and departures flown by Operator utilizing the [***] CRJ-200 Aircraft under the Agreement shall be allocated among all CRJ-200 Aircraft covered under the Agreement, including the [***] CRJ-200 Aircraft, on a pro rata CRJ-200 Aircraft basis. [***]

[***]

5.Addition of Certain CRJ-200 Aircraft.

A.Pursuant to Section 1.A.(iii) of the Agreement, the [***] CRJ-200 regional jet aircraft set forth on Exhibit D attached hereto and incorporated herein (the “[***] CRJ-200 Additional Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Operator shall make each [***] CRJ-200 Additional Aircraft available to be placed into service within the Delta Connection Program no later than such aircraft’s respective In- Service Date set forth on Exhibit D. The period commencing as of the actual in-service date within the Delta Connection Program (which date shall be no earlier than the applicable In-Service Date set forth in Exhibit D) of the [***] CRJ-200 Additional Aircraft and ending on the earlier of [***] shall, in each case, be hereinafter the “[***] CRJ-200 Additional Aircraft Term” for the applicable [***] CRJ-200 Additional Aircraft.

B.Notwithstanding anything the Agreement to the contrary, the Base Rate Costs, [***] to be applied to the [***] CRJ-200 Additional Aircraft during their respective [***] CRJ-200 Additional Aircraft Terms, shall be as set forth in Exhibit E attached hereto. Delta and Operator hereby agree that for purposes of determining the Base Rate Costs payable with respect to the [***] CRJ-200 Additional Aircraft, the total block hours, flight hours, and departures flown by Operator utilizing the [***] CRJ-200 Additional Aircraft under the Agreement shall be allocated among all CRJ-200 Aircraft covered under the Agreement, including the [***] CRJ-200 Additional Aircraft, on a pro rata CRJ-200 Aircraft basis. [***].

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C.The parties acknowledge and agree that, notwithstanding anything the Agreement to the contrary, the Aircraft Rent/Ownership Costs with respect to the [***] CRJ-200 Additional Aircraft during their respective [***] CRJ-200 Additional Aircraft Terms shall be [***] per month (prorated on a daily basis for partial months).

D.[***] Operator shall place each [***] CRJ-200 Additional Aircraft in the Delta Connection livery and interior standards as in effect as of the Amendment Number Twenty-One Effective Date including, without limitation, cabin carpets, seat belts, seat covers, curtains, seat track covers, bin strips (if applicable) and laminates (collectively, the “Interior Standards”).

[***]

6.Certain Matters Relating to Engines

A.With respect to the engines identified in Exhibit B, Exhibit D, and Exhibit F attached hereto (each, a “Removed CRJ-200 Aircraft Engine”), notwithstanding Section 3.A.(ii) of the Agreement, the parties acknowledge and agree that (i) effective as of the respective Cost Change Dates set forth on Exhibit B for the Removed CRJ-200 Aircraft Engine set forth on Exhibit B, (ii) effective as of the respective actual in service date within the Delta Connection Program of the Removed CRJ-200 Aircraft Engine set forth on Exhibit D, and (iii) effective as of the respective actual in service date within the Delta Connection Program of the [***] Short Term CRJ-200 Aircraft (as defined below), in each case, the Engine Maintenance Expense for each of the Removed CRJ-200 Aircraft Engines shall not be a Pass Through Cost. In lieu of such Pass Through Costs, Delta shall pay Operator an amount equal to (i) for the calendar year [***], [***] and (ii) for the calendar year [***], in each case, for each departure of a CRJ- 200 Removed Aircraft, a [***] CRJ-200 Additional Aircraft or a [***] Short Term CRJ-200 Aircraft, as applicable, that operates within the Delta Connection Program during the applicable Removed CRJ-200 Aircraft Extension Term, [***] CRJ-200 Additional Aircraft Term or the [***] Short Term CRJ-200 Additional Aircraft Term (as defined below), as the case may be (the “Engine Rate”). The parties acknowledge and agree that the Engine Rate shall be applied per actual departure of each such applicable Aircraft and not per actual engine departure. [***].

B.Notwithstanding Paragraph (A) of this Section 6, Delta and Operator acknowledge and agree that for purposes of the engine LLP Reconciliation to be performed with respect to each of the Removed CRJ-200 Aircraft Engines pursuant to Exhibit A to Amendment Nine to the Agreement dated as of August 1, 2012, engine cycles of each Removed CRJ-200 Aircraft Engine occurring during the applicable Removed CRJ-200 Aircraft Extension Term, [***] CRJ-200 Additional Aircraft Term or the [***] Short-Term CRJ-200 Additional Aircraft Term, as the case may be, shall not be considered engine cycles occurring under the Delta Connection Program.

7.Certain Matters relating to [***] CRJ-200 Owned Aircraft.

The parties agree that with respect to each of the following Aircraft (identified by its FAA registration number): [***] (each, a “Fixed Depreciation CRJ-200 Aircraft”), notwithstanding anything in the Agreement to the contrary, commencing as of [***] and continuing until the date such Fixed Depreciation CRJ-200 Aircraft is fully depreciated to a [***] life remaining on an [***] depreciation schedule in accordance with Operator’s accounting policy in effect as of the Amendment Number Twenty-One Effective Date, the depreciation component of the Aircraft Rent/Ownership Costs for each Fixed Depreciation CRJ-200 Aircraft shall be as provided in Schedule 2 attached hereto and incorporated herein; provided, that for purposes of the foregoing, such depreciation shall be determined based on the aircraft value prior to the impairment of such aircraft as of [***]. If at the conclusion of its [***]

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depreciation schedule a Fixed Depreciation CRJ-200 Aircraft is still an Aircraft under the terms of the Agreement, the parties shall mutually agree as to a revised depreciation basis and schedule with respect to each such Fixed Depreciation CRJ-200 Aircraft. Operator acknowledges and agrees that nothing in this Amendment supersedes, or waives, any rights of Delta in the Agreement with respect to auditing and inspecting Operator’s books and records including, without limitation, such rights set forth in Section 3.F. of the Agreement, and, if any such audit determines that the Aircraft Rent/Ownership Costs set forth on Schedule 2 as recorded in accordance with GAAP are higher than the actual depreciation component (in accordance with GAAP) for one or more Fixed Depreciation CRJ-200 Aircraft prior to Operator’s impairment of the value of the aircraft as of [***], then the Aircraft Rent/Ownership Costs with respect to such Fixed Depreciation CRJ-200 Aircraft shall be reduced (on a retroactive basis) to reflect such lower depreciation component.

8.Certain Matters relating to Certain CRJ-200 Leased Aircraft.

The parties agree that with respect to Aircraft identified on Schedule 3 attached hereto and incorporated herein (each, a “Fixed Rent CRJ-200 Aircraft”), notwithstanding anything in the Agreement to the contrary, commencing as of [***] and continuing until the earlier of (i) such Fixed Rent CRJ-200 Aircraft is removed from the terms of the Agreement or (ii) the date the aircraft lease in effect as of the Amendment Number Twenty-One Effective Date with respect to such Fixed Rent CRJ-200 Aircraft expires or terminates, the Aircraft Rent/Ownership Costs for each Fixed Rent CRJ-200 Aircraft shall be as provided in Schedule 3 hereto. Operator acknowledges and agrees that nothing in this Amendment supersedes, or waives, any rights of Delta in the Agreement with respect to auditing and inspecting Operator’s books and records including, without limitation, such rights set forth in Section 3.F. of the Agreement, and, if any such audit determines that the Aircraft Rent/Ownership Costs set forth on Schedule 3 as recorded in accordance with GAAP are higher than the rent expense (in accordance with GAAP) for one or more Fixed Rent CRJ-200 Aircraft prior to Operator’s impairment of the prepaid rent asset as of [***], then the Aircraft Rent/Ownership Costs with respect to such Fixed Rent CRJ-200 Aircraft shall be modified (on a retroactive basis) to an amount equal to the actual rent expense recorded by Operator (in accordance with GAAP).

9.Addition of Certain CRJ-200 Aircraft.

A.Pursuant to Section 1.A.(iii) of the Agreement, [***] CRJ-200 regional jet aircraft shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment (the “[***] Short Term CRJ-200 Aircraft”). Operator shall make each [***] Short Term CRJ-200 Additional Aircraft available to be placed into service within the Delta Connection Program no later than such aircraft’s respective In-Service Date set forth on Exhibit F. The period commencing as of the actual in-service date within the Delta Connection Program (which date shall be no earlier than the applicable In-Service Date set forth in Exhibit F) of the [***] Short Term CRJ- 200 Additional Aircraft and ending on the earlier of [***] shall, in each case, be hereinafter the “[***] Short Term CRJ-200 Additional Aircraft Term” for the applicable [***] Short Term CRJ-200 Additional Aircraft.

B.Notwithstanding anything the Agreement to the contrary, (i) the Base Rate Costs, which shall not be subject to any adjustment or reset, to be applied to the [***] Short Term CRJ-200 Additional Aircraft during their respective [***] Short Term CRJ-200 Additional Aircraft Terms, shall be as set forth in Exhibit G attached hereto and (ii) in lieu of the Block Hour Payment referenced Article 3.D of the Agreement, during the [***] Short Term CRJ-200 Additional Aircraft Term, Delta shall pay Operator an amount equal to $[***] per block hour operated by the [***] Short Term CRJ-200 Aircraft. Delta and Operator hereby agree that for purposes of determining the Base Rate Costs and the Block Hour

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Payment payable with respect to the [***] Short Term CRJ-200 Additional Aircraft, the total block hours, flight hours, and departures flown by Operator utilizing the [***] Short Term CRJ-200 Additional Aircraft under the Agreement shall be allocated among all CRJ-200 Aircraft covered under the Agreement, including the [***] Short Term CRJ-200 Additional Aircraft, on a pro rata CRJ-200 Aircraft basis. [***].

C.The parties acknowledge and agree that, notwithstanding anything the Agreement to the contrary, the Aircraft Rent/Ownership Costs with respect to the [***] Short Term CRJ-200 Additional Aircraft during their respective [***] Short Term CRJ-200 Additional Aircraft Terms shall be [***].

D.[***] Operator shall use commercially reasonable efforts to place each [***] Short Term CRJ-200 Additional Aircraft in the Delta Connection livery and Interior Standards by their respective in-service date within the Delta Connection Program; provided, however, in any event each such [***] Short Term CRJ-200 Additional Aircraft shall be placed in the Delta Connection livery and Interior Standards by no later than [***] after its in-service date within the Delta Connection Program.

10.Miscellaneous.

A.This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Erik Snell

Name:	Wade Steel	Name:	Erik Snell

Title:	Chief Commercial Officer	Title:	VP-Delta Connection

Date:	2/17/17	Date:	2/17/17

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EXHIBIT A

Overhaul Engines and Definition

[***]

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EXHIBIT B

Removed CRJ-200 Aircraft

[***]

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EXHIBIT C

[***] CRJ-200 Aircraft

[***]

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EXHIBIT D

[***] CRJ-200 Additional Aircraft

[***]

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EXHIBIT E

Base Rate Costs for the Removed CRJ-200 Aircraft, [***] CRJ-200 Aircraft and [***] CRJ-200

Additional Aircraft

[***]

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EXHIBIT F

[***] Short Term CRJ-200 Additional Aircraft

[***]

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EXHIBIT G

Base Rate Costs for [***] Short Term CRJ-200 Additional Aircraft

[***]

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SCHEDULE 1

Aircraft Rent/Ownership Costs – Removed CRJ-200 Aircraft following Ownership Cost Change Date

[***]

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SCHEDULE 2

Fixed Depreciation CRJ-200 Aircraft

[***]

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SCHEDULE 3

Fixed Rent CRJ-200 Aircraft

[***]

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AMENDED AND RESTATED
AMENDMENT NUMBER TWENTY-TWO to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amended and Restated Amendment Number Twenty-Two (this “Amendment”), dated effective as of September 7, 2017 (“Amendment Number Twenty-Two Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement;

WHEREAS, Delta, SkyWest and ExpressJet Airlines, Inc. (“EV”) are parties to that certain Amendment Number Twenty-Two to Amended and Restated Delta Connection Agreement dated as of July 25, 2017 (the “Original Amendment Number Twenty-Two”) which amends the Agreement;

WHEREAS, Delta, SkyWest and EV are parties to that certain letter agreement dated as of August 9, 2017 pursuant to which such parties agreed to amend and restate the Original Amendment Number Twenty-Two to reflect the addition of [***] Embraer Model E175 aircraft manufactured by Embraer, S.A. (“Embraer”) as aircraft subject to the terms of the Agreement (the “Letter Agreement”);

WHEREAS, Delta and SkyWest desire to amend and restate the Original Amendment Number Twenty-Two to reflect the terms of the Letter Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement and amend and restate the Original Amendment Number Twenty-Two as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] Embraer E-170+ Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, the [***] Embraer E-175 regional jet aircraft configured with [***] passenger seats set forth in Exhibit A attached hereto (the “E170+ Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Except as provided in Section 3 of this Amendment, Operator shall make each E170+ Aircraft available to be placed into service within the Delta Connection Program no later than each respective Scheduled In-Service Date as set forth in Exhibit A attached hereto.

B.

Notwithstanding anything in the Agreement to the contrary, the term for which each E170+ Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective actual in-service date of operating Delta Connection Flights (the “Actual In-Service Date”) and terminate upon the earlier of [***] (each such period, and any extension or renewal terms, an “E170+ Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or

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modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not an E170+ Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Twenty-Two Effective Date. Except as set forth in Section 2.D. below, Delta shall have no obligation to pay or reimburse Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with each E170+ Aircraft prior to the Actual In-Service Date of such E170+ Aircraft.

Notwithstanding the provisions of Article 11.A of the Agreement, Delta’s extension rights with respect to the term of each E170+ Aircraft shall be limited to up to [***] additional [***] terms subject to the terms and conditions set forth in this Clause 2.B. Any such extension will require (i) [***] prior written notice from Delta to Operator prior to the expiration of the initial term or the subsequent extension term, as the case may be, of the applicable E170+ Aircraft and (ii) the execution and delivery of a mutually agreed upon extension agreement as to the applicable E170+ Aircraft at least [***] prior to the expiration of such initial term or the subsequent extension term, as the case may be, including as to the Direct Costs to be applied during the applicable extension term, each party to negotiate in good faith with respect to such extension agreement.

C.

Contemporaneous with the Actual In-Service Date of each E170+ Aircraft as an Aircraft under the Agreement, Delta may elect to remove from service within the Delta Connection Program either (a) [***] CRJ-700 that is an aircraft under the ASA Delta Connection Agreement (an “EV CRJ-700”) or (b) [***] CRJ-700 Aircraft (as such term is defined in Amendment Fourteen to the Agreement dated as of December 23, 2015). If Delta elects to remove an aircraft from service as provided above, then (i) Delta shall provide written notice to SI within [***] of such removal and shall identify whether such aircraft is an EV CRJ-700 or a [***] CRJ-700 Aircraft and (ii) Operator covenants and agrees that it shall not operate any Delta Connection Flights with any E170+ Aircraft prior to the removal of a corresponding EV CRJ-700 or a [***] CRJ-700 Aircraft, the FAA registration number of each such removed EV CRJ-700 or [***] CRJ-700 Aircraft to be mutually agreed between Delta and SI. Upon the removal of such EV CRJ-700 from the ASA Delta Connection Agreement or such [***] CRJ-700 Aircraft from the Agreement, Delta shall have no further payment obligations with respect to such removed aircraft with respect to any periods following such removal.

D.	(i) [***]

(ii) E170+ Aircraft Configuration. Except as set forth in this Section 2.D.(ii), Operator shall cause Embraer to deliver each of the E170+ Aircraft in the configuration specified in Exhibit G attached hereto and incorporated herein. Delta and Operator acknowledge and agree that Delta may elect to add WiFi, on-board ovens, polycarbonate class dividers, Delta-branded placarding, and/or Delta-branded passenger service unit lenses (each, an “Add-On Item”) to the E170+ Aircraft, and if Delta makes any such election Operator shall procure each such Add-On Item from a third party vendor selected by Delta in its sole discretion [***]. Unless Delta notifies Operator that Delta has selected a third party vendor to install any of the Add- On Items on the E170+ Aircraft, Operator shall install (or, as to the WiFi only, cause a third party vendor to install) the Add-On Items on the E170+ Aircraft prior to each such aircraft’s respective Actual In-Service Date [***]. As to the WiFi, installation requires [***]. Accordingly, the references to [***] in Exhibit A hereto and in Section 2(D)(i) above shall, in each case, be increased to [***] if Delta elects to add the WiFi to the E170+ Aircraft. Any delay caused by Delta or any such third party vendor selected by Delta with respect to the procurement or installation of any Add-On Item shall (i) be deemed due to an event that was

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substantially within the control of, or caused by, some action or inaction of Delta for purposes of Section 2.D.(i), and (ii) be deemed principally attributable to an action of Delta for purposes of Section 3.B of this Amendment.

E.	(i) The Base Rate Costs to be applied to the E170+ Aircraft for the entirety of their respective [***] initial terms, [***] shall be as set forth in Exhibit B attached hereto. [***]

(ii)Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the E170+ Aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for other Aircraft (that are not the E170+ Aircraft) under the Agreement are already included as part of the Base Rate Costs for the E170+ Aircraft set forth in Exhibit B attached hereto. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties in accordance with, and subject to, the terms and conditions set forth in Exhibit E attached hereto. Operator and Delta each acknowledge and agree that (y) the performance levels provided for in Exhibit E shall be applicable only for the purposes of determining the corresponding incentive payments and/or penalties provided for in Exhibit E and may not be used for purposes of Section 11(E)(1)(v) of the Agreement and (z) Operator’s unadjusted completion rate of the Delta Connection Flights scheduled to be operated by Operator with the E170+ Aircraft will be included in Operator’s completion rate under the Agreement for purposes of Section 11(E)(1)(v) of the Agreement.

(iii)With respect to each E170+ Aircraft engine serial number (ESN) set forth on Exhibit A attached hereto (the “Delivery Date E170+ Engines”) and [***] engines identified in Exhibit F attached hereto (each, a “Spare E170+ Engine”, and collectively with the Delivery Date E170+ Engines, the “E170+ Engines”), “Engine Maintenance Expense” as defined in Section 3.A.(ii)(1) of the Agreement for the E170+ Engines shall be as provided in Exhibit C attached hereto; provided, in all events, such costs shall not be treated as a Pass Through Cost but shall be deemed a Base Rate Cost for purposes of the Agreement. [***]

The E175 Engines (as defined in Amendment Number Fifteen to the Agreement dated as of October 19, 2015 (“Amendment Number Fifteen”) and the E170+ Engines shall be used only for the operation of any E175 Aircraft (as defined in Amendment Number Fifteen) and any E170+ Aircraft in connection with the Delta Connection Program. Operator shall at all times during the respective E170+ Aircraft Term and the E175 Aircraft Term (as defined in Amendment Number Fifteen) maintain a sufficient number of Spare E175 Engines and Spare E170+ Engines to operate, as contemplated by this Amendment, all of the E175 Aircraft and E170+ Aircraft under the scope of the Agreement at such time. In the event Operator needs additional spare engines in order to maintain a sufficient number of spare engines for the E175 Aircraft and the E170+ Aircraft, upon written notice to Delta, Operator may include additional spare engines as Spare E175 Engines or Spare E170+ Engines, as applicable, under the terms of the Agreement and Exhibit F shall be revised accordingly (and, as necessary, Exhibit F of Amendment Number Fifteen).

Subject to Delta’s prior written consent, such consent not to be unreasonably withheld or delayed, Operator may remove and, if necessary, replace an E170+ Engine as a result of damage or destruction of such engine. In such event Exhibit A or Exhibit F hereto shall be amended to reflect such removal and replacement, if applicable.

(iv)Notwithstanding the definition of Aircraft Rent/Ownership Costs as set forth in Section 3.A.(ii)(2) of the Agreement, with respect to each E170+ Aircraft, Aircraft Rent/Ownership

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Costs shall be as set forth in Exhibit D attached hereto. Operator’s actual Aircraft Rent/Ownership Cost with respect to each E170+ Aircraft will be [***].

[***]

(v) [***]

(vi)As to the E170+ Aircraft only, the first sentence in the fifth paragraph of Section 3.E. of the Agreement shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the E170+ Aircraft, or any of the Delta Connection Flights scheduled to be operated by any of the E170+ Aircraft, due to a strike, labor dispute or work stoppage; provided, in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs or any other amounts in connection with such non-operated E170+ Aircraft and Delta Connection Flights.”

(vii) [***]

(viii)  [***]

(ix)Notwithstanding the provisions of Article 1.D. of the Agreement, the Delta Connection Flights to be operated by the E170+ Aircraft shall be primarily supported by crew and maintenance bases of Operator located at airports in [***]. As of the Amendment Number Twenty-Two Effective Date, such crew and maintenance bases are as follows: crew bases ([***]), line maintenance bases ([***]) and overnight maintenance bases ([***]). If to a material degree, the E170+ Aircraft are scheduled such that the crew and maintenance bases with respect to the E170+ Aircraft are not located in such airports, such act or omission shall not be a breach of the Agreement; provided, however, in any such event Delta and Operator will negotiate in good faith to agree on an appropriate economic adjustment (up or down) to the Direct Costs solely to account for the actual bases and/or maintenance bases used to support the Delta Connection Flights to be operated by the E170+ Aircraft.

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F.

Notwithstanding the provisions of Article 1.D. of the Agreement, if (i) Delta submits a proposed monthly schedule of Delta Connection Flights to be operated by the E170+ Aircraft during such month (each, a “Proposed Monthly E170+ Schedule”) which provides for average daily scheduled utilization measured on a calendar month basis in the aggregate for the E170+ Aircraft fleet (taking into account scheduled maintenance) available to schedule (“Average E170+ Utilization”) greater than an average of [***] per E170+ Aircraft [***] during the applicable month of determination (the “Maximum E170+ Utilization Level”) and (ii) Operator, after conducting a good faith review and analysis of such Proposed Monthly E170+ Schedule and its crew availability for such month, determines, in good faith, that it is unable to operate the Proposed Monthly E170+ Schedule as provided by Delta, then, within [***] following receipt of such Proposed Monthly E170+ Schedule, Operator shall have the option, upon delivering to Delta written notice, to request a reduction in such scheduled block hours in order to reduce the Average E170+ Utilization to the applicable Maximum Utilization Level or a greater utilization level as specified by Operator (an “E170+ Schedule Reduction Request”). If Operator does not respond within such [***] period, any such non- response shall be deemed a waiver by Operator of its right to request any schedule reduction with respect to such month’s Proposed Monthly E170+ Schedule. Upon receipt of an E170+ Schedule Reduction Request, Delta shall amend the Proposed Monthly E170+ Schedule initially delivered by Delta to Operator to reduce the Average Utilization reflected in such Proposed Schedule to a level no greater than the Maximum Utilization Level or greater level as specified by Operator and such reduction shall thereafter be reflected in the applicable final monthly schedule for the E170+ Aircraft (a “Schedule Reduction”). Flights cancelled due to any such Schedule Reduction shall not be taken into account for any purposes under this Agreement, including, as pertaining to performance goals or other penalties provided for Exhibit E attached hereto.

G.	[***]. Operator shall provide Delta with a written statement of the actual foregoing costs for each E170+ Aircraft, together with accompanying support showing reasonable details of such costs. [***].

H.

Operator shall select the vendor(s) to perform and complete all maintenance work associated with the E170+ Aircraft (including all engines and parts) in Operator’s sole and absolute discretion; provided, however, if Delta requests Operator to change a vendor performing engine maintenance work with respect to the E170+ Engines and if [***] then, Operator will cooperate with Delta with respect to such requested change in vendor for the E170+ Engine maintenance.

I.	Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the E170+ Aircraft.

J.	[***]

K.	[***]

L.

Operator acknowledges that if [***]-seat aircraft operated by ASA under the ASA Delta Connection Agreement are removed from operations at [***] pursuant to the ASA Delta Connection Agreement, then, Delta may, on a one-for-one basis, schedule up to [***] -seat Aircraft into and out of [***] to be operated by Operator pursuant to this Agreement (each, a “[***] Aircraft”); provided, Delta agrees to use commercially reasonable efforts to transition such [***] Aircraft out of [***] by no later than [***]. If Delta is unable to transition such [***] Aircraft out of [***] by [***] then the parties shall meet to discuss Delta’s anticipated

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Aircraft fleet location. Delta agrees that for any period that an Aircraft is operating into and out of [***], the applicable “block hour” Base Rate Cost set forth in Exhibit B of the Agreement with respect to Delta Connection Flights operated by Operator pursuant to the Agreement into and out of [***] will be increased by [***] per block hour. Delta further acknowledges that the crews for such [***] Aircraft will be based in [***]. If during any rolling [***] period beginning after [***] (i) Operator’s “pilot D0 delay” rate is less than [***] or (ii) Operator’s “pilot 3+ hour delay” rate is greater than [***] scheduled flights per [***] scheduled flights ((i) and (ii) together, the “Crew Performance Targets”), then Delta and Operator shall meet and discuss in good faith (i) the implementation of a plan for Operator to meet the Crew Performance Targets, and (ii) whether Operator’s performance vis a vis the Crew Performance Targets warrants the addition of a crew domicile in [***]. Upon mutual agreement of the parties, Operator shall add a crew domicile in [***]. Delta agrees to perform (or cause an affiliate or third party to perform) line maintenance and overnight maintenance required for such [***] Aircraft in [***], at a labor cost equal to $[***] per labor hour, subject to a mutually agreeable maintenance agreement, including scopes of work and billing structure. For the avoidance of doubt, the first [***] rolling period for which the foregoing determination will be made is for the [***] period from and including [***].

3.	Delay

A.	For purposes of this Section 3, the following terms shall have the respective meaning set forth herein:

“Delivery Date” means, as to each E170+ Aircraft, the date such aircraft is delivered to Operator by Embraer.

“EMB Excusable Delay” [***]

“EMB Non-Excusable Delay” [***]

“Excusable Delay Penalty Period” [***]

“Non-Excusable Delay Penalty Period” [***]

“Operator Caused Delay” [***]

“Operator Caused Delay Penalty Period” [***]

“Scheduled Delivery Date” means, as to each E170+ Aircraft, the last day of the Scheduled Delivery Month of such aircraft as set forth on Exhibit A hereto.

“Service Delay Penalty Period” [***]

B.

Delays in Actual In-Service Date. Operator hereby agrees to use commercially reasonable best efforts to cause each of the E170+ Aircraft to be available to be placed into service within the Delta Connection Program no later than the respective Scheduled In-Service Date (as set forth in Exhibit A hereto). If following the Delivery Date of the respective E170+ Aircraft, such aircraft is not placed in service within the Delta Connection Program by such E170+ Aircraft’s Scheduled In-Service Date (such E170+ Aircraft, a “Delayed In-Service Aircraft”), then, during each day of the Service Delay Penalty Period, Operator shall pay Delta an amount of [***] during the Service Delay Penalty Period; provided, (i) Operator is

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obligated at such time to pay the full Aircraft Rent/Ownership Costs (disregarding differences in timing as to any such payments under the respective financing documents) with respect to the Delayed In-Service Aircraft, and if not, the amount shall be increased from [***] to [***] and (ii) Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta. Delta agrees to promptly place into service within the Delta Connection Program in accordance with Delta’s regular scheduling procedures such Delayed In-Service Aircraft following receipt of written certification from Operator that the aircraft is readily available and fit for service within the Delta Connection Program as contemplated by this Amendment. In addition to the foregoing, if the Delayed In- Service Aircraft is not available for service within the Delta Connection Program as contemplated by this Amendment on or before the [***] following its Scheduled Delivery Date, then, after such [***] and continuing until Delta receives written certification described above from Operator that the aircraft is readily available to be placed into service within the Delta Connection Program as contemplated by this Amendment, Delta shall have the right, but not the obligation, to remove such Delayed In-Service Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in such Delayed In-Service Aircraft being available for scheduled service, the foregoing represents Delta’s sole and exclusive remedies attributable to such matters.

C.

Delay in Delivery Caused by an EMB Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E170+ Aircraft by no later than such E170+ Aircraft’s Scheduled Delivery Date. If an E170+ Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an EMB Excusable Delay (such E170+ Aircraft, an “Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Excusable Delay Penalty Period. Unless otherwise removed from the Agreement as provided below in this Section 3.C, the parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Excusable Delayed Aircraft. In addition to the foregoing, if the Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E170+ Aircraft’s Scheduled Delivery Date as a result of an EMB Excusable Delay, then either party, upon written notice to the other party delivered within [***] following such [***], may terminate from the scope of the Agreement such Excusable Delayed Aircraft. If either party fails to give such notice within such [***] period, such party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Excusable Delayed Aircraft, the foregoing represents, as the each party, such party’s sole and exclusive remedy attributable to such matters.

D.

Delay in Delivery Caused by an EMB Non-Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E170+ Aircraft by no later than such E170+ Aircraft’s Scheduled Delivery Date. If an E170+ Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an EMB Non-Excusable Delay (such E170+ Aircraft, an “Non-Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Non-Excusable Delay Penalty Period; provided, Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta. Unless otherwise removed from the Agreement as provided below in this Section 3.D, the parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Non-Excusable Delayed Aircraft. In addition to the foregoing, if the Non-Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E170+ Aircraft’s Scheduled Delivery Date as a result of an EMB Non-Excusable Delay, then either

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party, upon written notice to the other delivered within [***] following such [***], may terminate from the scope of the Agreement such Non-Excusable Delayed Aircraft. If either party fails to give such notice within such [***] period, such party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Non-Excusable Delayed Aircraft, the foregoing represents, as the each party, such party’s sole and exclusive remedy attributable to such matters.

E.

Delay in Delivery Caused by an Operator Caused Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E170+ Aircraft by no later than such E170+ Aircraft’s Scheduled Delivery Date. If an E170+ Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an Operator Caused Delay (such E170+ Aircraft, an “Operator Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Operator Caused Delay Penalty Period. Unless otherwise removed from the Agreement as provided below in this Section 3.E, the parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Operator Delayed Aircraft. In addition to the foregoing, if the Operator Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E170+ Aircraft’s Scheduled Delivery Date as a result of an Operator Caused Delay, then Delta shall have the right, but not the obligation, to remove such Operator Delayed Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in the delivery of such Operator Delayed Aircraft, the foregoing represents Delta’s sole and exclusive remedy attributable to such matters.

F.	With respect to any amounts owed to Delta pursuant to this Section 3, Delta shall be entitled to offset or recoup the full amount of any such payments from any subsequent Provisioning Payment.

4.	Removal of E170+ Aircraft.

A.

In connection with the preparation and delivery of the final monthly schedule for the E170+ Aircraft (each such monthly schedule, the “Final Monthly E170+ Schedule”), if after delivery of such schedule by Delta to Operator, Operator informs Delta in writing that Operator cannot fully operate the Final Monthly E170+ Schedule for such month for any reason that is substantially within the control of Operator (including, without limitation, crew availability) and Operator requests the removal or cancellation of scheduled flights (such requested removals and cancellations, “Operator Controlled Cancellations”) or if Delta, after consultation with Operator, in good faith believes Operator cannot fully operate the Final Monthly E170+ Schedule for such month and Delta removes or cancels scheduled flights as result thereof (such removals and cancellations, “Delta Cancellations”), then, Delta shall have the right to remove from the terms of the Agreement (as modified by this Amendment) for the applicable month(s) at issue (or, at Delta’s sole election, on a permanent basis), [***] (any such E170+ Aircraft so removed, a “Removed E170+ Aircraft”). Delta shall provide written notice of such removal (temporary or permanent) within [***] after receipt of the written notice of Operator Controlled Cancellations with respect to Operator Controlled Cancellations or, with respect to Delta Cancellations, within [***] after delivery of the Final Monthly Schedule, whichever is applicable. With respect to any E170+ Removed Aircraft, Delta will [***]. In determining the number of E170+ Aircraft that may be removed, fractions will be rounded up or down to the nearest whole number, with a number [***] being rounded down to the nearest whole number. For the avoidance of doubt, (i) with respect to Operator Controlled Cancellations and Delta

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Cancellations associated with any E170+ Aircraft that is not removed, temporarily or permanently, from the terms of the Agreement pursuant to this Section 4.A, all such cancellations shall be considered non-completed flights for purposes of the calculation of any incentives and penalties as provided in Exhibit E and (ii) Schedule Reduction Requests shall not be deemed Operator Controlled Cancellations or Delta Cancellations.

In preparing the Final Monthly E170+ Schedule, such schedule shall take into account scheduled maintenance for the E170+ Aircraft and, if applicable, the repair time for damaged E170+ Aircraft and accordingly, such aircraft shall not be available for scheduling during the maintenance or repair period, as applicable. For avoidance of doubt, the terms of this Section 4 shall not permit the removal (temporary or permanent) of any E170+ Aircraft from the terms of this Agreement as a result of scheduled maintenance and repair time; provided, however, notwithstanding the foregoing, if Operator is unable to operate any of the E170+ Aircraft, or any of the Delta Connection Flights, due to an E170+ Aircraft being damaged and such damage was due to an event that was substantially within the control of, or caused by, some action or inaction of Operator, Delta shall not be obligated to pay Operator any Direct Costs, or any other amounts, in connection with such non-operated E170+ Aircraft and Delta Connection Flights during the period that Operator is unable to operate such damaged E170+ Aircraft or the Delta Connection Flights.

B.

If [***] or more E170+ Aircraft are removed on a temporary basis from the Agreement for [***] over any [***] rolling period, then either Delta or Operator shall, upon [***] prior written notice to the other party, have the right to remove on a permanent basis from the terms of the Agreement the number of E170+ Aircraft that have been so removed for such [***] period.

C.

If [***] or more E170+ Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Delta may, upon [***] prior written notice to Operator, have the right to remove all, but not less than all, remaining E170+ Aircraft from the terms of the Agreement. If [***] or more E170+ Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Operator may, upon [***] prior written notice to Delta, have the right to remove all, but not less than all, remaining E170+ Aircraft from the terms of the Agreement. If either party exercises its right to remove the remaining E170+ Aircraft from the terms of the Agreement as provided in this Section 4.C, the parties shall determine a mutually agreed upon wind-down schedule with respect to the remaining E170+ Aircraft, provided in no event shall such wind-down schedule be longer than [***] after delivery of the election notice required by this Section 4.C.

D.

If [***] or more E170+ Aircraft are, in each case, not available to be placed into service with the Delta Connection Program as contemplated by this Amendment more than [***] after their respective Scheduled-In Service Dates and each such delay is due to an event that was substantially within the control of, or caused by, some action or inaction of Operator or an affiliate of Operator (including, as a result of a crew shortage), then, such unavailability shall be a material breach of the Agreement by Operator and Delta may exercise any and all of its rights and remedies to which it may be entitled with respect to such material breach in accordance with the Agreement. In addition to such rights and remedies, Delta shall also have the right, but not the obligation, upon written notice to Operator to remove all E170+ Aircraft from the terms of the Agreement. In such event, the parties shall determine a mutually agreed upon wind-down schedule with respect to the E170+ Aircraft then subject to the Agreement, provided in no event shall such wind-down

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schedule be longer than [***] after delivery of the foregoing election notice. The foregoing termination right must be exercised within [***] following the end of the [***] late period of the [***] delayed E170+ Aircraft. Failure by Delta to exercise such right within such [***] period shall be deemed a waiver by Delta of its right of termination set forth in this Section 4.D.

E.	[***]

F.

With respect to any E170+ Aircraft that are temporarily removed from the Agreement pursuant to Section 4.A above, Operator shall not (i) operate or use any such E170+ Aircraft for itself or on behalf of any third party or (ii) lease, sublease, transfer, sell, assign or otherwise convey any interest into any such E170+ Aircraft to any third party.

5.

Conversion. As of the Amendment Number Twenty-Two Effective Date, each of the E170+ Aircraft is anticipated to be delivered by Embraer to Operator in a [***]-seat configuration. Operator acknowledges that Delta may elect, in its sole discretion, to cause one or more of the E170+ Aircraft to be converted to a seating capacity in excess of [***], but no greater than [***]. The request for any such conversion shall be made by Delta upon at least [***] prior written notice to Operator (or such shorter period as Embraer shall agree). The costs and expenses associated with any such conversion are as set forth in Exhibit H attached hereto (the “Conversion Costs”). Delta agrees that all Conversion Costs will be, at Delta’s election for each converted E170+ Aircraft, either (i) Pass Through Costs for purposes of the Agreement or (ii) if done prior to the delivery of the applicable E170+ Aircraft, may be included in the Aircraft Rent/Ownership Costs as permitted pursuant to Exhibit D.

6.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby including, without limitation, the Original Amendment Number Twenty-Two and the Letter Agreement, and each of Operator, Delta and EV acknowledge and agree that the Original Amendment Number Twenty-Two and the Letter Agreement are each hereby terminated and of no further force or effect.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ W.P. Lentsch

Name:	Wade Steel	Name:	W.P. Lentsch

Title:	CCO	Title:	SVP-Delta Connection

Date:	9/7/17	Date:	9/7/17

EXPRESSJET AIRLINES, INC.
(for purposes of Section 2.C and 6.A. of this Amendment)

By:	/s/ Wade Steel

Name:	Wade Steel

Title:	CCO

Date:	9/7/17

[signature page to Amendment Number Twenty-Two]

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EXHIBIT A

Embraer E-170+ Aircraft

[***]

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EXHIBIT B

[***]

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EXHIBIT D

E170+ AIRCRAFT RENT/OWNERSHIP COSTS

[***]

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EXHIBIT E

Performance Incentives and Penalties

[***]

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EXHIBIT F

Spare E170+ Engine

[***]

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EXHIBIT G

E170+ Aircraft Configuration

1.	STANDARD AIRCRAFT

The EMBRAER E170+ Aircraft (certification designation ERJ 170-200 limited to [***] passengers) shall be manufactured according to the Technical Description which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E170+ Aircraft will be delivered to Operator as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E170+ Aircraft shall be painted according to the Delta Connection colour and paint scheme provided by Delta to Operator, which shall be supplied to Embraer by Operator on or before [***] prior to the first E170+ Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Operator, at the direction of Delta, shall apply to all E170+ Aircraft, unless Operator, at the direction of Delta, provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Operator shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E170+ Aircraft Contractual Delivery Date, of its choice, at the direction of Delta, of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Operator opts, at the direction of Delta, to use different materials and/or patterns, Embraer will submit to Operator, who shall provide the same to Delta, a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Operator, at the direction of Delta, not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Operator, at the direction of Delta, shall apply to all applicable E170+ Aircraft. If Operator requires, at the direction of Delta, an interior finishing for any Aircraft that is different from the

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original one informed to Embraer, Operator shall present a written request to Embraer not less than [***] prior to the relevant E170+ Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Operator within [***] from the date such request is received by Embraer. Should Operator, at the direction of Delta, not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Operator.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Operator, at the direction of Delta, may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E170+ Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E170+ Aircraft for a period related to the delay of the BFE or present the E170+ Aircraft to Operator without such BFE, in which case Operator shall not be entitled to refuse acceptance of the E170+ Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Operator and installed on the E170+ Aircraft by Operator after delivery thereof as BIE.

Notwithstanding the above, Operator shall deliver in DDP conditions (INCOTERMS 2010) to C&D Zodiac one full set of galley inserts (such as coffee makers, water boilers, ovens) for installation solely in the first Aircraft as BFE.

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EXHIBIT H

Conversion Costs – E170+ Aircraft

1.	SERVICE BULLETIN TO CONVERT THE INTERIOR CONFIGURATION TO [***] PASSENGERS (THE “[***] PAX SB”)

1.1

In accordance with Section 5 of this Amendment, if, after an E170+ Aircraft is delivered, Delta elects to convert such E170+ Aircraft to any other configuration allowing an additional number of passengers (limited to [***] passenger seats and provided that the additional seats have the same specification as those seats already installed in such E170+ Aircraft delivered), Operator shall cause such conversion to be completed, provided such conversion shall be done solely via a service bulletin approved by the FAA.

1.2

The aggregate price of such conversion, including all materials, parts and labor at a rate of USD $[***] per man hour in [***] economic conditions, up to a limit of the number of man hours to complete the required task as stated in such service bulletin (the “[***] Pax SB”) is USD [***] ([***] pricing [***]), and is otherwise subject to discount as provided below.

1.3

For avoidance of doubt, if Delta elects to apply the [***] Pax SB after the delivery of an E170+ Aircraft, then the price of the [***] Pax SB shall have a special cumulative discount of [***] per year, starting on the [***] anniversary of the delivery date of such E170+ Aircraft; provided, however, that the minimum price that shall be paid by Operator for such [***] Pax SB shall be USD $[***] ([***] pricing [***]). Following the [***] anniversary of the delivery date of such E170+ Aircraft, the discount will be applied monthly in an amount equal to [***]. For the avoidance of doubt, the price of the [***] Pax SB during the [***] year after delivery of each relevant E170+ Aircraft is [***] in [***] pricing [***]. Thereafter, the price will be US$ [***] in January 2017 pricing and subject to escalation as provided in the purchase agreement between Embraer and SI, with a reduction thereafter monthly in an amount equal to [***]% (the SB price is reduced each month by [***]% for a total annual reduction of [***]%).

1.4

If prior to the [***] anniversary of the delivery of an E170+ Aircraft, Operator, at Delta’s election, uses a party other than Embraer (or any affiliate of Embraer)to convert an E170+ Aircraft with a number of passenger seats above [***], then, in addition to any amounts Operator pays such other party for such conversion, Operator shall promptly pay Embraer the price of the [***] Pax SB that would have applied if Operator had purchased such [***] Pax SB from Embraer, per each E170+ Aircraft that is converted by Operator using such other party.

1.5

In this Exhibit H, “convert” and “conversion” shall include any means of making an E170+ Aircraft have more than [***] installed passenger seats, whether by changes to type certification, issuance of a supplemental type certificate or service bulletin, or any other means.

2.	[***] PASSENGER SEATS SERVICE BULLETIN FINANCE SUPPORT

Should Operator request, at Delta’s election, a [***] Pax SB finance support from Embraer, the 76 Pax SB price shall be increased to [***] in [***] pricing [***], with a special cumulative discount of [***] per year, starting on the [***] anniversary of the delivery date of the applicable E170+

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Aircraft; provided, however, that the minimum price that shall be paid by Operator for such [***] Pax SB shall be [***] ([***] pricing [***]) for each E170+ Aircraft that is so converted. Following the [***] anniversary, the discount will be applied monthly at [***]. For the avoidance of doubt, the price of the 76 Pax SB with finance support from Embraer in the first year after delivery of each relevant E170+ Aircraft is [***] in [***] pricing and [***]. At the [***] year, the price will be [***] in [***] pricing [***], with a reduction thereafter monthly at [***] (the [***] Pax SB price is reduced each month by [***] for a total annual reduction of [***]).

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AMENDMENT NUMBER TWENTY-THREE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Twenty-Three (this “Amendment”), dated effective as of February 21, 2018 (“Amendment Number Twenty-Three Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Certain Matters relating to [***] CRJ-200 Aircraft.

A.Section 2.C. of Amendment Number Twelve to the Agreement dated effective as of December 4, 2014 (“Amendment Twelve”) is hereby amended and restated as follows:

“C. Notwithstanding anything in the Agreement to the contrary, the term for which each [***] CRJ-200 Transfer Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective In-Service Date and terminate upon the earlier of (i) the respective Scheduled Removal Date of such [***] CRJ-200 Transfer Aircraft set forth on Exhibit A, (ii) the termination of the [***] CRJ-200 Transfer Aircraft Sublease, or (iii) the early termination of the Agreement as to all Aircraft prior to the scheduled expiration of the Agreement (the “[***] CRJ-200 Transfer Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not a [***] CRJ-200 Transfer Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Twelve Effective Date. For the avoidance of doubt, the parties acknowledge and agree that with respect to all Aircraft other than the [***] CRJ-200 Transfer Aircraft, the term of the Agreement expires on the [***] anniversary of the Effective Date of the Agreement or such other date as set forth in an amendment to the Agreement entered into by the parties prior to the Amendment Number Twelve Effective Date, unless any such Aircraft is removed earlier than such date in accordance with the terms and conditions of the Agreement or as otherwise agreed by amendment to this Agreement after the Amendment Number Twelve Effective Date.”

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B.Exhibit A to Amendment Twelve is hereby deleted in its entirety and replaced with the Exhibit A attached to this Amendment.

C.The parties acknowledge and agree that the Base Rate Costs applicable to the [***] CRJ- 200 Transfer Aircraft shall be subject to [***]. From and after [***], the provision of Sections 2.D(iii) and (iv) of Amendment Twelve shall not apply with respect to the [***] CRJ 200 Transfer Aircraft. For the avoidance of doubt, from and after [***] the [***] CRJ-200 Transfer Aircraft shall be subject to the payment of the Block Hour Payment provided for in Section 3.D. of the Agreement.

D.The parties shall promptly amend each of the [***] CRJ-200 Transfer Aircraft Subleases (as such term is defined in Amendment Twelve) to modify the term thereof to expire on the earlier of [***]. For the avoidance of doubt, with respect to [***] CRJ-200 Aircraft with Scheduled Removal Dates occurring after the initial Term of the Agreement, Delta shall not have the right to extend or otherwise renew the Term of the Agreement as to such aircraft.

E.As to each of the [***] CRJ-200 Transfer Aircraft (as defined in Amendment Twelve), with respect to Delta Connection Flights operated by such aircraft from and after such aircraft’s respective Cost Change Date set forth Exhibit A attached to this Amendment, [***].

3.Certain Matters relating to [***] CRJ-200 Aircraft.

A.Certain Matters Relating to Engines

(i)With respect to the engines identified in Section 1 of Exhibit B attached hereto (each, an “Extended CRJ-200 Aircraft Engine”), notwithstanding Section 3.A.(ii) of the Agreement, the parties acknowledge and agree that effective as of the respective Cost Change Dates set forth on Exhibit B, the Engine Maintenance Expense for each of the Extended CRJ-200 Aircraft Engines shall not be a Pass Through Cost. In lieu of such Pass Through Costs, Delta shall pay Operator an amount equal to (i) for the calendar year 2018, [***], (ii) for the calendar year [***], and (iii) for the calendar year [***], $[***], in each case, for each departure of a “Lease Extension CRJ-200 Aircraft” (as defined in Section 3.B below) that operates within the Delta Connection Program from and after the applicable Cost Change Date (for purposes of this Section 3.A., the “Engine Rate”). The parties acknowledge and agree that the Engine Rate shall be applied per actual departure of each such applicable Lease Extension CRJ-200 Aircraft and not per actual engine departure. [***].

With respect to any Extended CRJ-200 Aircraft Engine after its respective Cost Change Date that is no longer operating on an Aircraft, Operator shall promptly provide a replacement engine and such engine shall become an Extended CRJ-200 Aircraft Engine in lieu of the removed Extended CRJ-200 Aircraft Engine. Operator shall promptly provide to Delta the engine serial number of the removed Extended CRJ- 200 Aircraft Engine and the engine serial number of the replacement Extended CRJ-200 Aircraft Engine. After its Cost Change Date, each Extended CRJ-200 Aircraft Engine shall be operated on an Aircraft during the entirety of such Extended CRJ-200 Aircraft Engine’s term under the Agreement.

(ii)Notwithstanding anything in the Agreement to the contrary, the parties acknowledge and agree that any cycles operated by an Extended CRJ-200 Aircraft Engine on or after the applicable Cost Change Date shall not be considered cycles arising under the Delta Connection Program.

(iii)The parties shall perform an Engine LLP Reconciliation on each of the engines set forth in Section 2 of Exhibit B (each, a “Reconciliation Engine”) as of either (a) the removal of such engine from the scope of the Agreement or (b) if a Cost Change Date for such Reconciliation Engine is

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set forth in Section 1 of Exhibit B, the Cost Change Date for such Reconciliation Engine. Such Engine LLP Reconciliation shall be performed in the manner set forth in Exhibit A to Amendment Nine and shall assume that as of such removal date or Cost Change Date, as applicable, (y) Operator returned such Reconciliation Engine to its respective lessor, and (z) Operator paid to or received from such lessor the equivalency payment contemplated within the applicable lease agreement with respect to the applicable Reconciliation Engine based on the number of actual cycles remaining on the LLP components of such Reconciliation Engine that as of its lease expiration date or Cost Change Date, as applicable, are above or below the lease return conditions within such lease agreement (such equivalency payments, the “Equivalency Amount”). The parties acknowledge the Reconciliation Engines shall be as set forth in Section 2 of Exhibit B and agree that the Equivalency Amounts applicable to the Reconciliation Engines shall be as set forth in Section 2 of Exhibit B.

B.The parties acknowledge and agree that, notwithstanding anything in the Agreement to the contrary, commencing as of (y) the date SkyWest purchases or (z) the effective date of a lease extension of the respective [***] CRJ-200 Aircraft (together with their respective associated engines) as set forth in Section 1 of Exhibit B attached hereto and incorporated herein (each, an “Lease Extension CRJ-200 Aircraft”), the Aircraft Rent/Ownership Costs with respect to each of the Lease Extension CRJ- 200 Aircraft for so long as such aircraft is an Aircraft under the Agreement shall be (i) as to any Lease Extension CRJ-200 Aircraft that is purchased by Operator, [***] per month, effective as of the date Operator purchases such Lease Extension CRJ-200 Aircraft, or (ii) as to any Lease Extension CRJ-200 Aircraft that Operator operates pursuant to a lease extension, Operator’s actual monthly lease rate, provided in no event shall such monthly lease rate exceed [***] per month (in each case of (i) and (ii), prorated on a daily basis for partial months).

4.Addition of [***] CRJ-200 Aircraft.

A.Pursuant to Section 1.A.(iii) of the Agreement, the [***] CRJ-200 regional jet aircraft set forth on Exhibit C attached hereto and incorporated herein (the “Additional [***] Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Operator shall make each Additional [***] Aircraft available to be placed into service within the Delta Connection Program no later than such aircraft’s respective In-Service Date set forth on Exhibit C. The term for which each such Additional [***] Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective actual in-service date (which date shall be no earlier than the applicable In-Service Date set forth on Exhibit C) and terminate upon the earlier of [***] (such period, with respect to each Additional 2017 Aircraft, the “Additional 2017 Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not an Additional [***] Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Twenty-Three Effective Date. For the avoidance of doubt, the parties acknowledge and agree that with respect to all Aircraft other than the Additional 2017 Aircraft, the term of the Agreement expires on the [***] anniversary of the Effective Date of the Agreement or such other date as set forth in an amendment to the Agreement entered into by the parties prior to the Amendment Number Twenty-Three Effective Date, unless any such Aircraft is removed earlier than such date in accordance with the terms and conditions of the Agreement. [***].

B.Notwithstanding anything in the Agreement to the contrary, the Base Rate Costs to be applied to the Additional [***] Aircraft during their respective Additional [***] Aircraft Terms shall be the Base Rate Costs set forth in Exhibit B of the Agreement, as amended from time to time. Delta and Operator hereby agree that for purposes of determining the Base Rate Costs payable with respect to the Additional [***] Aircraft, the total block hours, flight hours, and departures flown by Operator utilizing

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the Additional [***] Aircraft under the Agreement shall be allocated among all CRJ-200 Aircraft covered under the Agreement, including the Additional [***] Aircraft, on a pro rata CRJ-200 Aircraft basis.

C.The Aircraft Rent/Ownership Costs with respect to (i) the Additional [***] Aircraft with FAA registration numbers [***] (the “Delta-Controlled Additional [***] Aircraft”) shall be [***] per month; and (ii) any Additional [***] Aircraft that is not a Delta-Controlled Additional 2017 Aircraft shall be [***] per month (prorated on a daily basis for partial months).

D.[***]. Operator shall place each Additional [***] Aircraft in the Delta Connection livery and interior standards as in effect as of the Amendment Number Twenty-Three Effective Date including, without limitation, cabin carpets, seat belts, seat covers, curtains, seat track covers, bin strips (if applicable) and laminates (collectively, the “Interior Standards”).

E.With respect to Delta-Controlled Additional [***] Aircraft, on or before the applicable In-Service Date set forth on Exhibit C for such aircraft and throughout the applicable Additional [***] Aircraft Term for such aircraft, Delta shall provide to Operator by lease agreement [***] engines suitable for operation of such aircraft in manner consistent with past practice between the parties under the Agreement.

F.Certain Matters Relating to Engines.

(i)With respect to the engines identified in Exhibit D attached hereto (each, an “Additional CRJ-200 [***] Aircraft Engine”), notwithstanding Section 3.A.(ii) of the Agreement, the parties acknowledge and agree that effective as of the respective actual in service date within the Delta Connection Program of the Additional CRJ-200 [***] Aircraft Engine, the Engine Maintenance Expense for each of the Additional CRJ-200 [***] Aircraft Engines shall not be a Pass Through Cost. In lieu of such Pass Through Costs, Delta shall pay Operator an amount equal to (i) during the calendar year [***], [***], (ii) during the calendar year [***], [***], (iii) during calendar year [***], $[***], and (iv) during calendar year [***], $[***], in each case, for each departure of an Additional [***] Aircraft that operates within the Delta Connection Program during the applicable calendar year (for purposes of this Section 4.F., the “Engine Rate”). The parties acknowledge and agree that the Engine Rate shall be applied per actual departure of each such applicable Aircraft and not per actual engine departure. [***].

With respect to any Additional [***] CRJ-200 Aircraft Engine that is no longer operating on an Aircraft, Operator shall promptly provide a replacement engine and such engine shall become an Additional [***] CRJ-200 Aircraft Engine in lieu of the removed Additional [***] CRJ-200 Aircraft Engine. Operator shall promptly provide to Delta the engine serial number of the removed Additional [***] CRJ-200 Aircraft Engine and the engine serial number of the replacement Additional [***] CRJ-200 Aircraft Engine. Each Additional CRJ-200 [***] Aircraft Engine shall be operated on an Aircraft during the entirety of such Additional CRJ-200 [***] Aircraft Engine’s term under the Agreement.

(ii)[***]

G.[***]

H.With respect to the Additional [***] Aircraft with FAA registration number [***], Operator shall place, [***] such aircraft in the Delta Connection livery and interior standards as in effect as of the Amendment Number Twenty-Three Effective Date [***]. Delta shall determine, in its sole discretion, the interior standards workscope applied to such Aircraft; provided, in no event shall such

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workscope exceed the livery and interior standards as in effect as of the Amendment Number Twenty- Three Effective Date.

5.Certain Matters relating to [***] CRJ-200 Aircraft.

A.Notwithstanding Section 3 of Amendment Number Twenty-One to the Agreement dated as of December 1, 2016 (“Amendment Number Twenty-One”), [***] the Scheduled Removal Dates applicable to the Aircraft with FAA registration numbers [***] shall be as set forth on Exhibit E attached hereto and incorporated herein [***].

B.Notwithstanding anything in the Agreement to the contrary, the Aircraft with FAA registration numbers [***] shall each be removed from the scope of the Agreement on [***].

C.Notwithstanding the Scheduled Removal Dates set forth in Exhibit D to Amendment Number Twenty-One, the Aircraft with FAA registration number [***] (listed as [***] TBD on Exhibit D to Amendment Number Twenty-One) shall be removed from the scope of the Agreement on [***], the Aircraft with FAA registration number [***] (listed as [***] TBD on Exhibit D to Amendment Number Twenty-One) shall be removed from the scope of the Agreement on [***] and the Aircraft with FAA registration number [***] (listed as [***] TBD on Exhibit D to Amendment Number Twenty-One) shall be removed from scope of the Agreement on [***]. Effective [***] the Base Rate Costs applicable to the Aircraft marked as “[***] TBD” shall be the Base Rate Costs set forth in Exhibit B of the Agreement, as amended from time to time.

6.Prorate Flying for certain CRJ200 Aircraft. Delta agrees to consider SkyWest’s request to remove [***] CRJ200 Aircraft from the scope of the Agreement commencing as of [***] and to thereafter operate such aircraft pursuant to the terms of the prorate agreement between Operator and Delta.

7.Additional CRJ-200 Aircraft in July [***]. The parties acknowledge and agree that (i) Operator operated pursuant to the Agreement [***] additional CRJ-200 aircraft during the period commencing on [***] and ending on [***] and (ii) [***] additional CRJ-200 aircraft during the period commencing [***] and ending on [***] (each, a “[***] CRJ-200 Aircraft”). The parties further acknowledge and agree that the [***] CRJ-200 Aircraft shall be subject to the terms and conditions set forth in Section 9 of Amendment Number Twenty-One to the Agreement for the entirety of their respective terms under the Agreement, as set forth above.

8.Aircraft and Engine Substitution.

Upon Operator providing Delta no less than [***] days’ prior written notice, solely with respect to the Additional [***] Aircraft (excluding all Delta-Controlled Additional [***] Aircraft), the Removed CRJ-200 Aircraft (as defined in Amendment Number Twenty-One) and [***] CRJ-200 Additional Aircraft (as defined in Amendment Number Twenty-One), the parties acknowledge and agree that Operator may from time to time substitute an aircraft, airframe or engine not then subject to the terms of the Agreement (any such substitute aircraft, airframe or engine, a “Substitute Item”) for an aircraft, airframe or engine then subject to the Agreement to accommodate efficiencies in operation by Operator (any such aircraft, airframe or engine subject to the Agreement, a “Substituted Item”); provided, however, in no event shall (i) the substitution of any Substitute Item for a Substituted Item increase the Direct Costs payable by Delta under the Agreement; (ii) SkyWest substitute an engine for which Delta pays SkyWest Engine Maintenance Expense as a Pass-Through Cost in place of an engine for which Delta pays SkyWest Engine Maintenance Expense as a Base Rate Cost and (iii) any Engine LLP Reconciliation be performed upon the removal of any Removed CRJ-200 Aircraft. Any such Substitute Item shall equal, in

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all material respects, the Substituted Item and shall during the period of operation in substitution for such Substituted Item pursuant to the terms of the Agreement be subject to all the terms and conditions of Substituted Item as set forth in the Agreement. In connection with the monthly reconciliation process contemplated in Section 3.E of the Agreement, Operator shall identify the Substitute Item and the applicable Substituted Item and the period of substitution. For the avoidance of doubt, nothing in this Section 8 shall be deemed a waiver by Delta of the covenants and obligations of Operator set forth in Section 19.B. of the Agreement.

9.Miscellaneous.

A.This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ W.P. Lentsch

Name:	Wade Steel	Name:	W.P. Lentsch

Title:	CCO	Title:	SVP-Delta Connection

Date:	2/21/2018	Date:	2/21/2018

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EXHIBIT A

[***] CRJ-200 Transfer Aircraft

[***]

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EXHIBIT B

[***]

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EXHIBIT C

[***]

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EXHIBIT D

[***]

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EXHIBIT E

[***]

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AMENDMENT NUMBER TWENTY-FOUR to
AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Twenty-Four (this “Amendment”), dated effective as of May 31, 2018 (“Amendment Number Twenty-Four Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St.

George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Certain Matters relating to [***] CRJ-900 Aircraft.

A.Notwithstanding Section 2.H. of Amendment Number Two to the Agreement dated effective as of January 1, 2008 (“Amendment Number Two), the respective CRJ-900 Replacement Terms (as defined in Amendment Number Two) with respect to each of the CRJ-900 Replacement Aircraft (as defined in Amendment Number Two) shall expire on the earlier of [***].

B.Effective as of Amendment Number Twenty-Four Effective Date, through and including [***], the Base Rate Costs applicable to each CRJ-900 Replacement Aircraft shall be the rates as provided in Exhibit B-1 to Amendment Number Nine to the Agreement dated as of August 1, 2012 [***].

3.Miscellaneous.

A.The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not a CRJ-900 Replacement Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Twenty-Four Effective Date. For the avoidance of doubt, the parties acknowledge and agree that with respect to all Aircraft other than the CRJ-900 Replacement Aircraft, the term of the Agreement expires on the [***] anniversary of the Effective Date of the Agreement or such other date as set forth in an amendment to the Agreement entered into by the parties prior to the Amendment Number Twenty-Four Effective Date, unless any such Aircraft is removed earlier than such date in accordance with the terms and conditions of the Agreement or as otherwise agreed by amendment to this Agreement after the Amendment Number Twenty-Four Effective Date.

B.This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

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C.The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

D.Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ W.P. Lentsch

Name:	Wade Steel	Name:	W.P. Lentsch

Title:	CCO	Title:	SVP-Delta Connection

Date:	5/31/18	Date:	6/1/18

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EXHIBIT A

CRJ-900 Replacement Aircraft

[***]

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AMENDMENT NUMBER TWENTY-FIVE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Twenty-Five (this “Amendment”), dated effective as of June 19, 2018 (“Amendment Number Twenty-Five Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement;

WHEREAS, the Parties desire to amend certain provisions of the Agreement to reflect the agreement as related to certain aircraft manufactured by Bombardier Inc. (“Bombardier”); and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Addition of [***] Bombardier CRJ-900 Aircraft and Removal of [***] Bombardier CRJ- 700 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, the [***] Bombardier CRJ-900 regional jet aircraft configured with [***] passenger seats set forth in Exhibit A attached hereto (the “[***] CRJ-900 Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Subject to Delta delivering to Operator the respective [***] CRJ-900 Aircraft as contemplated in this Amendment, Operator will place each of the [***] CRJ-900 Aircraft into service within the Delta Connection Program no later than each respective Scheduled In-Service Date as set forth in Exhibit A attached hereto.

Delta or an affiliate of Delta shall lease or sublease to Operator pursuant to an aircraft lease or sublease agreement (as applicable) in form and substance mutually agreeable to the parties (and Delta’s affiliate, if applicable), each of the [***] CRJ-900 Aircraft (each, a “CRJ-900 Aircraft Lease”), in each case commencing as of the applicable [***] CRJ-900 Aircraft delivery date as provided in Exhibit A attached hereto (each, a “[***] CRJ-900 Aircraft Delivery Date”). The CRJ-900 Aircraft Lease shall provide, at a minimum, as follows: (i) any lease payments shall be abated in the manner provided in that certain Lease Agreement [***] between Delta and Operator dated as of May 6, 2013 and (ii) the basic term of the lease shall be from the applicable [***] CRJ-900 Aircraft Delivery Date until the [***] anniversary date of the applicable [***] CRJ-900 Aircraft’s “Actual In-Service Date” (as defined below), unless otherwise terminated as provided in such lease.

B.

Notwithstanding anything in the Agreement to the contrary, the term for which each [***] CRJ-900 Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective actual in-service date of operating Delta Connection Flights (the “Actual In-Service Date”) and terminate upon the

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earlier of [***] (each such period, and any extension or renewal terms, an “[***] CRJ-900 Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not an [***] CRJ-900 Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Twenty- Five Effective Date. Except as set forth in Section 2.C. below, Delta shall have no obligation to pay or reimburse Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with each [***] CRJ-900 Aircraft prior to the Actual In-Service Date of such [***] CRJ-900 Aircraft.

Notwithstanding the provisions of Article 11.A of the Agreement, Delta’s extension rights with respect to the term of each [***] CRJ-900 Aircraft shall be limited to up to [***] additional [***] terms subject to the terms and conditions set forth in this Clause 2.B. Any such extension will require (i) [***] prior written notice from Delta to Operator prior to the expiration of the initial term or the subsequent extension term, as the case may be, of the applicable [***] CRJ-900 Aircraft and (ii) the execution and delivery of a mutually agreed upon extension agreement as to the applicable [***] CRJ-900 Aircraft at least [***] prior to the expiration of such initial term or the subsequent extension term, as the case may be, including as to the Direct Costs to be applied during the applicable extension term, each party to negotiate in good faith with respect to such extension agreement.

C.	[***]

Operator shall purchase and ship to Bombardier Aerospace (“Bombardier”), at an address specified by Bombardier, one (1) shipset of galley carts specified by Delta (the “Galley Carts”) for each [***] CRJ-900 Aircraft. Operator shall ensure each Galley Carts shipset is available to Bombardier at Bombardier’s specified address at least [***] prior to the respective scheduled delivery month for each [***] CRJ-900 Aircraft as set forth on Exhibit A. [***].

D.

Removal of [***] Bombardier CRJ-700 Aircraft. (i) Contemporaneous with the Actual In- Service Date of each [***] CRJ-900 Aircraft as an Aircraft under the Agreement, Operator shall remove from service within the Delta Connection Program the applicable CRJ-700 Aircraft, together with [***] General Electric model CF34-8 engines, in each case, identified on Exhibit E hereto (each, a “Removed CRJ-700 Aircraft”). Operator covenants and agrees that it shall not operate any Delta Connection Flights with any [***] CRJ-900 Aircraft prior to the removal of a corresponding Removed CRJ-700 Aircraft. Upon the removal of the Removed CRJ-700 Aircraft from the Agreement as provided above, Delta shall have no further obligations with respect to such Removed CRJ-700 Aircraft with respect to periods following such removal.

[***]

(i)	Certain Matters relating to Engines.

(1)[***].

(2)In lieu of (x) the Engine LLP Reconciliations contemplated in Amendment Nine with respect to the Removed Pass-Through Engines (as defined in Exhibit E attached hereto) and (y) Engine Maintenance Expenses associated with an Overhaul Event (as defined below) with respect to the Overhaul Removed Pass-Through

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Engines (as defined in Exhibit E attached hereto), commencing [***] and ending through and including [***], Delta shall pay Operator in even monthly payments $[***] per month (total of $[***]). Such payment will be paid as part of the monthly Provisioning Payment for the respective months. Operator agrees that costs and expenses associated with an Overhaul Event for the Overhaul Removed Pass-Through Engines shall not be treated as Pass Through Costs. For purposes of this Amendment, (A) with respect to Overhaul Removed Pass-Through Engines with manufacturer serial numbers [***], “Overhaul Event” shall mean a scheduled event to perform an inspection of the combustion section, high pressure turbine and low pressure turbine of such Overhaul Removed Pass-Through Engine and remedy any and all deficiencies found as a result of such inspections, perform the service bulletin to modify or replace the combustion liner dome and replace the fan and low pressure turbine section life limited rotating components with new and (B) with respect to Overhaul Removed Pass-Through Engines with manufacturer serial numbers [***], “Overhaul Event” shall mean a scheduled event to change out all life limited rotating components of such Overhaul Removed Pass- Through Engines.

(3)With respect to the Removed Pass-Through Engines, notwithstanding clauses (1) and (2) of this subclause (ii), Engine Maintenance Expenses other than Engine Maintenance Expenses associated with the applicable Engine Overhaul Event with respect to the applicable Overhaul Removed Pass-Through Engine shall continue to be Pass Through Costs until such time as such engines are removed from the scope of the Agreement [***].

(4)[***]

(5)With respect to the Overhaul Engines (as such term is defined in Amendment Number Twenty-One to the Agreement dated effective December 1, 2016 (“Amendment Twenty-One”)), the parties agree as follows:

(A)	The payments contemplated in this clause (ii) of Section 2.D of this Amendment are in addition to the Monthly Engine Operating Fee (as defined in Amendment Twenty-One).

(B)

If as part of the removal of the Removed CRJ-700 Aircraft, an Overhaul Engine (as defined in Amendment Twenty-One) is also removed from the scope of the Agreement as contemplated in Exhibit E hereto prior to payment in full of the Monthly Engine Operating Fee associated with such Overhaul Engine, then, Delta shall still be obligated to pay Operator the remaining balance of the Monthly Engine Operating Fee with respect to such Overhaul Engine in accordance with the schedule set forth in Section 2 of Amendment Twenty-One.

(ii)In connection with the removal of each of the Removed CRJ-700 Aircraft from the scope of the Agreement, Operator will remove from each Aircraft and deliver to Delta the items set forth on Exhibit F hereto (the “Delta Returned Items”), with such items being returned to Delta in “as is” “where is” condition. The Delta Returned Items will be transported to Delta at such location in the United States as Delta shall designate in writing to Operator. Risk of loss associated with the Delta Returned Items will pass to Delta upon delivery of such Delta Returned Items to the designated shipping company or to Delta,

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whichever occurs first. [***]. Operator shall purchase from Delta any Delta-branded cabin components not returned to Delta for an amount equal to $[***], which shall be paid by Operator to Delta in the form of a credit against the Base Rate Costs, and such credit is reflected in the Base Rate Costs set forth on Exhibit B attached hereto. For avoidance of doubt, as between Operator and Delta, all other items attached to the Removed CRJ-700 Aircraft shall remain the property of Operator. In connection with the foregoing, Operator shall execute such other documents relating thereto as Delta shall reasonably request.

E.	(i) The Base Rate Costs to be applied to the [***] CRJ-900 Aircraft for the entirety of their respective [***] initial terms, [***] shall be as set forth in Exhibit B attached hereto. [***].

(ii)  Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the [***] CRJ-900 Aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for other Aircraft (that are not the [***] CRJ-900 Aircraft) under the Agreement are already included as part of the Base Rate Costs for the [***] CRJ-900 Aircraft set forth in Exhibit B attached hereto. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties in accordance with, and subject to, the terms and conditions set forth in Exhibit C attached hereto. Operator and Delta each acknowledge and agree that (y) the performance levels provided for in Exhibit C shall be applicable only for the purposes of determining the corresponding incentive payments and/or penalties provided for in Exhibit C and may not be used for purposes of Section 11(E)(1)(v) of the Agreement and (z) Operator’s unadjusted completion rate of the Delta Connection Flights scheduled to be operated by Operator with the [***] CRJ-900 Aircraft will be included in Operator’s completion rate under the Agreement for purposes of Section 11(E)(1)(v) of the Agreement. Delta and Operator covenant and agree to meet and discuss, in good faith, potential adjustments to the performance metrics and performance incentives and penalties applied to the [***] CRJ-900 Aircraft. Delta and Operator acknowledge and agree that such performance metrics and performance incentives and penalties, when mutually agreed, shall be applied to the [***] CRJ-900 Aircraft in lieu of the performance metrics and performance incentives and penalties set forth in Exhibit C.

(iii)  With respect to each [***] CRJ-900 Aircraft engine serial number (ESN) set forth on Exhibit A attached hereto (the “Delivery Date BBD900 Engines”) and [***] engines identified in Exhibit D attached hereto (each, a “Spare BBD900 Engine”, and collectively with the Delivery Date BBD900 Engines, the “BBD900 Engines”), “Engine Maintenance Expense” as defined in Section 3.A.(ii)(1) of the Agreement for the BBD900 Engines shall be treated as Pass Through Costs in accordance with the terms of the Agreement.

Subject to Delta’s prior written consent, such consent not to be unreasonably withheld or delayed, Operator may remove and, if necessary, replace a BBD900 Engine as a result of damage or destruction of such engine. In such event Exhibit A or Exhibit D hereto shall be amended to reflect such removal and replacement, if applicable.

(iv)  As to the [***] CRJ-900 Aircraft only, the first sentence in the fifth paragraph of Section 3.E. of the Agreement shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the [***] CRJ-900 Aircraft, or any of the Delta Connection Flights scheduled to be operated by any of the [***] CRJ-900 Aircraft, due to a strike, labor dispute or work stoppage; provided, in each such case that such event is

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substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs or any other amounts in connection with such non-operated [***] CRJ-900 Aircraft and Delta Connection Flights.”

(v)  [***]

(vi)  Notwithstanding the provisions of Article 1.D. of the Agreement, Delta shall use commercially reasonable efforts to schedule the [***] CRJ-900 Aircraft in the geographic area in which the Removed CRJ-700 Aircraft operated prior to the removal of such Aircraft from the Agreement. If to a substantially material degree, the [***] CRJ-900 Aircraft are scheduled to operate outside the geographic area in which the Removed CRJ-700 Aircraft operated prior to the removal of such Aircraft from the Agreement, such action shall not be a breach of the Agreement; provided, however, in any such event Delta and Operator will negotiate in good faith on an appropriate economic adjustment (up or down) to the Direct Costs solely to account for the geographic area in which the [***] CRJ-900 Aircraft are scheduled to operate.

F.

Delta shall select the vendor(s) to perform and complete all off-wing maintenance work associated with the Delivery Date BBD900 Engines and Spare BBD900 Engines in Delta’s sole and absolute discretion; provided, such vendor(s) does not interfere with the operational standards or performance requirements of Operator. Operator shall select the vendor(s) to perform all other maintenance work associated with the 2018 CRJ-900 Aircraft in Operator’s sole discretion.

G.	Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the 2018 CRJ-900 Aircraft.

[***]

3.Removal of [***] CRJ-900 Aircraft.

A.

In connection with the preparation and delivery of the final monthly schedule for the [***] CRJ-900 Aircraft (each such monthly schedule, the “Final Monthly BBD900 Schedule”), if after delivery of such schedule by Delta to Operator, Operator informs Delta in writing that Operator cannot fully operate the Final Monthly BBD900 Schedule for such month for any reason that is substantially within the control of Operator (including, without limitation, crew availability) and Operator requests the removal or cancellation of scheduled flights (such requested removals and cancellations, “Operator Controlled Cancellations”) or if Delta, after consultation with Operator, in good faith believes Operator cannot fully operate the Final Monthly BBD900 Schedule for such month and Delta removes or cancels scheduled flights as result thereof (such removals and cancellations, “Delta Cancellations”), then, Delta shall have the right to remove from the terms of the Agreement (as modified by this Amendment) for the applicable month(s) at issue (or, at Delta’s sole election, on a permanent basis), [***] (any such [***] CRJ-900 Aircraft so removed, a “Removed [***] CRJ-900 Aircraft”). Delta shall provide written notice of such removal (temporary or permanent) within [***] after receipt of the written notice of Operator Controlled Cancellations with respect to Operator Controlled Cancellations or, with respect to Delta Cancellations, within [***] after delivery of the Final Monthly Schedule, whichever is applicable. With respect to any permanently removed Removed [***] CRJ-900 Aircraft, the applicable CRJ-900 Aircraft Lease shall terminate [***] after receipt of notice from

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Delta to Operator that such Removed [***] CRJ-900 Aircraft has been removed from the Agreement on a permanent basis. In addition, with respect to Removed [***] CRJ-900 Aircraft (temporary or permanent), Delta will have no obligation to pay Operator any Direct Costs associated with such aircraft for the period of removal and such aircraft and the cancelled flights associated therewith, including Operator Controlled Cancellations, Delta Cancellations and cancelled flights between the effective date of removal of any Removed [***] CRJ-900 Aircraft and the reinstatement of such Removed [***] CRJ-900 Aircraft into the scope of the Agreement (if applicable), shall be excluded from the calculation of any incentives and penalties as provided in Exhibit C; [***]. In determining the number of [***] CRJ-900 Aircraft that may be removed, fractions will be rounded up or down to the nearest whole number, with a number [***] being rounded down to the nearest whole number. For the avoidance of doubt, with respect to Operator Controlled Cancellations and Delta Cancellations associated with any [***] CRJ-900 Aircraft that is not removed, temporarily or permanently, from the terms of the Agreement pursuant to this Section 3.A, all such cancellations shall be considered non-completed flights for purposes of the calculation of any incentives and penalties as provided in Exhibit C. Except as otherwise provided in clauses (C) and (D) below, if Delta fails to provide the termination notice with respect to the applicable Operator Controlled Cancellations or Delta Cancellations as contemplated above, as to such cancellation, Delta shall have waived its right to terminate the Agreement as to the respective [***] CRJ-900 Aircraft as provided in this clause (A).

B.

In preparing the Final Monthly BBD900 Schedule, such schedule shall take into account scheduled maintenance for the [***] CRJ-900 Aircraft and, if applicable, the repair time for damaged [***] CRJ-900 Aircraft and accordingly, such aircraft shall not be available for scheduling during the maintenance or repair period, as applicable. For avoidance of doubt, the terms of this Section 3 shall not permit the removal (temporary or permanent) of any [***] CRJ-900 Aircraft from the terms of this Agreement as a result of scheduled maintenance and repair time; provided, however, notwithstanding the foregoing, if Operator is unable to operate any of the [***] CRJ-900 Aircraft, or any of the Delta Connection Flights, due to an [***] CRJ-900 Aircraft being damaged and such damage was due to an event that was substantially within the control of, or caused by, some action or inaction of Operator, Delta shall not be obligated to pay Operator any Direct Costs, or any other amounts, in connection with such non-operated [***] CRJ-900 Aircraft and Delta Connection Flights during the period that Operator is unable to operate such damaged [***] CRJ-900 Aircraft or the Delta Connection Flights [***].

C.

If one [***] CRJ-900 Aircraft are removed on a temporary basis from the Agreement for [***] over any [***] rolling period, then either Delta or Operator shall, upon [***] prior written notice to the other party, have the right to remove on a permanent basis from the terms of the Agreement the number of [***] CRJ-900 Aircraft that have been so removed for such [***] period.

D.

If [***] or more [***] CRJ-900 Aircraft are permanently removed from the terms of this Agreement as provided in this Section 3, then, Delta may, upon [***] prior written notice to Operator, have the right to remove all, but not less than all, remaining [***] CRJ-900 Aircraft from the terms of the Agreement. If [***] or more [***] CRJ-900 Aircraft are permanently removed from the terms of this Agreement as provided in this Section 3, then, Operator may, upon [***] prior written notice to Delta, have the right to remove all, but not less than all, remaining [***] CRJ-900 Aircraft from the terms of the Agreement. If either party exercises its right to remove the remaining [***] CRJ-900 Aircraft from the terms of

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the Agreement as provided in this Section 3.D, the parties shall determine a mutually agreed upon wind-down schedule with respect to the remaining [***] CRJ-900 Aircraft, provided in no event shall such wind-down schedule be longer than [***] after delivery of the election notice required by this Section 3.D.

E.

If [***] or more [***] CRJ-900 Aircraft are, in each case, not available to be placed into service with the Delta Connection Program as contemplated by this Amendment more than [***] after their respective Scheduled-In Service Dates and each such delay is due to an event that was substantially within the control of, or caused by, some action or inaction of Operator or an affiliate of Operator (including, as a result of a crew shortage), then, such unavailability shall be a material breach of the Agreement by Operator and Delta may exercise any and all of its rights and remedies to which it may be entitled with respect to such material breach in accordance with the Agreement, excluding the right to terminate the Agreement pursuant to Section 11.C. of the Agreement. In addition to such rights and remedies, Delta shall also have the right, but not the obligation, upon written notice to Operator to remove all [***] CRJ-900 Aircraft from the terms of the Agreement. In such event, the parties shall determine a mutually agreed upon wind-down schedule with respect to the 2018 CRJ-900 Aircraft then subject to the Agreement, provided in no event shall such wind-down schedule be longer than [***] after delivery of the foregoing election notice. The foregoing termination right must be exercised within [***] following the end of the [***] late period of the [***] delayed [***] CRJ-900 Aircraft. Failure by Delta to exercise such right within such [***]-day period shall be deemed a waiver by Delta of its right of termination set forth in this Section 3.E. For purposes of this Section 3.E., any delay attributable to Bombardier (or any supplier of parts, including the engines, incorporated in the [***] CRJ-900 Aircraft) shall not be considered a delay within the control of, or caused by, some action or inaction of Operator or any affiliate of Operator.

F.

With respect to any [***] CRJ-900 Aircraft that are temporarily removed from the Agreement pursuant to Section 3.A above, Operator shall not (i) operate or use any such [***] CRJ-900 Aircraft for itself or on behalf of any third party or (ii) lease, sublease, transfer, sell, assign or otherwise convey any interest into any such [***] CRJ-900 Aircraft to any third party.

4.[***]

5.[***]

6.Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ W.P. Lentsch

Name:	Wade Steel	Name:	W.P. Lentsch

Title:	Chief Commercial Officer	Title:	SVP-Delta Connection

Date:	6/19/18	Date:	6/19/18

[signature page to Amendment Number Twenty-Five]

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EXHIBIT A

[***] CRJ-900 Aircraft

[***]

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EXHIBIT B

[***]

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EXHIBIT C

Performance Incentives and Penalties

[***]

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EXHIBIT D

Spare BBD900 Engine

[***]

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EXHIBIT E

Removed CRJ-700 Aircraft

[***]

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EXHIBIT F

[***]

EXECUTION VERSION

AMENDMENT NUMBER TWENTY-SIX to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Twenty-Six (this “Amendment”), dated effective as of January 25, 2019 (“Amendment Number Twenty-Six Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Certain Matters Relating to Additional [***] Aircraft.

A.Exhibit C of Amendment Number Twenty-Three to the Agreement dated as of February 21, 2018, is hereby amended and restated in its entirety as set forth in Schedule 1 attached hereto and incorporated herein.

B.Notwithstanding anything in the Agreement to the contrary (including, without limitation, Section 5 of Amendment Number Twenty-Three), (i) the CRJ-200 Aircraft with FAA registration numbers [***] shall be removed from the scope of the Agreement on [***], (ii) the CRJ-200 Aircraft with FAA registration number [***] shall be removed from the scope of the Agreement on [***], and (iii) the CRJ-200 Aircraft with FAA registration numbers [***] shall not be removed from the scope of the Agreement on [***] and shall each remain as Aircraft under the Agreement.

3.Addition of [***] CRJ-200 Aircraft.

A.Pursuant to Section 1.A. (iii) of the Agreement, the [***] CRJ-200 regional jet aircraft set forth in Exhibit A attached hereto and incorporated herein (the “[***] CRJ-200 Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement. Operator shall make each [***] CRJ-200 Aircraft available to be placed into service within the Delta Connection Program no later than such aircraft’s respective In-Service Date set forth on Exhibit A. The term for which each such [***] CRJ-200 Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions hereof, shall commence on each respective actual in-service date (which date shall be no earlier than the applicable In-Service Date set forth on Exhibit A) and terminate upon [***] (such period, with respect to each [***] CRJ-200 Aircraft, the “[***] CRJ-200 Aircraft Term”).

B.Effective as of the applicable In-Service Date with respect to each of the [***] CRJ-200 Aircraft and thereafter through and including [***] the Base Rate Costs applicable to each [***] CRJ-200 Aircraft shall be the rates set forth on Exhibit B attached hereto and incorporated herein; and thereafter,

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the Base Rate Costs applicable to each [***] CRJ-200 Aircraft shall be determined pursuant to the rate reset contemplated in Section 2.A.(iv) of Amendment Number Nineteen to the Agreement dated as of October 27, 2016 (“Amendment Number Nineteen”). Delta and Operator hereby agree that for purposes of determining the Base Rate Costs payable with respect to the [***] CRJ-200 Aircraft, the total block hours, flight hours, and departures flown by Operator utilizing the [***] CRJ-200 Aircraft shall be allocated among all CRJ-200 Aircraft covered under the Agreement, including the [***] CRJ-200 Aircraft, on a pro rata CRJ-200 Aircraft basis.

C.The Aircraft Rent Ownership Costs with respect to the [***] CRJ-200 Aircraft shall be [***] per month (prorated on a daily basis for partial months).

D.[***] Operator shall place each [***] CRJ-200 Aircraft in the Delta Connection livery and interior standards as in effect as of the Amendment Number Twenty-Six Effective Date including, without limitation, cabin carpets, seat belts, seat covers, curtains, seat track covers, bin strips (if applicable) and laminates (collectively, the “Interior Standards”).

E.Notwithstanding Section 3.A.(ii) of the Agreement, the parties acknowledge and agree that effective as of the respective actual in-service date within the Delta Connection Program of the [***] CRJ-200 Aircraft, the Engine Maintenance Expense for each such [***] CRJ-200 Aircraft shall not be a Pass Through Cost. In lieu of such Pass Through Costs, Delta shall pay Operator an amount equal to (i) for calendar year [***], (ii) for calendar year [***], and (iii) for calendar year [***], in each case, for each departure of a [***] CRJ-200 Aircraft that operates within the Delta Connection Program during the applicable calendar year (for purposes of this Section 3.E., the “Engine Rate”). The parties acknowledge and agree that the Engine Rate shall be applied per actual departure of each such applicable [***] CRJ- 200 Aircraft and no per actual engine departure. [***].

4.[***]

5.Miscellaneous.

A.This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ David Garrison

Name:	Wade Steel	Name:	David Garrison

Title:	CCO	Title:	SVP Delta Connection

Date:	1-25-2019	Date:	January 25, 2019

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SCHEDULE 1

[***]

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EXHIBIT A

[***]

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EXHIBIT B

[***] CRJ-200 Aircraft Base Rate Costs

[***]

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EXHIBIT C

[***]

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AMENDMENT NUMBER TWENTY-SEVEN to
AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Twenty-Seven (this “Amendment”), dated as of January 25, 2019, to be effective as of November 1, 2018 (“Amendment Number Twenty-Seven Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Legacy Aircraft. With respect to the Aircraft identified in Exhibit A hereto (the “Legacy Aircraft”), the parties agree as follows:

A.Base Rate Costs for Period between [***] and [***] for Legacy Aircraft. Notwithstanding the provisions of Section 3(G) of the Agreement and Section 2(A)(iv) of Amendment Number Nineteen to the Agreement dated as of October 27, 2016 (“Amendment Nineteen”), the parties agree as follows:

(i)With respect to the Legacy Aircraft identified in Exhibit A as “Base” under the column heading “Rate Tranche” (such Aircraft, the “Base Reset CRJ Aircraft”), for the period beginning [***] through and including [***] (the “[***] Rate Period”), Operator’s respective Base Rate Costs for such Base Reset CRJ Aircraft shall be as set forth on Exhibit B attached hereto. Such Base Rate Costs shall not apply to any Aircraft other than the Base Reset CRJ Aircraft [***].

(ii)The parties acknowledge and agree that the reset of Operator’s Base Rate Costs for the Base Reset CRJ Aircraft contemplated by this Section 2.A shall not apply to the following Aircraft: (1) the [***] CRJ-700 Aircraft identified in Exhibit A attached hereto as “[***]” under the column heading “Rate Tranche”, (2) the [***] CRJ-900 Aircraft identified in Exhibit A attached hereto with “[***]” under the column heading “Rate Tranche”, (3) the [***] “E175 Aircraft” (as such term is defined in Amendment Fifteen to the Agreement dated October 19, 2015 (“Amendment Fifteen”)), (4) the [***] “E170+ Aircraft” (as such term is defined in Amendment Number Twenty-Two to the Agreement dated September 7, 2017 (“Amendment Twenty-Two”)), and (5) the [***] “[***] CRJ- 900 Aircraft” (as defined in Amendment Number Twenty-Five to the Agreement dated June 19, 2018 (“Amendment Twenty-Five”)). The Base Rate Costs for the foregoing described Aircraft in this clause (ii) shall remain as provided for in the Agreement prior to this Amendment.

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B.Term. Notwithstanding anything in the Agreement to the contrary, the respective Legacy Aircraft shall remain an Aircraft under the Agreement until the date provided for in Exhibit A attached hereto under the column heading “Expiration Date” corresponding to such Legacy Aircraft, unless the Agreement is terminated prior to such date. Notwithstanding Article 11(A) of the Agreement, the Legacy Aircraft shall not be subject to any extensions of the Agreement beyond the applicable “Expiration Date” provided for in Exhibit A attached hereto for such Legacy Aircraft unless otherwise agreed by each of Delta and Operator, in such party’s sole and absolute discretion.

C.[***]

D.Certain Matters Relating to Engines.

(i)With respect to the engines identified in Exhibit E attached hereto (each, a “Fixed Fee CRJ-200 Engine”), notwithstanding Section 3(A)(ii) of the Agreement, the parties acknowledge and agree that effective as of [***] Delta shall pay Operator an amount equal to (i) for the calendar year [***], $[***] and (ii) for the calendar year [***], $[***], in each case, for each departure of a “Fixed Engine Cost CRJ-200 Aircraft” (as defined in Section 2(D)(ii) below) that operates within the Delta Connection Program from and after [***] through and including [***] (for purposes of this Section 2(D), the “Fixed Fee CRJ-200 Engine Rate”). The parties acknowledge and agree that the Fixed Fee CRJ-200 Engine Rate shall be applied per actual departure of each such applicable Fixed Engine Cost CRJ-200 Aircraft and not per actual Fixed Fee CRJ-200 Engine departure and that such fee shall apply notwithstanding that such Fixed Engine Cost CRJ-200 Aircraft may be operated with engines other than the Fixed Fee CRJ-200 Engine. [***].

(ii)For purposes of this Section 2(D), “Fixed Engine Cost CRJ-200 Aircraft” means the Legacy Aircraft identified in Exhibit A attached hereto with “[***]” under the column heading “Engine Rate”.

(iii)With respect to any Fixed Fee CRJ-200 Engine that is no longer operating on an Aircraft at any time after [***], Operator shall promptly provide a replacement engine and such engine shall become a Fixed Fee CRJ-200 Engine in lieu of the removed Fixed Fee CRJ-200 Engine. Operator shall promptly provide to Delta the engine serial number of the removed Fixed Fee CRJ-200 Engine and the engine serial number of the replacement Fixed Fee CRJ-200 Engine. After [***], each Fixed Fee CRJ-200 Engine shall be operated on an Aircraft during the entirety of such Fixed Fee CRJ-200 Engine’s term under the Agreement as set forth in Exhibit E attached hereto.

E.Aircraft Rent/Ownership Costs – Operator Owned/Leased. The parties acknowledge and agree that, notwithstanding anything in the Agreement to the contrary, commencing as of [***], the Aircraft Rent/Ownership Costs of the Legacy Aircraft identified in Exhibit A attached hereto with a “[***]” under the column “Operator Owned/Leased” (such Aircraft, the “Operator Owned/Leased Aircraft”) shall be the monthly amount set forth in Exhibit D attached hereto as to such Legacy Aircraft for the remainder of the period that such Legacy Aircraft is an Aircraft under the Agreement (prorated on a daily basis for partial months) (the “Fixed Rate Ownership Costs”). [***].

With respect to each Operator Owned/Leased Aircraft, from and after the Amendment Twenty- Seven Effective Date, Operator may fully satisfy, pay-off (in whole or in part), refinance, finance, sell and lease-back or otherwise amend the terms of any financings relating to any such Operator

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Owned/Leased Aircraft without notice to, or the consent of, Delta (a “Financing Adjustment Transaction”). [***].

6.Non-Legacy Aircraft. With respect to (i) the [***] “E175 Aircraft” (as such term is defined in Amendment Fifteen), (ii) the [***] “E170+ Aircraft” (as such term is defined in Amendment Number Twenty-Two), and (iii) the [***] “[***] CRJ-900 Aircraft” (as defined in Amendment Number Twenty- Five) (such Aircraft collectively, the “Non-Legacy Aircraft”), the parties agree as follows:

A.Term. The respective Non-Legacy Aircraft shall remain an Aircraft under the Agreement until the date provided for in Exhibit C attached hereto under the column heading “Expiration Date” corresponding to such Non-Legacy Aircraft, unless the Agreement is otherwise terminated prior to such date or Delta exercises the extension rights provided for in Agreement with respect to such Non-Legacy Aircraft.

7.Amendment to Article 11(E)(1)(xi). From and after [***] of the Agreement is amended and restated as follows:

“(xi)     [intentionally omitted].”

8.Amendment to Article 11(F). From and after the Amendment Twenty-Seven Effective Date, Article 11(F) of the Agreement is amended and restated as follows:

“F. [intentionally omitted].”

6.[***]

7.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ David Garrison

Name:	Wade Steel	Name:	David Garrison

Title:	CCO	Title:	SVP Delta Connection

Date:	1-25-2019	Date:	January 25, 2019

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Exhibit A

Legacy Aircraft

[***]

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Exhibit B

Legacy Aircraft – Base Compensation Rates ([***] through and including [***])

[***]

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Exhibit C

Expiration Date – Non-Legacy Aircraft

[***]

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Exhibit D

Aircraft Rent/Ownership Costs – Operator Owned/Lease Legacy Aircraft

[***]

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Exhibit E

Fixed Fee CRJ-200 Engine

[***]

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AMENDMENT NUMBER TWENTY-EIGHT to
AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Twenty-Eight (this “Amendment”), dated effective as of April 10, 2019 (“Amendment Number Twenty-Eight Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Addition of [***] Embraer E175 Aircraft and the Removal of [***] CRJ-900 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, the [***] Embraer E175(G2) (certification designation ERJ 170-200 LR) series regional jet aircraft configured with [***] passenger seats set forth in Exhibit A attached hereto (the “E175(G2) Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Except as provided in Section 3 of this Amendment, Operator shall make each E175(G2) Aircraft available to be placed into service within the Delta Connection Program no later than each respective Scheduled In-Service Date as set forth in Exhibit A attached hereto.

B.

Notwithstanding anything in the Agreement to the contrary, the term for which each E175(G2) Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective actual in-service date of operating Delta Connection Flights (the “Actual In-Service Date”) and terminate upon the earlier of [***] (each such period, and any extension or renewal terms, an “E175(G2) Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not an E175(G2) Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Twenty-Eight Effective Date. Except as set forth in Section 2.D. below, Delta shall have no obligation to pay or reimburse Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with each E175(G2) Aircraft prior to the Actual In-Service Date of such E175(G2) Aircraft.

Notwithstanding the provisions of Article 11.A of the Agreement, Delta’s extension rights with respect to the term of each E175(G2) Aircraft shall be limited to up to [***] additional [***] terms subject to the terms and conditions set forth in this Section 2.B. Any such extension will require (i) at least [***] prior written notice from Delta to Operator prior to the expiration of the initial term or the subsequent extension term, as the case may be, of the

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applicable E175(G2) Aircraft and (ii) the execution and delivery of a mutually agreed upon extension agreement as to the applicable E175(G2) Aircraft at least [***] prior to the expiration of such initial term or the subsequent extension term, as the case may be, including as to the Direct Costs to be applied during the applicable extension term, each party to negotiate in good faith with respect to such extension agreement.

C.

Contemporaneous with the Actual In-Service Date of each E175(G2) Aircraft as an Aircraft under the Agreement, Operator shall remove from service within the Delta Connection Program [***] CRJ-900 aircraft that is an Aircraft subject to the Agreement, together with [***] CF34-8C5 engines (the “Removed CRJ-900 Aircraft”). The Removed CRJ-900 Aircraft (together with the removed CF34-8C5 engines) are set forth in Exhibit A-1 attached hereto. Operator covenants and agrees that it shall not operate any Delta Connection Flights with any E175(G2) Aircraft prior to the removal of a corresponding CRJ-900 Aircraft as provided in this Section 2.C.. In no event shall a Removed CRJ-900 Aircraft operate within the Delta Connection Program on or after the Actual In-Service Date of the corresponding E175(G2) Aircraft without prior written authorization from Delta. Upon the removal of the applicable Removed CRJ-900 Aircraft from this Agreement (together with the [***] CF34- 8C5 engines so removed) as provided in this Section 2.C., Delta shall have no further payment obligations with respect to such removed aircraft or engines with respect to any periods following such removal. Concurrent with the removal of the [***] Removed CRJ- 900 Aircraft, CF34-8C5 engine with manufacturer’s serial number [***] will be removed as a spare engine (the “Removed Spare CF34-8C5 Engine”).

Delta and Operator acknowledge that the engines identified in Exhibit A-1 attached hereto associated with the Removed CRJ900 Aircraft bearing FAA registration numbers [***] are not subject to Engine LLP Reconciliation (as defined in Amendment Nine to the Agreement dated as of August 1, 2012 (“Amendment Nine”)). With respect to the Removed Spare CF34-8C5 Engine and engines identified in Exhibit A-1 attached hereto associated with the [***] Removed CRJ Aircraft other than those aircraft with FAA registration numbers [***], such engines are subject to Engine LLP Reconciliation as contemplated in Amendment Nine (such engines, the “[***] Reconciliation Engines”). Notwithstanding Exhibit A of Amendment Nine, Delta and Operator acknowledge and agree that Exhibit A-2 attached hereto and incorporated herein sets forth the agreed upon Engine LLP Reconciliation with respect to each of the [***] Reconciliation Engines (such amount, the “Agreed Upon Engine LLP Reconciliation Amount”), such amount not to be subject to adjustment hereafter. The Parties agree that the Agreed Upon Engine LLP Reconciliation Amount will be paid as a lump sum payment by Delta to Operator as part of the first Provisioning Payment made by Delta to Operator in [***].

D.	(i) [***]

(ii) E175(G2) Aircraft Configuration. Except as set forth in this Section 2.D.(ii), Operator shall cause Embraer to deliver each of the E175(G2) Aircraft in the configuration specified in Exhibit G attached hereto and incorporated herein. Delta and Operator acknowledge and agree that Delta may elect to add WiFi, on-board ovens, polycarbonate class dividers, Delta- branded placarding, and/or Delta-branded passenger service unit lenses (each, an “Add-On Item”) to the E175(G2) Aircraft, and if Delta makes any such election Operator shall procure each such Add-On Item from a third party vendor selected by Delta in its sole discretion, [***]. Unless Delta notifies Operator that Delta has selected a third party vendor to install any of the Add-On Items on the E175(G2) Aircraft, Operator shall install (or, as to the WiFi

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only, cause a third party vendor to install) the Add-On Items on the E175(G2) Aircraft prior to each such aircraft’s respective Actual In-Service Date [***]. As to the WiFi, installation requires [***]. Accordingly, the references to [***] in Exhibit A hereto and in Section 2(D)(i) above shall, in each case, be increased to [***] if Delta elects to add the WiFi to the E175(G2) Aircraft. Any delay caused by Delta or any such third party vendor selected by Delta with respect to the procurement or installation of any Add-On Item shall (i) be deemed due to an event that was substantially within the control of, or caused by, some action or inaction of Delta for purposes of Section 2.D.(i), and (ii) be deemed principally attributable to an action of Delta for purposes of Section 3.B of this Amendment.

E.	(i) The Base Rate Costs to be applied to the E175(G2) Aircraft for the entirety of their respective [***], shall be as set forth in Exhibit B attached hereto. [***].

(ii)    Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the E175(G2) Aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for other Aircraft (that are not the E175(G2) Aircraft) under the Agreement are already included as part of the Base Rate Costs for the E175(G2) Aircraft set forth in Exhibit B attached hereto. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties in accordance with, and subject to, the terms and conditions set forth in Exhibit E attached hereto. Operator and Delta each acknowledge and agree that (y) the performance levels provided for in Exhibit E shall be applicable only for the purposes of determining the corresponding incentive payments and/or penalties provided for in Exhibit E and may not be used for purposes of Section 11(E)(1)(v) of the Agreement and (z) Operator’s unadjusted completion rate of the Delta Connection Flights scheduled to be operated by Operator with the E175(G2) Aircraft will be included in Operator’s completion rate under the Agreement for purposes of Section 11(E)(1)(v) of the Agreement.

(iii)    With respect to each E175(G2) Aircraft engine serial number (ESN) set forth on Exhibit A attached hereto (the “Delivery Date E175(G2) Engines”) and [***] engines identified in Exhibit F attached hereto (each, a “Spare E175(G2) Engine”, and collectively with the Delivery Date E175(G2) Engines, the “E175(G2) Engines”), “Engine Maintenance Expense” as defined in Section 3.A.(ii)(1) of the Agreement for the E175(G2) Engines shall be as provided in Exhibit C attached hereto; provided, in all events, such costs shall not be treated as a Pass Through Cost but shall be deemed a Base Rate Cost for purposes of the Agreement. [***].

The E175 Engines (as defined in Amendment Number Fifteen to the Agreement dated as of October 19, 2015 (“Amendment Number Fifteen”), the E170+ Engines (as defined in Amended and Restated Amendment Number Twenty-Two dated as of September 7, 2017 (“Amendment Number Twenty-Two”)) and the E175(G2) Engines shall be used only for the operation of any E175 Aircraft (as defined in Amendment Number Fifteen), any E170+ Aircraft (as defined in Amendment Number Twenty-Two) and any E175(G2) Aircraft, in each case, in connection with the Delta Connection Program. Operator shall at all times during the respective E175(G2) Aircraft Term, the E175 Aircraft Term (as defined in Amendment Number Fifteen) and the E170+ Aircraft Term (as defined in Amendment Number Twenty-Two) maintain a sufficient number of Spare E175 Engines (as defined in Amendment Number Fifteen), Spare E170+ Engines (as defined in Amendment Number Twenty-Two) and Spare E175(G2) Engines to operate, as contemplated by this Amendment, all of the E175 Aircraft, E170+ Aircraft and E175(G2) Aircraft under the scope of the Agreement at such time. In the event Operator needs additional spare engines in order to

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maintain a sufficient number of spare engines for the E175 Aircraft, E170+ Aircraft and the E175(G2) Aircraft, upon written notice to Delta, Operator may include additional spare engines as Spare E175 Engines, Spare E170+ Engines or Spare E175(G2) Engines as applicable, under the terms of the Agreement and Exhibit F shall be revised accordingly (and, as necessary, Exhibit F of Amendment Number Fifteen and Exhibit F of Amendment Number Twenty-Two).

Subject to Delta’s prior written consent, such consent not to be unreasonably withheld or delayed, Operator may remove and, if necessary, replace an E175(G2) Engine as a result of damage or destruction of such engine. In such event Exhibit A or Exhibit F hereto shall be amended to reflect such removal and replacement, if applicable.

(iv)     Notwithstanding the definition of Aircraft Rent/Ownership Costs as set forth in Section 3.A.(ii)(2) of the Agreement, with respect to each E175(G2) Aircraft, Aircraft Rent/Ownership Costs shall be as set forth in Exhibit D attached hereto. [***].

(v)     Notwithstanding Exhibit A of Amendment Number Nine, Delta and Operator acknowledge and agree that there shall be no Engine LLP Reconciliation (as defined in Amendment Number Nine) performed with respect to any E175(G2) Engine. Exhibit C to this Amendment sets forth the full and complete payment obligations of Delta to Operator with respect to maintenance of the E175(G2) Engines.

(vi)     As to the E175(G2) Aircraft only, the first sentence in the fifth paragraph of Section 3.E. of the Agreement shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the E175(G2) Aircraft, or any of the Delta Connection Flights scheduled to be operated by any of the E175(G2) Aircraft, due to a strike, labor dispute or work stoppage; provided, in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs or any other amounts in connection with such non-operated E175(G2) Aircraft and Delta Connection Flights.”

(vii)     [***]

(viii)    [***]

(ix)     Notwithstanding the provisions of Article 1.D. of the Agreement, the Delta Connection Flights to be operated by the E175(G2) Aircraft shall be primarily supported by crew and maintenance bases of Operator located at airports in [***]. As of the Amendment Number Twenty-Eight Effective Date, such crew and maintenance bases are as follows: crew bases ([***]), line maintenance bases ([***]) and overnight maintenance bases ([***]). If to a material degree, the E175(G2) Aircraft are scheduled such that the crew and maintenance bases with respect to the E175(G2) Aircraft are not located in such airports, such act or omission shall not be a breach of the Agreement; provided, however, in any such event Delta and Operator will negotiate in good faith to agree on an appropriate economic adjustment (up or down) to the Direct Costs solely to account for the actual bases and/or maintenance bases used to support the Delta Connection Flights to be operated by the E175(G2) Aircraft.

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F.

Notwithstanding the provisions of Article 1.D. of the Agreement, if (i) Delta submits a proposed monthly schedule of Delta Connection Flights to be operated by the E175(G2) Aircraft during such month (each, a “Proposed Monthly E175(G2) Schedule”) which provides for average daily scheduled utilization measured on a calendar month basis in the aggregate for the E175(G2) Aircraft fleet (taking into account scheduled maintenance) available to schedule (“Average E175(G2) Utilization”) greater than an average of [***] per E175(G2) Aircraft [***] during the applicable month of determination (the “Maximum E175(G2) Utilization Level”) and (ii) Operator, after conducting a good faith review and analysis of such Proposed Monthly E175(G2) Schedule and its crew availability for such month, determines, in good faith, that it is unable to operate the Proposed Monthly E175(G2) Schedule as provided by Delta, then, within [***] following receipt of such Proposed Monthly E175(G2) Schedule, Operator shall have the option, upon delivering to Delta written notice, to request a reduction in such scheduled block hours in order to reduce the Average E175(G2) Utilization to the Maximum E175(G2) Utilization Level or a greater utilization level as specified by Operator (an “E175(G2) Schedule Reduction Request”). If Operator does not respond within such [***] period, any such non-response shall be deemed a waiver by Operator of its right to request any schedule reduction with respect to such month’s Proposed Monthly E175(G2) Schedule. Upon receipt of an E175(G2) Schedule Reduction Request, Delta shall amend the Proposed Monthly E175(G2) Schedule initially delivered by Delta to Operator to reduce the Average E175(G2) Utilization reflected in such Proposed Schedule to a level no greater than the Maximum E175(G2) Utilization Level or greater level as specified by Operator and such reduction shall thereafter be reflected in the applicable final monthly schedule for the E175(G2) Aircraft (a “Schedule Reduction”). Flights cancelled due to any such Schedule Reduction shall not be taken into account for any purposes under this Agreement, including, as pertaining to performance goals or other penalties provided for in Exhibit E attached hereto.

G.	[***] Operator shall provide Delta with a written statement of the actual foregoing costs for each E175(G2) Aircraft, together with accompanying support showing reasonable details of such costs. [***]

H.

Operator shall select the vendor(s) to perform and complete all maintenance work associated with the E175(G2) Aircraft (including all E175(G2) Engines and associated parts) in Operator’s sole and absolute discretion; provided, however, if Delta requests Operator to change a vendor performing engine maintenance work with respect to the E175(G2) Engines and if [***], then, Operator will cooperate with Delta with respect to such requested change in vendor for the E175(G2) Engine maintenance.

I.	Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the E175(G2) Aircraft.

[***]

3.Delay

A.	For purposes of this Section 3, the following terms shall have the respective meaning set forth herein:

“Delivery Date” means, as to each E175(G2) Aircraft, the date such aircraft is delivered to Operator by Embraer.

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“EMB Excusable Delay” [***]

“EMB Non-Excusable Delay” [***]

“Excusable Delay Penalty Period” [***]

“Non-Excusable Delay Penalty Period” [***]

“Operator Caused Delay” [***]

“Operator Caused Delay Penalty Period” [***]

“Scheduled Delivery Date” means, as to each E175(G2) Aircraft, the last day of the Scheduled Delivery Month of such aircraft as set forth on Exhibit A hereto.

“Service Delay Penalty Period” [***]

B.

Delays in Actual In-Service Date. Operator hereby agrees to use commercially reasonable best efforts to cause each of the E175(G2) Aircraft to be available to be placed into service within the Delta Connection Program no later than the respective Scheduled In-Service Date (as set forth in Exhibit A hereto). If following the Delivery Date of the respective E175(G2) Aircraft, such aircraft is not placed in service within the Delta Connection Program by such E175(G2) Aircraft’s Scheduled In-Service Date (such E175(G2) Aircraft, a “Delayed In- Service Aircraft”), then, during each day of the Service Delay Penalty Period, Operator shall pay Delta an amount of [***] during the Service Delay Penalty Period; provided, (i) Operator is obligated at such time to pay the full Aircraft Rent/Ownership Costs (disregarding differences in timing as to any such payments under the respective financing documents) with respect to the Delayed In-Service Aircraft, and if not, the amount shall be increased from $[***] to [***] and (ii) Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta. Delta agrees to promptly place into service within the Delta Connection Program in accordance with Delta’s regular scheduling procedures such Delayed In-Service Aircraft following receipt of written certification from Operator that the aircraft is readily available and fit for service within the Delta Connection Program as contemplated by this Amendment. In addition to the foregoing, if the Delayed In-Service Aircraft is not available for service within the Delta Connection Program as contemplated by this Amendment on or before the [***] following its Scheduled Delivery Date, then, after such [***] and continuing until Delta receives written certification described above from Operator that the aircraft is readily available to be placed into service within the Delta Connection Program as contemplated by this Amendment, Delta shall have the right, but not the obligation, to remove such Delayed In-Service Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in such Delayed In-Service Aircraft being available for scheduled service, the foregoing represents Delta’s sole and exclusive remedies attributable to such matters.

C.

Delay in Delivery Caused by an EMB Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175(G2) Aircraft by no later than such E175(G2) Aircraft’s Scheduled Delivery Date. If an E175(G2) Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an EMB Excusable Delay (such E175(G2) Aircraft, an “Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Excusable Delay Penalty Period. Unless otherwise removed from the Agreement as provided below in this

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Section 3.C, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Excusable Delayed Aircraft. In addition to the foregoing, if the Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E175(G2) Aircraft’s Scheduled Delivery Date as a result of an EMB Excusable Delay, then either Party, upon written notice to the other Party delivered within [***] following such [***], may terminate from the scope of the Agreement such Excusable Delayed Aircraft. If either Party fails to give such notice within such [***] period, such Party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Excusable Delayed Aircraft, the foregoing represents, as the each Party, such Party’s sole and exclusive remedy attributable to such matters.

D.

Delay in Delivery Caused by an EMB Non-Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175(G2) Aircraft by no later than such E175(G2) Aircraft’s Scheduled Delivery Date. If an E175(G2) Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an EMB Non-Excusable Delay (such E175(G2) Aircraft, an “Non-Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Non- Excusable Delay Penalty Period; provided, Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta. Unless otherwise removed from the Agreement as provided below in this Section 3.D, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Non-Excusable Delayed Aircraft. In addition to the foregoing, if the Non- Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E175(G2) Aircraft’s Scheduled Delivery Date as a result of an EMB Non- Excusable Delay, then either Party, upon written notice to the other Party delivered within [***] following such [***], may terminate from the scope of the Agreement such Non- Excusable Delayed Aircraft. If either Party fails to give such notice within such [***] period, such Party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Non-Excusable Delayed Aircraft, the foregoing represents, as the each Party, such Party’s sole and exclusive remedy attributable to such matters.

E.

Delay in Delivery Caused by an Operator Caused Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175(G2) Aircraft by no later than such E175(G2) Aircraft’s Scheduled Delivery Date. If an E175(G2) Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an Operator Caused Delay (such E175(G2) Aircraft, an “Operator Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Operator Caused Delay Penalty Period. Unless otherwise removed from the Agreement as provided below in this Section 3.E, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Operator Delayed Aircraft. In addition to the foregoing, if the Operator Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E175(G2) Aircraft’s Scheduled Delivery Date as a result of an Operator Caused Delay, then Delta shall have the right, but not the obligation, to remove such Operator Delayed Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in the delivery of such Operator Delayed Aircraft, the foregoing represents Delta’s sole and exclusive remedy attributable to such matters.

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F.	With respect to any amounts owed to Delta pursuant to this Section 3, Delta shall be entitled to offset or recoup the full amount of any such payments from any subsequent Provisioning Payment.

4.	Removal of E175(G2) Aircraft.

A.

In connection with the preparation and delivery of the final monthly schedule for the E175(G2) Aircraft (each such monthly schedule, the “Final Monthly E175(G2) Schedule”), if after delivery of such schedule by Delta to Operator, Operator informs Delta in writing that Operator cannot fully operate the Final Monthly E175(G2) Schedule for such month for any reason that is substantially within the control of Operator (including, without limitation, crew availability) and Operator requests the removal or cancellation of scheduled flights (such requested removals and cancellations, “Operator Controlled Cancellations”) or if Delta, after consultation with Operator, in good faith believes Operator cannot fully operate the Final Monthly E175(G2) Schedule for such month and Delta removes or cancels scheduled flights as result thereof (such removals and cancellations, “Delta Cancellations”), then, Delta shall have the right to remove from the terms of the Agreement (as modified by this Amendment) for the applicable month(s) at issue (or, at Delta’s sole election, on a permanent basis [***] (any such E175(G2) Aircraft so removed, a “Removed E175(G2) Aircraft”). Delta shall provide written notice of such removal (temporary or permanent) within [***] after receipt of the written notice of Operator Controlled Cancellations with respect to Operator Controlled Cancellations or, with respect to Delta Cancellations, within [***] after delivery of the Final Monthly Schedule, whichever is applicable. With respect to any E175(G2) Removed Aircraft, Delta will [***]. In determining the number of E175(G2) Aircraft that may be removed, fractions will be rounded up or down to the nearest whole number, with a number [***] being rounded down to the nearest whole number. For the avoidance of doubt, (i) with respect to Operator Controlled Cancellations and Delta Cancellations associated with any E175(G2) Aircraft that is not removed, temporarily or permanently, from the terms of the Agreement pursuant to this Section 4.A, all such cancellations shall be considered non- completed flights for purposes of the calculation of any incentives and penalties as provided in Exhibit E and (ii) Schedule Reduction Requests shall not be deemed Operator Controlled Cancellations or Delta Cancellations.

In preparing the Final Monthly E175(G2) Schedule, such schedule shall take into account scheduled maintenance for the E175(G2) Aircraft and, if applicable, the repair time for damaged E175(G2) Aircraft and accordingly, such aircraft shall not be available for scheduling during the maintenance or repair period, as applicable. For avoidance of doubt, the terms of this Section 4 shall not permit the removal (temporary or permanent) of any E175(G2) Aircraft from the terms of this Agreement as a result of scheduled maintenance and repair time; provided, however, notwithstanding the foregoing, if Operator is unable to operate any of the E175(G2) Aircraft, or any of the Delta Connection Flights, due to an E175(G2) Aircraft being damaged and such damage was due to an event that was substantially within the control of, or caused by, some action or inaction of Operator, Delta shall not be obligated to pay Operator any Direct Costs, or any other amounts, in connection with such non-operated E175(G2) Aircraft and Delta Connection Flights during the period that Operator is unable to operate such damaged E175(G2) Aircraft or the Delta Connection Flights.

B.	If [***] or more E175(G2) Aircraft are removed on a temporary basis from the Agreement for [***] over any [***] rolling period, then either Delta or Operator shall, upon [***] prior

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written notice to the other Party, have the right to remove on a permanent basis from the terms of the Agreement the number of E175(G2) Aircraft that have been so removed for such [***] period.

C.

If [***] or more E175(G2) Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Delta may, upon [***] prior written notice to Operator, have the right to remove all, but not less than all, remaining E175(G2) Aircraft from the terms of the Agreement. If [***] or more E175(G2) Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Operator may, upon [***] prior written notice to Delta, have the right to remove all, but not less than all, remaining E175(G2) Aircraft from the terms of the Agreement. If either Party exercises its right to remove the remaining E175(G2) Aircraft from the terms of the Agreement as provided in this Section 4.C, the Parties shall determine a mutually agreed upon wind-down schedule with respect to the remaining E175(G2) Aircraft, provided in no event shall such wind-down schedule be longer than [***] after delivery of the election notice required by this Section 4.C.

D.

If [***] or more E175(G2) Aircraft are, in each case, not available to be placed into service with the Delta Connection Program as contemplated by this Amendment more than [***] after their respective Scheduled-In Service Dates and each such delay is due to an event that was substantially within the control of, or caused by, some action or inaction of Operator or an affiliate of Operator (including, as a result of a crew shortage), then, such unavailability shall be a material breach of the Agreement by Operator and Delta may exercise any and all of its rights and remedies to which it may be entitled with respect to such material breach in accordance with the Agreement. In addition to such rights and remedies, Delta shall also have the right, but not the obligation, upon written notice to Operator to remove all E175(G2) Aircraft from the terms of the Agreement. In such event, the Parties shall determine a mutually agreed upon wind-down schedule with respect to the E175(G2) Aircraft then subject to the Agreement, provided in no event shall such wind- down schedule be longer than [***] after delivery of the foregoing election notice. The foregoing termination right must be exercised within [***] following the end of the [***] late period of the [***] delayed E175(G2) Aircraft. Failure by Delta to exercise such right within such [***] period shall be deemed a waiver by Delta of its right of termination set forth in this Section 4.D.

E.	[***]

F.

With respect to any E175(G2) Aircraft that are temporarily removed from the Agreement pursuant to Section 4.A above, Operator shall not (i) operate or use any such E175(G2) Aircraft for itself or on behalf of any third party or (ii) lease, sublease, transfer, sell, assign or otherwise convey any interest into any such E175(G2) Aircraft to any third party.

5.	Other Amendments.

A.

Non-Legacy Aircraft. The definition of “Non-Legacy Aircraft” and the corresponding term of the Agreement as to such Non-Legacy Aircraft, together with Exhibit C, in each case as provided in paragraph 3 and Exhibit C of Amendment Number Twenty-Seven is hereby deleted and replaced as follows:

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With respect to (i) the [***] “E175 Aircraft” (as such term is defined in Amendment Fifteen), (ii) the [***] “E170+ Aircraft” (as such term is defined in Amendment Number Twenty-Two), (iii) the [***] “[***] CRJ-900 Aircraft” (as defined in Amendment Number Twenty-Five) and the (iv) [***] E175(G2) Aircraft (such Aircraft collectively, the “Non- Legacy Aircraft”), the parties agree that notwithstanding anything in the Agreement to the contrary, the respective Non-Legacy Aircraft shall remain an Aircraft under the Agreement until the date provided for in Exhibit H attached hereto under the column heading “Expiration Date” corresponding to such Non-Legacy Aircraft, unless the Agreement is otherwise terminated prior to such date or Delta exercises the extension rights provided for in Agreement with respect to such Non-Legacy Aircraft.

B.	Amendment Number Fifteen. Amendment Number Fifteen is amended as follows:

(i)

The first paragraph of Section 2.B. of Amendment Number Fifteen is amended by replacing the reference to “the [***] anniversary” in the first paragraph thereof with “the [***] anniversary” and by replacing the reference to “[***]” in Exhibit A attached thereto with “[***]”.

(ii)	The first paragraph of Section 2.B. of Amendment Number Fifteen is further amended by replacing the reference to “additional [***] terms” in the second paragraph thereof with “additional [***] terms”.

(iii)	[***]

C.	Amendment Number Twenty-Two. Amendment Number Twenty-Two is amended as follows:

(i)	Exhibit H of Amendment Twenty-Two is amended by deleting Sections 1.3, 1.4, 1.5 and Section 2 in their entirety, and Section 1.2 shall be amended and restated as follows:

1.2 The aggregate price of such conversion, including all materials, parts and labor is USD $[***] ([***] pricing and subject to escalation as provided in the purchase agreement between Embraer and SkyWest, Inc.) for each E170+ Aircraft that is so converted.

D.Amendment to Certain Base Rate Costs. Effective as of [***], Exhibit B of each of Amendment Number Fifteen and Amendment Number Twenty-Two are hereby amended and restated as provided in Exhibit I-1 and Exhibit I-2 attached hereto, respectively.

E.Certain Engine Maintenance Expenses. With respect to the [***] General Electric CF34- 8C5 model engines bearing manufacturer serial numbers [***] (each, a “[***] Removed CF34- 8C5 Engine”) and available to be used by Operator solely within the Delta Connection Program, Delta and Operator hereby agree that upon the removal of such [***] Removed CF34-8C5 Engine from operation due to maintenance, and such maintenance includes the replacement of expired [***] cycle Life Limited Parts (“LLPs”) (such event, a “SW [***] Event”), notwithstanding Section 3.A.(ii) of the Agreement, Engine Maintenance Expense related to such [***] Removed CF34-8C5 Engine after and including such SW [***] Event shall no longer be a Pass Through Cost. For engine

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maintenance events following and including the SW [***] Event, in lieu of such Pass Through Costs, Delta shall pay operator an amount per actual departure (the “[***] Removed CF34-8C5 Engine Departure Rate”) that each [***] Removed CF34-8C5 Engine operates, as specified on Exhibit J attached hereto. [***].

F.Certain Other Agreements. The Agreement is further amended as follows:

(i)

Delta agrees to use commercially reasonably efforts to discontinue all Delta Connection Flights operated by the E175, E170+ and E175(G2) Aircraft (excluding spoke flight operations from Delta hub or focus city airports) at [***]and to relocate such operations to [***]. From and after [***], if the flight operations of the E175, E170+ and E175(G2) Aircraft (excluding spoke flight operations from Delta hub or focus city airports) at [***] are not discontinued, then Delta and Operator will discuss in good faith an increase in the Base Rate Costs applicable to the E175, E170+ and E175(G2) Aircraft from and after [***] to take into account increased costs incurred by Operator in connection with operating the E175, E170+ and E175(G2) Aircraft at [***].

(ii)

Delta covenants and agrees that if Delta has the right to reposition certain Embraer E170/175 aircraft that currently operate within the Delta Connection Program during the calendar years [***] or [***] without breaching any agreement to which Delta is a party, and provided that Delta intends to continue the operation of such aircraft in the Delta Connection Program (such aircraft, the “Removed EMB Aircraft”), then, Delta will negotiate exclusively with Operator for a period of [***] from the date Delta notifies Operator of such right and intention for the purpose of reaching mutually agreeable terms and conditions relating to Operator’s operation of such Removed EMB Aircraft, each party acting reasonably; provided, the foregoing shall only apply with respect to [***] such Removed EMB Aircraft.

(iii)

In connection with the removal of the Owned Aircraft/Engines, as defined in Amendment Eighteen to the ASA Delta Connection Agreement, from the scope of the ASA Delta Connection Agreement, Operator shall purchase from Delta any Delta-branded cabin components not returned to Delta for an amount equal to $[***], which shall be paid by Operator to Delta in the form of a credit over the term of the Agreement against the Aircraft Month Base Rate Costs, and such credit is reflected in the Aircraft Month Base Rate Costs set forth on Exhibit B attached hereto. For avoidance of doubt, as between Operator and Delta, all other items attached to the Owned Aircraft/Engines shall remain the property of Operator. In connection with the foregoing, Operator or Delta shall execute such other documents relating thereto as the other Party shall reasonably request.

6.Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded [***]

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

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C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.	Delta Air Lines, Inc.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

[signature page to Amendment Number Twenty-Eight]

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EXHIBIT A

Embraer E175(G2) Aircraft

[***]

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EXHIBIT B

E175(G2) Aircraft Base Rate Costs

[***]

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EXHIBIT C

Engine Maintenance Expense

[***]

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EXHIBIT D

E175(G2) AIRCRAFT RENT/OWNERSHIP COSTS

[***]

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EXHIBIT E

Performance Incentives and Penalties

[***]

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EXHIBIT F

Spare E175(G2) Engine

[***]

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EXHIBIT G

E175(G2) Aircraft Configuration

1.	STANDARD AIRCRAFT

The EMBRAER E175(G2) Aircraft (certification designation ERJ 170-200 LR) shall be manufactured according to the Technical Description which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E175(G2) Aircraft will be delivered to Operator as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E175(G2) Aircraft shall be painted according to the Delta Connection colour and paint scheme provided by Delta to Operator, which shall be supplied to Embraer by Operator on or before [***] prior to the first E175(G2) Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colours, i.e., grey BAC707.

The choices of colour and paint scheme made by Operator, at the direction of Delta, shall apply to all E175(G2) Aircraft, unless Operator, at the direction of Delta, provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E175(G2) Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Operator shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E175(G2) Aircraft Contractual Delivery Date (or such later date as Embraer shall agree), of its choice, at the direction of Delta, of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Operator opts, at the direction of Delta, to use different materials and/or patterns, Embraer will submit to Operator, who shall provide the same to Delta, a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Operator, at the direction of Delta, not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Operator, at the direction of Delta, shall apply to all applicable E175(G2) Aircraft. If Operator requires, at the direction of Delta, an interior finishing for any Aircraft that is different from the original one informed to Embraer, Operator shall present a written request to Embraer not less than [***] prior to the relevant E175(G2) Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Operator within [***] from the date such request is received by Embraer. Should Operator, at the direction of Delta, not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Operator.

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3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Operator, at the direction of Delta, may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E175(G2) Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E175(G2) Aircraft for a period related to the delay of the BFE or present the E175(G2) Aircraft to Operator without such BFE, in which case Operator shall not be entitled to refuse acceptance of the E175(G2) Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Operator and installed on the E175(G2) Aircraft by Operator after delivery thereof as BIE.

Notwithstanding the above, Operator shall deliver in DDP conditions (INCOTERMS 2010) to C&D Zodiac one full set of galley inserts (such as coffee makers, water boilers, ovens) for installation solely in the first Aircraft as BFE.

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Exhibit H

Expiration Date – Non-Legacy Aircraft

[***]

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Exhibit I-1

Amended and Restated Exhibit B to Amendment Number Fifteen

E175 Aircraft Base Rate Costs

[***]

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EXHIBIT I-2

Amended and Restated Exhibit B to Amendment Number Twenty-Two

E170+ Aircraft Base Rate Costs

[***]

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EXHIBIT J

[***] Removed CF34-8C5 Engine Departure Rate

[***]

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AMENDMENT NUMBER TWENTY-NINE to
AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Twenty-Nine (this “Amendment”), dated effective as of April 18, 2019 (“Amendment Number Twenty-Nine Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement;

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Addition of [***] Embraer E175 Aircraft.

A.       Aircraft. Pursuant to Section 1.A.(iii) of the Agreement, the [***] Embraer ERJ-175 regional jet aircraft set forth in Exhibit A attached hereto (the “Repositioned Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Subject to Delta delivering to Operator the respective Repositioned Aircraft as contemplated in this Amendment, Operator shall place each of the Repositioned Aircraft into service within the Delta Connection Program no later than each respective Scheduled In-Service Date as determined as provided in Exhibit A attached hereto (the “Repositioned Aircraft Scheduled In-Service Date”).

Delta or an affiliate of Delta shall lease or sublease to Operator pursuant to an aircraft lease or sublease agreement (as applicable) in form and substance mutually agreeable to the parties (and Delta’s affiliate, if applicable), each of the Repositioned Aircraft (each, a “Repositioned Aircraft Lease”), in each case commencing as of the applicable Repositioned Aircraft actual delivery date as provided in Exhibit A attached hereto (each, a “Repositioned Aircraft Delivery Date”). The Repositioned Aircraft Lease shall provide, at a minimum, as follows: (i) any lease payments shall be abated in the manner provided in that certain [***], (ii) the basic term of the lease shall be from the applicable actual Repositioned Aircraft Delivery Date until [***] anniversary date of the applicable aircraft’s Repositioned Aircraft Scheduled In-Service Date, unless otherwise terminated as provided in such lease and (iii) no rent shall be due with respect to each Repositioned Aircraft until such time as such Repositioned Aircraft is included as an Aircraft subject to the terms of the Agreement.

B.       Term. Notwithstanding anything in the Agreement to the contrary, the term for which each Repositioned Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective actual in-service date of operating Delta Connection Flights (the “Actual In-Service Date”) and terminate upon the earlier of [***] (each such period, and any extension or renewal terms, an “Repositioned Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not an Repositioned Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Twenty-Nine Effective Date. Except as set forth in Section 2.C. below, Delta shall have no obligation to pay or reimburse Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with each Repositioned Aircraft prior to the Actual In-Service Date of such Repositioned Aircraft.

[***]

C.       Start-Up Costs.

(i)[***]

(ii)[***]

(iii)[***] Subject to the consent of Delta, such consent not to be unreasonably withheld or delayed, Operator will order the parts associated with the Interior Modifications in advance such that such parts are available [***] prior to the bridging maintenance work contemplated in clause (iv) of this Section 2.C below.

(iv)[***]

(v)Delta shall have the right to review and approve the final workscope and costs, such approval not to be unreasonably withheld or delayed, with respect to each of the foregoing costs and expenses provided for in this Section 2.C. [***]. Operator shall provide Delta with a written statement of the applicable costs for each Repositioned Aircraft [***], together with accompanying support showing reasonable details of such costs. [***].

D.       Base Rate Costs. The Base Rate Costs to be applied to the Repositioned Aircraft for the entirety of their respective Repositioned Aircraft Terms, [***] shall be as set forth in Exhibit B attached hereto. [***].

E.       Block Hour Payment and Incentives and Penalties. Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D. of the Agreement with respect to the Repositioned Aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for certain other Aircraft under the Agreement are included as part of the Base Rate Costs for the Repositioned Aircraft set forth in Exhibit B attached hereto. In connection with Operator’s operation of the Repositioned Aircraft pursuant to the Agreement, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties in accordance with, and subject to, the terms and conditions set forth in Exhibit C attached hereto. Operator and Delta each acknowledge and agree that (y) the performance levels provided for in Exhibit C shall be applicable only for the purposes of determining the corresponding incentive payments and/or penalties provided for in Exhibit C and may not be used for purposes of Section 11(E)(1)(v) of the Agreement and (z) Operator’s unadjusted completion rate of the Delta Connection Flights scheduled to be operated by Operator with the Repositioned Aircraft will be included in Operator’s completion rate under the Agreement for purposes of Section 11(E)(1)(v) of the Agreement. Delta and Operator covenant and agree to meet and discuss, in good faith, potential adjustments to the performance metrics and performance incentives and penalties applied to the Repositioned Aircraft. Delta and Operator acknowledge and agree that such adjusted performance metrics and performance incentives and penalties, when mutually agreed, shall be applied to the Repositioned Aircraft in lieu of the performance metrics and performance incentives and penalties set forth in Exhibit C.

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F.      Certain Matters Relating to Maintenance

(i)With respect to the following items (collectively, the “Repositioned Maintenance Items”):

(a)

each Repositioned Aircraft engine serial number (ESN) set forth on Exhibit A attached hereto (the “Delivery Date Repositioned Engines”) and [***] identified in Exhibit D attached hereto (each, a “Spare Repositioned Engine”, and collectively with the Delivery Date Repositioned Engines, the “Repositioned Engines”);

(b)	the airframes associated with each of the Repositioned Aircraft and identified in Exhibit A hereto (each, a “Repositioned Airframe”);

(c)	the landing gear associated with each of the Repositioned Aircraft and identified in Exhibit A-1 hereto (each, a “Repositioned Landing Gear”); and

(d)	the auxiliary power units associated with each of the Repositioned Aircraft and identified in Exhibit A-1 hereto (each, a “Repositioned APU”);

third party maintenance services will be provided by maintenance services providers selected by Delta as provided in clause (iii) of this Section 2.F (“Delta Selected Maintenance Providers”). In connection therewith, Operator shall enter into maintenance services agreements with such Delta Selected Maintenance Providers with respect to the maintenance of the Repositioned Maintenance Items (each, a “Third Party Maintenance Item Agreement”); provided in no event shall such agreements require Operator to breach existing maintenance agreements relating to the maintenance of aircraft owned or operated by Operator or otherwise agree to terms and conditions not otherwise reasonably consistent with reasonably market terms and conditions.

Subject to Delta’s prior written consent, such consent not to be unreasonably withheld or delayed, with respect to each Repositioned Maintenance Item, Operator may remove and, if necessary, replace any Repositioned Maintenance Item as a result of damage or destruction of such item. In such event Exhibit A, Exhibit A-1 or Exhibit D hereto shall be amended to reflect such removal and replacement, if applicable.

(ii)The Base Rate Costs set forth in Exhibit B attached hereto do not include any costs associated with the maintenance of the Repositioned Maintenance Items. Notwithstanding anything in the Agreement to the contrary, the maintenance costs identified in Exhibit E attached hereto with respect to the Repositioned Maintenance Items shall be deemed Pass Through Costs. With respect to Engine Maintenance Expenses attributable to the Repositioned Engines, “Engine Maintenance Expenses” shall be deemed to include only those expenses provided for in Exhibit E hereto. [***].

(iii)Delta shall select the Delta Selected Maintenance Providers in Delta’s sole and absolute discretion; provided, such vendor(s) does not interfere with the operational standards or performance requirements of Operator. Subject to Delta’s prior written consent, such consent not to be unreasonably withheld or delayed, Operator shall select the vendor(s) to perform all other maintenance work associated with the Repositioned Aircraft that is not to be performed by the Delta Selected Maintenance Providers.

G.       Use of Certain Engines. The E175 Engines (as defined in Amendment Number Fifteen to the Agreement dated as of October 19, 2015 (“Amendment Number Fifteen”)), the E170+ Engines (as

3

defined in Amended and Restated Amendment Number Twenty-Two dated as of September 7, 2017 (“Amendment Number Twenty-Two”)), the E175(G2) Engines (as defined in Amendment Number Twenty-Eight dated as of March        , 2019 (“Amendment Number Twenty-Eight”)) and the Repositioned Engines (collectively, the E175 Engines, the E170+ Engines, the E175(G2) Engines and the Repositioned Engines, the “EMB Fleet Engines”) shall be used only for the operation of any E175 Aircraft (as defined in Amendment Number Fifteen), any E170+ Aircraft (as defined in Amendment Number Twenty-Two), any E175(G2) Aircraft (as defined in Amendment Number Twenty-Eight) and the Repositioned Aircraft (collectively, the E175 Aircraft, the E170+ Aircraft, the E175(G2) Aircraft and the Repositioned Aircraft, the “Embraer Fleet Aircraft”), in each case, in connection with the Delta Connection Program. Operator shall at all times during the respective Repositioned Aircraft Term, the E175 Aircraft Term (as defined in Amendment Number Fifteen), the E170+ Aircraft Term (as defined in Amendment Number Twenty-Two) and the E175(G2) Aircraft Term (as defined in Amendment Number Twenty-Eight) maintain a sufficient number of Spare E175 Engines (as defined in Amendment Number Fifteen), Spare E170+ Engines (as defined in Amendment Number Twenty-Two), Spare E175(G2) Engines (as defined in Amendment Number Twenty-Eight) and Spare Repositioned Engines to operate, as contemplated by the Agreement and this Amendment, the Embraer Fleet Aircraft under the scope of the Agreement at such time. In the event Operator needs additional spare engines in order to maintain a sufficient number of spare engines for the Embraer Fleet Aircraft, upon written notice to Delta, Operator may include additional spare engines as Spare E175 Engines, Spare E170+ Engines, Spare E175(G2) Engines or Spare Repositioned Engines as applicable, under the terms of the Agreement, and Exhibit D hereto, Exhibit F of Amendment Number Fifteen, Exhibit F of Amendment Number Twenty-Two and Exhibit F of Amendment Number Twenty-Eight shall be revised accordingly as necessary to reflect such additional spare engines.

Operator may use the Embraer Fleet Engines in connection with the operation of any Embraer Fleet Aircraft. In such event, such E175 Engines, E170+ Engines, E175(G2) Engines and Repositioned Aircraft, as the case may be, shall be compensated as provided in (i) Amendment Number Fifteen with respect to the E175 Engines, (ii) Amendment Number Twenty-Two with respect to the E170+ Engines and (iii) Amendment Twenty-Eight with respect to the E175(G2) Engines and otherwise subject to maintenance payments as provided in this Amendment with respect to the E175(G2) Engines.

H.       Section 3.E. As to the Repositioned Aircraft, the first sentence in the fifth paragraph of Section 3.E. of the Agreement shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the Repositioned Aircraft, or any of the Delta Connection Flights scheduled to be operated by any of the Repositioned Aircraft, due to a strike, labor dispute or work stoppage; provided, in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs or any other amounts in connection with such non-operated Repositioned Aircraft and Delta Connection Flights.”

I.        [***]

J.       Section 3.G. Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the Repositioned Aircraft under the Agreement.

K.        [***]

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L.       Scheduling. Notwithstanding the provisions of Article 1.D. of the Agreement, if (i) Delta submits a proposed monthly schedule of Delta Connection Flights to be operated by the Repositioned Aircraft during such month (each, a “Proposed Monthly Repositioned Aircraft Schedule”) which provides for average daily scheduled utilization measured on a calendar month basis in the aggregate for the Repositioned Aircraft fleet (taking into account scheduled maintenance) available to schedule (“Average Repositioned Aircraft Utilization”) greater than an average of [***] per Repositioned Aircraft [***] during the applicable month of determination (the “Maximum Repositioned Aircraft Utilization Level”) and (ii) Operator, after conducting a good faith review and analysis of such Proposed Monthly Repositioned Aircraft Schedule and its crew availability for such month, determines, in good faith, that it is unable to operate the Proposed Monthly Repositioned Aircraft Schedule as provided by Delta, then, within [***] following receipt of such Proposed Monthly Repositioned Aircraft Schedule, Operator shall have the option, upon delivering to Delta written notice, to request a reduction in such scheduled block hours in order to reduce the Average Repositioned Aircraft Utilization to the Maximum Repositioned Aircraft Utilization Level or a greater utilization level as specified by Operator (a “Repositioned Aircraft Schedule Reduction Request”). If Operator does not respond within such [***] period, any such non-response shall be deemed a waiver by Operator of its right to request any schedule reduction with respect to such month’s Proposed Monthly Repositioned Aircraft Schedule. Upon receipt of a Repositioned Aircraft Schedule Reduction Request, Delta shall amend the Proposed Monthly Repositioned Aircraft Schedule initially delivered by Delta to Operator to reduce the Average Repositioned Aircraft Utilization reflected in such Proposed Schedule to a level no greater than the Maximum Repositioned Aircraft Utilization Level or greater level as specified by Operator and such reduction shall thereafter be reflected in the applicable final monthly schedule for the Repositioned Aircraft (a “Schedule Reduction”). Flights cancelled due to any such Schedule Reduction shall not be taken into account for any purposes under this Agreement, including, as pertaining to performance goals or other penalties provided for Exhibit C attached hereto

3.Geographic Network. Notwithstanding the provisions of Article 1.D. of the Agreement, Delta shall use commercially reasonable efforts to discontinue all flight operations of the Embraer Fleet Aircraft (excluding spoke flight operations) from [***] and [***] on or before [***]. If Delta has not discontinued such flight operations from [***] and [***] by [***], then the parties will negotiate in good faith an adjustment to the Base Rates that will be applied until such time as such flight operations from [***] and [***] are discontinued. In addition, on or before [***], Delta shall use commercially reasonable efforts to schedule the hub operations of the Embraer Fleet Aircraft only from one or more of the following airports: [***].

4.Additional CRJ700.

A.       Aircraft. Pursuant to Section 1.A.(iii) of the Agreement, the [***] CRJ-700 regional jet aircraft set forth on Exhibit F attached hereto (the “[***] CRJ-700 Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Operator shall place the [***] CRJ-700 Aircraft into service within the Delta Connection Program on the In-Service Date set forth in Exhibit F attached hereto (or, such earlier date as the parties shall mutually agree).

B.       Term. Notwithstanding anything in the Agreement to the contrary, the [***] CRJ-700 Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, for a period commencing on the In-Service Date set forth in Exhibit F attached hereto (or, such earlier date as the parties shall mutually agree) and, [***] continuing until [***] (the “[***] CRJ-700 Aircraft Term”). Delta shall have no obligation to pay Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with the [***] CRJ-700 Aircraft prior to the actual in-service date of such [***] CRJ-700 Aircraft. [***].

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[***]

C.        [***]

D.       Base Rate Costs. The Base Rate Costs to be applied to the [***] CRJ-700 Aircraft for the entirety of the [***] CRJ-700 Aircraft term (including any extensions thereof), shall be as set forth in Exhibit G attached hereto. [***].

E.       Block Hour Payment and Incentives and Penalties.Delta shall have no obligation to pay SkyWest the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the [***] CRJ-700 Aircraft. Delta and Operator hereby agree that for purposes of the determining the Base Rate Costs payable with respect to the [***] CRJ-700 Aircraft, the total block hours, flight hours, and departures flown by Operator utilizing all CRJ-700 Aircraft under the Agreement shall be allocated among all CRJ-700 Aircraft covered under the Agreement, including the [***] CRJ-700 Aircraft, on a pro rata aircraft basis.

F.       Certain Matters Relating to Maintenance.

(i)Notwithstanding Section 3.A.(ii) of the Agreement, Delta and Operator acknowledge and agree that (a) Engine Maintenance Expense with respect to the [***] CRJ-700 Aircraft engines identified in Exhibit F attached hereto and (b) Aircraft Rent/Ownership Costs with respect to the [***] CRJ-700 Aircraft are each included in the Base Rate Costs to be applied to the [***] CRJ-700 Aircraft, and neither shall be a Pass Through Cost with respect to the [***] CRJ-700Aircraft.

(ii)[***]

G.       Section 3.E. As to the [***] CRJ-700 Aircraft, the first sentence in the fifth paragraph of Section 3.E. of the Agreement shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the [***] CRJ-700 Aircraft, or any of the Delta Connection Flights scheduled to be operated by any of the [***] CRJ-700 Aircraft, due to a strike, labor dispute or work stoppage; provided, in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs or any other amounts in connection with such non-operated [***] CRJ-700 Aircraft and Delta Connection Flights.”

I.       [***]

J.       Section 3.G. Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the [***] CRJ-700 Aircraft.

5.	Miscellaneous.

A.This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

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B.The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{signatures appear on following page}

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ David Garrison

Name:	Wade Steel	Name:	David Garrison

Title:	CCO	Title:	SVP Delta Connection

Date:	4/18/19	Date:	April 18, 2019

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EXHIBIT A

[***]

EXHIBIT B

Repositioned Aircraft Base Rate Costs

[***]

EXHIBIT C

Performance Incentives and Penalties

[***]

EXHIBIT D

Spare Repositioned Engines

[***]

EXHIBIT E

Maintenance Pass Through Expenses

[***]

EXHIBIT F

[***] CRJ-700 Aircraft

[***]

EXHIBIT G

[***] CRJ-700 Aircraft Base Rate Costs

[***]

AMENDMENT NUMBER THIRTY to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Thirty (this “Amendment”), dated effective as of June 21, 2019 (“Amendment Number Thirty Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] Embraer E170+ Aircraft and the Removal of [***] CRJ-900 Aircraft.

A.

(i) Pursuant to Section 1.A.(iii) of the Agreement, the [***] Embraer E170+ (certification designation ERJ 170-200 LL) series regional jet aircraft configured with 70 passenger seats set forth in Exhibit A attached hereto (the “E170LL Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Except as provided in Section 3 of this Amendment, Operator shall make each E170LL Aircraft available to be placed into service within the Delta Connection Program no later than each respective Scheduled In-Service Date as set forth in Exhibit A attached hereto.

(ii) As provided in Section 5.A. of this Amendment, the number of [***] CRJ-900 Aircraft (as defined in Amendment Number Twenty-Five to the Agreement dated as of June 19, 2018 (“Amendment Twenty-Five”)) has been reduced from [***] aircraft to [***] as a result of the addition of the [***] E170LL Aircraft. Accordingly, contemporaneous with the Actual In- Service Date (as defined below) of each E170LL Aircraft as an Aircraft under the Agreement, Operator shall remove from service within the Delta Connection Program the applicable Removed CRJ-700 Aircraft (as defined in Amendment Twenty-Five) in the same manner as contemplated in Section 2.D of Amendment Number Twenty-Five as if the E170LL Aircraft were a [***] CRJ-900 Aircraft thereunder. Operator covenants and agrees that it shall not operate any Delta Connection Flights with any E170LL Aircraft prior to the removal of a corresponding Removed CRJ-700 Aircraft. Upon the removal of the Removed CRJ-700 Aircraft from the Agreement as provided above, Delta shall have no further obligations with respect to such Removed CRJ-700 Aircraft with respect to periods following such removal. For avoidance of doubt, (x) [***] (y) the [***] Removed CF34-8 Engines (as defined in Amendment Number Twenty-Five) and (z) the Delta Returned Items (as defined in Amendment Number Twenty-Five) shall remain in effect.

B.

Notwithstanding anything in the Agreement to the contrary, the term for which each E170LL Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective actual in-service date of operating

1

Delta Connection Flights (the “Actual In-Service Date”) and terminate upon the earlier of [***] (each such period, and any extension or renewal terms, an “E170LL Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not an E170LL Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Thirty Effective Date. Except as set forth in Section 2.C. below, Delta shall have no obligation to pay or reimburse Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with each E170LL Aircraft prior to the Actual In-Service Date of such E170LL Aircraft.

Notwithstanding the provisions of Article 11.A of the Agreement, Delta’s extension rights with respect to the term of each E170LL Aircraft shall be limited to up to [***] terms subject to the terms and conditions set forth in this Section 2.B. Any such extension will require (i) at least [***] prior written notice from Delta to Operator prior to the expiration of the initial term or the subsequent extension term, as the case may be, of the applicable E170LL Aircraft and (ii) the execution and delivery of a mutually agreed upon extension agreement as to the applicable E170LL Aircraft at least [***] prior to the expiration of such initial term or the subsequent extension term, as the case may be, including as to the Direct Costs to be applied during the applicable extension term, each party to negotiate in good faith with respect to such extension agreement.

C.	(i) [***]

(ii) E170LL Aircraft Configuration. Except as set forth in this Section 2.C.(ii), Operator shall cause Embraer to deliver each of the E170LL Aircraft in the configuration specified in Exhibit G attached hereto and incorporated herein. Delta and Operator acknowledge and agree that Delta may elect to add WiFi, on-board ovens, polycarbonate class dividers, Delta- branded placarding, and/or Delta-branded passenger service unit lenses (each, an “Add-On Item”) to the E170LL Aircraft, and if Delta makes any such election Operator shall procure each such Add-On Item from a third party vendor selected by Delta in its sole discretion, [***]. Unless Delta notifies Operator that Delta has selected a third party vendor to install any of the Add-On Items on the E170LL Aircraft, Operator shall install (or, as to the WiFi only, cause a third party vendor to install) the Add-On Items on the E170LL Aircraft prior to each such aircraft’s respective Actual In-Service Date [***]. As to the WiFi, installation requires [***]. Accordingly, the references to [***] in Exhibit A hereto and in Section 2(C)(i) above shall, in each case, be increased to [***] if Delta elects to add the WiFi to the E170LL Aircraft. Any delay caused by Delta or any such third party vendor selected by Delta with respect to the procurement or installation of any Add-On Item shall (i) be deemed due to an event that was substantially within the control of, or caused by, some action or inaction of Delta for purposes of Section 2.C.(i), and (ii) be deemed principally attributable to an action of Delta for purposes of Section 3.B of this Amendment.

D.

(i) The Base Rate Costs to be applied to the E170LL Aircraft for the entirety of their respective [***] initial terms, [***] shall be as set forth in Exhibit B attached hereto. Such Base Rate Costs shall not apply to any Aircraft other than the E170LL Aircraft. [***]

(ii)Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the E170LL Aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for other Aircraft (that are not the E170LL Aircraft) under the Agreement are already included as part of the Base Rate Costs for the E170LL Aircraft set forth in Exhibit B attached hereto. In addition, Delta shall

2

pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties in accordance with, and subject to, the terms and conditions set forth in Exhibit E attached hereto. Operator and Delta each acknowledge and agree that (y) the performance levels provided for in Exhibit E shall be applicable only for the purposes of determining the corresponding incentive payments and/or penalties provided for in Exhibit E and may not be used for purposes of Section 11(E)(1)(v) of the Agreement and (z) Operator’s unadjusted completion rate of the Delta Connection Flights scheduled to be operated by Operator with the E170LL Aircraft will be included in Operator’s completion rate under the Agreement for purposes of Section 11(E)(1)(v) of the Agreement.

(iii)With respect to each E170LL Aircraft engine serial number (ESN) set forth on Exhibit A attached hereto (the “Delivery Date E170LL Engines”) and the [***] identified in Exhibit F attached hereto (the “Spare E170LL Engine”, and collectively with the Delivery Date E170LL Engines, the “E170LL Engines”), “Engine Maintenance Expense” as defined in Section 3.A.(ii)(1) of the Agreement for the E170LL Engines shall be as provided in Exhibit C attached hereto; provided, in all events, such costs shall not be treated as a Pass Through Cost but shall be deemed a Base Rate Cost for purposes of the Agreement. [***]

The EMB Engines (as defined in Amendment Twenty-Nine dated April 18, 2019 (“Amendment Number Twenty-Nine”)) and the E170LL Engines shall be used only for the operation of any Embraer Fleet Aircraft (as defined in Amendment Twenty-Nine) and any E170LL Aircraft, in each case, in connection with the Delta Connection Program. Operator shall at all times during the respective E170LL Term, the E175 Aircraft Term (as defined in Amendment Number Fifteen dated as of October 19, 2015 (“Amendment Number Fifteen”)), the E170+ Aircraft Term (as defined in Amended and Restated Amendment Twenty-Two dated September 7, 2017 (“Amendment Number Twenty-Two”)), the E175(G2) Aircraft Term (as defined in Amendment Number Twenty-Eight dated April 10, 2019 (“Amendment Number Twenty-Eight”)) and Repositioned Aircraft Term (as defined in Amendment Number Twenty-Nine) maintain a sufficient number of Spare E175 Engines (as defined in Amendment Number Fifteen), Spare E170+ Engines (as defined in Amendment Number Twenty-Two), Spare E175(G2) Engines (as defined in Amendment Number Twenty-Eight), Spare Repositioned Engines (as defined in Amendment Number Twenty-Nine) and the Spare E170LL Engine to operate, as contemplated by the Agreement and this Amendment, the Embraer Fleet Aircraft and the E170LL Aircraft under the scope of the Agreement at such time. In the event Operator needs additional spare engines in order to maintain a sufficient number of spare engines for the Embraer Fleet Aircraft and the E170LL Aircraft, upon written notice to Delta, Operator may include additional spare engines as Spare E175 Engines, Spare E170+ Engines, Spare E175(G2) Engines, Spare Repositioned Engines or Spare E170LL Engines as applicable, under the terms of the Agreement, and Exhibit F hereto, Exhibit F of Amendment Number Fifteen, Exhibit F of Amendment Number Twenty- Two, Exhibit F of Amendment Number Twenty-Eight or Exhibit D of Amendment Number Twenty-Nine, as the case may be, shall be revised accordingly as necessary to reflect such additional spare engines. For purposes of the Agreement, and from and after the Amendment Thirty Effective Date, the term “Embraer Fleet Engines” (as defined in Amendment Number Twenty-Nine) shall include the E170LL Engines and the term “Embraer Fleet Aircraft” shall include the E170LL Aircraft.

Subject to Delta’s prior written consent, such consent not to be unreasonably withheld or delayed, Operator may remove and, if necessary, replace an E170LL Engine as a result of damage or destruction of such engine. In such event Exhibit A or Exhibit F hereto shall be amended to reflect such removal and replacement, if applicable.

3

(iv)Notwithstanding the definition of Aircraft Rent/Ownership Costs as set forth in Section 3.A.(ii)(2) of the Agreement, with respect to each E170LL Aircraft, Aircraft Rent/Ownership Costs shall be as set forth in Exhibit D attached hereto. [***].

(v)[***]

(vi)As to the E170LL Aircraft only, the first sentence in the fifth paragraph of Section 3.E. of the Agreement shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the E170LL Aircraft, or any of the Delta Connection Flights scheduled to be operated by any of the E170LL Aircraft, due to a strike, labor dispute or work stoppage; provided, in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs or any other amounts in connection with such non-operated E170LL Aircraft and Delta Connection Flights.”

(vii)[***]

(viii)   [***]

(ix)Notwithstanding the provisions of Article 1.D. of the Agreement, the Delta Connection Flights to be operated by the E170LL Aircraft shall be primarily supported by crew and maintenance bases of Operator located at airports in [***]. As of the Amendment Number Thirty Effective Date, such crew and maintenance bases are as follows: crew bases ([***]), line maintenance bases ([***]) and overnight maintenance bases [***]. If to a material degree, the E170LL Aircraft are scheduled such that the crew and maintenance bases with respect to the E170LL Aircraft are not located in such airports, such act or omission shall not be a breach of the Agreement; provided, however, in any such event Delta and Operator will negotiate in good faith to agree on an appropriate economic adjustment (up or down) to the Direct Costs solely to account for the actual bases and/or maintenance bases used to support the Delta Connection Flights to be operated by the E170LL Aircraft.

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E.

Notwithstanding the provisions of Article 1.D. of the Agreement, if (i) Delta submits a proposed monthly schedule of Delta Connection Flights to be operated by the E170LL Aircraft during such month (each, a “Proposed Monthly E170LL Schedule”) which provides for average daily scheduled utilization measured on a calendar month basis in the aggregate for the E170LL Aircraft fleet (taking into account scheduled maintenance) available to schedule (“Average E170LL Utilization”) greater than an average of [***] per E170LL Aircraft [***] during the applicable month of determination (the “Maximum E170LL Utilization Level”) and (ii) Operator, after conducting a good faith review and analysis of such Proposed Monthly E170LL Schedule and its crew availability for such month, determines, in good faith, that it is unable to operate the Proposed Monthly E170LL Schedule as provided by Delta, then, within [***] following receipt of such Proposed Monthly E170LL Schedule, Operator shall have the option, upon delivering to Delta written notice, to request a reduction in such scheduled block hours in order to reduce the Average E170LL Utilization to the Maximum E170LL Utilization Level or a greater utilization level as specified by Operator (an “E170LL Schedule Reduction Request”). If Operator does not respond within such [***] period, any such non-response shall be deemed a waiver by Operator of its right to request any schedule reduction with respect to such month’s Proposed Monthly E170LL Schedule. Upon receipt of an E170LL Schedule Reduction Request, Delta shall amend the Proposed Monthly E170LL Schedule initially delivered by Delta to Operator to reduce the Average E170LL Utilization reflected in such Proposed Schedule to a level no greater than the Maximum E170LL Utilization Level or greater level as specified by Operator and such reduction shall thereafter be reflected in the applicable final monthly schedule for the E170LL Aircraft (a “Schedule Reduction”). Flights cancelled due to any such Schedule Reduction shall not be taken into account for any purposes under this Agreement, including, as pertaining to performance goals or other penalties provided for in Exhibit E attached hereto.

F.	[intentionally omitted].

G.

Operator shall select the vendor(s) to perform and complete all maintenance work associated with the E170LL Aircraft (including all E170LL Engines and associated parts) in Operator’s sole and absolute discretion; provided, however, if Delta requests Operator to change a vendor performing engine maintenance work with respect to the E170LL Engines and if (i) [***], (ii) [***], (iii) such change does not interfere with the operational standards or performance requirements of Operator, and (iv) Operator is permitted under the then existing third party agreements to remove such E170LL Engines from the terms of such agreement without penalty, then, Operator will cooperate with Delta with respect to such requested change in vendor for the E170LL Engine maintenance.

H.	Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the E170LL Aircraft.

I.	[***]

3.	Delay

A.	For purposes of this Section 3, the following terms shall have the respective meaning set forth herein:

“Delivery Date” means, as to each E170LL Aircraft, the date such aircraft is delivered to Operator by Embraer.

5

“EMB Excusable Delay” [***]

“EMB Non-Excusable Delay” [***]

“Excusable Delay Penalty Period” [***]

“Non-Excusable Delay Penalty Period” [***]

“Operator Caused Delay” [***]

“Operator Caused Delay Penalty Period” [***]

“Scheduled Delivery Date” means, as to each E170LL Aircraft, the last day of the Scheduled Delivery Month of such aircraft as set forth on Exhibit A hereto.

“Service Delay Penalty Period” [***]

B.

Delays in Actual In-Service Date. Operator hereby agrees to use commercially reasonable best efforts to cause each of the E170LL Aircraft to be available to be placed into service within the Delta Connection Program no later than the respective Scheduled In-Service Date (as set forth in Exhibit A hereto). If following the Delivery Date of the respective E170LL Aircraft, such aircraft is not placed in service within the Delta Connection Program by such E170LL Aircraft’s Scheduled In-Service Date (such E170LL Aircraft, a “Delayed In-Service Aircraft”), then, during each day of the Service Delay Penalty Period, Operator shall pay Delta an amount of [***] during the Service Delay Penalty Period; provided, (i) Operator is obligated at such time to pay the full Aircraft Rent/Ownership Costs (disregarding differences in timing as to any such payments under the respective financing documents) with respect to the Delayed In-Service Aircraft, and if not, the amount shall be increased from [***] to [***] and (ii) Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta. Delta agrees to promptly place into service within the Delta Connection Program in accordance with Delta’s regular scheduling procedures such Delayed In-Service Aircraft following receipt of written certification from Operator that the aircraft is readily available and fit for service within the Delta Connection Program as contemplated by this Amendment. In addition to the foregoing, if the Delayed In- Service Aircraft is not available for service within the Delta Connection Program as contemplated by this Amendment on or before the [***] following its Scheduled Delivery Date, then, after such [***] and continuing until Delta receives written certification described above from Operator that the aircraft is readily available to be placed into service within the Delta Connection Program as contemplated by this Amendment, Delta shall have the right, but not the obligation, to remove such Delayed In-Service Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in such Delayed In-Service Aircraft being available for scheduled service, the foregoing represents Delta’s sole and exclusive remedies attributable to such matters.

C.

Delay in Delivery Caused by an EMB Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E170LL Aircraft by no later than such E170LL Aircraft’s Scheduled Delivery Date. If an E170LL Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an EMB Excusable Delay (such E170LL Aircraft, an “Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Excusable Delay

6

Penalty Period. Unless otherwise removed from the Agreement as provided below in this Section 3.C, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Excusable Delayed Aircraft. In addition to the foregoing, if the Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E170LL Aircraft’s Scheduled Delivery Date as a result of an EMB Excusable Delay, then either Party, upon written notice to the other Party delivered within [***] following such [***], may terminate from the scope of the Agreement such Excusable Delayed Aircraft. If either Party fails to give such notice within such [***] period, such Party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Excusable Delayed Aircraft, the foregoing represents, as the each Party, such Party’s sole and exclusive remedy attributable to such matters.

D.

Delay in Delivery Caused by an EMB Non-Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E170LL Aircraft by no later than such E170LL Aircraft’s Scheduled Delivery Date. If an E170LL Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an EMB Non-Excusable Delay (such E170LL Aircraft, an “Non-Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Non- Excusable Delay Penalty Period; provided, Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta. Unless otherwise removed from the Agreement as provided below in this Section 3.D, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Non-Excusable Delayed Aircraft. In addition to the foregoing, if the Non- Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E170LL Aircraft’s Scheduled Delivery Date as a result of an EMB Non- Excusable Delay, then either Party, upon written notice to the other Party delivered within [***] following such [***], may terminate from the scope of the Agreement such Non- Excusable Delayed Aircraft. If either Party fails to give such notice within such [***] period, such Party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Non-Excusable Delayed Aircraft, the foregoing represents, as the each Party, such Party’s sole and exclusive remedy attributable to such matters.

E.

Delay in Delivery Caused by an Operator Caused Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E170LL Aircraft by no later than such E170LL Aircraft’s Scheduled Delivery Date. If an E170LL Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an Operator Caused Delay (such E170LL Aircraft, an “Operator Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Operator Caused Delay Penalty Period. Unless otherwise removed from the Agreement as provided below in this Section 3.E, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Operator Delayed Aircraft. In addition to the foregoing, if the Operator Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E170LL Aircraft’s Scheduled Delivery Date as a result of an Operator Caused Delay, then Delta shall have the right, but not the obligation, to remove such Operator Delayed Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in the delivery of such Operator Delayed Aircraft, the foregoing represents Delta’s sole and exclusive remedy attributable to such matters.

7

F.	With respect to any amounts owed to Delta pursuant to this Section 3, Delta shall be entitled to offset or recoup the full amount of any such payments from any subsequent Provisioning Payment.

4.	Removal of E170LL Aircraft.

A.

In connection with the preparation and delivery of the final monthly schedule for the E170LL Aircraft (each such monthly schedule, the “Final Monthly E170LL Schedule”), if after delivery of such schedule by Delta to Operator, Operator informs Delta in writing that Operator cannot fully operate the Final Monthly E170LL Schedule for such month for any reason that is substantially within the control of Operator (including, without limitation, crew availability) and Operator requests the removal or cancellation of scheduled flights (such requested removals and cancellations, “Operator Controlled Cancellations”) or if Delta, after consultation with Operator, in good faith believes Operator cannot fully operate the Final Monthly E170LL Schedule for such month and Delta removes or cancels scheduled flights as result thereof (such removals and cancellations, “Delta Cancellations”), then, Delta shall have the right to remove from the terms of the Agreement (as modified by this Amendment) for the applicable month(s) at issue (or, at Delta’s sole election, on a permanent basis), [***] (any such E170LL Aircraft so removed, a “Removed E170LL Aircraft”). Delta shall provide written notice of such removal (temporary or permanent) within [***] after receipt of the written notice of Operator Controlled Cancellations with respect to Operator Controlled Cancellations or, with respect to Delta Cancellations, within [***] after delivery of the Final Monthly Schedule, whichever is applicable. With respect to any E170LL Removed Aircraft, Delta [***]. In determining the number of E170LL Aircraft that may be removed, fractions will be rounded up or down to the nearest whole number, with a number [***] being rounded down to the nearest whole number. For the avoidance of doubt, (i) with respect to Operator Controlled Cancellations and Delta Cancellations associated with any E170LL Aircraft that is not removed, temporarily or permanently, from the terms of the Agreement pursuant to this Section 4.A, all such cancellations shall be considered non-completed flights for purposes of the calculation of any incentives and penalties as provided in Exhibit E and (ii) Schedule Reduction Requests shall not be deemed Operator Controlled Cancellations or Delta Cancellations.

In preparing the Final Monthly E170LL Schedule, such schedule shall take into account scheduled maintenance for the E170LL Aircraft and, if applicable, the repair time for damaged E170LL Aircraft and accordingly, such aircraft shall not be available for scheduling during the maintenance or repair period, as applicable. For avoidance of doubt, the terms of this Section 4 shall not permit the removal (temporary or permanent) of any E170LL Aircraft from the terms of this Agreement as a result of scheduled maintenance and repair time; provided, however, notwithstanding the foregoing, if Operator is unable to operate any of the E170LL Aircraft, or any of the Delta Connection Flights, due to an E170LL Aircraft being damaged and such damage was due to an event that was substantially within the control of, or caused by, some action or inaction of Operator, Delta shall not be obligated to pay Operator any Direct Costs, or any other amounts, in connection with such non-operated E170LL Aircraft and Delta Connection Flights during the period that Operator is unable to operate such damaged E170LL Aircraft or the Delta Connection Flights.

B.

If [***] or more E170LL Aircraft are removed on a temporary basis from the Agreement for [***] over any [***] rolling period, then either Delta or Operator shall, upon [***] prior written notice to the other Party, have the right to remove on a permanent basis from the

8

terms of the Agreement the number of E170LL Aircraft that have been so removed for such [***] period.

C.

If [***] or more E170LL Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Delta may, upon [***] prior written notice to Operator, have the right to remove all, but not less than all, remaining E170LL Aircraft from the terms of the Agreement. If [***] or more E170LL Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Operator may, upon [***] prior written notice to Delta, have the right to remove all, but not less than all, remaining E170LL Aircraft from the terms of the Agreement. If either Party exercises its right to remove the remaining E170LL Aircraft from the terms of the Agreement as provided in this Section 4.C, the Parties shall determine a mutually agreed upon wind-down schedule with respect to the remaining E170LL Aircraft, provided in no event shall such wind-down schedule be longer than [***] after delivery of the election notice required by this Section 4.C.

D.

If [***] or more E170LL Aircraft are, in each case, not available to be placed into service with the Delta Connection Program as contemplated by this Amendment more than [***] after their respective Scheduled-In Service Dates and each such delay is due to an event that was substantially within the control of, or caused by, some action or inaction of Operator or an affiliate of Operator (including, as a result of a crew shortage), then, such unavailability shall be a material breach of the Agreement by Operator and Delta may exercise any and all of its rights and remedies to which it may be entitled with respect to such material breach in accordance with the Agreement. In addition to such rights and remedies, Delta shall also have the right, but not the obligation, upon written notice to Operator to remove all E170LL Aircraft from the terms of the Agreement. In such event, the Parties shall determine a mutually agreed upon wind-down schedule with respect to the E170LL Aircraft then subject to the Agreement, provided in no event shall such wind-down schedule be longer than [***] after delivery of the foregoing election notice. The foregoing termination right must be exercised within [***] following the end of the [***] late period of the [***] delayed E170LL Aircraft. Failure by Delta to exercise such right within such [***] shall be deemed a waiver by Delta of its right of termination set forth in this Section 4.D.

E.	[***]

F.

With respect to any E170LL Aircraft that are temporarily removed from the Agreement pursuant to Section 4.A above, Operator shall not (i) operate or use any such E170LL Aircraft for itself or on behalf of any third party or (ii) lease, sublease, transfer, sell, assign or otherwise convey any interest into any such E170LL Aircraft to any third party.

5.	Other Amendments and Agreements.

A.Amendment Number Twenty-Five.As of the Amendment Thirty Effective Date, Amendment Number Twenty-Five is amended as follows:

(i)	The first sentence of Section 2.A is hereby amended and restated as follows:

“Pursuant to Section 1.A.(iii) of the Agreement, the [***] Bombardier CRJ-900 regional jet aircraft with 70 passenger seats set forth in Exhibit A attached hereto (the “[***] CRJ-900 Aircraft”) shall be added as Aircraft under, and subject to

9

the terms and conditions of, the Agreement, as amended by this Amendment.”

(ii)	Exhibit A to Amendment Twenty-Five is hereby amended and restated as set forth in Schedule 1 hereto.

B.

Conversion. As of the Amendment Thirty Effective Date, each of the E170LL Aircraft is anticipated to be delivered by Embraer to Operator in a [***]-seat configuration. Operator acknowledges that Delta may elect, in its sole discretion, to cause one or more of the E170LL Aircraft to be converted to a seating capacity in excess of [***], but no greater than [***]. The request for any such conversion shall be made by Delta upon at least [***] prior written notice to Operator (or such shorter period as Embraer shall agree). The costs and expenses associated with any such conversion are as set forth in Exhibit H attached hereto (the “Conversion Costs”). Delta agrees that all Conversion Costs will be, at Delta’s election for each converted E170LL Aircraft, either (i) Pass Through Costs for purposes of the Agreement or (ii) if done prior to the delivery of the applicable E170LL Aircraft, may be included in the Aircraft Rent/Ownership Costs as permitted pursuant to Exhibit D.

C.	Certain Other Agreements.

(1)Following the execution and delivery of this Amendment, Delta and Operator will use commercially reasonable efforts to enter into an agreement pursuant to which [***].

(2)Following the execution and delivery of this Amendment, Delta and Operator will use commercially reasonable efforts to enter into the following agreements:

(i)	[intentionally omitted];

[***]

D.	Amendment Number Twenty-Eight. Amendment Number Twenty-Eight to the Agreement dated as of April 10, 2019 is amended as follows, effective as of April 1, 2019:

(i)Section 2.G is hereby deleted in its entirety and replaced with the following: “

G.[intentionally omitted].”

(ii)Exhibit B to Amendment Twenty-Eight is hereby amended and restated as set forth in Schedule 2 hereto.

(iii)The penultimate paragraph of Exhibit D is hereby amended and restated as follows:

[***]

E.	Amendment Number Twenty-Nine. As of the Amendment Number Thirty Effective Date, Exhibit A to Amendment Number Twenty-Nine is hereby amended and restated as set forth in Schedule 3 hereto.

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6.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ David Garrison

Name:	Wade Steel	Name:	David Garrison

Title:	Chief Commercial Officer	Title:	SVP-Delta Connection

Date:	6/14/19	Date:	6/17/19

[signature page to Amendment Number Thirty]

EXHIBIT A

Embraer E170LL Aircraft

[***]

EXHIBIT B

E170LL Aircraft Base Rate Costs

[***]

EXHIBIT C

Engine Maintenance Expense

[***]

EXHIBIT D

E170LL AIRCRAFT RENT/OWNERSHIP COSTS

[***]

EXHIBIT E

Performance Incentives and Penalties

[***]

EXHIBIT F

Spare E170LL Engine

[***]

EXHIBIT G

E170LL Aircraft Configuration

1.	STANDARD AIRCRAFT

The EMBRAER E170+ Aircraft (certification designation ERJ 170-200 LL) shall be manufactured according to the Technical Description, which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E170LL Aircraft will be delivered to Operator as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E170LL Aircraft shall be painted according to the Delta Connection color and paint scheme provided by Delta to Operator, which shall be supplied to Embraer by Operator on or before [***] prior to the first E170LL Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

The choices of colour and paint scheme made by Operator, at the direction of Delta, shall apply to all E170LL Aircraft, unless Operator, at the direction of Delta, provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E170LL Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Operator shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E170LL Aircraft Contractual Delivery Date (or such later date as Embraer shall agree), of its choice, at the direction of Delta, of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Operator opts, at the direction of Delta, to use different materials and/or patterns, Embraer will submit to Operator, who shall provide the same to Delta, a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Operator, at the direction of Delta, not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Operator, at the direction of Delta, shall apply to all applicable E170LL Aircraft. If Operator requires, at the direction of Delta, an interior finishing for any Aircraft that is different from the original one informed to Embraer, Operator shall present a written request to Embraer not less than [***] prior to the relevant E170LL Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Operator within [***] from the date such request is received by Embraer. Should Operator, at the direction of Delta, not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Operator.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Operator, at the direction of Delta, may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E170LL Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E170LL Aircraft for a period related to the delay of the BFE or present the E170LL Aircraft to Operator without such BFE, in which case Operator shall not be entitled to refuse acceptance of the E170LL Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Operator and installed on the E170LL Aircraft by Operator after delivery thereof as BIE.

Notwithstanding the above, Operator shall deliver in DDP conditions (INCOTERMS 2010) to C&D Zodiac one full set of galley inserts (such as coffee makers, water boilers, ovens) for installation solely in the first Aircraft as BFE.

EXHIBIT H

Conversion Costs – E170LL Aircraft

1.	SERVICE BULLETIN TO CONVERT THE INTERIOR CONFIGURATION TO [***] PASSENGERS (THE “[***] PAX SB”)

1.1

In accordance with Section 5.B of this Amendment, if, after an E170LL Aircraft is delivered, Delta elects to convert such E170LL Aircraft to any other configuration allowing an additional number of passengers (limited to [***] passenger seats and provided that the additional seats have the same specification as those seats already installed in such E170LL Aircraft delivered), Operator shall cause such conversion to be completed, provided such conversion shall be done solely via a service bulletin approved by the FAA.

1.2	The aggregate price of such conversion, including all materials, parts and labor is USD [***] for each E170LL Aircraft that is so converted.

EXHIBIT I

[intentionally omitted]

SCHEDULE 1

Amended and Restated Exhibit A of Amendment Twenty-Five

[***]

EXHIBIT A

[***] CRJ-900 Aircraft

[***]

SCHEDULE 2

Amended and Restated Exhibit B of Amendment Twenty-Eight

[***]

EXHIBIT B

E175(G2) Aircraft Base Rate Costs

[***]

SCHEDULE 3

Amended and Restated Exhibit A of Amendment Twenty-Nine

[***]

EXHIBIT A

Repositioned Aircraft

[***]

EXECUTION VERSION

AMENDMENT NUMBER THIRTY-ONE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Thirty-One (this “Amendment” or “Amendment Thirty-One”), dated effective as of December 17, 2019 (“Amendment Number Thirty-One Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, pursuant to the terms of the Agreement, different structures and levels of monetary incentives and penalties are applied to the operational performance of various tranches of Aircraft; and

WHEREAS, the parties desire to restate and restructure all performance incentives and penalties to be a more robust, tiered program applicable to all Aircraft and based on the contemporaneous performance of Delta mainline operations;

WHEREAS, the parties desire to amend certain provisions of the Agreement to reflect the agreement related to the restructuring of the performance incentives and penalties; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Restructured Performance Levels and Incentive/Penalties Program.

A.

The parties previously entered into and implemented Performance Incentives and Penalties in Amendment Fourteen to the Agreement dated as of December 23, 2015 (“Amendment Fourteen”), Amendment Fifteen to the Agreement dated as of October 19, 2015 (“Amendment Fifteen”), Amendment Twenty-Two to the Agreement dated as of September 7, 2017 (“Amendment Twenty-Two”), Amendment Twenty-Five to the Agreement dated as of June 19, 2018 (“Amendment Twenty-Five”), Amendment Number Twenty-Eight to the Agreement dated as of April 10, 2019 (“Amendment Twenty-Eight”) Amendment Number Twenty-Nine to the Agreement dated as of April 18, 2019 (“Amendment Twenty-Nine”) and Amendment Number Thirty to the Agreement dated as of June 21, 2019 (“Amendment Thirty”) with respect to the [***] CRJ-700 Aircraft, the E175 Aircraft, the E170+ Aircraft, the [***] CRJ-900 Aircraft, the E175(G2) Aircraft, the Repositioned Aircraft, and the E170LL Aircraft respectively. Additionally, the parties previously entered into and implemented Base Mark-up, Monthly Incentive Compensation, and Semi-Annual Incentive Compensation pursuant to Amendment Two to the Agreement dated as of January 1, 2008 (“Amendment Two”) with respect to the CRJ-900 Replacement Aircraft. The parties hereby wish to delete those aforementioned Performance Incentives and Penalties, Base Mark-up, Monthly Incentive Compensation, and Semi-Annual Incentive Compensation in their entireties as of [***], and replace them, effective as of

1

EXECUTION VERSION

[***], with the Performance Incentives and Penalties as set forth in Exhibit A attached to this Amendment and incorporated herein.

B.

Effective as of [***], Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties in accordance with, and subject to, the terms and conditions set forth in Exhibit A to this Amendment. The Performance Incentive and Penalties set forth in Exhibit A shall be applicable to all Aircraft under the Agreement. Operator and Delta each acknowledge and agree that the performance levels provided for in Exhibit A shall be applicable only for the purposes of determining the corresponding incentive payments and/or penalties provided for in Exhibit A and may not be used for purposes of Section 11(E)(1)(v) of the Agreement.

C.

In consideration of the enhanced incentive programs described in this Section 2 and Section 3 below, effective as of [***], the Block Hour Payment as described in Section 3(D) of the Agreement shall be as set forth on Exhibit B attached hereto and incorporated herein. For the avoidance of doubt, the Block Hour Payment shall not be applicable to the [***] CRJ- 900 Aircraft, the [***] CRJ-700 Aircraft, the E175 Aircraft, the E170+ Aircraft, the [***] CRJ-900 Aircraft, the E175(G2) Aircraft, the Repositioned Aircraft and the E170LL Aircraft.

3.Monthly Performance Review Incentive Program

A.

Effective as of [***], in addition to the Performance Incentive and Penalties described in Section 2 and Exhibit A of this Amendment, Operator shall have the opportunity to earn additional amounts related to the MPR Incentives, in accordance with, and subject to, the terms and conditions set forth in Exhibit C attached hereto and incorporated herein.

4.Joint Continuous Improvement Committees:

A.	Executive Committee:

i.	Within [***] after the Amendment Number Thirty-One Effective Date, Delta and Operator shall form an Executive Committee, which will be comprised of [***] (the “Executive Committee”).

ii.	The Executive Committee will meet at least [***] either in person at a location agreed upon by the members of the Executive Committee or telephonically.

iii.	The Executive Committee’s primary function will be to define the strategic vision and set goals for the Steering Committee (as defined below).

iv.

The Executive Committee will act as a decision maker should the Steering Committee come to an impasse. Any decisions of the Executive Committee must be made by the unanimous consent of the members of the Executive Committee.

B.	Steering Committee:

i.	Within [***] of the Amendment Number Thirty-One Effective Date, Delta and Operator shall form a steering committee, which will be comprised of [***] (the

2

EXECUTION VERSION

“Steering Committee”). The maximum number of the Steering Committee will be [***] unless otherwise agreed by the Parties. [***].

ii.

The Steering Committee’s primary function will be to define and oversee joint operational and financial initiatives intended to support the strategic vision and goals outlined by the Executive Committee.

iii.

The Steering Committee will meet at least [***], either in person at a location to be agreed upon by the members of the Steering Committee or telephonically, and shall provide the Executive Committee with no less than [***] progress reports on Executive Committee initiatives.

iv.	The Steering Committee will have the following responsibilities, and any other responsibilities designated by the Executive Committee:

(a)	To consider and discuss various short-term and long-term strategic initiatives for continuous operational improvement;

(b)	To review current operational performance metrics and statistics and compare it against previous years’ performance; and

(c)	To discuss, strategize, develop and implement improvements to Operator and Delta’s respective operations and procedures as it relates to Operator’s performance within the Delta Connection Program.

v.	The Steering Committee will appoint members of the Continuous Improvement Teams (as defined below) and will approve business cases for any viable projects or initiatives that come from those teams.

vi.

The Steering Committee will act as a decision maker should any of the Continuous Improvement Teams come to an impasse. Any decisions of the Steering Committee must be made by the unanimous consent of the members of the Steering Committee.

C.	Continuous Improvement Teams:

i.

Within [***] of the Amendment Number Thirty-One Effective Date, the Steering Committee will appoint subject matter experts to manage and deliver joint operational and financial projects assigned by the Steering Committee (each, a “Continuous Improvement Team”).

ii.	Each Continuous Improvement Team will meet at least [***] either in person at a location to be agreed upon by the members of such Continuous Improvement Team or telephonically.

iii.	The Continuous Improvement Team shall have the following responsibilities, and any other responsibilities designated by the Steering Committee:

(a)	prepare business cases to formalize joint projects;

(b)	prepare monthly, formal progress updates to the Steering Committee on any ongoing joint projects;

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EXECUTION VERSION

(c)	implement any projects to obtain the operational or financial objectives; and

(d)	elevate issues to the Steering Committee when the Continuous Improvement Team is at an impasse.

D.

Cost Savings. The parties acknowledge and agree that any and all cost savings that result from the activities of the Executive Committee, Steering Committee or any Continuous Improvement Team shall be reflected in a reduction to the Direct Costs as mutually agreed by the parties. The parties shall mutually agree as to how the cost reduction is allocated among the Direct Costs.

[***]

5.	Amendment to Section 1.D., 3.E. and Section 11.

A.	As of [***], Section 1.D. of the Agreement shall be amended by adding the following new paragraph at the end thereof:

With respect to Aircraft subject to the Agreement other than [***] (such Aircraft, the “BBD Aircraft”), notwithstanding the foregoing provisions of this Section 1.D, if (i) Delta submits a proposed monthly schedule of Delta Connection Flights to be operated by the BBD Aircraft during such month (each, a “Proposed Monthly BBD Schedule”) which provides for average daily scheduled utilization measured on a calendar month basis in the aggregate for the BBD Aircraft fleet (taking into account scheduled maintenance) available to schedule (“Average BBD Utilization”) greater than an average of (x) [***] per dual-class BBD Aircraft or (y) [***] per single-class BBD Aircraft, in each case, [***] during the applicable month of determination (the “Maximum BBD Utilization Level”) and (ii) Operator, after conducting a good faith review and analysis of such Proposed Monthly BBD Schedule and its crew availability for such month, determines, in good faith, that it is unable to operate the Proposed Monthly BBD Schedule as provided by Delta, then, within [***] following receipt of such Proposed Monthly BBD Schedule, Operator shall have the option, upon delivering to Delta written notice, to request a reduction in such scheduled block hours in order to reduce the Average BBD Utilization to the applicable Maximum BBD Utilization Level or a greater utilization level as specified by Operator (a “BBD Schedule Reduction Request”). If Operator does not respond within such [***] period, any such non-response shall be deemed a waiver by Operator of its right to request any schedule reduction with respect to such month’s Proposed Monthly BBD Schedule. Upon receipt of a BBD Schedule Reduction Request, Delta shall amend the Proposed Monthly BBD Schedule initially delivered by Delta to Operator to reduce the Average BBD Utilization reflected in such Proposed Monthly BBD Schedule to a level no greater than the applicable Maximum BBD Utilization Level or greater level as specified by Operator and such reduction shall thereafter be reflected in the applicable final monthly schedule for the BBD Aircraft (a “BBD Schedule Reduction”). Flights cancelled due to any such BBD Schedule Reduction shall not be taken into account for any purposes under this Agreement, including, as pertaining to performance goals or other penalties provided for in Exhibit E attached hereto or shall not be deemed an Operator Controlled Cancellation or a Delta Cancellation for purposes of Section 11.I. below.

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EXECUTION VERSION

B.	As of [***], the fifth paragraph of Section 3.E. of the Agreement shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the Aircraft, or any of the Delta Connection Flights scheduled to be operated by any of the Aircraft, due to a strike, labor dispute or work stoppage; provided, in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs, Block Hour Payment, Performance Incentives, or any other amounts in connection with such non-operated Aircraft and Delta Connection Flights. However, if SKYW is unable to operate any of the Aircraft, or any of the Delta Connection Flights, due to a strike, labor dispute, work stoppage or similar event or any other event, that is substantially within the control of, or caused by, some action or inaction of Delta or an affiliate of Delta, Delta shall be obligated to pay SKYW Direct Costs and Block Hour Payment based on the applicable Minimum Utilization Average, and SKYW’s eligibility for any Performance Incentives and Penalties shall be calculated without regard to any cancellations, delays or complaints caused by or relating to such events. If SKYW is unable to operate any of the Aircraft, or any of the Delta Connection Flights, due to an event that is not substantially within the control of, or cause by, some action or inaction of either SKYW or Delta, Delta shall be obligated to pay SKYW the applicable AC Month Base Rate or Aircraft Month Base Rate, as the case may be, as stated on Exhibit B attached hereto, as well as a block hour payment based on the applicable monthly schedule then in effect, per the block hour rate set forth in Exhibit D attached to Amendment Thirty-One, Aircraft Rent/Ownership Costs, hull insurance, property taxes and heavy inspection costs for maintenance already in process prior to any such event, but not any other variable costs or Block Hour Payment with respect to such non-operated Aircraft and Delta Connection Flights during the period that SKYW is unable to operate such Aircraft or the Delta Connection Flights.”

C.	As of [***], Section 11 of the Agreement shall be amended by adding the following paragraph (I) after paragraph (H) of such section:

“I. Removal of Aircraft of Certain Aircraft. With respect to Aircraft subject to the Agreement other than [***] (such Aircraft, the “Section 11(I) Aircraft”), the following provisions shall apply:

(i)

In connection with the preparation and delivery of a final monthly schedule that includes one or more Section 11(I) Aircraft (each such monthly schedule, the “Final Monthly Section 11(I) Schedule”), if after delivery of such schedule by Delta to Operator, Operator informs Delta in writing that Operator cannot fully operate the Final Monthly Section 11(I) Schedule for such month for any reason that is substantially within the control of Operator (including, without limitation, crew availability) and Operator requests the removal or cancellation of scheduled flights of Section 11(I) Aircraft (such requested removals and cancellations, “Operator Controlled Cancellations”) or if Delta, after consultation with Operator, in good faith believes Operator cannot fully operate the Final Monthly Section 11(I) Schedule for such month and Delta removes or cancels scheduled flights of Section 11(I)

5

EXECUTION VERSION

Aircraft as result thereof (such removals and cancellations, “Delta Cancellations”), then, Delta shall have the right to remove from the terms of the Agreement (as modified by this Amendment) for the applicable month(s) at issue (or, at Delta’s sole election, on a permanent basis), [***] (any such Section 11(I) Aircraft so removed, a “Removed Section 11(I) Aircraft”). Delta shall provide written notice of such removal (temporary or permanent) within [***] after receipt of the written notice of Operator Controlled Cancellations with respect to Operator Controlled Cancellations or, with respect to Delta Cancellations, within [***] after delivery of the Final Monthly Section 11(I) Schedule, whichever is applicable. With respect to any Removed Section 11(I) Aircraft, Delta will [***]. In determining the number of Aircraft that may be removed, fractions will be rounded up or down to the nearest whole number, with a number [***] being rounded down to the nearest whole number to this Amendment.

(ii)

In preparing the Final Monthly Section 11(I) Schedule, such schedule shall take into account scheduled maintenance for the Section 11(I) Aircraft and, if applicable, the repair time for damaged Section 11(I) Aircraft and accordingly, such aircraft shall not be available for scheduling during the maintenance or repair period, as applicable. For avoidance of doubt, the terms of this Section 11(I) shall not permit the removal (temporary or permanent) of any Section 11(I) Aircraft from the terms of the Agreement as a result of scheduled maintenance and repair time; provided, however, notwithstanding the foregoing, if Operator is unable to operate any of the Section 11(I) Aircraft, or any of the Delta Connection Flights due to such Section 11(I) Aircraft being damaged and such damage was due to an event that was substantially within the control of, or caused by, some action or inaction of Operator or an affiliate of Operator, Delta shall not be obligated to pay Operator any Direct Costs, or any other amounts, in connection with such non-operated Section 11(I) Aircraft and Delta Connection Flights during the period that Operator is unable to operate such damaged Section 11(I) Aircraft or the Delta Connection Flights associated therewith.

(iii)

If [***] or more Section 11(I) Aircraft are removed on a temporary basis from the Agreement for [***] over any [***] rolling period, then either Delta or Operator shall, upon [***] prior written notice to the other Party, have the right to remove on a permanent basis from the terms of the Agreement the number of Section 11(I) Aircraft that have been so removed for such [***] period.

(iv)

If [***] or more Section 11(I) Aircraft are permanently removed from the terms of this Agreement pursuant to clause (iii) of this Section 11(I), then, each Party shall have the right to remove all, but not less than all, remaining Section 11(I) Aircraft from the terms of the Agreement upon written notice to the other party. If either Party exercises its right to remove the remaining Section 11(I) Aircraft from the terms of the Agreement as provided in this Section 11(I)(iv), the Parties shall determine a mutually agreed upon wind- down schedule with respect to the remaining Section 11(I) Aircraft, provided in no event shall such wind-down schedule be longer than [***] after delivery of the election notice required by this clause (iv) of this Section 11(I).

6

EXECUTION VERSION

(v)	[***]

(vi)

With respect to any Removed Section 11(I) Aircraft that are temporarily removed from the Agreement pursuant to Section 11.I(i) above, Operator shall not (i) operate or use any such Removed Section 11(I) Aircraft for itself or on behalf of any third party or (ii) lease, sublease, transfer, sell, assign or otherwise convey any interest into any such Removed Section 11(I) Aircraft to any third party.”

6.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

7

EXECUTION VERSION

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ David A. Garrison

Name:	Wade Steel	Name:	David A. Garrison

Title:	CCO	Title:	SVP Delta Connection

Date:	1/10/20	Date:	12/23/19

8

EXECUTION VERSION

EXHIBIT A

Performance Incentives and Penalties

[***]

9

EXECUTION VERSION

EXHIBIT B

Block Hour Payment

[***]

10

EXECUTION VERSION

EXHIBIT C

Operational MPR Incentives

[***]

11

EXECUTION VERSION

EXHIBIT D

Section 3.E. Block Hour Rate

[***]

12

AMENDMENT NUMBER THIRTY-TWO to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Thirty-Two (this “Amendment”), dated effective as of June 2, 2020 (“Amendment Number Thirty-Two Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

SECTION 2.[***]

SECTION 3.Legacy Aircraft -- Amended Expiration Dates with respect to certain Legacy Aircraft. Exhibit A to Amendment Number Twenty-Seven to the Agreement dated January 25, 2019 (“Amendment Twenty-Seven”) sets forth, among other items, the respective “Expiration Date” of the “Legacy Aircraft” (as such terms are used or otherwise defined in Amendment Twenty-Seven). The Parties have agreed to amend the “Expiration Date” with respect to certain Legacy Aircraft as follows:

(i)	the “Expiration Date” of [***] will be shortened;
(ii)	the “Expiration Date” of [***] will be extended;
(iii)

the “Expiration Date” of [***] (as defined in Amendment Number Twenty-Five to the Agreement dated June 19, 2018 (“Amendment Twenty-Five”)) shall be as provided in Schedule 2 attached hereto and not as otherwise provided in Section 2.A(ii) of Amendment Number Thirty to the Agreement dated June 21, 2019 (“Amendment Thirty”); and

(iv)	the “Expiration Date” of [***] (as defined in Amendment Twenty-Eight) shall be as provided in Schedule 2 attached hereto and not as otherwise provided in Section 2.C of Amendment Twenty-Eight.

Accordingly, attached hereto at Schedule 2 is an amended and restated Exhibit A to Amendment Twenty- Seven reflecting the foregoing revised “Expiration Dates.”

SECTION 4.Non-Legacy Aircraft – Term. Section 3 of Amendment Twenty-Seven (as amended by Section 5.A. of Amendment Twenty-Eight) sets forth the term of the Agreement with respect to the Non- Legacy Aircraft (as defined in Amendment Twenty-Seven (as amended by Section 5.A. of Amendment Twenty-Eight)). The Parties desire to amend the definition of Non-Legacy Aircraft and update the term of the Agreement with respect to Aircraft acquired since the effective date of Amendment Twenty-Seven. Accordingly, the Parties hereto agree as follows:

1

With respect to each of (i) the [***] “E175 Aircraft” (as such term is defined in Amendment Number Fifteen to the Agreement dated October 19, 2015 (“Amendment Fifteen”)), (ii) the [***] “E170+ Aircraft” (as such term is defined in the Amended and Restated Amendment Number Twenty-Two to the Agreement dated September 7, 2017 (“Amendment Twenty-Two”)), (iii) the [***] “[***] CRJ-900 Aircraft” (as defined in Amendment Thirty), (iv) the [***] “E175(G2) Aircraft (as defined in Amendment Twenty-Eight, (vi) the [***] “Repositioned Aircraft (as defined in Amendment Number Twenty-Nine to the Agreement dated April 18, 2019 (“Amendment Twenty-Nine”) and (vi) the [***] “E170LL Aircraft” (as defined in Amendment Thirty) (such Aircraft collectively, the “Non-Legacy Aircraft”), the respective Non-Legacy Aircraft shall remain an Aircraft under the Agreement until the date provided for in Schedule 3 attached hereto under the column heading “Expiration Date” corresponding to such Non-Legacy Aircraft, unless the Agreement is otherwise terminated prior to such date or Delta exercises the extension rights provided for in Agreement with respect to such Non-Legacy Aircraft.

SECTION 5.Delayed Scheduled Delivery Months for [***] EMB Aircraft. Exhibit A to Amendment Twenty-Eight and Exhibit A to Amendment Thirty set forth the “Scheduled Delivery Month” and other applicable information relating to the delivery of certain E175(G2) Aircraft (as defined in Amendment Twenty-Eight) and certain E170LL Aircraft (as defined in Amendment Thirty), respectively. The Parties have agreed to delay the “Scheduled Delivery Month” with respect to [***] such E175(G2) Aircraft and [***] such E170LL Aircraft without any delay fee or other penalty to SkyWest or Delta. Accordingly, attached hereto are the following: (i) Schedule 4A hereto is an amended and restated Exhibit A to Amendment Twenty-Eight; (ii) Schedule 4B hereto is an amended and restated Exhibit A to Amendment Thirty; (iii) Schedule 4C is an amended Schedule 2 of Exhibit D to Amendment Twenty-Eight reflecting the rent matrix with the additional months of determination for such [***] E175(G2) Aircraft and (iv) Schedule 4D is an amended Schedule 2 of Exhibit D to Amendment Thirty reflecting the rent matrix with the additional months of determination for such [***] E170LL Aircraft.

SECTION 6.[***]

SECTION 7.[***]

SECTION 8.[***]

SECTION 9.Certain Other Amendments.

9.1Minimum Utilization. Amendment Number Three to the Agreement dated July 1, 2009 (“Amendment Three”) sets forth certain agreements of the Parties with respect to minimum utilization averages. [***]

9.2Repositioned Aircraft.

9.2.1The Parties acknowledge that each of the Repositioned Aircraft (as defined in Amendment Twenty-Nine) have been delivered by Delta (or an affiliate of Delta) to, and accepted by, SkyWest. The Parties, however, have agreed to defer the Repositioned Aircraft Scheduled In-Service Date (as defined in Amendment Twenty-Nine) with respect to [***] of the Repositioned Aircraft as provided below (such [***] aircraft, the “Delayed Repositioned Aircraft”):

[***]

2

For the avoidance of doubt, the reference in clause (i) of Section 2.B of Amendment Twenty- Nine to the “Repositioned Aircraft Scheduled In-Service Date” shall be replaced with, “Repositioned Aircraft Scheduled In-Service Date” as delayed pursuant to this Section 9.2.1. Notwithstanding this Section 9.2.1, upon no less than [***] prior written notice to Operator, Delta may accelerate the respective Repositioned Aircraft Scheduled In-Service Date of one or more of the Delayed Repositioned Aircraft to a date prior to the respective date set forth in the table above.

9.2.2[***]. SkyWest agrees that during the Storage Period, until otherwise notified by Delta in writing, SkyWest will defer all bridging and other modification work required pursuant to Amendment Twenty-Nine.

9.3Article 11. Article 11 of the Agreement is hereby amended by inserting new clause (I) as follows:

(I)[***]

9.4Restatement of Base Rate Costs. The Parties have agreed to restate the Base Rate Costs applicable to all Aircraft. Accordingly, Schedule 8 hereto sets froth the Base Rate Costs for the Aircraft and for the period so identified.

SECTION 10. Miscellaneous.

10.1This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

10.2The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

10.3Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

[remainder of page intentionally left blank – signature page follows]

3

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ David A. Garrison

Name:	Wade Steel	Name:	David A. Garrison

Title:	CCO	Title:	SVP Delta Connection

Date:	6/5/20	Date:	6/2/2020

[signature page to Amendment Number Thirty-Two]

SCHEDULE 1

[***]

SCHEDULE 2

[***]

SCHEDULE 3

[***]

SCHEDULE 4A, 4B, 4C and 4D

[***]

SCHEDULE 5A, 5B, 5C and 5D

[***]

SCHEDULE 6

[***]

SCHEDULE 7A and 7B

[***]

SCHEDULE 8

[***]

Execution Copy

AMENDMENT NUMBER THIRTY-THREE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Thirty-Three (this “Amendment”), dated effective as of November 1, 2019 (“Amendment Number Thirty-Three Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the parties desire to implement and define terms and conditions related to SkyWest utilizing an inflight mobile device onboard; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Inflight Services Devices.

A.

Operator shall purchase one inflight mobile device for each of Operator’s flight attendants along with a suitable number of spare devices, as reasonably determined by Operator, to support Operator’s Delta Connection Flights. Such device shall be an [***], equipped with a screen protector, customized and branded [***] Case (as specified by Delta) for the [***], and include a data plan of [***] (each, a “Mobile Device”). Operator shall also purchase one Point of Sale Device as specified by Delta (each, a “POS Device” and collectively with the Mobile Devices, the “Inflight Devices”), for each of Operator’s flight attendants along with a suitable number of spare POS Devices, as reasonably determined by Operator, to support Operator’s Delta Connection Flights. Operator shall be responsible to obtain all regulatory approvals required to use the Inflight Devices on Operator’s Delta Connection Flights at Operator’s sole cost and expense.

B.	[***]

C.

Contemporaneously with the execution and delivery of this Amendment, Operator and Delta shall enter into an Application Use Agreement (the “AUA”) which shall set forth the terms and conditions with respect to Operator’s use of any Delta licensed applications on the Inflight Devices.

D.	Operator and Delta agree that the Inflight Devices shall be used by Operator until the earlier of (i) the termination of the AUA or (ii) the termination of the Agreement (the “Device Term”).

Execution Copy

E.

During the period commencing as of [***] and ending [***] (or such earlier date if the Device Term is terminated prior to [***]) (such period the “Initial Device Term”), Delta shall pay Operator the applicable per departure rate as set forth in Exhibit A attached hereto (the “Device Rate”) [***]. Prior to Operator acquiring and fully deploying the Inflight Devices to all of Operator’s flight attendants, and such Inflight Devices are operational and being utilized on a full-time basis, the Device Rate shall be the “No POS Device” rate set forth in Exhibit A. Thereafter, the Device Rate shall be the applicable “With POS Device” rate set forth in Exhibit A. From and after the Initial Device Term, the Device Rate shall be as provided in Exhibit A attached hereto.

Operator shall acquire, deploy, and fully implement the Inflight Devices to all of Operator’s flight attendants by no later than [***]. Delta shall only be obligated to pay the applicable Device Rate to Operator so long as Operator is in full compliance with the terms of the AUA, and Operator’s flight attendants are actively using the Inflight Devices on all of Operator’s Delta Connection Flights.

The parties acknowledge that as of [***], Operator has acquired, deployed and fully implemented the Inflight Devices as contemplated in this Section 2.E. Accordingly, from [***] to [***], the Device Rate is the “No POS Device” rate set forth in Exhibit A.

If (A) the Device Term is terminated prior to [***] due to (i) the AUA having been terminated by Delta pursuant to Section 7.3 of the AUA, (ii) the AUA having been terminated by SkyWest pursuant to Section 7.2 of the AUA or (iii) the AUA having been terminated pursuant to Section 7.4 of the AUA as a result of a default by Delta under the DCA or (B) Delta requires SkyWest to stop using the Licensed Application (as defined in the AUA) pursuant to Section 5.3 of the AUA, then, in either case, the parties shall meet to determine a mutually agreeable payment by Delta to Operator to fully reimburse Operator for the costs associated with Operator’s acquisition of the Inflight Devices, each party acting reasonably, and such determination to be made using the same methodology used by the parties to determine the Device Rate. All Device Rates paid to Operator prior to any such termination shall be credited toward such reimbursement payment.

F.

Operator may install on the Inflight Devices other applications selected by Operator that are not used in connection with either (x) the Licensed Application (as defined in the AUA) or (y) other applications provided to Operator by another airline (or otherwise selected by another airline) for use on the Inflight Device by Operator ((x) and (y) collectively, “SkyWest Applications”). Operator may also install on the Inflight Device other applications provided to Operator by another airline (or otherwise selected by another airlines) for use on the Inflight Device by Operator (such applications, “OAL Applications”). With respect to the installation of any OAL Applications or any SkyWest Applications used exclusively for another airline and not related to operator’s technical manuals, Delta and Operator shall meet to determine a mutually agreeable reduction in the Device Rate, each party acting reasonably, and upon such agreement the Device Rate shall be reduced accordingly effective as of the installation of the applicable OAL Application(s) and/or SkyWest Application(s) onto the Inflight Device.

[***]

Execution Copy

3.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

Execution Copy

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Jim Graham

Name:	Wade Steel	Name:	Jim Graham

Title:	CCO	Title:	SVP-Delta Connection

Date:	9/30/2020	Date:	Oct 12, 2020

Execution Copy

EXHIBIT A

Device Rate (per Aircraft Departure)

[***]

Execution Copy

AMENDMENT NUMBER THIRTY-FOUR to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Thirty-Four (this “Amendment”), dated effective as of March 22, 2021 (“Amendment Number Thirty-Four Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

SECTION 2.[***]

SECTION 3.Minimum Utilization Amendment. Amendment Number Three to the Agreement dated July 1, 2009 (“Amendment Three”) sets forth certain agreements of the Parties with respect to minimum utilization averages. [***].

SECTION 4. [***]

SECTION 5.Miscellaneous.

5.1This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

5.2The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

5.3Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

[remainder of page intentionally left blank – signature page follows]

1

Execution Copy

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Jim Graham

Name:	Wade Steel	Name:	Jim Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	3/23/21	Date:	March 23, 2021

EXECUTION VERSION

AMENDMENT NUMBER THIRTY-FIVE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Thirty-Five (this “Amendment”), dated effective as of June 9, 2021 (“Amendment Number Thirty-Five Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement;

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

SECTION 2.Variable Base Rate Cost Reductions.

2.1The Parties have agreed to certain reductions to be applied during the [***] Rate Reduction Period (as defined below) with respect to certain Base Rate Costs. Schedule 1 attached hereto identifies the specific Base Rate Costs to be so adjusted during the [***] Rate Reduction Period, together with the applicable adjusted Base Rate Costs to be applied during the [***] Rate Reduction Period and the applicable Aircraft rate tranche to which such adjusted Base Rate Costs applies.

2.2During the [***] Rate Reduction Period, except as set forth in Section 2.1 above, all other respective Base Rate Costs shall be the Base Rate Costs with respect to the applicable Aircraft as in effect immediately prior to the Amendment Number Thirty-Five Effective Date. Following the expiration of the [***] Rate Reduction Period, the Base Rate Costs set forth in Schedule 1 hereto shall not apply and the Base Rate Costs as in effect immediately prior to the Amendment Number Thirty-Five Effective Date shall be reinstated.

2.3The Parties acknowledge and agree that the foregoing variable Base Rate Cost reductions are intended to reduce Base Rate Costs attributable to block hour rates and departure rates by $[***] in the aggregate during the [***] Rate Reduction Period (such amount, the “Target Amount”). Following the expiration of the [***] Rate Reduction Period, the Parties will reconcile the actual reduction in Base Rate Costs attributable to block hour rates and departure rates during the [***] Rate Reduction Period taking into account the rate reductions set forth in Section 2.1 above as compared to the Base Rate Costs attributable to block hour rates and departures rates during the [***] Rate Reduction Period had the rate Reductions in Section 2.1 above not been in effect. The foregoing reconciliation shall be completed on or before [***].

If the actual reduction in Base Rate Costs is less than the Target Amount, then, on or before [***], SkyWest will pay to Delta the difference between the Target Amount and the actual reduction (or, at Delta’s election, Delta may offset such difference from amounts otherwise next due to SkyWest under the Agreement).

1

EXECUTION VERSION

If the actual reduction in Base Rate Costs is more than the Target Amount, then, on or before [***], Delta will pay to SkyWest the difference between the actual reduction and the Target Amount (or, at Delta’s election, Delta may make such payment in connection with the amounts otherwise next due to SkyWest under the Agreement).

2.3For purposes of this Amendment, the “[***] Rate Reduction Period” means the period commencing on and including [***] and ending on and including [***].

SECTION 3.Minimum Utilization Amendment. Amendment Number Three to the Agreement dated July 1, 2009 (“Amendment Three”) sets forth certain agreements of the Parties with respect to minimum utilization averages. [***].

SECTION 4.Expiration Date Extensions. The Parties hereby agree to extend the respective “Expiration Dates” with respect to certain of the Aircraft. Schedule 2 attached hereto sets forth the applicable “Expiration Date” for each of the Aircraft, including Aircraft subject to such extensions. Further, as a result of the foregoing extensions, the applicable Base Rate Costs are amended as of [***], to reflect such extension period. Schedule 3 hereto amends and restates the Base Rate Costs, effective as of [***], for the Aircraft to reflect such extensions. For the avoidance of doubt, the Base Rate Costs set forth in Schedule 3 in no way affect the Base Rate Costs Reductions provided for in Section 2 of this Amendment.

SECTION 5.Miscellaneous.

5.1This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

5.2The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

5.3Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

[remainder of page intentionally left blank – signature page follows]

2

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Jim Graham

Name:	Wade Steel	Name:	Jim Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	6/9/21	Date:	6/7/2021

[signature page to Amendment Number Thirty-Five]

EXECUTION VERSION

SCHEDULE 1

[***]

EXECUTION VERSION

SCHEDULE 2

[***]

EXECUTION VERSION

SCHEDULE 3

Base Rate Costs

[***]

EXECUTION VERSION

AMENDMENT NUMBER THIRTY-SIX to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Thirty-Six (this “Amendment”), dated effective as of August 3, 2021 (“Amendment Number Thirty-Six Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] Bombardier CRJ-900 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, the [***] CRJ900 series regional jet aircraft configured with [***] passenger seats set forth in Exhibit A attached hereto (the “Short-Term CRJ900 Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Operator shall make each Short-Term CRJ900 Aircraft available to be placed into service within the Delta Connection Program no later than each respective In-Service Date as set forth in Exhibit A attached hereto (each, the “Scheduled In-Service Date”). If any Short-Term CRJ900 Aircraft is not placed in service within the Delta Connection Program by its Scheduled In-Service Date (such Short-Term CRJ900 Aircraft, a “Delayed In-Service Aircraft”), then Operator shall pay Delta an amount of [***]; provided, Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta.

B.

Notwithstanding anything in the Agreement to the contrary, the term for which each Short- Term CRJ900 Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective Scheduled In-Service Date and terminate upon the earlier of [***] (each such period, a “Short-Term CRJ900 Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not a Short-Term CRJ900 Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Thirty-Six Effective Date. Delta shall have no obligation to pay or reimburse Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with each Short-Term CRJ900 Aircraft prior to the Scheduled In-Service Date of such Short-Term CRJ900 Aircraft.

[***]

C.	[***]. Operator shall place each Short-Term CRJ900 Aircraft in the Delta Connection livery and interior standards as in effect as of the Amendment Number Thirty-Six Effective Date

1

EXECUTION VERSION

including, without limitation, cabin carpets, seat belts, seat covers, curtains, seat track covers, bin strips (if applicable) and laminates (collectively, the “Interior Standards”).

D.	Notwithstanding Section 3.A.(ii) of the Agreement, the parties acknowledge and agree that [***].

E.

(i)  The Base Rate Costs to be applied to the Short-Term CRJ900 Aircraft for the entirety of their respective Short-Term CRJ900 Aircraft Terms, shall be as set forth in Exhibit B attached hereto. [***].

(ii)  Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the Short-Term CRJ900 Aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for other Aircraft (that are not the Short-Term CRJ900 Aircraft) under the Agreement are already included as part of the Base Rate Costs for the Short-Term CRJ900 Aircraft set forth in Exhibit B attached hereto. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties applicable to the CRJ-900 Aircraft fleet subject to the terms of the Agreement in accordance with, and subject to, the terms and conditions set forth in Amendment Thirty-One to the Agreement dated December 17, 2019.

(iii)  As to the Short-Term CRJ900 Aircraft only, the first sentence in the fifth paragraph of Section 3.E. of the Agreement shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the Short-Term CRJ900 Aircraft, or any of the Delta Connection Flights scheduled to be operated by any of the Short-Term CRJ900 Aircraft, due to a strike, labor dispute or work stoppage; provided, in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs or any other amounts in connection with such non-operated Short-Term CRJ900 Aircraft and Delta Connection Flights.”

(iv)  [***].

(v)  Notwithstanding the provisions of Article 1.D. of the Agreement, the Delta Connection Flights to be operated by the Short-Term CRJ900 Aircraft shall be primarily supported by crew and maintenance bases of Operator located at airports in [***]. As of the Amendment Number Thirty-Six Effective Date, such crew and maintenance bases are as follows: crew bases ([***]), line maintenance bases ([***]) and overnight maintenance bases ([***]). If to a material degree, the Short-Term CRJ900 Aircraft are scheduled such that the crew and maintenance bases with respect to the Short-Term CRJ900 Aircraft are not located in such airports, such act or omission shall not be a breach of the Agreement; provided, however, in any such event Delta and Operator will negotiate in good faith to agree on an appropriate economic adjustment (up or down) to the Direct Costs solely to account for the actual bases and/or maintenance bases used to support the Delta Connection Flights to be operated by the Short-Term CRJ900 Aircraft.

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F.

Notwithstanding the provisions of Article 1.D. of the Agreement, if (i) Delta submits a proposed monthly schedule of Delta Connection Flights to be operated by the Short-Term CRJ900 Aircraft during such month (each, a “Proposed Monthly Short-Term CRJ900 Schedule”) which provides for average daily scheduled utilization measured on a calendar month basis in the aggregate for the Short-Term CRJ900 Aircraft fleet (taking into account scheduled maintenance) available to schedule (“Average Short-Term CRJ900 Utilization”) greater than an average of [***] per Short-Term CRJ900 Aircraft [***] during the applicable month of determination (the “Maximum Short-Term CRJ900 Utilization Level”) and (ii) Operator, after conducting a good faith review and analysis of such Proposed Monthly Short- Term CRJ900 Schedule and its crew availability for such month, determines, in good faith, that it is unable to operate the Proposed Monthly Short-Term CRJ900 Schedule as provided by Delta, then, within [***] following receipt of such Proposed Monthly Short-Term CRJ900 Schedule, Operator shall have the option, upon delivering to Delta written notice, to request a reduction in such scheduled block hours in order to reduce the Average Short-Term CRJ900 Utilization to the Maximum Short-Term CRJ900 Utilization Level or a greater utilization level as specified by Operator (an “Short-Term CRJ900 Schedule Reduction Request”). If Operator does not respond within such [***] period, any such non-response shall be deemed a waiver by Operator of its right to request any schedule reduction with respect to such month’s Proposed Monthly Short-Term CRJ900 Schedule. Upon receipt of a Short-Term CRJ900 Schedule Reduction Request, Delta shall amend the Proposed Monthly Short-Term CRJ900 Schedule initially delivered by Delta to Operator to reduce the Average Short-Term CRJ900 Utilization reflected in such Proposed Schedule to a level no greater than the Maximum Short-Term CRJ900 Utilization Level or greater level as specified by Operator and such reduction shall thereafter be reflected in the applicable final monthly schedule for the Short-Term CRJ900 Aircraft (a “Schedule Reduction”). Flights cancelled due to any such Schedule Reduction shall not be taken into account for any purposes under this Agreement, including, as pertaining to performance goals or other penalties provided for in Exhibit E attached to the Agreement.

G.

Operator shall select the vendor(s) to perform and complete all maintenance work associated with the Short-Term CRJ900 Aircraft (including the engines associated therewith and associated parts) in Operator’s sole and absolute discretion.

I.	Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the Short-Term CRJ900 Aircraft.

K.	[***]

3.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

This Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

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C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

4

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James C. Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection & CEO Endeavor Air

Date:	8/3/21	Date:	8/3/2021

[signature page to Amendment Number Thirty-Six]

EXECUTION VERSION

EXHIBIT A

Short-Term CRJ900 Aircraft

[***]

EXECUTION VERSION

EXHIBIT B

Short-Term CRJ900 Aircraft Base Rate Costs

[***]

EXECUTION VERSION

AMENDMENT NUMBER THIRTY-SEVEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Thirty-Seven (this “Amendment”), dated effective as of August 3, 2021 (“Amendment Number Thirty-Seven Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] Embraer E175 Aircraft and the Removal of [***] CRJ-900 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, the [***] Embraer E175 (certification designation ERJ 170-200 LR) series regional jet aircraft configured with 76 passenger seats set forth in Exhibit A attached hereto (the “E175(G3) Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Except as provided in Section 3 of this Amendment, Operator shall make each E175(G3) Aircraft available to be placed into service within the Delta Connection Program no later than each respective Scheduled In-Service Date as set forth in Exhibit A attached hereto.

B.

Notwithstanding anything in the Agreement to the contrary, the term for which each E175(G3) Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective actual in-service date of operating Delta Connection Flights (the “Actual In-Service Date”) and terminate upon the earlier of [***] (each such period, and any extension or renewal terms, an “E175(G3) Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not an E175(G3) Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Thirty-Seven Effective Date. Except as set forth in Section 2.D. below, Delta shall have no obligation to pay or reimburse Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with each E175(G3) Aircraft prior to the Actual In-Service Date of such E175(G3) Aircraft.

Notwithstanding the provisions of Article 11.A of the Agreement, Delta’s extension rights with respect to the term of each E175(G3) Aircraft shall be limited to up to [***] additional [***] terms subject to the terms and conditions set forth in this Section 2.B. Any such extension will require (i) at least [***] prior written notice from Delta to Operator prior to the expiration of the initial term or the subsequent extension term, as the case may be, of the

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applicable E175(G3) Aircraft and (ii) the execution and delivery of a mutually agreed upon extension agreement as to the applicable E175(G3) Aircraft at least [***] prior to the expiration of such initial term or the subsequent extension term, as the case may be, including as to the Direct Costs to be applied during the applicable extension term, each party to negotiate in good faith with respect to such extension agreement.

C.

Contemporaneous with the Actual In-Service Date of each E175(G3) Aircraft as an Aircraft under the Agreement, Operator shall remove from service within the Delta Connection Program [***] CRJ-900 aircraft that is an Aircraft subject to the Agreement, together with [***] CF34-8C5 engines (the “Removed CRJ-900 Aircraft”). The Removed CRJ-900 Aircraft (together with the removed CF34-8C5 engines) are set forth in Exhibit A-1 attached hereto. Operator covenants and agrees that it shall not operate any Delta Connection Flights with any E175(G3) Aircraft prior to the removal of a corresponding CRJ-900 Aircraft as provided in this Section 2.C. In no event shall a Removed CRJ-900 Aircraft operate within the Delta Connection Program on or after the Actual In-Service Date of the corresponding E175(G3) Aircraft without prior written authorization from Delta. Upon the removal of the applicable Removed CRJ-900 Aircraft from this Agreement (together with the [***] CF34- 8C5 engines so removed) as provided in this Section 2.C., Delta shall have no further payment obligations with respect to such removed aircraft or engines with respect to any periods following such removal. Concurrent with the removal of the [***] Removed CRJ- 900 Aircraft, one of the following CF34-8C5 engines with manufacturer’s serial number [***] will be removed as a spare engine (the “Removed Spare CF34-8C5 Engines”).

Delta and Operator acknowledge that the engines identified in Exhibit A-1 attached hereto associated with the Removed CRJ-900 Aircraft (the “Removed Installed CF34-8C5 Engines”) and the Removed Spare CF34-8C5 Engines (collectively with the Removed Installed CF34-8C5 Engines, the “Removed CF34-8C5 Engines”) are not subject to Engine LLP Reconciliation (as defined in Amendment Nine to the Agreement dated as of August 1, 2012 (“Amendment Nine”)). Notwithstanding Article 3.A.(ii) of the Agreement, effective as of Amendment Number Thirty-Seven Effective Date, the Engine Maintenance Expense associated with the Removed CF34-8C5 Engines shall no longer be treated as a Pass Through Cost.

If prior to the removal of a Removed CF34-8C5 Engine as provided herein, such engine is subject to a Removal Event (as defined below), then, at the time of the Removal Event, the Removed CF34-8C5 Engine shall no longer be subject to the terms of the Agreement. In the event that [***] Removed CF34-8C5 Engines are removed from the terms of this Agreement as a result of Removal Events, then, upon the removal of the [***] Removed CF34-8C5 Engine and each subsequent (if any) Removed CF34-8C5 Engine, Operator shall promptly provide a Substitute CF34-8C5 Engine (as defined below) for use by Operator in connection with the operation of CRJ-900 Aircraft subject to the terms of the Agreement for the remaining period that such Removed CF34-8C5 Engine would have been subject to the terms of this Agreement but for the early removal. In such event, [***] commencing with the [***] Substitute Engine and for each subsequent Substitute Engine, Delta shall pay Operator [***] for each actual departure of such [***] and subsequent Substitute CF34-8C5 Engines until such Substitute CF34-8C5 Engine has been removed from service within the Delta Connection Program in accordance with this Amendment. As of the Amendment Number Thirty-Seven Effective Date, [***] Removed CR34-8C5 Engines [***] have been removed from the scope of the Agreement as a result of Removal Events.

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EXECUTION VERSION

For purposes of the foregoing, a “Removal Event” shall mean the Removed CF34-8C5 Engine is removed from service as a result of scheduled or unscheduled maintenance event to fully restore performance in accordance with the original equipment manufacturer requirements.

For purposes of the foregoing, a “Substitute CF34-8C5 Engine” means a General Electric CF34-8C5 engine capable of operation with the CRJ-900 Aircraft and not then in-use with other Aircraft, whether as a spare or otherwise.

In addition, notwithstanding anything in the Agreement to the contrary, effective as of the Amendment Number Thirty-Seven Effective Date, the costs associated with any heavy airframe modification of the type contemplated in Section 4 of Amendment 19 shall not be treated as a Pass Through Cost as it relates to any Removed CRJ-900 Aircraft, and all such costs shall be the sole responsibility of Operator.

D.	(i) [***]

(ii) E175(G3) Aircraft Configuration. Except as set forth in this Section 2.D.(ii), Operator shall cause Embraer to deliver each of the E175(G3) Aircraft in the configuration specified in Exhibit F attached hereto and incorporated herein. Delta and Operator acknowledge and agree that Delta may elect to add WiFi, on-board ovens, polycarbonate class dividers, Delta- branded placarding, and/or Delta-branded passenger service unit lenses (each, an “Add-On Item”) to the E175(G3) Aircraft, and if Delta makes any such election Operator shall procure each such Add-On Item from a third party vendor selected by Delta in its sole discretion, [***]. Unless Delta notifies Operator that Delta has selected a third party vendor to install any of the Add-On Items on the E175(G3) Aircraft, Operator shall install (or, as to the WiFi only, cause a third party vendor to install) the Add-On Items on the E175(G3) Aircraft prior to each such aircraft’s respective Actual In-Service Date [***]. As to the WiFi, installation requires [***]. Accordingly, the references to [***] in Exhibit A hereto and in Section 2(D)(i) above shall, in each case, be increased to [***] if Delta elects to add the WiFi to the E175(G3) Aircraft. Any delay caused by Delta or any such third party vendor selected by Delta with respect to the procurement or installation of any Add-On Item shall (i) be deemed due to an event that was substantially within the control of, or caused by, some action or inaction of Delta for purposes of Section 2.D.(i), and (ii) be deemed principally attributable to an action of Delta for purposes of Section 3.B of this Amendment.

E.	(i) The Base Rate Costs to be applied to the E175(G3) Aircraft for the entirety of their respective [***], shall be as set forth in Exhibit B attached hereto. [***].

(ii) Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the E175(G3) Aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for certain other Aircraft (that are not the E175(G3) Aircraft) under the Agreement are already included as part of the Base Rate Costs for the E175(G3) Aircraft set forth in Exhibit B attached hereto. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties in accordance with, and subject to, the terms and conditions set forth in Amendment Thirty-One to the Agreement dated December 17, 2019 (“Amendment Number Thirty-One”).

(iii) With respect to each E175(G3) Aircraft engine serial number (ESN) set forth on Exhibit A attached hereto (the “Delivery Date E175(G3) Engines”) and [***] engines identified in

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EXECUTION VERSION

Exhibit E attached hereto (each, a “Spare E175(G3) Engine”, and collectively with the Delivery Date E175(G3) Engines, the “E175(G3) Engines”), “Engine Maintenance Expense” as defined in Section 3.A.(ii)(1) of the Agreement for the E175(G3) Engines shall be as provided in Exhibit C-2 attached hereto; provided, in all events, such costs shall not be treated as a Pass Through Cost but shall be deemed a Base Rate Cost for purposes of the Agreement. [***]

The EMB Fleet Engines (as defined in Exhibit C-1 attached hereto) shall be used only for the operation of any Embraer Fleet Aircraft (as defined in Exhibit C-1 attached hereto), in each case, in connection with the Delta Connection Program. Operator shall at all times during the applicable EMB Aircraft Term (as defined in Exhibit C-1 attached hereto) maintain a sufficient number of EMB Spare Engines (as defined in Exhibit C-1 attached hereto) to operate, as contemplated by the Agreement and this Amendment, the Embraer Fleet Aircraft (as defined in Exhibit C-1 attached hereto) under the scope of the Agreement at such time. In the event Operator needs additional spare engines in order to maintain a sufficient number of spare engines for the Embraer Fleet Aircraft, upon written notice to Delta, Operator may include additional spare engines as EMB Spare Engines under the terms of the Agreement, with the parties to agree upon the applicable Embraer Fleet Aircraft to associate such additional spare engines.

Subject to Delta’s prior written consent, such consent not to be unreasonably withheld or delayed, Operator may remove and, if necessary, replace an E175(G3) Engine as a result of damage or destruction of such engine. In such event Exhibit A or Exhibit E hereto shall be amended to reflect such removal and replacement, if applicable.

(iv) Notwithstanding the definition of Aircraft Rent/Ownership Costs as set forth in Section 3.A.(ii)(2) of the Agreement, with respect to each E175(G3) Aircraft, Aircraft Rent/Ownership Costs shall be as set forth in Exhibit D attached hereto. [***].

(v) [***]

(vi) As to the E175(G3) Aircraft, the first sentence in the fifth paragraph of Section 3.E. of the Agreement shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the E175(G3) Aircraft, or any of the Delta Connection Flights scheduled to be operated by any of the E175(G3) Aircraft, due to a strike, labor dispute or work stoppage; provided, in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs or any other amounts in connection with such non-operated E175(G3) Aircraft and Delta Connection Flights.”

(vii) [***]

(viii) [***]

(ix) Notwithstanding the provisions of Article 1.D. of the Agreement, the Delta Connection Flights to be operated by the E175(G3) Aircraft shall be primarily supported by crew and maintenance bases of Operator located at airports in [***]. As of the Amendment Number Thirty-Seven Effective Date, such crew and maintenance bases are as follows: crew bases ([***]), line maintenance bases ([***]) and overnight maintenance bases ([***]). If to a

4

EXECUTION VERSION

material degree, the E175(G3) Aircraft are scheduled such that the crew and maintenance bases with respect to the E175(G3) Aircraft are not located in such airports, such act or omission shall not be a breach of the Agreement; provided, however, in any such event Delta and Operator will negotiate in good faith to agree on an appropriate economic adjustment (up or down) to the Direct Costs solely to account for the actual bases and/or maintenance bases used to support the Delta Connection Flights to be operated by the E175(G3) Aircraft.

F.

Notwithstanding the provisions of Article 1.D. of the Agreement, if (i) Delta submits a proposed monthly schedule of Delta Connection Flights to be operated by the E175(G3) Aircraft during such month (each, a “Proposed Monthly E175(G3) Schedule”) which provides for average daily scheduled utilization measured on a calendar month basis in the aggregate for the E175(G3) Aircraft fleet (taking into account scheduled maintenance) available to schedule (“Average E175(G3) Utilization”) greater than an average of [***] per E175(G3) Aircraft [***] during the applicable month of determination (the “Maximum E175(G3) Utilization Level”) and (ii) Operator, after conducting a good faith review and analysis of such Proposed Monthly E175(G3) Schedule and its crew availability for such month, determines, in good faith, that it is unable to operate the Proposed Monthly E175(G3) Schedule as provided by Delta, then, within [***] following receipt of such Proposed Monthly E175(G3) Schedule, Operator shall have the option, upon delivering to Delta written notice, to request a reduction in such scheduled block hours in order to reduce the Average E175(G3) Utilization to the Maximum E175(G3) Utilization Level or a greater utilization level as specified by Operator (an “E175(G3) Schedule Reduction Request”). If Operator does not respond within such [***] period, any such non-response shall be deemed a waiver by Operator of its right to request any schedule reduction with respect to such month’s Proposed Monthly E175(G3) Schedule. Upon receipt of an E175(G3) Schedule Reduction Request, Delta shall amend the Proposed Monthly E175(G3) Schedule initially delivered by Delta to Operator to reduce the Average E175(G3) Utilization reflected in such Proposed Schedule to a level no greater than the Maximum E175(G3) Utilization Level or greater level as specified by Operator and such reduction shall thereafter be reflected in the applicable final monthly schedule for the E175(G3) Aircraft (a “Schedule Reduction”). Flights cancelled due to any such Schedule Reduction shall not be taken into account for any purposes under this Agreement, including, as pertaining to Performance Incentive and Penalties as set forth in Amendment Number Thirty-One.

G.

Operator shall select the vendor(s) to perform and complete all maintenance work associated with the E175(G3) Aircraft (including all E175(G3) Engines and associated parts) in Operator’s sole and absolute discretion; provided, however, if Delta requests Operator to change a vendor performing engine maintenance work with respect to the E175(G3) Engines and if [***] then, Operator will cooperate with Delta with respect to such requested change in vendor for the E175(G3) Engine maintenance.

H.	Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the E175(G3) Aircraft.

I.	[***]

3.	Delay

A.	For purposes of this Section 3, the following terms shall have the respective meaning set forth herein:

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EXECUTION VERSION

“Delivery Date” means, as to each E175(G3) Aircraft, the date such aircraft is delivered to Operator by Embraer.

“EMB Excusable Delay” [***]

“EMB Non-Excusable Delay” [***]

“Excusable Delay Penalty Period” [***]

“Non-Excusable Delay Penalty Period” [***]

“Operator Caused Delay” [***]

“Operator Caused Delay Penalty Period” [***]

“Scheduled Delivery Date” means, as to each E175(G3) Aircraft, the last day of the Scheduled Delivery Month of such aircraft as set forth on Exhibit A hereto.

“Service Delay Penalty Period” [***]

B.

Delays in Actual In-Service Date. Operator hereby agrees to use commercially reasonable best efforts to cause each of the E175(G3) Aircraft to be available to be placed into service within the Delta Connection Program no later than the respective Scheduled In-Service Date (as set forth in Exhibit A hereto). If following the Delivery Date of the respective E175(G3) Aircraft, such aircraft is not placed in service within the Delta Connection Program by such E175(G3) Aircraft’s Scheduled In-Service Date (such E175(G3) Aircraft, a “Delayed In- Service Aircraft”), then, during each day of the Service Delay Penalty Period, Operator shall pay Delta an amount of [***] during the Service Delay Penalty Period; provided, (i) Operator is obligated at such time to pay the full Aircraft Rent/Ownership Costs (disregarding differences in timing as to any such payments under the respective financing documents) with respect to the Delayed In-Service Aircraft, and if not, the amount shall be increased from $[***] to [***] and (ii) Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta. Delta agrees to promptly place into service within the Delta Connection Program in accordance with Delta’s regular scheduling procedures such Delayed In-Service Aircraft following receipt of written certification from Operator that the aircraft is readily available and fit for service within the Delta Connection Program as contemplated by this Amendment. In addition to the foregoing, if the Delayed In-Service Aircraft is not available for service within the Delta Connection Program as contemplated by this Amendment on or before the [***] following its Scheduled Delivery Date, then, after such [***] and continuing until Delta receives written certification described above from Operator that the aircraft is readily available to be placed into service within the Delta Connection Program as contemplated by this Amendment, Delta shall have the right, but not the obligation, to remove such Delayed In-Service Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in such Delayed In-Service Aircraft being available for scheduled service, the foregoing represents Delta’s sole and exclusive remedies attributable to such matters.

C.

Delay in Delivery Caused by an EMB Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175(G3) Aircraft by no later than such E175(G3) Aircraft’s Scheduled Delivery Date. If an E175(G3) Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery

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is attributable to an EMB Excusable Delay (such E175(G3) Aircraft, an “Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Excusable Delay Penalty Period. Unless otherwise removed from the Agreement as provided below in this Section 3.C, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Excusable Delayed Aircraft. In addition to the foregoing, if the Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E175(G3) Aircraft’s Scheduled Delivery Date as a result of an EMB Excusable Delay, then either Party, upon written notice to the other Party delivered within [***] following such [***], may terminate from the scope of the Agreement such Excusable Delayed Aircraft. If either Party fails to give such notice within such [***] period, such Party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Excusable Delayed Aircraft, the foregoing represents, as to each Party, such Party’s sole and exclusive remedy attributable to such matters.

D.

Delay in Delivery Caused by an EMB Non-Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175(G3) Aircraft by no later than such E175(G3) Aircraft’s Scheduled Delivery Date. If an E175(G3) Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an EMB Non-Excusable Delay (such E175(G3) Aircraft, an “Non-Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Non- Excusable Delay Penalty Period; provided, Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta. Unless otherwise removed from the Agreement as provided below in this Section 3.D, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Non-Excusable Delayed Aircraft. In addition to the foregoing, if the Non- Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E175(G3) Aircraft’s Scheduled Delivery Date as a result of an EMB Non- Excusable Delay, then either Party, upon written notice to the other Party delivered within [***] following such [***], may terminate from the scope of the Agreement such Non- Excusable Delayed Aircraft. If either Party fails to give such notice within such [***] period, such Party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Non-Excusable Delayed Aircraft, the foregoing represents, as to each Party, such Party’s sole and exclusive remedy attributable to such matters.

E.

Delay in Delivery Caused by an Operator Caused Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175(G3) Aircraft by no later than such E175(G3) Aircraft’s Scheduled Delivery Date. If an E175(G3) Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an Operator Caused Delay (such E175(G3) Aircraft, an “Operator Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Operator Caused Delay Penalty Period. Unless otherwise removed from the Agreement as provided below in this Section 3.E, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Operator Delayed Aircraft. In addition to the foregoing, if the Operator Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E175(G3) Aircraft’s Scheduled Delivery Date as a result of an Operator Caused Delay, then Delta shall have the right, but not the obligation, to remove such Operator Delayed Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in the delivery of such Operator

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Delayed Aircraft, the foregoing represents Delta’s sole and exclusive remedy attributable to such matters.

F.	With respect to any amounts owed to Delta pursuant to this Section 3, Delta shall be entitled to offset or recoup the full amount of any such payments from any subsequent Provisioning Payment.

4.	Removal of E175(G3) Aircraft.

A.

In connection with the preparation and delivery of the final monthly schedule for the E175(G3) Aircraft (each such monthly schedule, the “Final Monthly E175(G3) Schedule”), if after delivery of such schedule by Delta to Operator, Operator informs Delta in writing that Operator cannot fully operate the Final Monthly E175(G3) Schedule for such month for any reason that is substantially within the control of Operator (including, without limitation, crew availability) and Operator requests the removal or cancellation of scheduled flights (such requested removals and cancellations, “Operator Controlled Cancellations”) or if Delta, after consultation with Operator, in good faith believes Operator cannot fully operate the Final Monthly E175(G3) Schedule for such month and Delta removes or cancels scheduled flights as result thereof (such removals and cancellations, “Delta Cancellations”), then, Delta shall have the right to remove from the terms of the Agreement (as modified by this Amendment) for the applicable month(s) at issue (or, at Delta’s sole election, on a permanent basis [***] (any such E175(G3) Aircraft so removed, a “Removed E175(G3) Aircraft”). Delta shall provide written notice of such removal (temporary or permanent) within [***] after receipt of the written notice of Operator Controlled Cancellations with respect to Operator Controlled Cancellations or, with respect to Delta Cancellations, within [***] after delivery of the Final Monthly Schedule, whichever is applicable. With respect to any E175(G3) Removed Aircraft, Delta will [***]. In determining the number of E175(G3) Aircraft that may be removed, fractions will be rounded up or down to the nearest whole number, with a number [***] being rounded down to the nearest whole number. For the avoidance of doubt, (i) with respect to Operator Controlled Cancellations and Delta Cancellations associated with any E175(G3) Aircraft that is not removed, temporarily or permanently, from the terms of the Agreement pursuant to this Section 4.A, all such cancellations shall be considered non- completed flights for purposes of the calculation of any incentives and penalties as provided in Amendment Number Thirty-One and (ii) Schedule Reduction Requests shall not be deemed Operator Controlled Cancellations or Delta Cancellations.

In preparing the Final Monthly E175(G3) Schedule, such schedule shall take into account scheduled maintenance for the E175(G3) Aircraft and, if applicable, the repair time for damaged E175(G3) Aircraft and accordingly, such aircraft shall not be available for scheduling during the maintenance or repair period, as applicable. For avoidance of doubt, the terms of this Section 4 shall not permit the removal (temporary or permanent) of any E175(G3) Aircraft from the terms of this Agreement as a result of scheduled maintenance and repair time; provided, however, notwithstanding the foregoing, if Operator is unable to operate any of the E175(G3) Aircraft, or any of the Delta Connection Flights, due to an E175(G3) Aircraft being damaged and such damage was due to an event that was substantially within the control of, or caused by, some action or inaction of Operator, Delta shall not be obligated to pay Operator any Direct Costs, or any other amounts, in connection with such non-operated E175(G3) Aircraft and Delta Connection Flights during the period that Operator is unable to operate such damaged E175(G3) Aircraft or the Delta Connection Flights.

8

EXECUTION VERSION

B.

If [***] or more E175(G3) Aircraft are removed on a temporary basis from the Agreement for [***] over any [***] rolling period, then either Delta or Operator shall, upon [***] prior written notice to the other Party, have the right to remove on a permanent basis from the terms of the Agreement the number of E175(G3) Aircraft that have been so removed for such [***] period.

C.

If [***] or more E175(G3) Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Delta may, upon [***] prior written notice to Operator, have the right to remove all, but not less than all, remaining E175(G3) Aircraft from the terms of the Agreement. If [***] or more E175(G3) Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Operator may, upon [***] prior written notice to Delta, have the right to remove all, but not less than all, remaining E175(G3) Aircraft from the terms of the Agreement. If either Party exercises its right to remove the remaining E175(G3) Aircraft from the terms of the Agreement as provided in this Section 4.C, the Parties shall determine a mutually agreed upon wind-down schedule with respect to the remaining E175(G3) Aircraft, provided in no event shall such wind-down schedule be longer than [***] after delivery of the election notice required by this Section 4.C.

D.

If [***] or more E175(G3) Aircraft are, in each case, not available to be placed into service with the Delta Connection Program as contemplated by this Amendment more than [***] after their respective Scheduled-In Service Dates and each such delay is due to an event that was substantially within the control of, or caused by, some action or inaction of Operator or an affiliate of Operator (including, as a result of a crew shortage), then, such unavailability shall be a material breach of the Agreement by Operator and Delta may exercise any and all of its rights and remedies to which it may be entitled with respect to such material breach in accordance with the Agreement. In addition to such rights and remedies, Delta shall also have the right, but not the obligation, upon written notice to Operator to remove all E175(G3) Aircraft from the terms of the Agreement. In such event, the Parties shall determine a mutually agreed upon wind-down schedule with respect to the E175(G3) Aircraft then subject to the Agreement, provided in no event shall such wind- down schedule be longer than [***] after delivery of the foregoing election notice. The foregoing termination right must be exercised within [***] following the end of the [***] late period of the [***] delayed E175(G3) Aircraft. Failure by Delta to exercise such right within such [***] period shall be deemed a waiver by Delta of its right of termination set forth in this Section 4.D.

E.	[***]

F.

With respect to any E175(G3) Aircraft that are temporarily removed from the Agreement pursuant to Section 4.A above, Operator shall not (i) operate or use any such E175(G3) Aircraft for itself or on behalf of any third party or (ii) lease, sublease, transfer, sell, assign or otherwise convey any interest into any such E175(G3) Aircraft to any third party.

5.	[***]

6.	Miscellaneous.

9

EXECUTION VERSION

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

10

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James C. Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection & CEO Endeavor Air

Date:	8/3/21	Date:	8/3/2021

[signature page to Amendment Number Twenty-Eight]

EXECUTION VERSION

EXHIBIT A

Embraer E175(G3) Aircraft

[***]

EXECUTION VERSION

EXHIBIT B

E175(G3) Aircraft Base Rate Costs

[***]

EXECUTION VERSION

EXHIBIT C-1

A. Certain Definitions:

1.01	EMB Fleet Engines, as defined in Amendment Number Thirty dated as of June 21, 2019 (“Amendment Number Thirty”), is hereby amended and restated as follows:

“EMB Fleet Engines” means collectively, the following the General Electric model CF34- 8E5 series engines:

(i)	the E175 Engines (as defined in Amendment Number Fifteen to the Agreement dated as of October 19, 2015 (“Amendment Number Fifteen”));
(ii)	the E170+ Engines (as defined in Amended and Restated Amendment Number Twenty-Two dated as of September 7, 2017 (“Amendment Number Twenty- Two”));
(iii)	the E175(G2) Engines (as defined in Amendment Number Twenty-Eight dated as of April 10, 2019 (“Amendment Number Twenty-Eight”));
(iv)	the Repositioned Engines (as defined in Amendment Number Twenty-Nine dated as of April 18, 2019 (“Amendment Number Twenty-Nine”));
(v)	the E170LL Engines (as defined in Amendment Number Thirty); and
(vi)	the E175(G3) Engines.

1.02	EMB Fleet Aircraft, as defined in Amendment Number Thirty, is hereby amended and restated as follows:

“EMB Fleet Aircraft” means collectively, the following Embraer ERJ 170 series aircraft:

(i)	any E175 Aircraft (as defined in Amendment Number Fifteen);
(ii)	any E170+ Aircraft (as defined in Amendment Number Twenty-Two);
(iii)	any E175(G2) Aircraft (as defined in Amendment Number Twenty-Eight);
(iv)	any Repositioned Aircraft (as defined in Amendment Number Twenty-Nine);
(v)	any E170LL Aircraft (as defined in Amendment Number Thirty); and
(vi)	any E175(G3) Aircraft.

1.03	“EMB Aircraft Term” means collectively:
(i)	the E175 Aircraft Term (as defined in Amendment Number Fifteen);
(ii)	the E170+ Aircraft Term (as defined in Amendment Number Twenty-Two);
(iii)	the E175(G2) Aircraft Term (as defined in Amendment Number Twenty-Eight);
(iv)	the Repositioned Aircraft Term (as defined in Amendment Number Twenty-Nine);
(v)	the E170LL Term (as defined in Amendment Number Thirty);
(vi)	the E175(G3) Aircraft Term.

1.04	“EMB Spare Engines” means collectively:
(i)	the Spare E175 Engines (as defined in Amendment Number Fifteen);
(ii)	the Spare E170+ Engines (as defined in Amendment Number Twenty-Two);
(iii)	the Spare E175(G2) Engines (as defined in Amendment Number Twenty-Eight);
(iv)	the Spare Repositioned Engines (as defined in Amendment Number Twenty-Nine);
(v)	the Spare E170LL Engine (as defined in Amendment Number Thirty); and
(vi)	the Spare E175(G3) Engines.

EXECUTION VERSION

EXHIBIT C-2

Engine Maintenance Expense

[***]

EXECUTION VERSION

EXHIBIT D

E175(G3) AIRCRAFT RENT/OWNERSHIP COSTS

[***]

EXECUTION VERSION

EXHIBIT E

Spare E175(G3) Engine

[***]

EXECUTION VERSION

EXHIBIT F

E175(G3) Aircraft Configuration

1.	STANDARD AIRCRAFT

The EMBRAER E175(G3) Aircraft (certification designation ERJ 170-200 LR) shall be manufactured according to the Technical Description which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E175(G3) Aircraft will be delivered to Operator as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E175(G3) Aircraft shall be painted according to the Delta Connection color and paint scheme provided by Delta to Operator, which shall be supplied to Embraer by Operator on or before [***] prior to the first E175(G3) Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

The choices of colour and paint scheme made by Operator, at the direction of Delta, shall apply to all E175(G3) Aircraft, unless Operator, at the direction of Delta, provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E175(G3) Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Operator shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E175(G3) Aircraft Contractual Delivery Date (or such later date as Embraer shall agree), of its choice, at the direction of Delta, of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Operator opts, at the direction of Delta, to use different materials and/or patterns, Embraer will submit to Operator, who shall provide the same to Delta, a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Operator, at the direction of Delta, not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Operator, at the direction of Delta, shall apply to all applicable E175(G3) Aircraft. If Operator requires, at the direction of Delta, an interior finishing for any Aircraft that is different from the original one informed to Embraer, Operator shall present a written request to Embraer not less than [***] prior to the relevant E175(G3) Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Operator within [***] from the date such request is received by Embraer. Should Operator, at the direction of Delta, not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Operator.

EXECUTION VERSION

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Operator, at the direction of Delta, may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E175(G3) Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E175(G3) Aircraft for a period related to the delay of the BFE or present the E175(G3) Aircraft to Operator without such BFE, in which case Operator shall not be entitled to refuse acceptance of the E175(G3) Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Operator and installed on the E175(G3) Aircraft by Operator after delivery thereof as BIE.

Notwithstanding the above, Operator shall deliver in DDP conditions (INCOTERMS 2010) to C&D Zodiac one full set of galley inserts (such as coffee makers, water boilers, ovens) for installation solely in the first Aircraft as BFE.

EXECUTION VERSION

AMENDMENT NUMBER THIRTY-EIGHT to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Thirty-Eight (this “Amendment”), dated effective as of January 12, 2022 (“Amendment Number Thirty-Eight Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement;

WHEREAS, pursuant to the terms of Amendment Number Thirty-Seven to the Agreement dated effective as of August 3, 2021 (“Amendment Thirty-Seven”), contemporaneous with the Actual In-Service Date (as defined in Amendment Thirty-Seven) of each E175(G3) Aircraft (as defined in Amendment Thirty-Seven), Operator shall remove from service within the Delta Connection Program [***] Removed CRJ-900 Aircraft (as defined in Amendment Thirty-Seven);

WHEREAS, the Parties have agreed that the first [***] of the Removed CRJ-900 Aircraft shall immediately following such aircraft’s removal pursuant to the terms of Amendment Thirty- Seven be added as Aircraft subject to the terms of the Agreement, as amended by this Amendment; and

WHEREAS, the Parties have further agreed to remove [***] CRJ-200 aircraft from pro rate operations and add such aircraft as Aircraft under the Agreement.

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] Bombardier CRJ-900 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, immediately following the removal of the first [***] of the Removed CRJ-900 Aircraft, each such Removed CRJ-900 Aircraft shall be added as an Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment (the “Short-Term CRJ900 (G2) Aircraft”). Operator shall make each Short-Term CRJ900 Aircraft available to be placed into service within the Delta Connection Program concurrent with the removal of such aircraft from the terms of the Agreement pursuant to Amendment Thirty Seven (each, the “Scheduled In-Service Date”). If any Short-Term CRJ900 (G2) Aircraft is not placed in service within the Delta Connection Program by its Scheduled In-Service Date (such Short-Term CRJ900 (G2) Aircraft, a “Delayed In-Service Aircraft”), then Operator shall pay Delta an amount of [***]; provided, Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta.

B.

Notwithstanding anything in the Agreement to the contrary, the term for which each Short- Term CRJ900(G2) Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective Scheduled In-Service

1

EXECUTION VERSION

Date and terminate upon the earlier of [***] (each such period, a “Short-Term CRJ900(G2) Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not a Short-Term CRJ900(G2) Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Thirty-Eight Effective Date. As to each Short-Term CRJ900(G2) Aircraft, from and after the respective Scheduled In-Service Date for such aircraft, Delta shall pay Operator for certain Direct Costs and Pass-Through Costs associated with each Short-Term CRJ900(G2) Aircraft as set forth in this Amendment.

[***]

C.

[***]. Operator shall place each Short-Term CRJ900(G2) Aircraft in the Delta Connection livery and interior standards as in effect as of the Amendment Number Thirty-Eight Effective Date including, without limitation, cabin carpets, seat belts, seat covers, curtains, seat track covers, bin strips (if applicable) and laminates (collectively, the “Interior Standards”).

D.

Notwithstanding Section 3.A.(ii) of the Agreement, the Parties acknowledge and agree that neither the Engine Maintenance Expense nor the Aircraft Rent/Ownership Costs for each Short-Term CRJ900(G2) Aircraft shall be included as a Pass Through Cost [***].

E.

(i)  The Base Rate Costs to be applied to the Short-Term CRJ900(G2) Aircraft for the entirety of their respective Short-Term CRJ900(G2) Aircraft Terms, shall be as set forth in Exhibit A attached hereto. Such Base Rate Costs shall not apply to any Aircraft other than the Short-Term CRJ900(G2) Aircraft. [***].

(ii)  Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the Short-Term CRJ900(G2) Aircraft during the respective Short-Term CRJ900(G2) Aircraft Terms of such aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for other Aircraft (that are not the Short-Term CRJ900(G2) Aircraft) under the Agreement are already included as part of the Base Rate Costs for the Short-Term CRJ900(G2) Aircraft set forth in Exhibit A attached hereto. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties applicable to the CRJ-900 Aircraft fleet subject to the terms of the Agreement in accordance with, and subject to, the terms and conditions set forth in Amendment Thirty-One to the Agreement dated December 17, 2019 (“Amendment Number Thirty-One”).

(iii)  [***]

(iv)  Notwithstanding the provisions of Article 1.D. of the Agreement, the Delta Connection Flights to be operated by the Short-Term CRJ900(G2) Aircraft shall be primarily supported by crew and maintenance bases of Operator located at airports in the western and midwestern United States. As of the Amendment Number Thirty-Eight Effective Date, such crew and maintenance bases are as follows: crew bases ([***]), line maintenance bases ([***]) and overnight maintenance bases ([***]). If to a material degree, the Short-Term CRJ900(G2) Aircraft are scheduled such that the crew and maintenance bases with respect to the Short- Term CRJ900(G2) Aircraft are not located at such airports, such act or omission shall not be a breach of the Agreement; provided, however, in any such event Delta and Operator will negotiate in good faith to agree on an appropriate economic adjustment (up or down) to the

2

EXECUTION VERSION

Direct Costs solely to account for the actual bases and/or maintenance bases used to support the Delta Connection Flights to be operated by the Short-Term CRJ900(G2) Aircraft.

F.

Notwithstanding the provisions of Article 1.D. of the Agreement, if (i) Delta submits a proposed monthly schedule of Delta Connection Flights to be operated by the Short-Term CRJ900(G2) Aircraft during such month (each, a “Proposed Monthly Short-Term CRJ900(G2) Schedule”) which provides for average daily scheduled utilization measured on a calendar month basis in the aggregate for the Short-Term CRJ900(G2) Aircraft fleet (taking into account scheduled maintenance) available to schedule (“Average Short-Term CRJ900(G2) Utilization”) greater than an average of [***] per Short-Term CRJ900(G2) Aircraft [***] during the applicable month of determination (the “Maximum Short-Term CRJ900(G2) Utilization Level”) and (ii) Operator, after conducting a good faith review and analysis of such Proposed Monthly Short-Term CRJ900(G2) Schedule and its crew availability for such month, determines, in good faith, that it is unable to operate the Proposed Monthly Short-Term CRJ900(G2) Schedule as provided by Delta, then, [***] following receipt of such Proposed Monthly Short-Term CRJ900(G2) Schedule, Operator shall have the option, upon delivering to Delta written notice, to request a reduction in such scheduled block hours in order to reduce the Average Short-Term CRJ900(G2) Utilization to the Maximum Short-Term CRJ900(G2) Utilization Level or a greater utilization level as specified by Operator (an “Short-Term CRJ900(G2) Schedule Reduction Request”). If Operator does not respond within such [***], any such non-response shall be deemed a waiver by Operator of its right to request any schedule reduction with respect to such month’s Proposed Monthly Short-Term CRJ900(G2) Schedule. Upon receipt of a Short-Term CRJ900(G2) Schedule Reduction Request, Delta shall amend the Proposed Monthly Short-Term CRJ900(G2) Schedule initially delivered by Delta to Operator to reduce the Average Short-Term CRJ900(G2) Utilization reflected in such Proposed Schedule to a level no greater than the Maximum Short-Term CRJ900(G2) Utilization Level or greater level as specified by Operator and such reduction shall thereafter be reflected in the applicable final monthly schedule for the Short-Term CRJ900(G2) Aircraft (a “Schedule Reduction”). Flights cancelled due to any such Schedule Reduction shall not be taken into account for any purposes under this Agreement, including, as pertaining to performance goals or other penalties provided for in Amendment Number Thirty-One.

G.

Operator shall select the vendor(s) to perform and complete all maintenance work associated with the Short-Term CRJ900(G2) Aircraft (including the engines associated therewith and associated parts) in Operator’s sole and absolute discretion.

H.	Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the Short-Term CRJ900(G2) Aircraft.

I.	[***]

J.	Each of the Short-Term CRJ900(G2) Aircraft shall be included as Section 11(I) Aircraft (as defined in Amendment Number Thirty-One).

3.	Addition of [***] Bombardier CRJ-200 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, on [***], the [***] CRJ-200 aircraft set forth on Exhibit B attached hereto (the “Short-Term [***] CRJ200 Aircraft”) shall be added as an Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment (the “Short-Term [***] CRJ200 Aircraft”). If any Short-Term [***] CRJ200

3

EXECUTION VERSION

Aircraft is not placed in service within the Delta Connection Program by [***] (such Short- Term [***] CRJ200 Aircraft, a “Delayed CRJ-200 In-Service Aircraft”), then Operator shall pay Delta an amount of [***]; provided, Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta.

B.

Notwithstanding anything in the Agreement to the contrary, the term for which each Short- Term [***] CRJ200 Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on [***] and terminate upon the earlier of [***] (each such period, a “Short-Term [***] CRJ200 Aircraft Term”). The parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft that is not a Short-Term [***] CRJ200 Aircraft and the terms with respect to such other Aircraft shall remain as set forth in the Agreement as of the Amendment Number Thirty-Eight Effective Date. As to each Short-Term [***] CRJ200 Aircraft, from and after [***], Delta shall pay Operator for certain Direct Costs and Pass-Through Costs associated with each Short-Term [***] CRJ200 Aircraft as set forth in this Amendment.

[***]

C.	Operator shall place each Short-Term CRJ900(G2) Aircraft in the Delta Connection livery and Interior Standards. [***].

D.

Notwithstanding Section 3.A.(ii) of the Agreement, the Parties acknowledge and agree that neither the Engine Maintenance Expense nor the Aircraft Rent/Ownership Costs for each Short-Term 2022 CRJ200 Aircraft shall be included as a Pass Through Cost, [***].

E.

(i)  The Base Rate Costs to be applied to the Short-Term [***] CRJ200 Aircraft for the entirety of their respective Short-Term [***] CRJ200 Aircraft Terms, shall be as set forth in Exhibit C attached hereto. Such Base Rate Costs shall not apply to any Aircraft other than the Short-Term [***] CRJ200 Aircraft. [***].

(ii)  Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the Short-Term 2022 CRJ200 Aircraft during the respective Short-Term 2022 CRJ200 Aircraft Terms of such aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for other Aircraft (that are not the Short-Term 2022 CRJ200 Aircraft) under the Agreement are already included as part of the Base Rate Costs for the Short-Term 2022 CRJ200 Aircraft set forth in Exhibit C attached hereto. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties applicable to the CRJ-200 Aircraft fleet subject to the terms of the Agreement in accordance with, and subject to, the terms and conditions set forth in Amendment Number Thirty-One.

(iii)  [***]

(iv)  Notwithstanding the provisions of Article 1.D. of the Agreement, the Delta Connection Flights to be operated by the Short-Term [***] CRJ200 Aircraft shall be primarily supported by crew and maintenance bases of Operator located at airports in Minneapolis, Minnesota, Detroit, Michigan and Salt Lake City, Utah. As of the Amendment Number Thirty-Eight Effective Date, such crew and maintenance bases are as follows: crew bases ([***]), line maintenance bases ([***]) and overnight maintenance bases ([***]). If to a material degree, the Short-Term [***] CRJ200 Aircraft are scheduled such that the crew and maintenance

4

EXECUTION VERSION

bases with respect to the Short-Term [***] CRJ200 Aircraft are not located at such airports, such act or omission shall not be a breach of the Agreement; provided, however, in any such event Delta and Operator will negotiate in good faith to agree on an appropriate economic adjustment (up or down) to the Direct Costs solely to account for the actual bases and/or maintenance bases used to support the Delta Connection Flights to be operated by the Short- Term [***] CRJ200 Aircraft.

F.

Operator shall select the vendor(s) to perform and complete all maintenance work associated with the Short-Term [***] CRJ200 Aircraft (including the engines associated therewith and associated parts) in Operator’s sole and absolute discretion.

G.	Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the Short-Term [***] CRJ200 Aircraft.

H.	Each of the Short-Term [***] CRJ200 Aircraft shall be included as Section 11(I) Aircraft (as defined in Amendment Number Thirty-One).

4.	Other Agreements.

A.

During the Short-Term [***] CRJ200 Aircraft Term, Delta agrees to schedule the Delta Connection Flights of the CRJ-200 Aircraft such that Operator may perform overnight maintenance on [***] CRJ-200 Aircraft each night at [***] or more existing maintenance bases of Operator, as mutually agreed by the parties.

B.

During the Short-Term [***] CRJ200 Aircraft Term, Operator agrees to provide, [***] CRJ- 200 aircraft as operational and maintenance spare aircraft to support the operations and maintenance of the CRJ-200 Aircraft fleet (each, a “Spare CRJ-200 Aircraft”). Each Spare CRJ-200 Aircraft will meet the Interior Livery Standards as in effect as of this Amendment Number Thirty-Eight Effective Date; provided, that if a Spare CRJ-200 Aircraft meeting the foregoing Interior Livery is not reasonably available, then Operator may use a white tail aircraft with generic interior. When operating in substitution of a CRJ-200 Aircraft, the Spare Aircraft will be deemed an Aircraft subject to the terms of this Agreement; provided, that with respect to Base Rate Costs applicable to the operation of each Spare Aircraft in substitution of any CRJ-200 Aircraft, the applicable Base Rate Costs shall be as set forth on Exhibit C hereto with the exclusion of the “Aircraft Month” rate. [***]

5.	Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

This Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

5

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James C. Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	12 January 2022	Date:	1/12/2022

[signature page to Amendment Number Thirty-Eight]

EXECUTION VERSION

EXHIBIT A

Short-Term CRJ900 (G2) Aircraft Base Rate Costs

[***]

EXECUTION VERSION

EXHIBIT B

Short-Term [***] CRJ200 Aircraft

[***]

EXECUTION VERSION

EXHIBIT C

Short-Term [***] CRJ200 Aircraft Base Rate Costs

[***]

EXECUTION VERSION

AMENDMENT NUMBER THIRTY-NINE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Thirty-Nine (this “Amendment”), dated effective as of January 12, 2022 (“Amendment Number Thirty-Nine Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.[***] Pilot Interview Program. Delta and SkyWest agree to commence a pilot interview program from and after the Amendment Number Thirty-Nine Effective Date as more particularly described on Schedule 1 hereto and incorporated herein.

3.Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Jim Graham

Name:	Wade Steel	Name:	Jim Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	12 January 2022	Date:	1/12/2022

[signature page to Amendment Number Thirty-Nine]

EXECUTION VERSION

SCHEDULE 1

[***] Pilot Interview Program

[***]

EXECUTION VERSION

AMENDMENT NUMBER FORTY to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Forty (this “Amendment”), dated effective as of October 3, 2022 (“Amendment Number Forty Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement;

WHEREAS, pursuant to the terms of Amendment Number Thirty-Seven, dated effective as of August 3, 2021 to the Agreement (“Amendment Number Thirty-Seven”), [***] E175(G3) Aircraft were added to the Agreement; and

WHEREAS, the Parties have agreed to defer the Scheduled Delivery Month for [***] of such Aircraft as provided herein.

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Deferral.

2.1Delta and SkyWest agree that the “Scheduled Delivery Month” and the “Scheduled In- Service Date” for the aircraft identified as #14, #15 and #16 on Exhibit A to Amendment Number Thirty- Seven (such aircraft, sometimes hereinafter the “Deferred Aircraft”) shall be amended as follows:

[***]

2.2The E175(G3) Ownership Matrix is hereby supplemented as provided in Exhibit A attached hereto to take into account the deferrals provided for in Section 2.1 above with respect to the Deferred Aircraft.

2.3The E175(G3) Aircraft Base Rate Costs are hereby supplemented as provided in Exhibit B attached hereto to take into account the deferrals provided for in Section 2.1 above with respect to the Deferred Aircraft.

2.4[***]

3.Removed CRJ-900 Aircraft. From and after [***], notwithstanding that the Actual In- Service Date with respect to the Deferred Aircraft has not occurred, Delta may, on [***] prior written notice to SkyWest, remove for each Deferred Aircraft [***] Removed CRJ-900 Aircraft prior to the Actual In-Service Date of such Deferred Aircraft. If a Removed CRJ-900 Aircraft is so removed prior to the Actual In-Service Date of the applicable Deferred Aircraft, no additional CRJ-900 aircraft will be removed contemporaneous with the Actual-In-Service Date of such Deferred Aircraft.

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4.Miscellaneous.

A.This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	10/3/2022	Date:	10/3/2022

[signature page to Amendment Number Forty]

EXECUTION VERSION

EXHIBIT A

Rent Matrix Supplement

[***]

EXECUTION VERSION

Exhibit B

E175(G3) Aircraft Base Rate Costs

[***]

EXECUTION VERSION

AMENDMENT NUMBER FORTY-ONE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Forty-One (this “Amendment”), dated effective as of December 12, 2022 (“Amendment Number Forty-One Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the Parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.

Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement. As used in this Amendment, the following terms have the following meanings:

“Additional Monthly Block Hour Commitment – Level 1” [***]

“Additional Monthly Block Hour Commitment – Level 2” [***]

“Additional Monthly Block Hour Commitments” means, collectively, the Additional Monthly Block Hour Commitment – Level 1 and the Additional Block Hour Commitment – Level 2.

“Crew Cancellation” [***]

“Crew Completion Factor” [***]

“Delta Relative Fleet Size” [***]

“Monthly Fleet Allocation Commitment” [***]

2.

Schedule of Available Block Hours. Commencing with [***], SkyWest shall provide to Delta a statement of block hour commitment for each calendar month for Aircraft operated by SkyWest pursuant to the terms of the Agreement and [***] (such operations under this Agreement [***], collectively, the “Monthly Block Hour Commitment”). SkyWest shall use commercially reasonable efforts to deliver the Monthly Block Hour Commitment at least [***] prior, but in any event, shall deliver the Monthly Block Hour Commitment no later than [***] prior, to the commencement of each calendar month during the Term. The Monthly Block Hour Commitment provided by SkyWest to Delta shall be determined consistently with the Parties’ historical past practices with respect to block hour usage, fleet allocation and Delta’s scheduling of Delta Connection Flights based on fleet type and operational usage. With respect to the Monthly Block Hour Commitment for [***], the Parties have agreed the applicable Monthly Block Hour Commitment for each such calendar month is as follows:

[***]

3.	Increased Block Hour Payment.

3.1Pro Rata Share Commitment and Additional Monthly Block Hour Commitments. Commencing [***] and subject to the conditions set forth in this Section 3, the relevant block hour component of the Base Rate Costs for each Aircraft in each remaining calendar month during the Term shall be [***]:

[***]

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3.2[***]

3.3The foregoing payment provided for in this Section 3 shall be paid by Delta to SkyWest as part of the monthly reconciliation provided for in Section 3.E of the Agreement. Upon request, SkyWest will provide to Delta such documentation as Delta may reasonably request to verify the satisfaction of the Pro Rata Share Commitment and the Additional Monthly Block Hour Commitments provided for in Section 3.1 above for each monthly period after [***].

4.[***]

5.CRJ700 Aircraft Extension.

5.1As provided in Amendment Thirty-Five to the Agreement dated as of June 9, 2021, the Expiration Date for the [***] CRJ-700 Aircraft identified therein is [***] (the “CRJ700 Aircraft”). The Parties agree that such Expiration Date for each of the CRJ700 Aircraft is hereby extended to [***].

5.2(i) With respect to the CRJ700 Aircraft, for the period from [***] through and including [***] (such period, the “CRJ700 Extension Term”), the Base Rate Costs to be applied to the CRJ700 Aircraft for the entirety of the CRJ700 Extension Term, shall be as set forth in Exhibit A attached hereto. [***]. For avoidance of doubt, such rates in Exhibit A are exclusive of any payment payable by Delta pursuant to Section 3 of this Amendment.

(ii)During the CRJ700 Extension Term, Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the CRJ700 Aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays with respect to certain other Aircraft (that are not the CRJ700 Aircraft) under the Agreement are included as part of the Base Rate Costs for the CRJ700 Aircraft. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties applicable to the CRJ-700 Aircraft fleet subject to the terms of the Agreement in accordance with, and subject to, the terms and conditions set forth in Amendment Thirty-One to the Agreement dated December 17, 2019.

(iii)[***]

(iv)With respect to the Engine Maintenance Expense attributable to the engines associated with the CRJ700 Aircraft, the terms and conditions of the Agreement as in effect immediately prior to the commencement of the CRJ700 Extension Term shall continue to apply. For the avoidance of doubt, as to the [***] General Electric CF34-8C5 model engines bearing manufacturer serial numbers [***], the provisions of Amendment Number Twenty-Eight to the Agreement dated as of April 10, 2019 shall apply.

(v)As to the CRJ700 Aircraft, the first sentence in the fifth paragraph of Section 3.E. of the Agreement shall be amended and restated as follows:

“Notwithstanding anything herein to the contrary, if SKYW is unable to operate any of the CRJ700 Aircraft, or any of the Delta Connection Flights scheduled to be operated by any of the CRJ700 Aircraft, due to a strike, labor dispute or work stoppage; provided, in each such case that such event is substantially within the control of, or caused by, some action or inaction of SKYW or an affiliate of SKYW, Delta shall not be obligated to pay SKYW any Direct Costs or any other amounts in connection with such non-operated CRJ700 Aircraft and Delta Connection Flights.”

(vi)With respect to the CRJ700 Aircraft with US registration numbers [***] and the related engines, Delta agrees to prepare such amendments to the lease agreements between SkyWest and Delta (or an affiliate of Delta) as may be necessary to extend the terms of such leases to and including the expiration of the CRJ700 Extension Term.

(vii)[***]

6.CRJ900 Aircraft.

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6.1From and after [***], the Parties agree that [***] CRJ900 Aircraft will not be scheduled for operations by SkyWest pursuant to the Agreement until such time as the Parties mutually agree to commence the re-scheduling of operations of such temporarily parked aircraft (such Aircraft, the “Parked CRJ900 Aircraft”).

6.2From and after [***], the Parties agree that the “Fixed AC Month” or “Aircraft Month” charge, as applicable, of the Base Rate Costs for the Parked CRJ900 Aircraft will be reduced by the applicable amount set forth in Exhibit B per month per Parked CRJ900 Aircraft (the “Per AC Fixed Rate Reduction”). All other Direct Costs associated with such Parked CRJ900 Aircraft shall continue to apply notwithstanding Section 6.1 above. At such time, as one or more of the Parked CRJ900 Aircraft commence to be re-scheduled as part of scheduled operations by SkyWest pursuant to the Agreement, then, as to such re-scheduled Parked CRJ900 Aircraft, the foregoing Per AC Fixed Rate Reduction shall no longer apply as to such Parked CRJ900 Aircraft.

6.3Notwithstanding Section 6.1, Parked CRJ900 Aircraft shall remain Aircraft subject to the terms of the Agreement until the expiration or early termination of the Term applicable to such Parked CRJ900 Aircraft and may be used as operational spare aircraft at the election of SkyWest in connection with SkyWest’s Delta Connection Flights.

6.4The Parties acknowledge that as to the CRJ900 Aircraft subject to the terms of the Agreement, SkyWest may [***]; provided, in all events, SkyWest makes available the number of CRJ900 Aircraft required to perform the scheduled operations requested by Delta as provided under the Agreement. SkyWest and Delta shall discuss and mutually agree as to the specific CRJ900 Aircraft to [***].

6.5The Parties acknowledge and agree that nothing in this Section shall affect, amend or modify the Term or any termination rights contained in the Agreement.

7.[***]

7.1[***]

7.2The Parties acknowledge and agree that nothing in this Section shall affect, amend or modify the Term or any termination rights contained in the Agreement.

8.Engine Availability.

8.1At any time prior to [***], Delta may provide written notice to SkyWest requesting SkyWest provide General Electric CF34-8C engines for use by SkyWest in connection with the operation of Aircraft subject to the terms of the Agreement or for use by another Delta Connection carrier. If so requested, SkyWest agrees to provide up to [***] of total available use time at a rate of $[***] per engine per [***] for engines operated by Aircraft under the terms of the Agreement, and $[***] per engine per [***] for engines operated by a Delta Connection carrier other than SkyWest [***]. For the avoidance of doubt, any engines elected for use by another Delta Connection carrier shall be subject to (i) engine lease terms and (ii) [***], in each case deemed satisfactory by both Parties, prior to transfer. Upon request and agreement as to the applicable in-service date, this Agreement shall be amended to include such additional engine, as applicable, as engines subject to this Agreement (each, a “Short-Term CF34-8C Engine”).

8.2[***]

9. [***]

10.Miscellaneous.

A.This Amendment constitutes the entire understanding of the Parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

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B.The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James C. Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	12/22/2022	Date:	12/13/2022

[signature page to Amendment Number Forty-One]

EXECUTION VERSION

EXHIBIT A

Base Rate Costs – CRJ700 Extension Term

[***]

EXECUTION VERSION

EXHIBIT B

Per AC Fixed Rate Reduction

[***]

EXECUTION VERSION

AMENDMENT NUMBER FORTY-TWO to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Forty-Two (this “Amendment”), dated effective as of May 9, 2023 (“Amendment Number 42 Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St.

George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, SkyWest has certain aircraft available in its fleet and desires to use such aircraft as operational spare aircraft to operate Delta Connection Flights under the Agreement; and

WHEREAS, Delta is willing to permit SkyWest’s use of such aircraft as operational spare aircraft to operate Delta Connection Flights under the Agreement, subject to the terms and conditions set forth in this Amendment;

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Use of Extra Aircraft.

A.

From time to time during the Term, Operator may request to use [***] or more CRJ-200, CRJ-700, CRJ-900 or ERJ-175 aircraft which are included, as of the date of the request, under Operator’s air carrier certificate issued by the FAA (each, an “Extra Tail”) as operational and maintenance spare aircraft to support Operator’s Delta Connection Flight operations by providing no less than [***] prior written notice to Delta (each such notice, a “Operational Spare Request”). Each such Operational Spare Request shall include the aircraft identification number and Operator agrees to provide any additional information requested by Delta in connection with such Operational Spare Request. Delta may grant or deny Operator’s request, in Delta’s sole discretion, by providing a written response to Operator’s Operational Spare Request no later than [***] after receiving such Operational Spare Request. A failure by Delta to respond within such [***] period shall be deemed a denial of the applicable Operational Spare Request.

B.

If Delta grants an Operational Spare Request with respect to any Extra Tail, each such Extra Tail shall be deemed an Aircraft under the Agreement and be subject to all the terms and conditions of the Agreement, except as otherwise set forth in this Amendment, during the dates as specified by Delta (each, an “Extra Tail Aircraft Term”).

C.	During the Extra Tail Aircraft Term of an Extra Tail, Delta shall have no obligation to pay Operator any Direct Costs associated with such Extra Tail [***].

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In connection with the monthly reconciliation process contemplated in Section 3.E of the Agreement, Operator shall identify each Extra Tail that is an Aircraft during the applicable monthly period.

D.	For the avoidance of doubt, nothing in this Amendment shall be deemed a waiver by Delta of the covenants and obligations of Operator set forth in Section 19.B. of the Agreement.

E.	Delta may terminate an Extra Tail’s Extra Tail Aircraft Term or this Amendment at any time, for any reason or no reason, upon no less than [***] prior written notice to Operator.

3.Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts and by electronic signatures, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James C. Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	10 May 2023 7:11 AM PDT	Date:	09 May 2023 3:31 PM PDT

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EXECUTION VERSION

AMENDMENT NUMBER FORTY-THREE to
AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Forty-Three (this “Amendment”), dated effective as of May 9, 2023 (“Amendment Number 43 Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St.

George, Utah 84790.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and SkyWest desire to amend the Agreement subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Block Hour Rate Adjustment. [***], all rates contained in Exhibit D of Amendment Thirty- One to the Agreement dated December 17, 2019 (“Amendment 31”) shall be deleted in their entirety and replaced with the single rate of $[***]. For the avoidance of doubt, the rate of [***] shall apply to all aircraft types and continue through the remainder of the Term.

3.Aircraft Ownership Adjustment. Amendment Thirty-Five to the Agreement dated June 9, 2021 (“Amendment 35”) shall be amended as follows:

A.	Current Section 5 of Amendment 35 (Miscellaneous) and each subsection thereunder will be renumbered as Section 6 of Amendment 35.

B.	The following New Section 5 and Schedule 5 to Amendment 35 attached hereto as Exhibit A will be added to Amendment 35:

SECTION 5. Aircraft Ownership Adjustment. Schedule 5 attached hereto and incorporated herein by reference sets forth the applicable Aircraft Rent/Ownership Cost under the column referenced as “Revised Monthly Ownership Rates” for each of the listed Aircraft beginning with the respective Effective Dates listed therein and continuing through the earlier of (i) each Expiration Date or (ii) the termination or expiration of the Agreement.”

4.Revised References

A.	Section 5.A of Amendment 31 shall be amended by replacing the reference to “Exhibit E” in the last sentence with “Exhibit A”.

B.	Section 1(i) of Exhibit A of Amendment 31 [***].

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C.	Amendment 31 shall be amended by replacing all references to cancellation code “19H” with “21A through 21H.”

D.	Section 2.F of Amendment Thirty-Six to the Agreement dated August 3, 2021 shall be amended by replacing the reference to “Exhibit E attached to the Agreement” in the last sentence with “Amendment 31”.

E.	Section 4.A of Amendment Thirty-Seven to the Agreement dated August 3, 2021 shall be amended by replacing “Exhibit E” in the third sentence with “Amendment 31”.

5.Miscellaneous.

A.

This Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts and by electronic signatures, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James C. Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	10 May 2023 7:11 AM PDT	Date:	09 May 2023 3:31 PM PDT

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EXECUTION VERSION

EXHIBIT A

Schedule 5 to Amendment 35 - Aircraft Ownership Rates

[***]

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EXECUTION VERSION

AMENDMENT NUMBER FORTY-FOUR to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Forty-Four (this “Amendment”), dated effective as of August 4, 2023 (“Amendment Number Forty-Four Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the Parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement. As used in this Amendment, the following terms have the following meanings:

“Conversion Aircraft” means collectively, the Delta Owned CRJ700 Aircraft and the Removed CRJ Aircraft.

“Delta Owned CRJ700 Aircraft” means the [***] Bombardier CRJ-700 airframes identified on Schedule 1 hereto, excluding engines.

“Removed CRJ700 Aircraft” means the [***] Bombardier CRJ-700 airframes identified on Schedule 1 hereto, excluding engines.

“Substitute Aircraft” means the [***] Bombardier CRJ-700 [***] identified on Schedule 1 hereto, including engines.

2.Substitution of Aircraft. For operational and scheduling purposes, Delta and Operator have agreed to substitute the Substitute Aircraft for the Conversion Aircraft and accordingly the parties agree as follows:

2.1Removed CRJ700 Aircraft

2.1.1As to each Removed CRJ700 Aircraft, (i) on the applicable “Transition Date” identified on Schedule 1 hereto, the applicable Removed CRJ700 Aircraft will cease to be available for scheduled operations pursuant to the terms of the Agreement and (ii) on the Substitution Date identified on Schedule 1 hereto, each Removed CRJ700 Aircraft will be removed as an Aircraft subject to the terms of the Agreement. For the avoidance of doubt, during the period from and including the Transition Date and to and including the Substitution Date, the Base Rate Costs, as stated in Amendment Number Forty-One, and associated Pass Through Costs will continue to apply as to each Removed CRJ700 Aircraft.

2.1.2As to each Removed CRJ700 Aircraft, on the applicable Substitution Date set forth on Schedule 1 hereto, Operator will provide for each Removed CRJ700 Aircraft a Substitute Aircraft, with

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such Substitute Aircraft to be added as an Aircraft under, and subject to the terms and conditions of, the Agreement.

2.2Delta Owned CRJ700 Aircraft

2.2.1As to each Delta Owned CRJ700 Aircraft, on the applicable Substitution Date identified on Schedule 1 hereto, the Delta Owned CRJ700 Aircraft will be removed as an Aircraft subject to the terms of the Agreement; provided, that Operator shall continue to use such Delta Owned CRJ700 Aircraft as a spare aircraft with respect to Operator’s Delta operations under the Agreement or for Operator’s Delta prorate operations under the prorate agreement between Operator and Delta.

2.2.2As to each Delta Owned CRJ700 Aircraft, on the applicable Substitution Date set forth on Schedule 1 hereto, Operator will provide for each Delta Owned CRJ700 a Substitute Aircraft, with such Substitute Aircraft to be added as an Aircraft under, and subject to the terms and conditions of, the Agreement.

2.2.3With respect to each of the Delta Owned CRJ700 Aircraft, Delta agrees to prepare such amendments to the lease agreements between Operator and Delta as may be necessary to (i) extend the term of such lease until [***]; (ii) revise the return conditions such that the airframe will be returned without engines; (iii) update the stipulated loss table; and (iv) reduce Basic Rent to $[***] per calendar month from and after the applicable Substitution Date.

2.3Substitute Aircraft

2.3.1[***]. Operator shall place each Substitute Aircraft in the Delta Connection livery and interior standards as in effect as of the Amendment Number Forty-Four Effective Date including, without limitation, cabin carpets, seat belts, seat covers, curtains, seat track covers, bin strips (if applicable) and laminates (collectively, the “Interior Standards”), in each case on or before the applicable Substitution Date.

2.3.2With respect to each Substitute Aircraft, the terms and conditions applicable to the “CRJ700 Aircraft” (as such term is defined in Section 5 of Amendment Number Forty-One dated as of December 12, 2022 (“Amendment Forty-One”)) shall apply to each of the Substitute Aircraft from and after the Substitution Date; provided, that the provisions of clause (iv) and clause (vi) of Section 5.2 of Amendment Forty-One shall not apply as to the Substitute Aircraft from and after the appliable Substitution Date.

2.3.3With respect to each of the Substitute Aircraft, Pass-Through Costs shall not [***]. In lieu of such payment [***], from and after the applicable Substitution Date as to each Substitute Aircraft, Delta shall pay Operator an amount equal to [***] per aircraft departure [***]. For avoidance of doubt, the foregoing per aircraft departure rate is in addition to the Base Rate Costs applicable to the Substitute Aircraft.

2.3.4With respect to each of the Substitute Aircraft, Pass Through Costs shall not [***]. In lieu of such payment [***], from and after the applicable Substitution Date as to each Substitute Aircraft, Delta shall pay Operator an amount per calendar month of $[***] per Substitute Aircraft (prorated for partial months). For avoidance of doubt, the foregoing per aircraft monthly payment is in addition to the Base Rate Costs applicable to the Substitute Aircraft.

3.Other Agreements.

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3.1CRJ Aircraft Engines. Delta and Operator have agreed on a final settlement of all amounts due and owing by either Party with respect to Pass Through Costs associated with Engine Maintenance Expenses, together with the reconciliation of all LLP Replacement Costs as contemplated in Exhibit A of Amendment Number Nine dated August 1, 2012. Accordingly, from and after the Amendment Number Forty-Four Effective Date, with respect to the operation of any Bombardier CRJ Aircraft, Pass-Through Costs shall not [***]. In full satisfaction of the foregoing, Operator shall pay to Delta $[***]. The foregoing amount, less $[***] as provided in Section 2.3.1 above, shall be offset against the next Provisioning Payment to be paid by Delta to Operator.

3.2Engine Compensation for Certain Engines.

3.2.1In connection with Operator’s operations of Delta Controlled Bombardier Dual Class Aircraft pursuant to the terms of the Agreement, Delta provides to Operator certain aircraft and engines. From time to time, engines so provided by Delta to Operator (the “Delta Provided Engine”) are unavailable for use by Operator with respect to the Delta Connection Program. In such event, Operator has provided from time to time certain Operator owned engines (“Operator Owned Engines”) to substitute for such unavailable Delta Provided Engines with respect to Operator’s performance under the Agreement. As used in this Section, “Delta Controlled Bombardier Dual Class Aircraft” means any CRJ-700 or CRJ-900 Aircraft that is owned by Delta or leased by Delta from a party other than SkyWest or any Affiliate of SkyWest.

3.2.2Operator agrees to provide such Operator Owned Engines to substitute for such unavailable Delta Provided Engines subject to the following:

(i)Operator shall provide a spare engine (each a “SkyWest Spare Engine”) for each Delta Provided Engine that is removed [***] up to a total of [***] spare engines. Beginning [***], Delta shall pay Operator $[***] for each engine departure on such SkyWest Spare Engine(s) on and after [***] (the “SW Spare Engine Departure Fee”). The SW Spare Engine Departure Fee for each applicable calendar month shall be paid with the first Provisioning Payment of the second month following such applicable calendar month; by way of example, the applicable SW Spare Engine Departure Fee for [***] would be paid with the first Provisioning Payment in [***].

(ii)Should more than [***] SkyWest Spare Engines be required to replace Delta Provided Engines [***] Operator shall provide such additional SkyWest Spare Engines (each an “Incremental SkyWest Spare Engine”). Beginning [***], Delta shall pay Operator $[***] each month (prorated for partial months) for each such Incremental SkyWest Spare Engine provided by Operator (the “Incremental SW Spare Engine Fee”). The Incremental SW Spare Engine Fee for each applicable calendar month shall be paid with the first Provisioning Payment of the second month following such applicable calendar month. Such Incremental SkyWest Spare Engine shall not be subject to any additional utilization charges;

(iii)For each unavailable Delta Provided Engine that Delta chooses to park [***] Operator agrees to provide an Incremental SkyWest Spare Engine, subject to Operator having available Operator Owned Engines (as determined by Operator in Operator’s sole discretion). Beginning [***], Delta shall pay the Incremental SW Spare Engine Fee for each such Incremental SkyWest Spare Engine provided by Operator. The Incremental SW Spare Engine Fee for each applicable calendar month shall be paid with the first Provisioning Payment of the second month following such applicable calendar month. Such Incremental SkyWest Spare Engine shall not be subject to any additional utilization charges. Nothing in this Section 3.2.2(iii) shall limit the rights and responsibilities of the Parties as stated in Section 8 of Amendment Number Forty-One; and

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(iv)Operator shall be responsible for providing a SkyWest Spare Engine to replace a Delta Provided Engine that is not available due to Operator’s error or negligence. Such SkyWest Spare Engine shall not count towards the [***] SkyWest Spare Engines Operator is providing under Section 3.2.2 (i).

4.Miscellaneous.

4.1This Amendment constitutes the entire understanding of the Parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

4.2The Amendment may be executed in any number of counterparts and by electronic signatures, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

4.3Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the Parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James C. Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	07 August 2023 12:08 PM PDT	Date:	04 August 2023 11:59 AM PDT

[signature page to Amendment Number Forty-Four]

EXECUTION VERSION

Schedule 1
Certain Aircraft

[***]

EXECUTION VERSION

AMENDMENT NUMBER FORTY-FIVE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Forty-Five (this “Amendment”), dated effective as of September 19, 2023 (“Amendment Number Forty-Five Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the Parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Extension of Short-Term CRJ900 Aircraft.

2.1Pursuant to the last sentence of Section 2.B of Amendment Number Thirty-Six to the Agreement dated August 3, 2021, the Parties hereto mutually agree to extend the Short-Term CRJ900 Aircraft Term for each of the Short-Term CRJ900 Aircraft set forth on Schedule 1 attached hereto by a period of [***] (the “Short-Term CRJ900 Aircraft Extension Term”). Schedule 1 attached hereto sets forth the applicable “Expiration Date” for each of the Short-Term CRJ900 Aircraft subject to such extensions. Further, as a result of the foregoing extensions, Schedule 2 attached hereto sets forth the applicable Base Rate Costs for the Short-Term CRJ900 Aircraft Extension Term. Such Base Rate Costs shall not apply to any Aircraft other than Short-Term CRJ900 Aircraft and such rates shall not be subject to reset. [***].

2.2(i) During the Short-Term CRJ900 Aircraft Extension Term, Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the Short-Term CRJ900 Aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for other Aircraft (that are not the Short-Term CRJ900 Aircraft) under the Agreement are already included as part of the Base Rate Costs for the Short-Term CRJ900 Aircraft. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties applicable to the Short-Term CRJ900 Aircraft fleet subject to the terms of the Agreement in accordance with, and subject to, the terms and conditions set forth in Amendment Number Thirty-One to the Agreement dated December 17, 2019.

(ii)[***]

(iii)[***]

(iv)Without limiting any other rights granted to Delta under the terms of the Agreement, from and after [***], Delta may, by providing no less than [***] prior written notice to SkyWest, permanently remove from the scope of the Agreement any of the Short-Term CRJ900 Aircraft.

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3.[***]

3.2Effective [***], Exhibit B of Amendment Forty-One shall be deleted in its entirety and replaced with the new Exhibit B set forth in Schedule 3 attached hereto.

4.Miscellaneous.

4.1This Amendment constitutes the entire understanding of the Parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

4.2The Amendment may be executed in any number of counterparts and by electronic signatures, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

4.3Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

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EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James C. Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	19 September 2023 9:40 AM PDT	Date:	19 September 2023 9:58 AM PDT

[signature page to Amendment Number Forty-Five]

EXECUTION VERSION

Schedule 1

Short-Term CRJ900 Aircraft Extension Term

[***]

EXECUTION VERSION

Schedule 2

[***]

EXECUTION VERSION

Schedule 3

[***]

EXECUTION VERSION

AMENDMENT NUMBER FORTY-SIX to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Forty-Six (this “Amendment”), dated effective as of February 7, 2024, 2024 (“Amendment Number Forty-Six Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, the Parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Legacy Aircraft – Amended Expiration Dates with respect to certain Legacy CRJ900 Aircraft.

2.1Schedule 2 to Amendment Number Thirty-Two to the Agreement dated June 2, 2020 (“Amendment Thirty-Two”) sets forth, among other items, the respective “Expiration Date” of the “Legacy Aircraft” (as such terms are used or otherwise defined in Amendment Number Twenty-Seven to the Agreement dated January 25, 2019, as amended by Amendment Number Thirty-Two ). Of the various Legacy Aircraft, the Parties have agreed to extend the “Expiration Date” of [***] of the CRJ900 Aircraft (“CRJ900 Base Aircraft”), as set forth in Schedule 1, attached hereto (the “CRJ900 Base Aircraft Extension Term”). Further, as a result of the foregoing extensions, Schedule 2 attached hereto sets forth the applicable Base Rate Costs for the CRJ900 Base Aircraft Extension Term. Such Base Rate Costs shall not apply to any Aircraft other than CRJ900 Base Aircraft and such rates shall not be subject to reset. [***].

2.2(i)     During the CRJ900 Base Aircraft Extension Term, Delta shall have no obligation to pay Operator the Block Hour Payment contemplated in Section 3.D of the Agreement with respect to the CRJ900 Base Aircraft. For the avoidance of doubt, amounts related to the Block Hour Payment that Delta pays for other Aircraft (that are not the CRJ900 Base Aircraft) under the Agreement are already included as part of the Base Rate Costs for the CRJ900 Base Aircraft. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties and MPR Incentives applicable to the CRJ900 Base Aircraft fleet subject to the terms of the Agreement in accordance with, and subject to, the terms and conditions set forth in Amendment Number Thirty-One to the Agreement dated December 17, 2019.

[***]

3.[***]

3.1[***]

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3.2Effective [***], Exhibit B of Amendment Forty-One shall be deleted in its entirety and replaced with the new Exhibit B set forth in Schedule 3 attached hereto.

4.Miscellaneous.

4.1This Amendment constitutes the entire understanding of the Parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

4.2The Amendment may be executed in any number of counterparts and by electronic signatures, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

4.3Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

2

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James C. Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	02-07-2024	Date:	02-12-2024

[signature page to Amendment Number Forty-Six]

EXECUTION VERSION

Schedule 1

CRJ900 Base Aircraft Extension Term

[***]

EXECUTION VERSION

Schedule 2

[***]

EXECUTION VERSION

Schedule 3

[***]

EXECUTION VERSION

AMENDMENT NUMBER FORTY-SEVEN to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Forty-Seven (this “Amendment”), dated effective as of January 28, 2025 (“Amendment Number Forty-Seven Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement;

WHEREAS, the Parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.Extension of Certain Aircraft.

2.1CRJ-700 Aircraft.

2.1.1With respect to the [***] “CRJ700 Aircraft” as defined in Amendment Forty-One to the Agreement dated December 12, 2022 (“Amendment Forty-One”), as amended by Amendment Forty-Four to the Agreement dated August 4, 2023 (“Amendment Forty-Four”) and as further identified in Part A of Schedule 1 hereto (such aircraft, the “CRJ700 Aircraft”), the “CRJ Extension Term” (as such term is defined in Amendment Forty-One) with respect to each CRJ700 Aircraft shall be extended to the applicable expiration date set forth in Part A of Schedule 1 hereto (such period, as so extended the “CRJ700 Extension Term”).

2.1.2From and after the applicable transition date identified in Part A of Schedule 1 hereto for each CRJ700 Aircraft (such date, the “CRJ700 Transition Date”) and throughout the remainder of the CRJ700 Extension Term, the Base Rate Costs shall be as set forth in Part A of Schedule 2 attached hereto [***].

2.1.3From and after the applicable CRJ700 Transition Date and throughout the remainder of the CRJ700 Extension Term, (A) the engine rate referenced in Section 2.3.3 of Amendment Forty-Four applicable to the CRJ700 Aircraft shall be as set forth in Section A of Schedule 2 hereto and (B) the ownership rate referenced in Section 2.3.4 of Amendment Forty-One shall be as set forth in Section A of Schedule 2 hereto (prorated for partial months).

2.1.4[***]

2.2Short-Term CRJ900 (G2) Aircraft.

2.2.1With respect to the [***] “Short-Term CRJ900 (G2) Aircraft” as defined in Amendment Thirty-Eight to the Agreement dated January 12, 2022 (“Amendment Thirty-Eight”) and which, for the avoidance of doubt, the Parties have agreed are now as identified in Part B of Schedule 1

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hereto (such aircraft, the “Short-Term CRJ900(G2) Aircraft”), the “Short-Term CRJ900(G2) Aircraft Term” (as such term is defined in Amendment Thirty-Eight) with respect to each Short-Term CRJ900(G2) Aircraft shall be extended to the applicable expiration date set forth in Part B of Schedule 1 hereto (such period, as so extended, the “Short-Term CRJ900(G2) Aircraft Term”).

2.2.2From and after the applicable transition date identified in Part B of Schedule 1 hereto for each Short-Term CRJ900(G2) Aircraft (such date, the “CRJ900(G2) Transition Date”) and throughout the remainder of the Short-Term CRJ900(G2) Aircraft Term, the Base Rate Costs shall be as set forth in Section B of Schedule 2 attached hereto [***].

2.2.3[***]

2.3Short-Term CRJ900 Aircraft.

2.3.1With respect to the [***] “Short-Term CRJ900 Aircraft” as defined in Amendment Thirty-Six to the Agreement dated August 3, 2021 (“Amendment Thirty-Six”) and which, for the avoidance of doubt, the Parties have agreed are now as identified in Part C of Schedule 1 hereto (such aircraft, the “Short-Term CRJ900 Aircraft”), the “Short-Term CRJ900 Aircraft Term” (as such term is defined in Amendment Thirty-Six, and as extended pursuant to Amendment Forty-Five to the Agreement dated September 19, 2023 (“Amendment Forty-Five”)) with respect to each Short-Term CRJ900 Aircraft shall be extended to the applicable expiration date set forth in Part C of Schedule 1 hereto (such period, as so extended, the “Short-Term CRJ900 Aircraft Term”).

2.3.2From and after the applicable transition date identified in Part C of Schedule 1 hereto for each Short-Term CRJ900 Aircraft (such date, the “CRJ900 Transition Date”) and throughout the remainder of the Short-Term CRJ900 Aircraft Term, the Base Rate Costs shall be as set forth in Section C of Schedule 2 attached hereto [***].

2.3.3From and after the applicable CRJ900 Transition Date, as to the applicable Short- Term CRJ900 Aircraft, the termination right provided to Delta pursuant to Section 2.2(iv) of Amendment Forty-Five shall not apply.

2.3.4[***]

2.4For the avoidance of doubt, the rates set forth in Sections A, B and C of Schedule 2 are exclusive of any payment payable by Delta pursuant to Section 3 of Amendment 41.

3.Miscellaneous.

3.1This Amendment constitutes the entire understanding of the Parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

3.2The Amendment may be executed in any number of counterparts and by electronic signatures, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

3.3Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

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{Signatures appear on following page}

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IN WITNESS WHEREOF, the Parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James C. Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	01-28-2025	Date:	01-28-2025

[signature page to Amendment Number Forty-Seven]

EXECUTION VERSION

Schedule 1

[***]

EXECUTION VERSION

Schedule 2

[***]

AMENDMENT NUMBER FORTY-EIGHT to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Forty-Eight (this “Amendment”), dated effective as of June 16, 2025 (“Amendment Number Forty-Eight Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Addition of [***] Embraer E175 Aircraft and the Removal of [***] CRJ-900/CRJ700 Aircraft.

A.

Pursuant to Section 1.A.(iii) of the Agreement, the [***] Embraer E175 series regional jet aircraft (certification designation for [***] will be ERJ 170-200 LR and certification designation for [***] will be ERJ 170-200 LL) configured with [***] passenger seats set (ERJ 170-200 LR) or [***] passenger seats (ERJ 170-200 LL), as the case may be, set forth in Exhibit A attached hereto (the “E175(G4) Aircraft”) shall be added as Aircraft under, and subject to the terms and conditions of, the Agreement, as amended by this Amendment. Except as provided in Section 3 of this Amendment, Operator shall make each E175(G4) Aircraft available to be placed into service within the Delta Connection Program no later than each respective Scheduled In-Service Date as set forth in Exhibit A attached hereto.

B.

Notwithstanding anything in the Agreement to the contrary, the term for which each E175(G4) Aircraft shall be included as an Aircraft under the Agreement, and subject to the terms and conditions thereof, shall commence on each respective actual in-service date of operating Delta Connection Flights (the “Actual In-Service Date”) and terminate upon the earlier of [***] (each such period, and any extension or renewal terms, an “E175(G4) Aircraft Term”). The Parties acknowledge and agree that nothing in this Amendment shall affect, amend or modify the term of the Agreement, or any termination rights, with respect to any Aircraft and the terms with respect to such Aircraft shall remain as set forth in the Agreement as of the Amendment Number Forty-Eight Effective Date. Except as set forth in Sections 2.D. and 2.J below, Delta shall have no obligation to pay or reimburse Operator any Direct Costs, Pass-Through Costs, or any other costs, associated with each E175(G4) Aircraft prior to the Actual In-Service Date of such E175(G4) Aircraft.

Notwithstanding the provisions of Article 11.A of the Agreement, Delta’s extension rights with respect to the term of each E175(G4) Aircraft shall be limited to up to [***] additional [***] terms subject to the terms and conditions set forth in this Section 2.B. Any such extension will require (i) at least [***] prior written notice from Delta to Operator prior to the expiration of

1

the initial term or the subsequent extension term, as the case may be, of the applicable E175(G4) Aircraft and (ii) the Parties will work together in good faith to mutually agree upon the terms of an extension agreement as to the applicable E175(G4) Aircraft, including as to the Direct Costs to be applied during the applicable extension term. [***]

C.

Contemporaneous with the Actual In-Service Date of each E175(G4) Aircraft as an Aircraft under the Agreement, Operator shall remove from service within the Delta Connection Program one (1) CRJ-700 Aircraft or (1) CRJ-900 Aircraft, as the case may be, that is an Aircraft subject to the Agreement (the “Removed CRJ700/900 Aircraft”). The Removed CRJ700/900 Aircraft are set forth in Exhibit A-1 attached hereto. Operator covenants and agrees that it shall not operate any Delta Connection Flights with any E175(G4) Aircraft prior to the removal of a corresponding CRJ-700 or CRJ-900 Aircraft, as the case may be, as provided in this Section 2.C. In no event shall a Removed CRJ700/900 Aircraft operate within the Delta Connection Program on or after the Actual In-Service Date of the corresponding E175(G4) Aircraft without prior written authorization from Delta. Upon the removal of the applicable Removed CRJ700/900 Aircraft from this Agreement as provided in this Section 2.C, Delta shall have no further payment obligations with respect to such removed aircraft and associated engines with respect to any periods following the date of such removal. [***].

In addition, notwithstanding anything in the Agreement to the contrary, effective as of the Amendment Number Forty-Eight Effective Date, the costs associated with any heavy airframe modification of the type contemplated in Section 4 of Amendment Number 19 to the Agreement dated as of October 27, 2016 shall not be treated as a Pass Through Cost as it relates to any Removed CRJ700/900 Aircraft [***].

D.

E175(G4) Aircraft Configuration. Except as set forth in this Section 2.D, Operator shall cause Embraer to deliver (i) each of the E175(G4) Aircraft with certification designation of ERJ 170- 200 LR in the configuration specified in Exhibit F-1 attached hereto and incorporated herein, and (ii) each of the E175(G4) Aircraft with certification designation of ERJ 170-200 LL in the configuration specified in Exhibit F-2. Delta and Operator acknowledge and agree that Delta may elect to add WiFi, on-board ovens, polycarbonate class dividers, Delta-branded placarding, and/or Delta-branded passenger service unit lenses (each, an “Add-On Item”) to the E175(G4) Aircraft, and if Delta makes any such election Operator shall procure each such Add-On Item from a third party vendor selected by Delta in its sole discretion [***]. Unless Delta notifies Operator that Delta has selected a third party vendor to install any of the Add- On Items on the E175(G4) Aircraft, Operator shall install (or, as to WiFi only, cause a third party vendor to install) the Add-On Items on the E175(G4) Aircraft prior to each such aircraft’s respective Actual In-Service Date [***]. As to WiFi, installation requires [***]. Accordingly, the references to [***] in Exhibit A hereto shall be increased to [***] if Delta elects to add WiFi to the E175(G4) Aircraft. Any delay caused by Delta or any such third party vendor selected by Delta with respect to the procurement or installation of any Add-On Item shall be deemed principally attributable to an action of Delta for purposes of Section 3.B of this Amendment.

E.	(i) The Base Rate Costs to be applied to the E175(G4) Aircraft for the entirety of their respective[***], shall be as set forth in Exhibit B-1 attached hereto. [***].

(ii)Delta shall have no obligation to pay Operator either the Aircraft Rent/Ownership Costs contemplated in Article 3.A of the Agreement or the Block Hour Payment contemplated in Section 3.D of the Agreement with respect, in each case, to the E175(G4) Aircraft. For the avoidance of doubt, amounts related to the Aircraft Rent/Ownership Costs and Block Hour

2

Payment that Delta pays for certain other Aircraft that are not the E175(G4) Aircraft (such as, for example, the Fixed A/C Rate) under the Agreement are included as part of the Base Rate Costs for the E175(G4) Aircraft set forth in Exhibit B-1 attached hereto. In addition, Delta shall pay Operator, or Operator shall pay Delta, as applicable, amounts related to the Performance Incentives and Penalties applicable to the E170LL Aircraft (as defined in Amendment Number Thirty dated June 21, 2019) and the E175(G3) Aircraft (as defined in Amendment Number Thirty-Seven dated as of August 3, 2021 (“Amendment Number Thirty- Seven”)), in accordance with, and subject to, the terms and conditions set forth in Amendment Thirty-One to the Agreement dated December 17, 2019 (“Amendment Number Thirty-One”). [***].

(iii) With respect to each E175(G4) Aircraft engine serial number (ESN) set forth on Exhibit A attached hereto (the “Delivery Date E175(G4) Engines”) and [***] engines identified in Exhibit E attached hereto (each, a “Spare E175(G4) Engine”, and collectively with the Delivery Date E175(G4) Engines, the “E175(G4) Engines”), “Engine Maintenance Expense” as defined in Section 3.A.(ii)(1) of the Agreement for the E175(G4) Engines shall be as provided in Exhibit C-2 attached hereto; provided, in all events, such costs shall not be treated as a Pass Through Cost but shall be deemed a Base Rate Cost for purposes of the Agreement. [***].

The EMB Fleet Engines (as defined in Exhibit C-1 attached hereto) shall be used only for the operation of any Embraer Fleet Aircraft (as defined in Exhibit C-1 attached hereto), in each case, in connection with the Delta Connection Program. Operator shall at all times during the applicable EMB Aircraft Term (as defined in Exhibit C-1 attached hereto) maintain a sufficient number of EMB Spare Engines (as defined in Exhibit C-1 attached hereto) to operate, as contemplated by the Agreement and this Amendment, the Embraer Fleet Aircraft (as defined in Exhibit C-1 attached hereto) under the scope of the Agreement at such time. In the event Operator needs additional spare engines in order to maintain a sufficient number of spare engines for the Embraer Fleet Aircraft, upon written notice to Delta, Operator may include additional spare engines as EMB Spare Engines under the terms of the Agreement, with the Parties to agree upon the applicable Embraer Fleet Aircraft to associate such additional spare engines.

Subject to Delta’s prior written consent, such consent not to be unreasonably withheld or delayed, Operator may remove and, if necessary, replace an E175(G4) Engine as a result of damage or destruction of such engine. In such event, Exhibit A or Exhibit E hereto shall be amended to reflect such removal and replacement, if applicable.

(iv) [***]

(v) [***]

(vi) For avoidance of doubt, E175(G4) Aircraft, in addition to all other Aircraft within the scope of the Agreement, is a covered Aircraft for purposes of Section 3.E of the Agreement (as amended and restated in Amendment Number Thirty-One).

(vii)[***]

(viii)   [***]

(ix) With respect to the monthly reconciliation provided for in Article 3.E. of the Agreement, actual block hours, actual flight hours and actual departures with respect to the EMB Fleet

3

Aircraft (as defined in Exhibit C-1 of this Amendment (and as such term may be amended from time to time)) will be allocated in accordance with the methodology set forth on Exhibit B-2 attached hereto.

F.

Notwithstanding the provisions of Article 1.D. of the Agreement, if (i) Delta submits a proposed monthly schedule of Delta Connection Flights to be operated by the E175(G4) Aircraft during such month (each, a “Proposed Monthly E175(G4) Schedule”) which provides for average daily scheduled utilization measured on a calendar month basis in the aggregate for the E175(G4) Aircraft fleet (taking into account scheduled maintenance) available to schedule (“Average E175(G4) Utilization”) greater than an average of [***] per E175(G4) Aircraft [***] during the applicable month of determination (the “Maximum E175(G4) Utilization Level”) and (ii) Operator, after conducting a good faith review and analysis of such Proposed Monthly E175(G4) Schedule and its crew availability for such month, determines, in good faith, that it is unable to operate the Proposed Monthly E175(G4) Schedule as provided by Delta, then, within [***] following receipt of such Proposed Monthly E175(G4) Schedule, Operator shall have the option, upon delivering to Delta written notice, to request a reduction in such scheduled block hours in order to reduce the Average E175(G4) Utilization to the Maximum E175(G4) Utilization Level or a greater utilization level as specified by Operator (an “E175(G4) Schedule Reduction Request”). If Operator does not respond within such [***] period, any such non-response shall be deemed a waiver by Operator of its right to request any schedule reduction with respect to such month’s Proposed Monthly E175(G4) Schedule. Upon receipt of an E175(G4) Schedule Reduction Request, Delta shall amend the Proposed Monthly E175(G4) Schedule initially delivered by Delta to Operator to reduce the Average E175(G4) Utilization reflected in such Proposed Schedule to a level no greater than the Maximum E175(G4) Utilization Level or greater level as specified by Operator and such reduction shall thereafter be reflected in the applicable final monthly schedule for the E175(G4) Aircraft (a “Schedule Reduction”). Flights cancelled due to any such Schedule Reduction shall not be taken into account for any purposes under this Agreement, including, as pertaining to Performance Incentive and Penalties as set forth in Amendment Number Thirty-One.

G.

Operator shall select the vendor(s) to perform and complete all maintenance work associated with the E175(G4) Aircraft (including all E175(G4) Engines and associated parts) in Operator’s sole and absolute discretion; provided, however, if Delta requests Operator to change a vendor performing engine maintenance work with respect to the E175(G4) Engines and if [***] then, Operator will cooperate with Delta with respect to such requested change in vendor for the E175(G4) Engine maintenance.

H.	Other than the last two sentences therein, the provisions of Article 3.G. of the Agreement shall not apply with respect to the operations of the E175(G4) Aircraft.

I.	[***]

J.

To compensate Operator for ownership costs prior to the Actual In-Service Date with respect to each E175(G4) Aircraft, Delta shall pay Operator the lesser of (i) $[***], or (ii) $[***] per E175(G4) Aircraft for the period commencing as of the Delivery Date (as defined below) of such E175(G4) Aircraft and ending on the Actual In-Service Date of such E175(G4) Aircraft, with such payment to be made as of the date of Provisioning Payment immediately following the Actual In-Service Date of the applicable E175(G4) Aircraft.

3.	Delay

4

A.	For purposes of this Section 3, the following terms shall have the respective meaning set forth herein:

“Delivery Date” means, as to each E175(G4) Aircraft, the date such aircraft is delivered to Operator by Embraer.

“EMB Excusable Delay” [***]

“EMB Non-Excusable Delay” [***]

“Excusable Delay Penalty Period” [***]

“Non-Excusable Delay Penalty Period” [***]

“Operator Caused Delay” [***]

“Operator Caused Delay Penalty Period” [***]

“Scheduled Delivery Date” means, as to each E175(G4) Aircraft, the last day of the Scheduled Delivery Month of such aircraft as set forth on Exhibit A hereto.

“Service Delay Penalty Period” [***]

B.

Delays in Actual In-Service Date. Operator hereby agrees to use commercially reasonable best efforts to cause each of the E175(G4) Aircraft to be available to be placed into service within the Delta Connection Program no later than the respective Scheduled In-Service Date (as set forth in Exhibit A hereto). If following the Delivery Date of the respective E175(G4) Aircraft, such aircraft is not placed in service within the Delta Connection Program by such E175(G4) Aircraft’s Scheduled In-Service Date (such E175(G4) Aircraft, a “Delayed In-Service Aircraft”), then, during each day of the Service Delay Penalty Period, Operator shall pay Delta an amount of [***] during the Service Delay Penalty Period; provided, (i) Operator is obligated at such time to pay the financing charges with respect to the E175(G4) Aircraft (disregarding differences in timing as to any such payments under the respective financing documents) with respect to the Delayed In-Service Aircraft, and if not, the amount shall be increased from $[***] to [***] and, (ii) Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta. Delta agrees to promptly place into service within the Delta Connection Program in accordance with Delta’s regular scheduling procedures such Delayed In-Service Aircraft following receipt of written certification from Operator that the aircraft is readily available and fit for service within the Delta Connection Program as contemplated by this Amendment. In addition to the foregoing, if the Delayed In- Service Aircraft is not available for service within the Delta Connection Program as contemplated by this Amendment on or before the [***] following its Scheduled Delivery Date, then, after such [***] and continuing until Delta receives written certification described above from Operator that the aircraft is readily available to be placed into service within the Delta Connection Program as contemplated by this Amendment, Delta shall have the right, but not the obligation, to remove such Delayed In-Service Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in such Delayed In-Service Aircraft being available for scheduled service, the foregoing represents Delta’s sole and exclusive remedies attributable to such matters.

5

C.

Delay in Delivery Caused by an EMB Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175(G4) Aircraft by no later than such E175(G4) Aircraft’s Scheduled Delivery Date. If an E175(G4) Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an EMB Excusable Delay (such E175(G4) Aircraft, an “Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Excusable Delay Penalty Period; provided, (i) Operator shall have no obligation to make such payment for any delay so long as the CRJ-700 or CRJ-900 Aircraft to be removed pursuant to Section 2.C. of this Amendment on the applicable Actual In-Service Date for the applicable E175(G4) Aircraft is available to be scheduled for the operation of Delta Connection flights as provided in the Agreement during such period of delay, and (ii) Delta shall be entitled to, and Operator shall pay Delta, any and all amounts paid to Operator by Embraer as a result of the EMB Excusable Delay. Unless otherwise removed from the Agreement as provided below in this Section 3.C, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Excusable Delayed Aircraft. In addition to the foregoing, if the Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E175(G4) Aircraft’s Scheduled Delivery Date as a result of an EMB Excusable Delay, then either Party, upon written notice to the other Party delivered within [***] following such [***] may terminate from the scope of the Agreement such Excusable Delayed Aircraft. If either Party fails to give such notice within such [***] period, such Party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Excusable Delayed Aircraft, the foregoing represents, as to each Party, such Party’s sole and exclusive remedy attributable to such matters.

D.

Delay in Delivery Caused by an EMB Non-Excusable Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175(G4) Aircraft by no later than such E175(G4) Aircraft’s Scheduled Delivery Date. If an E175(G4) Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an EMB Non-Excusable Delay (such E175(G4) Aircraft, a “Non-Excusable Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Non- Excusable Delay Penalty Period; provided, (i) Operator shall have no obligation to make such payment for any delay principally attributable to any action or omission of Delta, (ii) Operator shall have no obligation to make such payment for any delay so long as the CRJ-700 or CRJ- 900 Aircraft to be removed pursuant to Section 2.C. of this Amendment on the applicable Actual In-Service Date for the applicable E175(G4) Aircraft is available to be scheduled for the operation of Delta Connection flights as provided in the Agreement during such period of delay, and (iii) Delta shall be entitled to, and Operator shall pay Delta, any and all amounts paid to Operator by Embraer as a result of the EMB Non-Excusable Delay. Unless otherwise removed from the Agreement as provided below in this Section 3.D, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Non- Excusable Delayed Aircraft. In addition to the foregoing, if the Non-Excusable Delayed Aircraft is not delivered to Operator by Embraer on or before the 90th day following such E175(G4) Aircraft’s Scheduled Delivery Date as a result of an EMB Non-Excusable Delay, then either Party, upon written notice to the other Party delivered within [***] following such [***] may terminate from the scope of the Agreement such Non-Excusable Delayed Aircraft. If either Party fails to give such notice within such [***] period, such Party shall be deemed to have waived its right of termination set forth in the preceding sentence. As to matters arising with respect to the delay in the delivery of such Non-Excusable Delayed Aircraft, the foregoing represents, as to each Party, such Party’s sole and exclusive remedy attributable to such matters.

6

E.

Delay in Delivery Caused by an Operator Caused Delay. Operator hereby agrees to use commercially reasonable efforts to cause Embraer to deliver each E175(G4) Aircraft by no later than such E175(G4) Aircraft’s Scheduled Delivery Date. If an E175(G4) Aircraft is not delivered to Operator on or before its Scheduled Delivery Date and if such delay in delivery is attributable to an Operator Caused Delay (such E175(G4) Aircraft, an “Operator Delayed Aircraft”), then Operator shall pay Delta an amount of [***] during the Operator Caused Delay Penalty Period. Unless otherwise removed from the Agreement as provided below in this Section 3.E, the Parties shall promptly determine the revised Scheduled In-Service Date following the delivery to Operator of the Operator Delayed Aircraft. In addition to the foregoing, if the Operator Delayed Aircraft is not delivered to Operator by Embraer on or before the [***] following such E175(G4) Aircraft’s Scheduled Delivery Date as a result of an Operator Caused Delay, then Delta shall have the right, but not the obligation, to remove such Operator Delayed Aircraft from the scope of the Agreement upon written notice to Operator. As to matters arising with respect to the delay in the delivery of such Operator Delayed Aircraft, the foregoing represents Delta’s sole and exclusive remedy attributable to such matters. [***].

F.	With respect to any amounts owed to Delta pursuant to this Section 3, Delta shall be entitled to offset or recoup the full amount of any such payments from any subsequent Provisioning Payment.

4.	Removal of E175(G4) Aircraft.

A.

In connection with the preparation and delivery of the final monthly schedule for the E175(G4) Aircraft (each such monthly schedule, the “Final Monthly E175(G4) Schedule”), if after delivery of such schedule by Delta to Operator, Operator informs Delta in writing that Operator cannot fully operate the Final Monthly E175(G4) Schedule for such month for any reason that is substantially within the control of Operator (including, without limitation, crew availability) and Operator requests the removal or cancellation of scheduled flights (such requested removals and cancellations, “Operator Controlled Cancellations”) or if Delta, after consultation with Operator, in good faith believes Operator cannot fully operate the Final Monthly E175(G4) Schedule for such month and Delta removes or cancels scheduled flights as result thereof (such removals and cancellations, “Delta Cancellations”), then, Delta shall have the right to remove from the terms of the Agreement (as modified by this Amendment) for the applicable month(s) at issue (or, at Delta’s sole election, on a permanent basis), [***]. Delta shall provide written notice of such removal (temporary or permanent) within [***] after receipt of the written notice of Operator Controlled Cancellations with respect to Operator Controlled Cancellations or, with respect to Delta Cancellations, within [***] after delivery of the Final Monthly Schedule, whichever is applicable. With respect to any E175(G4) Removed Aircraft, Delta [***]. In determining the number of E175(G4) Aircraft that may be removed, fractions will be rounded up or down to the nearest whole number with a number [***] being rounded down to the nearest whole number. For the avoidance of doubt, (i) with respect to Operator Controlled Cancellations and Delta Cancellations associated with any E175(G4) Aircraft that is not removed, temporarily or permanently, from the terms of the Agreement pursuant to this Section 4.A, all such cancellations shall be considered non-completed flights for purposes of the calculation of any Performance Incentives and Penalties as provided in Amendment Number Thirty-One and (ii) Schedule Reduction Requests shall not be deemed Operator Controlled Cancellations or Delta Cancellations.

In preparing the Final Monthly E175(G4) Schedule, such schedule shall take into account scheduled maintenance for the E175(G4) Aircraft and, if applicable, the repair time for damaged E175(G4) Aircraft and accordingly, such aircraft shall not be available for scheduling during the maintenance or repair period, as applicable. For avoidance of doubt, the terms of this Section 4 shall not permit the removal (temporary or permanent) of any E175(G4) Aircraft from the terms of this Agreement as a result of scheduled maintenance and repair time; provided, however, notwithstanding the foregoing, if Operator is unable to

7

operate any of the E175(G4) Aircraft, or any of the Delta Connection Flights, due to an E175(G4) Aircraft being damaged and such damage was due to an event that was substantially within the control of, or caused by, some action or inaction of Operator, Delta shall not be obligated to pay Operator any Direct Costs, or any other amounts, in connection with such non-operated E175(G4) Aircraft and Delta Connection Flights during the period that Operator is unable to operate such damaged E175(G3) Aircraft or the Delta Connection Flights.

B.

If [***] or more E175(G4) Aircraft are removed on a temporary basis from the Agreement for [***] over any [***] rolling period, then either Delta or Operator shall, upon [***] prior written notice to the other Party, have the right to remove on a permanent basis from the terms of the Agreement the number of E175(G4) Aircraft that have been so removed for such [***] period.

C.

If [***] or more E175(G4) Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Delta may, upon [***] prior written notice to Operator, have the right to remove all, but not less than all, remaining E175(G4) Aircraft from the terms of the Agreement. If [***] or more E175(G4) Aircraft are permanently removed from the terms of this Agreement as provided in this Section 4, then, Operator may, upon [***] prior written notice to Delta, have the right to remove all, but not less than all, remaining E175(G4) Aircraft from the terms of the Agreement. If either Party exercises its right to remove the remaining E175(G4) Aircraft from the terms of the Agreement as provided in this Section 4.C, the Parties shall determine a mutually agreed upon wind-down schedule with respect to the remaining E175(G4) Aircraft, provided in no event shall such wind-down schedule be longer than [***] after delivery of the election notice required by this Section 4.C.

D.

If [***] or more E175(G4) Aircraft are, in each case, not available to be placed into service with the Delta Connection Program as contemplated by this Amendment more than [***] after their respective Scheduled-In Service Dates and each such delay is due to an event that was substantially within the control of, or caused by, some action or inaction of Operator or an affiliate of Operator (including, as a result of a crew shortage), then, such unavailability shall be a material breach of the Agreement by Operator and Delta may exercise any and all of its rights and remedies to which it may be entitled with respect to such material breach in accordance with the Agreement. In addition to such rights and remedies, Delta shall also have the right, but not the obligation, upon written notice to Operator to remove all E175(G4) Aircraft from the terms of the Agreement. In such event, the Parties shall determine a mutually agreed upon wind-down schedule with respect to the E175(G4) Aircraft then subject to the Agreement, provided in no event shall such winddown schedule be longer than [***] after delivery of the foregoing election notice. The foregoing termination right must be exercised within [***] following the end of the [***] late period of the [***] delayed E175(G4) Aircraft. Failure by Delta to exercise such right within such [***] period shall be deemed a waiver by Delta of its right of termination set forth in this Section 4.D.

E.	[***]

F.

With respect to any E175(G4) Aircraft that are temporarily removed from the Agreement pursuant to Section 4.A above, Operator shall not (i) operate or use any such E175(G4) Aircraft for itself or on behalf of any third party or (ii) lease, sublease, transfer, sell, assign or otherwise convey any interest into any such E175(G4) Aircraft to any third party.

5.Block Hour Rate Amendment with Respect to Events Not Substantially in the Control of Delta or Operator. With respect to the block hour rates that are payable by Delta in connection with Aircraft or Delta Connection Flights not operated by Operator due to an event that is not substantially within the control of, or caused by, some action or inaction of either Operator or Delta (as contemplated by Article 3.E of the Agreement, as amended and restated in Amendment Thirty-One and further amended in Amendment Forty-Three to the Agreement dated May 9, 2023 (“Amendment Forty-Three”)), effective

8

[***], all block hour rates contained in Exhibit D of Amendment Thirty-One (as amended by Amendment Forty-Three) shall be deleted in their entirety and replaced with the following rates:

[***]

[***]. With respect to the monthly reconciliation provided for in Article 3.E, cancellations involving the EMB Fleet (as defined in Exhibit C-1 of this Amendment (and as such term may be amended from time to time)) will be allocated in a manner consistent with the allocation of actual block hours of the EMB Fleet for the applicable month of determination.

6.Minimum Utilization – E175(G4) Aircraft. The Parties agree that as to the operation of the E175(G4) Aircraft, the minimum utilization requirements set forth in Article 3.A(i) of the Agreement, as amended by Amendment Number Three to the Agreement dated July 1, 2009 shall not apply with respect to the operation of the E175(G4) Aircraft and the operation of the E175(G4) Aircraft shall not be taken into account for purposes thereof.

7.High Altitude Conversion. Operator, [***], will convert [***] of the Aircraft in the EMB Fleet Aircraft into the high altitude configuration for operation into and out of [***] (each, a “HA EMB Aircraft,” and collectively, the “HA EMB Aircraft”). Operator and Delta will mutually agree on the EMB Fleet Aircraft to be so converted into the HA EMB Aircraft, each acting reasonably. Operator shall use commercially reasonable efforts to complete such conversion of all the HA EMB Aircraft [***].

8.Miscellaneous.

A.

This Amendment constitutes the entire understanding of the Parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.

The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

9

IN WITNESS WHEREOF, the Parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ Jim Graham

Name:	Wade Steel	Name:	Jim Graham

Title:	Chief Commercial Officer	Title:	Senior Vice President, Delta Connection

Date:	6/17/2025	Date:	6/17/2025

[signature page to Amendment Number Forty-Eight]

EXHIBIT A

[***]

EXHIBIT A-1

[***]

EXHIBIT B-1

[***]

EXHIBIT B-2

[***]

EXHIBIT C-1

A.Certain Definitions: The EMB Fleet Engines, the EMB Fleet Aircraft, the EMB Aircraft Term and the EMB Spare Engines, in each case, as defined in Amendment Number Thirty-Seven, are hereby amended and restated as follows:

“EMB Fleet Engines” means collectively, the following the General Electric model CF34-8E5 series engines:

(i)	the E175 Engines (as defined in Amendment Number Fifteen to the Agreement dated as of October 19, 2015 (“Amendment Number Fifteen”));
(ii)	the E170+ Engines (as defined in Amended and Restated Amendment Number Twenty-Two dated as of September 7, 2017 (“Amendment Number Twenty- Two”));
(iii)	the E175(G2) Engines (as defined in Amendment Number Twenty-Eight dated as of April 10, 2019 (“Amendment Number Twenty-Eight”));
(iv)	the Repositioned Engines (as defined in Amendment Number Twenty-Nine dated as of April 18, 2019 (“Amendment Number Twenty-Nine”));
(v)	the E170LL Engines (as defined in Amendment Number Thirty);
(vi)	the E175(G3) Engines (as defined in Amendment Number Thirty-Seven); and
(vii)	the E175(G4) Engines (as defined in Amendment Number Forty-Eight dated as of June 16, 2025 (“Amendment Number Forty-Eight)).

“EMB Fleet Aircraft” means collectively, the following Embraer ERJ 170 series aircraft:

(i)	any E175 Aircraft (as defined in Amendment Number Fifteen);
(ii)	any E170+ Aircraft (as defined in Amendment Number Twenty-Two);
(iii)	any E175(G2) Aircraft (as defined in Amendment Number Twenty-Eight);
(iv)	any Repositioned Aircraft (as defined in Amendment Number Twenty-Nine);
(v)	any E170LL Aircraft (as defined in Amendment Number Thirty);
(vi)	any E175(G3) Aircraft (as defined in Amendment Number Thirty-Seven); and
(vii)	any E175(G4) Aircraft (as defined in Amendment Number Forty-Eight).

“EMB Aircraft Term” means collectively:

(i)	the E175 Aircraft Term (as defined in Amendment Number Fifteen);
(ii)	the E170+ Aircraft Term (as defined in Amendment Number Twenty-Two);
(iii)	the E175(G2) Aircraft Term (as defined in Amendment Number Twenty-Eight);
(iv)	the Repositioned Aircraft Term (as defined in Amendment Number Twenty-Nine);
(v)	the E170LL Term (as defined in Amendment Number Thirty);
(vi)	the E175(G3) Aircraft Term (as defined in Amendment Number Thirty-Seven); and
(vii)	the E175(G4) Aircraft Term.

“EMB Spare Engines” means collectively:

(i)	the Spare E175 Engines (as defined in Amendment Number Fifteen);
(ii)	the Spare E170+ Engines (as defined in Amendment Number Twenty-Two);
(iii)	the Spare E175(G2) Engines (as defined in Amendment Number Twenty-Eight);
(iv)	the Spare Repositioned Engines (as defined in Amendment Number Twenty-Nine);
(v)	the Spare E170LL Engine (as defined in Amendment Number Thirty);
(vi)	the Spare E175(G3) Engines (as defined in Amendment Number Thirty-Seven); and
(vii)	the Spare E175(G4) Engines.

EXHIBIT C-2

Engine Maintenance Expense

[***]

EXHIBIT D

[***]

EXHIBIT E

Spare E175(G4) Engine

[***]

EXHIBIT F-1

E175(G4) Aircraft Configuration (ERJ 170-200LR)

1.	STANDARD AIRCRAFT

The EMBRAER E175(G4) Aircraft (certification designation ERJ 170-200 LR) shall be manufactured according to the Technical Description which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E175(G4) Aircraft will be delivered to Operator as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E175(G4) Aircraft shall be painted according to the Delta Connection color and paint scheme provided by Delta to Operator, which shall be supplied to Embraer by Operator on or before [***] prior to the first E175(G4) Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

The choices of colour and paint scheme made by Operator, at the direction of Delta, shall apply to all E175(G4) Aircraft, unless Operator, at the direction of Delta, provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E175(G4) Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Operator shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E175(G4) Aircraft Contractual Delivery Date (or such later date as Embraer shall agree), of its choice, at the direction of Delta, of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Operator opts, at the direction of Delta, to use different materials and/or patterns, Embraer will submit to Operator, who shall provide the same to Delta, a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Operator, at the direction of Delta, not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Operator, at the direction of Delta, shall apply to all applicable E175(G4) Aircraft. If Operator requires, at the direction of Delta, an interior finishing for any Aircraft that is different from the original one informed to Embraer, Operator shall present a written request to Embraer not less than [***] prior to the relevant E175(G4) Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Operator within [***] from the date such request is received by Embraer. Should Operator, at the direction of Delta, not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Operator.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Operator, at the direction of Delta, may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E175(G4) Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E175(G4) Aircraft for a period related to the delay of the BFE or present the E175(G4) Aircraft to Operator without such BFE, in which case Operator shall not be entitled to refuse acceptance of the E175(G4) Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Operator and installed on the E175(G4) Aircraft by Operator after delivery thereof as BIE.

Notwithstanding the above, Operator shall deliver in DDP conditions (INCOTERMS 2010) to C&D Zodiac one full set of galley inserts (such as coffee makers, water boilers, ovens) for installation solely in the first Aircraft as BFE.

EXHIBIT F-2

E175(G4) Aircraft Configuration (ERJ 170-200LL)

1.	STANDARD AIRCRAFT

The EMBRAER E175(G4) Aircraft (certification designation ERJ 170-200 LL) shall be manufactured according to the Technical Description, which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.	OPTIONAL EQUIPMENT:

[***]

3.	FINISHING

The E175(G4) Aircraft will be delivered to Operator as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the E175(G4) Aircraft shall be painted according to the Delta Connection color and paint scheme provided by Delta to Operator, which shall be supplied to Embraer by Operator on or before [***] prior to the first E175(G4) Aircraft Contractual Delivery Date. The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., grey BAC707.

The choices of colour and paint scheme made by Operator, at the direction of Delta, shall apply to all E175(G4) Aircraft, unless Operator, at the direction of Delta, provides written notice of a new colour and paint scheme not less than [***] prior to the relevant E175(G4) Aircraft Contractual Delivery Date.

3.2	INTERIOR FINISHING:

Operator shall inform Embraer during the customer check list definition (“CCL”), to be held no later than [***] prior to the applicable E175(G4) Aircraft Contractual Delivery Date (or such later date as Embraer shall agree), of its choice, at the direction of Delta, of materials and colours of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, from the choices offered by and available at Embraer. In case Operator opts, at the direction of Delta, to use different materials and/or patterns, Embraer will submit to Operator, who shall provide the same to Delta, a Proposal of Major Change (“PMC”) describing the impacts of such option, if any. Should Operator, at the direction of Delta, not approve such PMC, the interior shall be built according to the choices offered by and available at Embraer.

Once defined, for the applicable CCL the choices of interior finishing made by Operator, at the direction of Delta, shall apply to all applicable E175(G4) Aircraft. If Operator requires, at the direction of Delta, an interior finishing for any Aircraft that is different from the original one informed to Embraer, Operator shall present a written request to Embraer not less than [***] prior to the relevant E175(G4) Aircraft Contractual Delivery Date and Embraer will submit the relevant quotation to the approval of Operator within [***] from the date such request is received by Embraer. Should Operator, at the direction of Delta, not approve the quotation, the interior of relevant Aircraft shall be built according to the original choice of Operator.

3.3	BUYER FURNISHED EQUIPMENT (BFE) AND BUYER INSTALLED EQUIPMENT (BIE):

Operator, at the direction of Delta, may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the E175(G4) Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the E175(G4) Aircraft for a period related to the delay of the BFE or present the E175(G4) Aircraft to Operator without such BFE, in which case Operator shall not be entitled to refuse acceptance of the E175(G4) Aircraft.

All BFE equipment shall be delivered in DDP conditions (INCOTERMS 2010) to C&D Zodiac – 14 Centerpointe Drive, La Palma, CA 90623, USA, or to another place to be timely informed by Embraer.

Galley inserts (such as coffee makers, water boilers, ovens), trolleys and standard units and medical kits, defibrillators and wheelchairs, as well as any other equipment classified as medical or pharmaceutical product, shall be acquired by Operator and installed on the E175(G4) Aircraft by Operator after delivery thereof as BIE.

Notwithstanding the above, Operator shall deliver in DDP conditions (INCOTERMS 2010) to C&D Zodiac one full set of galley inserts (such as coffee makers, water boilers, ovens) for installation solely in the first Aircraft as BFE.

EXECUTION VERSION

AMENDMENT NUMBER FORTY-NINE to

AMENDED AND RESTATED DELTA CONNECTION AGREEMENT

This Amendment Number Forty-Nine (this “Amendment”), dated effective as of January 1, 2026 (“Amendment Number Forty-Nine Effective Date”), to the Amended and Restated Delta Connection Agreement dated and effective September 8, 2005 (as amended from time to time, the “Agreement”), is between Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), and SkyWest Airlines, Inc. (“SkyWest” or “Operator”), 444 South River Road, St. George, Utah 84790. Delta and SkyWest each a “Party” and collectively, the “Parties”.

WHEREAS, Delta and SkyWest are parties to the Agreement; and

WHEREAS, Delta and SkyWest desire to amend certain provisions of the Agreement; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta and SkyWest, intending to be legally bound, hereby agree to amend the Agreement as follows:

SECTION 1. Defined Terms. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

SECTION 2. Amendments.

2.1Expiration Date Extensions. The Parties hereby agree to extend the respective “Expiration Dates” with respect to certain Aircraft identified on Exhibit A hereto, with such extended expiration dates being as set forth on Exhibit A hereto as to the applicable Aircraft.

2.2Amendments to Amendment Forty-One and Base Rate Costs.

2.2.1Effective as of the Amendment Number Forty-Nine Effective Date, Amendment Number Forty-One to the Agreement dated December 12, 2022 (“Amendment Forty-One”) shall be amended as follows:

2.2.1.1Sections 2 and 3 of Amendment Forty-One shall be deleted in their entirety and replaced with the following: “Intentionally Omitted”.

2.2.1.2The second sentence of Section 1 of Amendment Forty-One and the definitions for “Additional Monthly Block Hour Commitment – Level 1”, “Additional Monthly Block Hour Commitment – Level 2”, “Additional Monthly Block Hour Commitments”, “Crew Cancellation”, “Crew Completion Factor”, “Delta Relative Fleet Size”, and “Monthly Fleet Allocation Commitment” shall be deleted in their entirety.

2.2.2From and after [***], the Parties agree that the Base Rate Costs applicable to the Aircraft shall be as set forth in Exhibit B hereto.

2.3Aircraft Swap.

2.3.1As contemplated in Section 2(B) of that certain letter agreement between the Parties, effective as of June 16, 2025 (the “Side Letter”), the Parties have agreed to swap [***] regional jet aircraft configured with [***] passenger seats, with such [***] aircraft being identified in Part B of Exhibit C hereto (such [***] aircraft, individually and collectively, as the context requires, the “Swapped- In [***] Aircraft”) as replacement for [***] Aircraft, as defined in Amendment Number Forty-Seven to

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the Agreement dated January 28, 2025 (“Amendment Forty-Seven”), and as further identified in Part A of Exhibit C hereto (such [***] Aircraft, individually and collectively, as the context requires, the “Swapped-Out [***] Aircraft”).

2.3.2The Parties acknowledge that due to maintenance constraints, the timing of the swap replacement for each of the Swapped-Out [***] Aircraft with a Swapped-In [***] Aircraft is not certain, but in all events, the first of such swaps shall occur prior to [***] pursuant to which [***] Swapped- Out [***] Aircraft will be swapped-out for [***] Swapped-In [***] Swap Aircraft. Such additional swaps will occur at such time as the Parties shall mutually agree in writing. As to each aircraft swap, the applicable Swapped-Out [***] Aircraft will cease to be an Aircraft subject to the terms of the Agreement upon such swap and the applicable Swapped-In [***] Aircraft will be an Aircraft subject to the terms of the Agreement upon such swap, with all such terms to be the same terms and conditions as the Swapped-Out [***] Aircraft, and such Swapped-In [***] Aircraft will be deemed [***] Aircraft for all purposes of the Agreement thereafter. The Parties will identify the applicable swapped-in and swapped-out aircraft at the time of the applicable swap.

2.3.3Pursuant to Section 1.A(iii) of the Agreement, for the period [***] (or such later date as may be mutually agreed between the Parties in writing, with email being acceptable), a Swapped- Out [***] Aircraft shall be added as an Aircraft under, and subject to the terms of the Agreement, with all such terms to be the same terms and conditions as the [***] Aircraft and such added Swapped-Out [***] Aircraft shall be deemed a [***] Aircraft for all purposes of this Agreement.

2.3.4[***]. Operator shall place each Swapped-In [***] Aircraft in the Delta Connection livery and interior standards as in effect as of the Amendment Number Forty-Nine Effective Date including, without limitation, cabin carpets, seat belts, seat covers, curtains, seat track covers, bin strips (if applicable) and laminates (collectively, the “Interior Standards”).

2.4[***]

2.5Exhibit A of Amendment Number Forty-Eight. Exhibit A of Amendment Number Forty-Eight to the Agreement dated June 16, 2025 (“Amendment Forty-Eight”)_is hereby amended and restated as set forth on Schedule 1 hereto.

2.6Updates to Notices Provision (Article 24). As of the Amendment Number Forty-Nine Effective Date, Article 24 (Notices) shall be deleted in its entirety and replaced with the following:

“ARTICLE 24. NOTICES.

Unless otherwise provided herein, all notices, requests, and other communications required or provided for hereunder shall be in writing (including via e-mail or other similar electronic transmission or writing) and shall be given at the following addresses:

(1)   If to Delta:

Delta Air Lines, Inc.

1030 Delta Boulevard

Atlanta, GA 30354

Dept. 009

Attention: GM - Commercial

E-mail: deltaconnection@delta.com

With copies to:

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Delta Air Lines, Inc.

1030 Delta Boulevard

Atlanta, GA 30354

Dept. 981

Attention: Chief Legal Officer

(2)   If to SkyWest:

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 84790

Attention: Chief Commercial Officer

Telephone: (435) 634-3200

E-mail: wade.steel@skywest.com

Any such notice, request or other communication shall be effective (i) if given by mail, upon the earlier of receipt or the third business day after such communication is deposited in the United States mails, registered or certified, with first class postage prepaid, addressed as set forth above, (ii) if given by e-mail to the receiving party’s primary contact person(s), when delivered to the relevant address specified herein, or (iii) if given by any other means, including, without limitation, by air courier, when delivered at the address specified herein. Delta or Operator may change its address for notice purposes by notice to the other party in the manner provided herein.

SECTION 3. Miscellaneous.

3.1This Amendment constitutes the entire understanding of the Parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

3.2The Amendment may be executed in any number of counterparts, including via facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

3.3Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

[remainder of page intentionally left blank – signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Amendment by their undersigned duly authorized representatives.

SkyWest Airlines, Inc.		Delta Air Lines, Inc.

By:	/s/ Wade Steel	By:	/s/ James C. Graham

Name:	Wade Steel	Name:	James C. Graham

Title:	CCO	Title:	SVP Delta Connection

Date:	01-06-2026	Date:	01-06-2026

[signature page to Amendment Number Forty-Nine]

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EXHIBIT A

Aircraft Subject to Extension

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EXHIBIT B

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EXHIBIT C

Aircraft Swap

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SCHEDULE 1

Amended and Restated Exhibit A of Amendment Number Forty-Eight

EXHIBIT A

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